    As filed with the Securities and Exchange Commission on April 30, 2007


                                                    1933 Act File No. 033-47703
                                                    1940 Act File No. 811-06654
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A

                               -----------------

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

   Pre-Effective Amendment No.                                            [ ]

   Post-Effective Amendment No. 55                                        [X]

                                    and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

   Amendment No. 58                                                       [X]

                       (Check appropriate box or boxes)

                               -----------------

                           BNY Hamilton Funds, Inc.
              (Exact Name of Registrant as Specified in Charter)

                               -----------------

                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035
                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's Telephone Number, Including Area Code: (614) 470-8000

                               -----------------

                                  Copies To:

             Kim R. Smallman                      Daniel Hirsch
                  BISYS                          Ropes & Gray LLP
            100 Summer Street                    One Metro Center
       Boston, Massachusetts 02110         700 12th St. N.W., Suite 900

                           Washington, DC 20005-3948
                    (Name and Address of Agent for Service)

                               -----------------

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[X] on (April 30, 2007) pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                    [GRAPHIC]


                                                  BNY Hamilton Funds Prospectus

--------------------------------------------------------------------------------

                                                                 April 30, 2007

================================================================================

                                                                         Equity
                                                                          Funds
                                                                     Prospectus

--------------------------------------------------------------------------------

                                                                 Class A Shares
                                             Global Real Estate Securities Fund
                                                      International Equity Fund
                                                          Large Cap Equity Fund
                                                          Large Cap Growth Fund
                                                           Large Cap Value Fund
                                                          Multi-Cap Equity Fund
                                                     Small Cap Core Equity Fund
                                                          Small Cap Growth Fund

                                                                Investor Shares
                                                             S&P 500 Index Fund

 As with all mutual funds, the Securities and
 Exchange Commission has not approved or       [LOGO]
 disapproved these securities or said whether     BNY
 the information in this prospectus is         HAMILTON
 adequate and accurate. Anyone who indicates    FUNDS
 otherwise is committing a crime.              ADVISED BY THE BANK OF NEW YORK


ABOUT THE FUNDS

 5  BNY Hamilton Global Real Estate Securities Fund

11  BNY Hamilton International Equity Fund

17  BNY Hamilton Large Cap Equity Fund

23  BNY Hamilton Large Cap Growth Fund

30  BNY Hamilton Large Cap Value Fund

36  BNY Hamilton Multi-Cap Equity Fund

43  BNY Hamilton S&P 500 Index Fund

48  BNY Hamilton Small Cap Core Equity Fund

54  BNY Hamilton Small Cap Growth Fund


ACCOUNT POLICIES

61  Daily NAV Calculation

62  Distribution Arrangements/Sales Charges

64  Opening an Account/Purchasing Shares

66  Making Exchanges/Redeeming Shares

68  Distributions and Tax Considerations

69  Abusive Trading

71  Investment Advisor

73  Portfolio Managers

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 GLOBAL REAL ESTATE SECURITIES FUND

     CUSIP Number: Class A Shares 05568J200

 INTERNATIONAL EQUITY FUND

     CUSIP Number: Class A Shares 05561M838

 LARGE CAP EQUITY FUND

     CUSIP Number: Class A Shares 05561M408

 LARGE CAP GROWTH FUND

     CUSIP Number: Class A Shares 05561M879

 LARGE CAP VALUE FUND

     CUSIP Number: Class A Shares 05561M697

 MULTI-CAP EQUITY FUND

     CUSIP Number: Class A Shares 05561M564

 S&P 500 INDEX FUND

     CUSIP Number: Investor Shares 05561M655

 SMALL CAP CORE EQUITY FUND

     CUSIP Number: Class A Shares 05561M390

 SMALL CAP GROWTH FUND

     CUSIP Number: Class A Shares 05561M853

BNY HAMILTON

 GLOBAL REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consisting of capital appreciation and current income. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a global portfolio of equity securities (primarily common stock) of real estate companies, including real estate investment trusts ("REITs") and real estate operating companies ("REOCs"), with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal circumstances, the Fund expects to invest at least 40% of its total assets in companies whose principal place of business is located outside of the United States, and will invest in at least 10 different countries (including the U.S.). Although the Fund primarily invests in developed markets, it may also make investments in emerging markets. The Fund may invest in equity securities of companies of any market capitalization, including smaller companies. The Fund's benchmark is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Real Estate Index, which is a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide.

Under normal circumstances, the Fund invests at least 80% of its Assets in publicly traded equity securities of companies principally engaged in the real estate sector. (The Fund will provide its shareholders with 60 days' prior notice of any change in this non- fundamental policy.) A company is "principally engaged" in the real estate sector if at least 50% of its total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by Urdang Securities Management, Inc. ("Urdang" or the "Sub-Advisor"), the Fund's sub-advisor. "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts, and other equity investments.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests therein. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of equity REITs and mortgage REITs. In the United States, REITs generally are not taxed on income distributed to shareholders as long as they meet certain tax-related requirements. Some foreign countries have a REIT structure that is very similar to the United States, which includes tax treatment that is similar to the special tax treatment accorded to U.S. REITS. However, other countries either have a REIT structure that is significantly different from the U.S. structure (including with respect to tax treatment) or have not adopted a REIT structure in any form.

In selecting investments for the Fund's portfolio, the Sub-Advisor uses a proprietary approach to quantify

                                BNY Hamilton Global Real Estate Securities Fund
investment opportunity from both a real estate and stock perspective. By combining bottom-up real estate research and the Sub-Advisor's Relative Value Model ("RVM") securities valuation process, the Sub-Advisor selects securities by seeking to provide a uniform basis for evaluating the validity of a security's trading price.

In conducting its bottom-up research, the Sub-Advisor engages in an active analysis process that includes regular and direct contact with the companies in the Fund's investable universe. These research efforts are supported with extensive sell side and independent research.

Through the use of the proprietary RVM, the Sub-Advisor seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management-related uncertainties, such as the impact on value of:

.. leverage;

.. growth rate;

.. market capitalization; and

.. property type.

The Sub-Advisor believes that the RVM process, which is based on arbitrage pricing theory, enables the Sub-Advisor to make apples to apples comparisons by establishing sophisticated sector and company financial models that the Sub-Advisor uses as yardsticks to evaluate the validity of the stock's premium or discount to net asset value--relative to its peers.

The Sub-Advisor has entered into a strategic relationship with NAI Global(TM) ("NAI") to access a proprietary research database covering commercial real estate firms and sector fundamentals worldwide. NAI is the world's largest network of independently owned commercial real estate brokerage firms. This strategic relationship provides the Sub-Advisor with exclusive access to NAI's entire global database of fundamental real estate information. The Sub-Advisor believes that access to this database, as well as to NAI's network of global real estate associates to interpret market data and provide commentary, opinions and analysis of market trends, will significantly enhance the Sub-Advisor's coverage of the global real estate markets. The Sub-Advisor expects that it will maintain direct and regular contact with NAI's network of offices across the globe and the Sub-Advisor intends to use this information in the Sub-Advisor's investment decision-making process relating to asset allocation by country, management team underwriting and individual stock selection.

The Fund may also use certain derivatives (e.g., options, futures), which are investments whose values are determined by reference to underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

In addition, the Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Because a fundamental policy of the Fund is to concentrate its assets in securities related to the real estate sector, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate sector and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: changes in real estate values and property taxes, overbuilding, fluctuations in rental income, changes in interest rates,


BNY Hamilton Global Real Estate Securities Fund changes in tax and regulatory requirements (including zoning laws and environmental restrictions), clean-up, liability and other environmental losses and casualty or condemnation losses.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. REITs are highly dependent upon management skill, and are subject to defaults by borrowers or lessees. REITs often are not diversified and are subject to heavy cash flow dependency. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund's portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

The Sub-Advisor makes extensive use of NAI's global database of fundamental real estate information. If the relationship between the Sub-Advisor and NAI is modified or terminated, the Sub-Advisor may no longer have access to NAI's global database and resources, which could have a negative impact on the Sub-Advisor's ability to manage the Fund's investments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.


                                BNY Hamilton Global Real Estate Securities Fund

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.

             Fee table
             ------------------------------------------------------
                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None
             Redemption Fee on shares held 30 days or fewer
              (as a % of amount redeemed or exchanged)       2.00*

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.85
             Distribution (12b-1) fees                       0.25
             Other expenses/(a)/                             0.45

             Total annual operating expenses/(b)/            1.55

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 1.50% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.
* The redemption fee may apply to any shares redeemed or exchanged within 30 calendar days of purchase. Shares held for more than 30 calendar days are not subject to the redemption fee. The redemption fee is paid to and retained by the Fund and is not a sales charge (load). See "Making Exchanges/Redeeming Shares--Redemption Fees."


BNY Hamilton Global Real Estate Securities Fund

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                         Expenses on a $10,000 investment* ($)
                         -------------------------------------

                                           1 Year    3 Years
                         -------------------------------------
                         Class A Shares     674        989

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


                                BNY Hamilton Global Real Estate Securities Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2006 has been audited by Tait, Weller & Baker, LLP. The report of Tait,
Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual report, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                               For the Period
                                                                December 29,
                                                                   2006*
                                                                  Through
                                                                December 31,
   Class A Shares                                                   2006
   ------------------------------------------------------------

   Per-Share Data ($)
   --------------------------------------------------------------------------
   Net asset value at beginning of period                          10.00
                                                               --------------
   Gain (loss) from investment operations:
     Net investment income (loss)/(a)/                                --
     Net realized and unrealized gain (loss) on investments           --
                                                               --------------
     Total gain (loss) from investment operations                     --
                                                               --------------
   Net asset value at end of period                                10.00
                                                               --------------
   Total investment return based on net asset value (%)/(b)/         N/A

   Ratios/Supplemental Data (%)
   --------------------------------------------------------------------------
   Net assets at end of period ($ x 1,000)                            --/1/
   Ratio of net expenses to average net assets                        --
   Ratio of expenses (before reduction) to average net assets         --
   Ratio of net investment income (loss) to average net assets        --
   Portfolio turnover rate                                           N/A

*  Commencement of offering of shares.

1  Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.


BNY Hamilton Global Real Estate Securities Fund

BNY HAMILTON

 INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing the local shares of non-U.S. companies, in particular American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.


The Advisor (as defined in "Investment Advisor") will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold ADRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the Fund will invest in at least 10 different countries. As of March 31, 2007, the MSCI EAFE Index included companies with market capitalizations of approximately $186 million to $210.6 billion. The Fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities include DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments. The Fund may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in U.S. cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the

                                         BNY Hamilton International Equity Fund
main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund's portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S.

The Fund may invest in DRs issued as part of an unsponsored program where a depositary issues the DRs without a formal agreement with the company that issues the underlying securities. Unsponsored ADRs may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored DRs.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have sponsored or unsponsored DR programs but that might otherwise be attractive investments for the Fund.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.


BNY Hamilton International Equity Fund

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., adding international funds to a shareholder's portfolio may offer investors greater diversification than if they invested in a purely domestic portfolio. International markets have been experiencing many of the same dynamics that drove U.S. stock growth in the 1990s, which may include the following:

.. corporate restructurings

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition has spurred many companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

                                         BNY Hamilton International Equity Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. For periods prior to the commencement of operations of Class A Shares (5/1/97), performance information shown in the table for Class A Shares is based on the performance of the Fund's Institutional Shares, which are offered in a different prospectus. The prior Institutional Shares performance has been adjusted to reflect the actual sales charges paid by the Class A Shares, but has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06
----------------------------------------------------------------------------
                                            [CHART]

 1998     1999     2000     2001     2002     2003    2004    2005     2006
------   ------  -------  -------  -------  -------  ------  ------   ------
20.61%   43.00%  -24.19%  -25.12%  -21.36%   34.85%  15.61%  12.81%   24.38%

Best Quarter: Q4 '99 +29.49%  Worst Quarter: Q3 '02 -18.91%




             Average annual total returns (%) as of 12/31/06*
             ------------------------------------------------------
                                                          Since
                                                        Inception
                                         1 Year 5 Years (4/1/97)/2/
             ------------------------------------------------------
             Class A Shares Return
              Before Taxes               17.85   10.27     5.60
             Class A Shares Return After
              Taxes on Distributions     17.21    9.93     5.18
             Class A Shares Return After
              Taxes on Distributions
              and Sale of Fund Shares    11.60    8.74     4.71
             MSCI EAFE Index (reflects
              no deduction for fees,
              expenses or taxes)/1/      26.34   14.98     8.08


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The MSCI EAFE is an unmanaged index of stocks of companies in Europe,
    Australasia and the Far East.
/2/ The Fund commenced operations on 4/1/97. Index comparisons begin on 4/1/97.


BNY Hamilton International Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None
             Redemption Fee on shares held 30 days or fewer
              (as a % of amount redeemed or exchanged)       2.00*

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.50
             Distribution (12b-1) fees                       0.25
             Other expenses                                  0.18

             Total annual operating expenses/(a)/            0.93


* The redemption fee may apply to any shares redeemed or exchanged within 30 calendar days of purchase. Shares held for more than 30 calendar days are not subject to the redemption fee. The redemption fee is paid to and retained by the Fund and is not a sales charge (load). See "Making Exchanges/Redeeming Shares--Redemption Fees."

(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  615     806    1,013   1,608


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


                                         BNY Hamilton International Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                            Year Ended December 31,
                                                                      ----------------------------------
Class A Shares                                                         2006   2005   2004   2003   2002
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                  12.47  11.19   9.77   7.29    9.27
                                                                      -----  -----  -----  -----  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                           0.27   0.17   0.13   0.08    0.03
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions                                               2.77   1.26   1.39   2.46   (2.01)
                                                                      -----  -----  -----  -----  ------
  Total gain (loss) from investment operations                         3.04   1.43   1.52   2.54   (1.98)
Dividends:
  Dividends from net investment income                                (0.24) (0.15) (0.10) (0.06)     --
                                                                      -----  -----  -----  -----  ------
Net asset value at end of year                                        15.27  12.47  11.19   9.77    7.29
                                                                      -----  -----  -----  -----  ------
Total investment return based on net asset value (%)/(b)/             24.38  12.81  15.61  34.85  (21.36)

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                   5,366  4,431  4,384  6,260   5,081
Ratio of expenses to average net assets                                0.93   1.10   1.35   1.56    1.69
Ratio of net investment income to average net assets                   1.92   1.49   1.25   1.01    0.37
Portfolio turnover rate                                                  15     11     31    101     307


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton International Equity Fund

BNY HAMILTON

 LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in large, established companies that the Advisor (as defined in "Investment Advisor") believes have proven track records and the potential for superior relative earnings growth.

The Fund's investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that the Advisor believes offer one or more of the following characteristics, among others:

.. potential for above average earnings and revenue growth;

.. sustainable competitive advantage;

.. strong or improving financial condition; and

.. earnings power that is either unrecognized or underestimated.

The Fund's portfolio generally includes stocks of companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large- capitalization issuers and will maintain a weighted-average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of

                                             BNY Hamilton Large Cap Equity Fund
investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific

BNY Hamilton Large Cap Equity Fund
securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of volatility, since their stocks may generate steady income even while their price may be depressed.

                                             BNY Hamilton Large Cap Equity Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06
-------------------------------------------------------------------------------
                               [CHART]

  1997    1998    1999   2000    2001     2002     2003   2004    2005    2006
 ------  ------  ------  -----  -------  -------  ------  -----  ------  ------
 25.85%  12.82%  14.27%  6.26%  -15.01%  -18.25%  21.82%  9.11%  6.25%   16.11%
Best Quarter: Q4 '99 +13.70%  Worst Quarter: Q3 '02 -13.05%




             Average annual total returns (%) as of 12/31/06*
             -----------------------------------------------------

                                           1 Year 5 Years 10 Years
             -----------------------------------------------------
             Class A Shares Return Before
              Taxes                        10.02   4.90     6.41
             Class A Shares Return After
              Taxes on Distributions        8.62   3.97     4.69
             Class A Shares Return After
              Taxes on Distributions
              and Sale of Fund Shares       7.78   3.79     4.74
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/1/        15.79   6.19     8.41


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

BNY Hamilton Large Cap Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.60
             Distribution (12b-1) fees                       0.25
             Other expenses                                  0.18

             Total annual operating expenses/(a)/            1.03



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  625     836    1,064   1,718


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A shares.


                                             BNY Hamilton Large Cap Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                      Year Ended December 31,
                                                              --------------------------------------
Class A Shares                                                 2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           13.35   13.22   12.33   10.31   12.90
                                                              ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                    0.10    0.10    0.25    0.23    0.25
  Net realized and unrealized gain (loss) on investments and
   written options                                              2.03    0.73    0.86    1.99   (2.58)
                                                              ------  ------  ------  ------  ------
  Total gain (loss) from investment operations                  2.13    0.83    1.11    2.22   (2.33)
Dividends and distributions:
  Dividends from net investment income                         (0.08)  (0.15)  (0.22)  (0.20)  (0.23)
  Distributions from capital gains                             (0.98)  (0.55)     --      --   (0.03)
                                                              ------  ------  ------  ------  ------
  Total dividends and distributions                            (1.06)  (0.70)  (0.22)  (0.20)  (0.26)
                                                              ------  ------  ------  ------  ------
Net asset value at end of year                                 14.42   13.35   13.22   12.33   10.31
                                                              ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/      16.11    6.25    9.11   21.82  (18.25)

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                           28,389  28,980  33,720  33,501  29,462
Ratio of expenses to average net assets                         1.03    1.04    1.10    1.16    1.15
Ratio of net investment income to average net assets            0.69    0.75    1.99    2.12    2.16
Portfolio turnover rate                                           53      52      40      24      29


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Large Cap Equity Fund

BNY HAMILTON

 LARGE CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

Individual stock selection, rather than industry allocation, is the Advisor's (as defined in "Investment Advisor") primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that the Advisor believes offer one or more of the following characteristics, among others:

.. potential for above-average, accelerating earnings or revenue growth;

.. favorable market positions;

.. improving operating efficiencies; and

.. increasing earnings per share (EPS).

The Fund's portfolio generally includes large-capitalization stocks of 40 to 80 companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in large-capitalization stocks. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

Since the emphasis of the Fund is on growth stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other

                                             BNY Hamilton Large Cap Growth Fund
types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio

BNY Hamilton Large Cap Growth Fund
manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless cover many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

                                             BNY Hamilton Large Cap Growth Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of two broad-based securities indexes. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

The Class A Shares of the Fund commenced operations on 5/1/97. For the period from 4/1/97 through 4/30/97 (prior to the commencement of operations of Class A Shares), performance information shown in the bar chart and table for Class A Shares is based on the performance of the Fund's Institutional Shares, which are offered in a different prospectus. The prior Institutional Shares performance has been adjusted to reflect the actual sales charges paid by the Class A Shares (in the table only), but has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the bar chart and the table. The Fund commenced operations as a registered investment company on 4/1/97. Prior to that date, the Fund operated as a common trust fund of The Bank of New York with investment objectives, policies, guidelines, and restrictions materially equivalent to those of the Fund. Performance information shown in the bar chart and the table for Class A Shares for periods prior to 4/1/97 is that of the common trust fund. This common trust fund performance information has been adjusted downward to reflect the Fund's higher annual operating expenses; however, such adjustment only reflects an approximation of the Fund's actual expenses. The common trust fund was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the common trust fund been subject to these restrictions, its performance may have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06
-------------------------------------------------------------------------------
                                     [CHART]

 1997    1998    1999     2000    2001    2002     2003   2004    2005    2006
 ----    ----    ----     ----    ----    ----     ----   ----    ----    -----
31.01%  23.36%  36.83%  -2.14%  -24.63%  -23.45%  22.72%  3.31%  -0.13%   6.04%
Best Quarter: Q4 '99 +24.37%  Worst Quarter: Q1 '01 -19.89%



BNY Hamilton Large Cap Growth Fund

              Average annual total returns (%) as of 12/31/06*
              ---------------------------------------------------

                                          1 Year 5 Years 10 Years
              ---------------------------------------------------
              Class A Shares Return
               Before Taxes                0.47   -0.53    4.73
              Class A Shares Return After
               Taxes on Distributions     -0.64   -1.56    3.13
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares     1.18   -0.63    3.68
              Russell 1000(R) Growth
               Index (reflects no
               deduction for fees,
               expenses or taxes)/1/       9.08    2.69    5.45


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

/1/ The Russell 1000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 1000(R) Index with a greater than average growth orientation.


                                             BNY Hamilton Large Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.60
             Distribution (12b-1) fees                       0.25
             Other expenses                                  0.24

             Total annual operating expenses/(a)/            1.09



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  630     853    1,094   1,784


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


BNY Hamilton Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                     Year Ended December 31,
                                                            -----------------------------------------
Class A Shares                                                 2006     2005   2004     2003    2002
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         7.65       9.52    9.43    7.72    10.13
                                                            -----      -----  ------  ------   ------
Gain (loss) from investment operations:
  Net investment income (loss)/(a)/                            --/(1)/ (0.01)   0.06    0.04     0.04
  Net realized and unrealized gain (loss) on investments     0.44      (0.01)   0.24    1.71    (2.41)
                                                            -----      -----  ------  ------   ------
  Total gain (loss) from investment operations               0.44      (0.02)   0.30    1.75    (2.37)
Dividends and distributions:
  Dividends from net investment income                         --/(1)/    --   (0.06)  (0.04)   (0.04)
  Distributions from capital gains                          (0.45)     (1.85)  (0.15)     --       --
                                                            -----      -----  ------  ------   ------
  Total dividends and distributions                         (0.45)     (1.85)  (0.21)  (0.04)   (0.04)
                                                            -----      -----  ------  ------   ------
Net asset value at end of year                               7.64       7.65    9.52    9.43     7.72
                                                            -----      -----  ------  ------   ------
Total investment return based on net asset value (%)/(b)/    6.04      (0.13)   3.31   22.72// (23.45)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         5,487      8,126  10,758  17,988   16,473
Ratio of expenses to average net assets                      1.09       1.08    1.11    1.15     1.15
Ratio of net investment income (loss) to average net assets  0.06      (0.06)   0.60    0.51     0.47
Portfolio turnover rate                                        51        101      90      20       18



(1)Less than $0.01 per share.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                             BNY Hamilton Large Cap Growth Fund

BNY HAMILTON

 LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

Estabrook Capital Management, LLC's ("Estabrook" or the "Sub-Advisor") strategy is to use a top-down value-oriented approach to choosing stocks. The Sub-Advisor identifies large capitalization stocks that it believes are undervalued in terms of price or other financial measurements with above-average growth potential. The top-down approach looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Sub-Advisor uses when analyzing individual issuers include:

.. relative earnings growth;

.. profitability trends;

.. price-to-earnings and price-to-book ratios;

.. issuers' financial strength;

.. valuation analysis and strength of management; and

.. risk-adjusted growth combined with dividend yield.

The Sub-Advisor uses this selection analysis to identify those issuers that it believes exhibit one or more of the following criteria: below-average valuation multiples; improving financial strength; and a catalyst which will allow the stock to reach what the Sub-Advisor believes to be the stock's intrinsic value, generally within a year.

Catalysts considered by the Sub-Advisor in selecting securities include, among others:

.. product introductions;

.. cost-cutting initiatives;

.. cyclical surges in profits;

.. changes in management; and

.. management teams committed to their shareholders' interests.


The Fund's portfolio generally includes stocks of companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted-average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash

BNY Hamilton Large Cap Value Fund
equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.


Since the emphasis of the Fund is on value stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.


As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

If issuers of stocks in the Fund's portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying

                                              BNY Hamilton Large Cap Value Fund
securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalization over $5 billion, are a relatively select group that nonetheless cover many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Value Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. For periods prior to the commencement of operations of Class A Shares (5/21/02), performance information shown in the table for Class A Shares is based on the performance of the Fund's Institutional Shares, which are offered in a different prospectus. The prior Institutional Shares performance has been adjusted to reflect the actual sales charges paid by the Class A Shares, but has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the bar chart and the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06
----------------------------------------------------------
                                    [CHART]

     2003   2004    2005   2006
    ------  -----  -----  -----
    28.43%  9.22%  8.45%  15.41%

Best Quarter: Q4 '03 +13.37%  Worst Quarter: Q1 '03 -1.59%




             Average annual total returns (%) as of
             12/31/06*
             ------------------------------------------------------

                                                          Since
                                                        Inception
                                        1 Year 5 Years (4/28/00)/2/
             ------------------------------------------------------
             Class A Shares Return
              Before Taxes               9.35   8.07      4.57
             Class A Shares Return
              After Taxes on
              Distributions              7.28   7.25      3.84
             Class A Shares Return
              After Taxes on
              Distributions and Sale
              of Fund Shares             7.31   6.65      3.60
             S&P 500(R) Index (reflects
              no deduction for fees,
              expenses or taxes)/1/     15.79   6.19      8.34


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
/2/ The Fund commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

                                              BNY Hamilton Large Cap Value Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.60
             Distribution (12b-1) fees                       0.25
             Other expenses                                  0.18

             Total annual operating expenses/(a)(b)/         1.03



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 1.05% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  625     836    1,064   1,718


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


BNY Hamilton Large Cap Value Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Class A Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.




                                                                                        For the Period
                                                                                          October 7,
                                                                                             2002
                                                                                           Through
                                                              Year Ended December 31,    December 31,
                                                            --------------------------     2002/1/
Class A Shares                                               2006   2005   2004   2003  --------------
----------------------------------------------------------------------------------------

Per Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      11.24  10.81  10.03   7.88        9.09
                                                            -----  -----  -----  -----  --------------
Gain (loss) from investment operations:
  Net investment income/(a)/                                 0.18   0.15   0.15   0.09        0.04
  Net realized and unrealized gain (loss) on investments     1.53   0.76   0.77   2.14       (1.22)
                                                            -----  -----  -----  -----  --------------
  Total gain (loss) from investment operations               1.71   0.91   0.92   2.23       (1.18)
Dividends and distributions:
  Dividends from net investment income                      (0.18) (0.14) (0.14) (0.08)      (0.03)
  Distributions from capital gains                          (0.92) (0.34)    --     --          --
                                                            -----  -----  -----  -----  --------------
  Total dividends and distributions                         (1.10) (0.48) (0.14) (0.08)      (0.03)
                                                            -----  -----  -----  -----  --------------
Net asset value at end of period                            11.85  11.24  10.81  10.03        7.88
                                                            -----  -----  -----  -----  --------------
Total investment return based on net asset value (%)/(b)/   15.41   8.45   9.22  28.43      (12.98)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net asset, end of period ($ x 1,000)                        1,371  1,015    860    667         161
Ratio of expenses (after reduction) to average net assets    1.03   1.05   1.05   1.05        1.05/2/
Ratio of expenses (before reduction) to average net assets   1.03   1.06   1.17   1.34        1.50/2/
Ratio of net investment income (after reduction) to average
 net assets                                                  1.50   1.33   1.42   0.99        0.82/2/
Portfolio turnover rate                                        59     43     37     12          10


1 Class A Shares of the Fund were first offered on 5/21/02.
2 Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                              BNY Hamilton Large Cap Value Fund

BNY HAMILTON

 MULTI-CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues flexible long-term investment policies in an attempt to emphasize companies with strong balance sheets and growth potential, i.e., companies Gannett Welsh & Kotler, LLC ("GW&K" or the "Sub-Advisor"), the Fund's Sub-Advisor, believes are in industries or markets that are expanding or have business lines that demonstrate potential for growth in sales and earnings or cash flow. The Sub-Advisor selects companies that it expects to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.


The Sub-Advisor uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies that the Sub-Advisor believes are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund may also purchase securities that the Sub-Advisor believes are undervalued or attractively valued. The Sub-Advisor assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Russell 3000(R) Index.

In addition to seeking capital appreciation, the Fund seeks to achieve current income by investing in securities with a history of paying dividends. The Fund may also buy securities that do not have a history of paying dividends but are believed to offer prospects for capital growth or future income, based upon the Sub-Advisor's analysis of overall market conditions and the individual companies' potential for growth or payment of dividends.

The Sub-Advisor intends to assemble a portfolio of securities diversified as to companies and industries. The Sub-Advisor expects that each economic sector within the Russell 3000(R) Index will be represented in the Fund's portfolio. The Sub-Advisor may consider increasing or reducing the Fund's investment in a particular industry in view of the Fund's goal of achieving industry diversification.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

BNY Hamilton Multi-Cap Equity Fund

Various factors may lead the Sub-Advisor to consider selling a particular security, such as a significant change in the relevant company's senior management or its products, a deterioration in its fundamental characteristics, or if the Sub-Advisor believes the security has become overvalued.


The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.


MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Since the emphasis of the Fund is on growth stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Sub-Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

While the emphasis of the Fund is on growth stocks, many Fund holdings represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

If issuers of stocks in the Fund's portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent

                                             BNY Hamilton Multi-Cap Equity Fund
as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



BNY Hamilton Multi-Cap Equity Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of three broad-based securities indexes. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

The Fund is the successor to the GW&K Equity Fund, which was a series of the registered investment company, the Gannet Welsh & Kotler Funds, that had an investment objective and policies, guidelines, and restrictions substantially similar to those of the Fund. The Fund commenced operations on 10/7/02 in connection with the consummation of the reorganization of the GW&K Equity Fund into the Fund. Performance information shown in the bar chart and table for Class A Shares for periods prior to 10/7/02 is based on the performance of the GW&K Equity Fund and reflects the GW&K Equity Fund's total net annual operating expenses, which, due to similar investment adviser expense limitation arrangements in place for the GW&K Equity Fund and the Fund, have historically been the same as those of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns (%)
as of 12/31/06
-----------------------------------------------------------

 [CHART]

1997    1998    1999    2000    2001
 2002     2003    2004   2005   2006
------  ------  ------  ------  -------
 -------  ------  ------  -----  -----
25.51%  17.68%  31.29%  12.83%  -19.62%
 -27.55%  31.50%  11.72%  7.59%  11.76%
Best Quarter: Q4 '99 +24.53%  Worst Quarter: Q3 '02 -21.54%



                                             BNY Hamilton Multi-Cap Equity Fund

            Average annual total returns as of 12/31/06(%)*
            -------------------------------------------------------

                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Class A Shares Return Before
             Taxes                          11.76   5.06     8.45
            Class A Shares Return After
             Taxes on Distributions         11.52   4.90     7.78
            Class A Shares Return After
             Taxes on Distributions
             and Sale of Fund Shares         7.66   4.26     7.19
            Russell 3000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/1/          15.74   7.17     8.64


*Assumptions: All dividends and distributions are reinvested.

--------------------------------------------------------------------------------

/1/ The Russell 3000(R) Index is an unmanaged index which represents the 3,000 largest U.S. companies.


BNY Hamilton Multi-Cap Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.75
             Distribution (12b-1 fees)                       0.25
             Other expenses                                  0.26

             Total annual operating expenses/(a)(b)/         1.26



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 1.25% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  647     904    1,180   1,968


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A shares.


                                             BNY Hamilton Multi-Cap Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). Prior to October 7, 2002, the Fund's predecessor operated as a series of a different investment company. The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003, the period ended December 31, 2002 and the year ended September 30, 2002 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                                   Period
                                                                                 October 7,
                                                                                2002 Through   Year Ended
                                                    Year Ended December 31,     December 31, September 30,*
                                                ------------------------------      2002          2002
Class A Shares/1/                                2006    2005    2004    2003   ------------ --------------
---------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           15.22   14.24   12.81    9.77       8.59         12.29
                                                ------  ------  ------  ------  ------------ --------------
Gain (loss) from investment operations:
  Net investment income (loss)/(a)/               0.09    0.10    0.07    0.04         --/2/      (0.01)
  Net realized and unrealized gain on
   investments                                    1.70    0.98    1.43    3.04       1.18          3.32
                                                ------  ------  ------  ------  ------------ --------------
  Total gain (loss) from investment operations    1.79    1.08    1.50    3.08       1.18         (3.33)
Dividends and distributions:
  Dividends from net investment income           (0.10)  (0.10)  (0.07)  (0.04)        --/2/         --
  Distributions from net realized gains          (0.01)     --      --      --         --            --
                                                ------  ------  ------  ------  ------------ --------------
  Total dividends and distributions              (0.11)  (0.10)  (0.07)  (0.04)        --            --
                                                ------  ------  ------  ------  ------------ --------------
Net asset value at end of period                 16.90   15.22   14.24   12.81       9.77          8.96
                                                ------  ------  ------  ------  ------------ --------------
Total investment return based on net asset
 value (%)/(b)/                                  11.76    7.59   11.72   31.50      13.78        (27.10)

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets at end of period ($ x 1,000)         64,299  67,283  60,274  54,933     46,978        45,178
Ratio of net expenses to average net assets       1.25    1.25    1.25    1.25       1.25/3/       1.25
Ratio of expenses (before reduction) to average
 net assets                                       1.26    1.28    1.45    1.55       1.50/3/       1.64
Ratio of net investment income to average net
 assets                                           0.57    0.70    0.50    0.32       0.09/3/       0.04
Portfolio turnover rate                              7      10      22      24          9            29

1 Class A shares (formerly, Investor Shares) of the Fund were first offered on
  10/7/02.
2 Less than $0.01 per share.

3 Annualized.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
* Effective October 7, 2002, the Fund changed its fiscal year end from September 30 to December 31.

BNY Hamilton Multi-Cap Equity Fund

BNY HAMILTON

 S&P 500 INDEX FUND


INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's 500(R) Composite Stock Index (the "S&P 500(R)"). This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500(R). The Fund invests substantially all of its Assets (as defined below) in stocks that comprise the S&P 500(R). As of March 31, 2007, the S&P 500(R) included companies with market capitalizations of approximately $1.489 billion to $429.6 billion. The Advisor (as defined in "Investment Advisor") uses a full replication approach, in which all stocks in the S&P 500(R) generally are held by the Fund in proportion to their index weights. In any event, the Fund will invest at least 80% of its Assets in the stocks comprising the index. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Although the Fund tries to track the performance of the S&P 500/(R)/, its performance cannot exactly match the index because the Fund incurs operating expenses. The S&P 500/(R)/ is an unmanaged group of common stocks, and therefore does not have these expenses.


The S&P 500(R) is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition. The S&P 500(R) is not affiliated with the Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the index.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

                                                BNY Hamilton S&P 500 Index Fund

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.


To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use temporary defensive strategies or reduce the effects of any long-term periods of poor performance. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or the S&P 500(R) and/or could lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



BNY Hamilton S&P 500 Index Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for Investor Shares of the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. For periods prior to the commencement of operations of Investor Shares (7/25/02), performance information shown in the table for Investor Shares is based on the performance of the Fund's Institutional Shares, which are offered in a different prospectus. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Investor Shares, it would have been lower than what is reflected in the bar chart and the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


           Investor Shares annual total returns
           (%) as of 12/31/06
           ----------------------------------------------------------
                                               [CHART]

             2003    2004    2005    2006
            ------  ------   ------  ------
            27.90%  10.20%   4.29%   15.04%

           Best Quarter: Q2 '03 +15.07%  Worst Quarter: Q1 '03 -3.18%



           Average annual total returns (%) as of
           12/31/06*
           ---------------------------------------------------------

                                                           Since
                                                         Inception
                                         1 Year 5 Years (4/28/00)/2/
           ---------------------------------------------------------
           Investor Shares Return
            Before Taxes                 15.04   5.55       0.69
           Investor Shares Return After
            Taxes on Distributions       14.10   4.83       0.06
           Investor Shares Return After
            Taxes on Distributions
            and Sale of Fund Shares      10.38   4.50       0.31
           S&P 500(R) Index (reflects no
            deduction for fees,
            expenses or taxes)/1/        15.79   6.19      12.64


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
/2/ The Fund commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

                                                BNY Hamilton S&P 500 Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out-of-pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ----------------------------------------------------

                                                          Investor
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses
               that are deducted from fund assets, as a %
               of average daily net assets)
              ----------------------------------------------------
              Management fee                                0.20
              Distribution (12b-1) fees                     0.25
              Other expenses/(a)/                           0.26

              Total annual operating expenses/(b)(c)/       0.71


(a)Restated to reflect current administration fees.

(b)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(c)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Investor Shares' "Total annual operating expenses" to 0.60% of the Fund's average daily net assets allocable to Investor Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Investor Shares   73     227     395     883


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Investor Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Investor Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                             Year Ended December 31,
                                                                       ---------------------------------
Investor Shares                                                         2006   2005   2004   2003  2002/1/
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  7.98   8.26   7.60   6.00   5.76
                                                                       -----  -----  -----  -----  ------
Gain from investment operations:
  Net investment income/(a)/                                            0.11   0.10   0.12   0.08   0.04
  Net realized and unrealized gain on investments and futures           1.08   0.26   0.65   1.59   0.24
                                                                       -----  -----  -----  -----  ------
  Total gain from investment operations                                 1.19   0.36   0.77   1.67   0.28
Dividends and distributions:
  Dividends from net investment income                                 (0.12) (0.10) (0.11) (0.07) (0.04)
  Distributions from capital gains                                     (0.24) (0.54)    --     --     --
                                                                       -----  -----  -----  -----  ------
  Total dividends and distributions                                    (0.36) (0.64) (0.11) (0.07) (0.04)
                                                                       -----  -----  -----  -----  ------
Net asset value at end of year                                          8.81   7.98   8.26   7.60   6.00
                                                                       -----  -----  -----  -----  ------
Total investment return based on net asset value (%)/(b)/              15.04   4.29  10.20  27.90   4.82

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    1,445    871  1,265    692     30
Ratio of expenses (after reduction) to average net assets               0.60   0.60   0.60   0.60   0.60/2/
Ratio of expenses (before reduction) to average net assets              0.71   0.76   0.89   1.06   1.14/2/
Ratio of net investment income (after reduction) to average net assets  1.40   1.26   1.49   1.17   1.34/2/
Portfolio turnover rate                                                   11     49     17     40     32


1 Investor Shares of the Fund were first offered on 7/25/02.
2 Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                                BNY Hamilton S&P 500 Index Fund

BNY HAMILTON

 SMALL CAP CORE EQUITY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


Individual security selection is the primary investment focus of Gannett Welsh & Kotler LLC ("GW&K" or the "Sub-Advisor"), the Fund's Sub-Advisor, rather than industry allocation. The Sub-Advisor considers a small company to be a company that has a market capitalization at the time of purchase within the market capitalization range of the Russell 2000(R) Index immediately following the Index's most recent rebalancing. As of its most recent rebalancing, March 31, 2007, the Russell 2000(R) Index included companies with market capitalizations of approximately 45.8 million to 3.758 billion. The Fund invests in a blend of growth and value stocks using both quantitative and fundamental research. Quantitative research is used in an attempt to identify companies selling at the lower end of their historic valuation range, companies with positive earnings and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. Fundamental research is used in an attempt to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans.


The Sub-Advisor seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small- capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed the upper or lower range used by the Russell 2000(R) Index. The Fund's investment allocations to value and growth stocks may vary over time.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund may also use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

Under normal circumstances, the Fund invests at least 80% of its Assets in small-capitalization stocks. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy). "Assets" means net assets plus the amount of borrowing for investment purposes.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

BNY Hamilton Small Cap Core Equity Fund

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or ex-tended periods can result in unpredictable declines in the value of the Fund's investments.

Moreover, growth and value stocks may perform differently than the market as a whole and differently from each other. The Fund invests in both growth and value stocks. Growth investing attempts to identify companies that the Sub-Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The Fund invests in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the

                                        BNY Hamilton Small Cap Core Equity Fund
borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Investing in Small-Cap Companies


Small companies tend to grow or fade quickly by their nature. Their market valuations often are based more on market sentiment than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices historically have been more volatile than those of larger capitalization stocks.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They potentially can grow to dominate such markets rapidly, but also may be threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.


BNY Hamilton Small Cap Core Equity Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06

----------------------------------------------------------
                                    [CHART]

 2006
------
10.78%
Best Quarter: Q1 '06 +11.86%  Worst Quarter: Q2 '06 -5.86%



            Average annual total returns (%) as of 12/31/06*
            -------------------------------------------------------

                                                          Since
                                                        Inception
                                                 1 Year (3/2/05)/2/
            -------------------------------------------------------
            Class A Shares Return Before Taxes    4.96     8.84
            Class A Shares Return After Taxes on
             Distributions                        4.84     8.77
            Class A Shares Return After Taxes on
             Distributions and Sale of Fund
             Shares                               3.37     7.55
            Russell 2000(R) Index (reflects no
             deduction for fees, expenses or
             taxes)/1/                           18.35    13.89


*Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
/1/ The Russell 2000(R) Index is an unmanaged index of small U.S. companies.

/2/ The Fund commenced operations on 3/2/05. Index comparisons begin on 3/2/05.


                                        BNY Hamilton Small Cap Core Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None

             Annual Operating Expenses (expenses
              that are deducted from Fund assets, as a % of
              average daily net assets)
             ------------------------------------------------------
             Management fee                                  0.75
             Distribution (12b-1 fees)                       0.25
             Other expenses                                  0.25
             Acquired Fund fees and expenses/(a)/            0.10

             Total annual operating expenses/(b)/            1.35



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Funds' assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 1.25% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  655     930    1,226   2,064


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


BNY Hamilton Small Cap Core Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statement, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                                           For the period
                                                                                              March 2,
                                                                                              2005/1/
                                                                               Year ended     Through
                                                                              December 31,  December 31,
Class A Shares/1/                                                                 2006          2005
---------------------------------------------------------------------------------------------------------

Per Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                           11.13         10.00
                                                                              ------------ --------------
Gain (loss) from investment operations:
  Net investment income (loss)/(a)/                                               0.01         (0.01)
  Net realized and unrealized gain on investments                                 1.19          1.14
                                                                              ------------ --------------
  Total gain from investment operations                                           1.20          1.13
                                                                              ------------ --------------
Dividends and distributions:
  Dividends from net investment income                                           (0.01)           --
  Distributions from capital gains                                               (0.08)           --
                                                                              ------------ --------------
  Total dividends and distributions                                              (0.09)           --
                                                                              ------------ --------------
Net asset value at end of year                                                   12.24         11.13
                                                                              ------------ --------------
Total investment return based on net asset value (%)/(b)/                        10.78         11.30

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net asset, end of year ($ x 1,000)                                               1,852         1,400
Ratio of expenses (after reduction) to average net assets                         1.25          1.25/2/
Ratio of expenses (before reduction) to average net assets                        1.25          1.47/2/
Ratio of net investment income (loss) (after reduction) to average net assets     0.05         (0.14)/2/
Portfolio turnover rate                                                             26            12



1 Commencement of offering of shares.
2 Annualized.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                        BNY Hamilton Small Cap Core Equity Fund

BNY HAMILTON

 SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


Individual security selection is the Advisor's (as defined in "Investment Advisor") primary investment focus, rather than industry allocation. The Advisor considers small-capitalization companies to be those whose market capitalizations are between $100 million and $2 billion, and companies that are represented in the Russell 2000(R) Index (without regard to their market capitalization). Within the universe of small-capitalization companies, the Fund targets those that the Advisor believes have had above-average earnings growth and that have exceeded market expectations. As of March 31, 2007, the Russell 2000(R) Index included companies with market capitalizations of approximately $45.8 million to $3.758 billion. The Fund emphasizes companies in this group that the Advisor believes are strong in niche markets, and thus exert more control over the pricing and supply in their markets. The Advisor seeks companies that it believes will achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that the Advisor believes may suggest growth include, among others:


.. expanded operations;

.. new products or technologies;

.. new distribution channels;

.. generally favorable industry conditions; and

.. revitalized company management.

The Advisor seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.

Under normal circumstances, the Fund invests at least 80% of its Assets in small-capitalization stocks. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

BNY Hamilton Small Cap Growth Fund

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or ex-tended periods can result in unpredictable declines in the value of the Fund's investments.

Since the emphasis of the Fund is on growth stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

The Fund invests in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the

                                             BNY Hamilton Small Cap Growth Fund
borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations often are based more on market sentiment than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices historically have been more volatile than those of larger capitalization stocks. Growth investors are often attracted to small companies for their specialization and innovation.
Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow potentially to dominate such markets rapidly, but also may be threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of two broad-based securities indexes. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

The Class A Shares of the Fund commenced operations on 5/1/97. For the period from 4/1/97 through 4/30/97 (prior to the commencement of operations of Class A Shares), performance information shown in the bar chart and table for Class A Shares is based on the performance of the Fund's Institutional Shares, which are offered in a different prospectus. The prior Institutional Shares performance has been adjusted to reflect the actual sales charges paid by the Class A Shares (in the table only), but has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the bar chart and the table. The Fund commenced operations as a registered investment company on 4/1/97. Prior to that date, the Fund operated as a common trust fund of The Bank of New York with investment objectives, policies, guidelines, and restrictions materially equivalent to those of the Fund. Performance information shown in the bar chart and the table for Class A Shares for periods prior to 4/1/97 is that of the common trust fund. This common trust fund performance information has been adjusted downward to reflect the Fund's higher annual operating expenses; however, such adjustment only reflects an approximation of the Fund's actual expenses. The common trust fund was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the common trust fund been subject to these restrictions, its performance may have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06
------------------------------------------------------------------------------
                                    [CHART]

 1997   1998    1999    2000    2001     2002     2003   2004    2005    2006
 -----  -----  ------  ------  ------   ------   ------  -----  ------  ------
 9.47%  7.64%  96.65%  -1.61%  -11.90%  -21.90%  37.46%  5.59%  -2.91%   8.39%
Best Quarter: Q4 '99 +54.71%  Worst Quarter: Q3 '01 -20.81%


                                             BNY Hamilton Small Cap Growth Fund

              Average annual total returns (%) as of 12/31/06*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return Before
               Taxes                        2.70   2.48     8.54
              Class A Shares Return After
               Taxes on Distributions       1.09   1.68     7.00
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares      3.96   2.05     6.95
              Russell 2000(R) Growth Index
               (reflects no deduction for
               fees, expenses or taxes)/1/ 13.35   6.92     4.87


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

/1/ The Russell 2000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 2000(R) Index with a greater than average growth orientation.


BNY Hamilton Small Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


             Fee table
             ------------------------------------------------------

                                                            Class A
                                                            Shares
             ------------------------------------------------------

             Shareholder Fees (fees paid directly from your
              investment)
             ------------------------------------------------------
             Maximum sales charge (load) on purchases
              (as a percentage of the offering price)        5.25
             Maximum deferred sales charge (load)
              (as a percentage of the lower of the purchase
              price or current market value)                 None
             Maximum sales charge (load) imposed on
              reinvested dividends                           None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             ------------------------------------------------------
             Management fee                                  0.75
             Distribution (12b-1) fees                       0.25
             Other expenses                                  0.18

             Total annual operating expenses/(a)/            1.18



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  639     880    1,140   1,882


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.

                                             BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                 Year Ended December 31,
                                                          -------------------------------------
Class A Shares                                             2006   2005    2004    2003    2002
------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------
Net asset value at beginning of year                      14.57   15.35   15.46   11.79   15.36
                                                          -----  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment loss/(a)/                                (0.13)  (0.13)  (0.14)  (0.12)  (0.11)
  Net realized and unrealized gain (loss) on investments   1.31   (0.30)   0.95    4.51   (3.26)
                                                          -----  ------  ------  ------  ------
  Total gain (loss) from investment operations             1.18   (0.43)   0.81    4.39   (3.37)
Distributions:
  Distributions from capital gains                        (1.65)  (0.35)  (0.92)  (0.72)  (0.20)
                                                          -----  ------  ------  ------  ------
Net asset value at end of year                            14.10   14.57   15.35   15.46   11.79
                                                          -----  ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/  8.39   (2.91)   5.59   37.46  (21.90)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       6,581  74,414  95,024  54,456  17,811
Ratio of expenses to average net assets                    1.18    1.16    1.23    1.31    1.32
Ratio of net investment loss to average net assets        (0.91)  (0.90)  (0.89)  (0.82)  (0.82)
Portfolio turnover rate                                     127      77      67      42      31


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Small Cap Growth Fund

ACCOUNT POLICIES

Each Fund in this Prospectus, except for the S&P 500 Index Fund, is offered in Class A and Institutional share classes. The S&P 500 Index Fund is offered in Investor and Institutional share classes. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. Information on the Institutional Shares of the Funds can be found in the BNY Hamilton Funds' Institutional Shares Prospectus.

The information below applies to each share class offered in this Prospectus.

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each business day (Monday through Friday). Shares are available on any business day that the NYSE is open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund will not calculate its NAV on any day that the NYSE is closed and may not calculate its NAV on a business day when no purchase or redemption orders for Fund shares are received by the Fund. Purchase orders received by a Fund, its transfer agent, or other shareholder servicing agent (collectively referred to in this Prospectus as "a Fund (or its designee)") before the regular close of the NYSE will be executed at the NAV calculated at that day's close, plus any applicable sales charges.

Each Fund's securities are typically valued using market prices. When market prices are not readily available, each Fund will use fair value prices as determined by the Advisor's Pricing Committee subject to the procedures approved by the Board of Directors. For instance, a Fund may value a security at fair value if a significant event has occurred, which will, with reasonably high probability, materially affect the value of the security because the market price of the security was established before the calculation of the Fund's NAV, but after the market price was determined. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations (see discussion below regarding fair valuation of Global Real Estate Securities Fund's foreign equity securities). Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different from recent market prices for the security.

The Funds, except the S&P 500 Index Fund, invest, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in each of these Funds may change on days when you are unable to purchase or redeem shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, with respect to the Global Real Estate Securities Fund, the Fund has adopted fair value pricing procedures, which, among other things, generally require the Fund to fair value foreign equity securities based on values provided by a third-party vendor if there has been a significant U.S. market fluctuation that exceeds a specified threshold. Al-

                                                               Account Policies
though the threshold may be revised from time to time and the number of days in which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. As noted above, the value determined for an investment using the Fund's fair value pricing procedures may differ materially from recent market prices for the investment.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees that you will pay as an investor in different share classes offered by the applicable Funds.

Large Cap Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Multi-Cap Equity Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, International Equity Fund and Global Real Estate Securities Fund

                                           Class A Shares
              ---------------------------------------------------
              Sales Charge (Load)  A front-end sales charge will
                                   be imposed on shares
                                   purchased, declining from
                                   5.25% as indicated below.
              Distribution (12b-1) Subject to Annual
                                   Distribution fee of up to
                                   0.25% of the average daily net
                                   assets of the applicable Fund
                                   allocable to Class A Shares.

        Class A's Front-End Sales Charge:
        ---------------------------------------------------------------
                                                           Front-End
                                      Front-End         Sales Charge as
                                   Sales Charge as      % of Net Amount
        Amount of Purchase     % of Offering Price/1,2/   Invested/2/
        ---------------------------------------------------------------
        Less than $25,000               5.25%                5.54%
        $25,000 but less than
         $50,000                        5.00%                5.26%
        $50,000 but less than
         $100,000                       4.50%                4.71%
        $100,000 but less than
         $250,000                       3.50%                3.63%
        $250,000 but less than
         $500,000                       2.75%                2.83%
        $500,000 but less than
         $1 million                     2.00%                2.04%
        $1 million or more               None                 None

1 The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.
2 Because of rounding in the calculation of the offering price, the actual front-end sale charge paid by an investor may be higher or lower than the percentage noted above.

S&P 500 Index Fund

                                          Investor Shares
              ---------------------------------------------------
              Sales Charge (Load)  No front-end sales charge.
              Distribution (12b-1) Subject to Annual
                                   Distribution fee of up to
                                   0.25% of the average daily net
                                   assets of the S&P 500 Index
                                   Fund allocable to Investor
                                   Shares.

Sales charges (load). Purchases of Class A Shares of the applicable Funds are subject to a front-end sales charge as a percentage of the offering price of the shares as described in the tables above. The offering price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge.

Sales charge waivers. Shareholders who held, as of January 26, 2004, Investor Shares of a BNY Hamilton Fund whose Investor Shares have been re-

Account Policies
designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of Class A Shares of all BNY Hamilton Funds, so long as such shareholders own Class A Shares of at least one BNY Hamilton Fund.

In addition, Class A's sales charges may be waived for employees of the Advisor or its affiliates; investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor; Directors of the Funds; legal counsel to the Funds or the Directors; certain existing shareholders who own shares in a BNY Hamilton Fund within their trust accounts; investors within wrap accounts; investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans; and investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions. Further information on the categories of persons for whom sales charges may be waived can be found in the Statement of Additional Information.

The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' prior notice to shareholders.

Sales charge reductions. Reduced sales charges are available to shareholders making larger purchases. (See "Distribution Arrangements/Sales Charges" above). In addition, you may qualify for reduced sales charges under the following circumstances:

.. Letter of Intent. You inform the Funds in writing that you intend to purchase enough Class A Shares of the Funds and of any other BNY Hamilton Funds over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

.. Right of Accumulation. When the value of Class A Shares of the Funds and of any other BNY Hamilton Funds you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

.. Combination Privilege. You may combine accounts of multiple BNY Hamilton
  Funds (excluding any BNY Hamilton Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by you as sole proprietorship to achieve reduced sales charges.

.. Concurrent Purchases. For purposes of qualifying for a reduced sales charge, investors have the privilege of:

(a)combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Eligible Shares"); or

(b)combining concurrent purchase of shares of any class of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares.

   Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined existing holdings of Eligible Shares.

.. Reinstatement Privilege. If you have sold shares and decide to reinvest in a Fund within a 90 day period, you will not be charged the applicable sales load on the amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed. A shareholder may exercise this privilege one time during any 12-month period. If you sold shares in the Global Real Estate Securities Fund or the International Equity Fund within a 30 day period of purchase and you exercise your reinstatement privilege, you will still be charged a redemption fee.

Additional information about the availability of reduced sales charges can be found in the Statement of Additional Information and at the Funds' website, www.bnyhamilton.com. This information is free of

                                                               Account Policies
charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information. To receive a reduction in your Class A sales charge, you must let your financial advisor or the Funds' transfer agent or distributor know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or the Funds' transfer agent or distributor to provide certain information or records, such as account statements, in order to verify your eligibility for a reduced sales charge.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a distribution (12b-1) plan with respect to the Class A Shares or Investor Shares, as applicable, of each of the Funds in this Prospectus pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan permits each Fund to reimburse the distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Class A Shares or Investor Shares, as applicable, of that Fund. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT/PURCHASING SHARES

                 Minimum investment requirements
                 ----------------------------------------------

                                  Minimum     Minimum
                                  initial   continuing  Minimum
                 Account Type    investment investments balance
                 ----------------------------------------------
                 IRA               $  250      $ 25       N/A
                 Regular Account   $2,000*     $100*     $500
                 Automatic
                  Investment
                  Program          $  500      $ 50       N/A

*Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.


Account Policies

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the applicable Fund to:
check payable directly to each Fund you want to
invest in to:

BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363      If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The Funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your Fund]                                  Attn: [your Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

The Advisor may, at its own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check or through the Automatic Investment Program, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
(minimum $500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the Funds and number of shares or       .names of the Funds and number of shares or dollar amount
  dollar amount you want to exchange                you want to redeem
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking institutions than what is on file
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   . declining balance
                                                   . fixed dollar amount
                                                   . fixed share quantity
                                                   . fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

As with purchase orders, redemption requests received by a Fund (or its designee) before the regular close of the NYSE will be executed at the NAV calculated at that day's close, minus the amount of any applicable redemption fee.

Minimum account balances. If you have a regular account with a Fund and your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums. You may exchange shares of the same class between BNY Hamilton Funds, usually without paying additional sales charges or between Investor Shares of a BNY Hamilton Index Fund and Class A Shares of other BNY Hamilton Funds (See "Notes on Exchanges" below). Shares to be exchanged must have a value of at least $500. You must also exchange enough Class A or Investor Shares of a Fund

Account Policies
to meet the minimum initial investment requirement of the class of shares of the Fund for which you are exchanging your existing shares.

Notes on exchanges. When exchanging from Class A Shares or Investor Shares of a BNY Hamilton Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor or a Sub-Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person's) identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemption In-Kind. The Fund reserves the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). Securities used to redeem Fund shares will be valued as set forth under "Daily NAV Calculation." A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption fee. The Global Real Estate Securities Fund and the International Equity Fund charge a 2% redemption fee on shares of the Funds redeemed or exchanged for shares of another BNY Hamilton Fund within 30 calendar days of purchase. The day after your purchase order is accepted (i.e., trade day plus
1) is considered the first day for purposes of calculating the 30-day holding period. In each case, the fee is withheld from redemption proceeds and retained by the applicable Fund in order to offset the portfolio transaction and other costs incurred by the Fund in connection with a withdrawal from the Fund. The fee is intended to deter market timing and other abusive trading in the Funds and to ensure that short-term

                                                               Account Policies
investors pay their share of a Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares of the Global Real Estate Securities Fund and International Equity Fund held by investors for more than 30 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first.

The redemption fee will not apply to: redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of the shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional account information to the Funds to establish his or her qualification for one of these exceptions. Notwithstanding the foregoing, a redemption fee may be charged in the event that the relevant Fund or the Advisor determines that any redemptions potentially falling into one of the categories listed above are being used as part of an abusive trading strategy. In addition, the redemption fee may not be charged in certain other instances not listed above, provided that the Funds' Board of Directors is informed of any such waiver. Your financial intermediary may not recognize the same exceptions to the imposition of a redemption fee as the Funds. Check with your financial intermediary for more details. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Funds or any entity acting on behalf of the Funds (e.g., the Funds' distributor and its affiliates).

In addition, the Global Real Estate Securities Fund and the International Equity Fund often do not have direct access to shareholder information and are dependent upon financial intermediaries to apply redemption fees to accounts held by such financial intermediaries on behalf of multiple investors. These accounts, which may include omnibus accounts or retirement plan accounts, typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds' shares and redeemers of the Funds' shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds may request information concerning individual shareholders, the Funds generally must rely on the financial intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such financial intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such financial intermediaries will assess, collect or remit such redemption fees. In addition, a redemption fee may not apply to certain other accounts to which application of a redemption fee is not technologically feasible.

DISTRIBUTIONS AND TAX CONSIDERATIONS

The Global Real Estate Securities Fund, Large Cap Equity Fund, Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly, provided there is net investment income at the end of the fiscal year. The Large Cap Growth Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually. Distributions are automatically paid in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose.

Account Policies

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates

"Qualified dividend income" is income eligible for reduced rates of federal income tax. The portion of net investment income that will be qualified dividend income will vary from Fund to Fund and also from year to year. There are also minimum holding periods for Fund shares before investors are eligible for the reduced rates.

Distributions from the Funds are expected to be primarily capital gains. To the extent that a Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold.

A Fund's securities lending and derivatives activities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

A Fund's investments in REIT securities also may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to the Fund.

A Fund's investment in foreign securities may be subject to withholding and other taxes imposed by countries outside the United States. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders of the Global Real Estate Securities Fund and the International Equity Fund may be able to claim a credit or deduction with respect to foreign taxes, but it is unlikely that such credits will be available to shareholders of other Funds. In addition, a Fund's investment in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds, who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares. If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

This section relates only to the federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

ABUSIVE TRADING

The Funds discourage frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in the Funds. However, because the Funds will not always be able to detect market timing and other abusive trading activity, investors should not assume that

                                                               Account Policies
the Funds will be able to detect or prevent all market timing or other abusive trading practices that may unreasonably disadvantage the Funds.

Market timing and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including by diluting the value of long-term Fund shareholders' shares, disrupting the management of the Fund, reducing the returns to long-term shareholders, causing the Fund to maintain a larger cash position than it otherwise would have, increasing transaction costs to Fund (such as brokerage commissions paid on the purchase and sale of portfolio securities), and having other negative effects on the Fund and its shareholders. These risks may be more pronounced for Funds investing significantly in certain types of securities, such as those that trade principally in foreign markets, and those that are illiquid or that do not otherwise have readily available market quotations (e.g., certain small company and high yield securities). If a Fund invests significantly in securities trading principally in foreign markets, it is at risk of being affected by time zone arbitrage. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Fund calculates its NAV (generally, 4:00 p.m. Eastern time). Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse.

The Board of Directors of the Funds have adopted policies and procedures designed to deter market timing and other abusive trading practices in the Funds. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor they believe has a history of market timing or other abusive trading or whose trading, in their judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor reviews transaction history reports and identifies all redemptions that are made within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it contacts the Funds' transfer agent and the transfer agent forwards a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria are investigated for possible inappropriate trading.

On a periodic basis, the Advisor issues a report to one or more members of its senior management indicating how many transactions were reviewed during the time period covered by the report, any suspicious activity that was identified during the period, and the resolution of each situation identified (e.g., by not allowing an investor to make additional purchases or exchanges in the Funds, by closing particular accounts, and/or, if the Advisor believes that a financial intermediary is facilitating abusive activity, by refusing to take trades from that financial intermediary). See "Making Exchanges/Redeeming Shares--Redemption fee" above for a list of different types of financial intermediaries.

Certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing and other abusive trading activities in known omnibus accounts, focusing on transactions in excess of $250,000, the netting effect in omnibus accounts makes it more difficult for the Funds to identify those activities in the accounts, and the Funds may be unable to locate and restrict individual persons in the accounts who are engaged in abusive trading. Identification of particular traders may be further limited by

Account Policies
operational systems and technical limitations in omnibus and certain other accounts.

The Funds are often dependent upon financial intermediaries to detect and monitor for market timing and other abusive trading in Fund shares. Financial intermediaries generally utilize their own policies and procedures to identify persons engaged in abusive trading, and these policies and procedures may be different than those utilized by the Funds. However, to the extent market timing or other abusive trading is identified in an omnibus account, the Funds encourage financial intermediaries to address such trading activity in a manner consistent with the Funds' policies and procedures.

The Funds have attempted to put safeguards in place to assure that financial intermediaries have implemented procedures designed to deter market timing and other abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and other abusive trading in the Funds, in particular with respect to omnibus accounts.

In addition to the trading limits described above, each of the Global Real Estate Securities Fund and the International Equity Fund charges a 2% redemption fee on Fund shares redeemed or exchanged within 30 calendar days of purchase. See "Making Exchanges/ Redeeming Shares--Redemption fee" above. The Directors also have adopted pricing policies that generally provide for the fair valuation of foreign equity securities held by the Global Real Estate Securities Fund to the extent a significant U.S. market fluctuation that exceeds a specified threshold has occurred, as described in "Daily NAV Calculation" above. These policies are reasonably designed to protect the Fund from "time zone arbitrage" with respect to its foreign securities holdings and from other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the Fund.

The Funds seek to apply the Funds' policies and procedures uniformly to accounts with the Funds taking into account the operational differences between individual and omnibus accounts, as described above. In addition, the trade limitations described above will not apply to redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of a shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional account information to the Funds to establish his or her qualification for one of these exceptions. The redemption fees described above for the Global Real Estate Securities Fund and the International Equity Fund employ similar exceptions, which are described above in "Making Exchanges/Redeeming Shares--Redemption Fee".

The Funds' policies and procedures may not successfully eliminate market timing and other abusive trading in the Funds, and may be modified at any time, including to impose more restrictive trading limitations than those set forth above. In addition, each Fund reserves the right to reject any purchase or exchange transaction at any time. Your financial intermediary may have additional procedures for identifying market timers and rejecting or otherwise restricting purchase and/or exchange transactions.

INVESTMENT ADVISOR


The investment advisor of the Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $99 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $129.9 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.


The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On

                                                               Account Policies

December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.


The Advisor has appointed Estabrook Capital Management, LLC ("Estabrook" or a "Sub-Advisor"), located at 1633 Broadway, New York, NY 10019, as the sub-advisor for the Large Cap Value Fund. Estabrook has been a wholly-owned subsidiary of The Bank of New York since 1999. Estabrook and its predecessor companies have been managing individual portfolios for more than 60 years and currently has assets under management exceeding $3.0 billion, as of March 31, 2007.

The Advisor has appointed Gannett Welsh & Kotler, LLC ("GW&K" or a "Sub-Advisor"), located at 222 Berkeley St., Boston, MA 02116, as the sub-advisor for the Multi-Cap Equity Fund and Small Cap Core Equity Fund. GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $7.9 billion, as of March 31, 2007.

The Advisor has appointed Urdang Securities Management, Inc. ("Urdang" or a "Sub-Advisor"), located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, as the sub-advisor for the Global Real Estate Securities Fund. Urdang, a wholly-owned subsidiary of The Bank of New York Company, Inc. since February 2006, has advised institutional clients since 1987 and has assets under management in excess of 2.6 billion as of March 31, 2007.


Subject to the general oversight of the Advisor, the Sub-Advisors provide continuing investment programs for the Funds they sub-advise and make investment decisions on their behalf.

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year ended December 31, 2006 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.


              Fund                                     Fee
                                                    as a % of
                                                average daily net
                                                 assets (net of
                                                 any waivers or
                                                 reimbursements)
              ---------------------------------------------------
              BNY Hamilton International Equity
               Fund                                   0.50
              BNY Hamilton Large Cap Equity
               Fund                                   0.60
              BNY Hamilton Large Cap Growth
               Fund                                   0.60
              BNY Hamilton Large Cap Value Fund       0.60
              BNY Hamilton Multi-Cap Equity
               Fund                                   0.74
              BNY Hamilton S&P 500 Index Fund         0.11
              BNY Hamilton Small Cap Core
               Equity Fund                            0.75
              BNY Hamilton Small Cap Growth
               Fund                                   0.75


As of the date of this Prospectus, the Global Real Estate Securities Fund has not operated for a full fiscal year, but it pays the Advisor, as compensation for management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management Fee" in the Fund's Fee table.

The Advisor, not the sub-advised Funds, pays the Sub-Advisors fees for their services rendered to those Funds.

Account Policies

A discussion of the basis for the Directors' approval of each Fund's investment advisory contract(s) is included in the Fund's shareholder report for the period during which the Directors approved such contract(s), except that, in the case of a new Fund, a discussion of the basis for the Director's approval of the Fund's initial investment advisory contract(s) will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.


BNY Hamilton Global Real Estate Securities Fund is jointly managed by Todd Briddell, Managing Director and Chief Investment Officer of Urdang, Peter Zabierek, Senior Portfolio Manager of Urdang and Dean Frankel, Senior Portfolio Manager of Urdang. They share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2006. Mr. Briddell joined Urdang in 1993 as an acquisition officer and co-founded Urdang's real estate securities group in 1995. Mr. Zabierek joined Urdang in 2003 as a portfolio manager and senior securities analyst. Prior to that, he worked at Morgan Stanley as a research analyst in the firm's REIT group. Prior to joining Morgan Stanley, Mr. Zabierek was an investment banker, specializing in structuring and completing real estate and municipal capital markets transactions. Mr. Frankel joined Urdang in 1997 as an analyst and has managed assets since 1999.

BNY Hamilton International Equity Fund has been managed by the Advisor's Index Fund Management Division since 2003. All members of that Division share equal portfolio management responsibilities in respect of the Fund. The five most senior members are Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose. Mr. Zyla, a Managing Director of the Advisor since 2004, and prior thereto had been a Vice President for more than five years, has supervised the Index Fund Management Division since 1996. He joined the Advisor in 1989. Prior to his current position, he was employed by the Advisor in a number of capacities. Mr. Buchanan has been a Portfolio Manager in the Index Fund Management Division and a Vice President since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig Group. He joined Axe Houghton in May 1988. Ms. Krisko is a Senior Portfolio Manager in the Index Fund Management Division and a Managing Director since 2005. Prior to joining the Advisor in 2005, she held various senior investment positions, including director and senior quantitative equity portfolio manager, trader and member of global index investment and business subcommittees for Deutsche Asset Management and Northern Trust; as senior quantitative equity portfolio manager and trader for The Vanguard Group; and brokerage specialist for Federated Investors. Mr. McCormack is a Senior Portfolio Manager in the Index Fund Management Division and has been a Vice President for more than five years. He is responsible for domestic indexed portfolio management. Prior to joining the Index Management division in 1999, Mr. McCormack was a relationship manager in the Advisor's Master Trust/Master Custody division, specializing in working with foundations and endowments and other not-for-profit organizations. Mr. McCormack joined the Advisor in 1987. Mr. Rose has been a Portfolio Manager in the Index Fund Management Division since 2000 and has been a Vice President for more than five years. Prior to joining the Division, Mr. Rose worked in the Mutual Funds Accounting Division in various functions. Before joining the Advisor in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago.

BNY Hamilton Large Cap Equity Fund is managed by Irene D. O'Neill, CFA, who has been a Managing Director of the Advisor since 2006, and prior thereto had been a Vice President for more than five years. She has managed the Fund since October 2003. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O'Neill was a Senior Vice President and Portfolio Manager of the Evergreen


                                                               Account Policies

Equity Income Fund. She was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning 1981, where she served as a securities analyst and portfolio manager.

BNY Hamilton Large Cap Growth Fund is managed by Ms. O'Neil. She has managed the Fund since October 2005. Biographical information for Ms. O'Neil is set forth above under BNY Hamilton Large Cap Equity Fund.


BNY Hamilton Large Cap Value Fund is managed by William C. McClean III and George D. Baker. Mr. Baker reports to Mr. McClean, although both share equal portfolio management responsibilities in respect of the Fund. Mr. McClean has been a Portfolio Manager at Estabrook for more than five years and Estabrook's President and a manager of the Fund since September 1, 2003. He joined Estabrook in 1986 after 12 years as a Manager at Brown Brothers Harriman & Co., most recently in its Foreign Investment Department. Mr. Baker has been a Portfolio Manager at Estabrook since 1996 where he is also the Director of Research. Prior to joining Estabrook, Mr. Baker was employed by Merrill Lynch since 1989 where he served as a Managing Director and Senior Energy Industry Specialist. Mr. Baker has managed the Fund since its inception in 2000.


BNY Hamilton Multi-Cap Equity Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm's Equity Investment Program. He has managed the Fund (and its predecessor fund) since inception in 1996.


BNY Hamilton S&P 500 Index Fund has been managed by the Advisor's Index Fund Management Division since its inception. All members of the Division share equal portfolio management responsibilities in respect of the Fund. Biographical information for the five most senior members of the Division is set forth above under BNY Hamilton International Equity Fund.


BNY Hamilton Small Cap Core Equity Fund is managed by Mr. White. He has managed the Fund since its inception in 2005. Biographical information for Mr. White is set forth above under BNY Hamilton Multi-Cap Equity Fund.


BNY Hamilton Small Cap Growth Fund is managed by Arthur Weise, a Senior Portfolio Manager and Vice President of the Advisor since 2005. Mr. Weise has managed the Fund since 2006. Before joining the Advisor, Mr. Weise worked at Trainer Wortham & Co., where he was Director of Research and the Consumer/Services analyst. Prior to joining Trainer Wortham in 2000, he was a senior analyst covering emerging growth and business service companies at UBS and Dillon Read & Co, where he began his career in 1993.


The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.

Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK
                   THIS PAGE IS NOT PART OF THIS PROSPECTUS

For More Information

Annual and Semi-Annual Reports
These include commentary from each Fund's portfolio manager(s) on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

Portfolio Holdings
The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

Statement of Additional Information (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

You can obtain these documents free of charge, make inquiries or request other information about the Funds by contacting your dealer or:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

These documents are also available from the SEC on the EDGAR database at www.sec.gov.

Copies of this information also may be obtained by e-mail request to publicinfo@sec.gov, or by writing:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

For information on the operation of the SEC's public reference room where these documents may be viewed and copied, call: 1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO] BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

    BNY Hamilton Distributors, Inc., 3435 Stelzer Road, Columbus, OH 43219
                                                                 PU-AC-EQ-04/07

                                    [GRAPHIC]


                                                  BNY Hamilton Funds Prospectus

--------------------------------------------------------------------------------

                                                                 April 30, 2007

================================================================================

                                                                   Fixed Income
                                                                          Funds
                                                                     Prospectus

--------------------------------------------------------------------------------

                                                                 Class A Shares
                                                                 Core Bond Fund
                                                           Enhanced Income Fund
                                                                High Yield Fund
                                                   Intermediate Government Fund
                                          Intermediate New York Tax-Exempt Fund
                                                   Intermediate Tax-Exempt Fund

                                                                Investor Shares
                                                    U.S. Bond Market Index Fund

As with all mutual funds, the Securities and
Exchange Commission has not approved or
disapproved these securities or said whether  [LOGO] BNY
the information in this prospectus is                HAMILTON
adequate and accurate. Anyone who indicates          FUNDS
otherwise is committing a crime.                     ADVISED BY THE BANK OF NEW YORK


ABOUT THE FUNDS

 5  BNY Hamilton Core Bond Fund

13  BNY Hamilton Enhanced Income Fund

21  BNY Hamilton High Yield Fund

28  BNY Hamilton Intermediate Government Fund

34  BNY Hamilton Intermediate New York Tax-Exempt Fund

40  BNY Hamilton Intermediate Tax-Exempt Fund

47  BNY Hamilton U.S. Bond Market Index Fund


ACCOUNT POLICIES

52  Daily NAV Calculation

52  Distribution Arrangements/Sales Charges

55  Distribution (12b-1) Plan

55  Opening an Account/Purchasing Shares

57  Making Exchanges/Redeeming Shares

58  Distributions and Tax Considerations

60  Abusive Trading

62  Investment Advisor

63  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 CORE BOND FUND

     CUSIP Number: Class A Shares 05561M788

 ENHANCED INCOME FUND

     CUSIP Number: Class A Shares 05561M580

 HIGH YIELD FUND

     CUSIP Number: Class A Shares 05561M549

 INTERMEDIATE GOVERNMENT FUND

     CUSIP Number: Class A Shares 05561M200

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

     CUSIP Number: Class A Shares 05561M309

 INTERMEDIATE TAX-EXEMPT FUND

     CUSIP Number: Class A Shares 05561M812

 U.S. BOND MARKET INDEX FUND

     CUSIP Number: Investor Shares 05561M671

BNY HAMILTON

 CORE BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in U.S. and foreign investment-grade debt obligations (i.e., securities rated Baa3/BBB- or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), or another nationally recognized statistical rating organization, or unrated securities determined by the portfolio manager to be of comparable credit quality). The Fund may invest in securities issued or guaranteed by various types of entities, including:

.. U.S. and foreign corporations, partnerships, trusts or similar entities;

.. the U.S. government and its agencies and instrumentalities (including securities neither guaranteed nor insured by the U.S. government); and

.. foreign governments and their subdivisions, agencies, and government sponsored enterprises.

In selecting securities for the Fund's portfolio, the Advisor (as defined in "Investment Advisor") has tended to emphasize corporate bonds and securities backed by mortgages and other types of assets, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages or portfolios of mortgage pass-through securities and their income streams.

The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. Under normal circumstances, the Fund invests at least 80% of its Assets in investment-grade debt obligations, as well as unrated securities considered by the portfolio manager to be of comparable quality. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. The Fund may invest up to 20% of its Assets in below investment grade debt obligations. In addition, the Fund may invest without limitation in foreign securities, which may include emerging market securities. Other than investments in foreign government obligations, the Fund's investments in foreign securities will consist of U.S. dollar-denominated securities only.

In investing the Fund's assets, an analysis of economic trends--including rate projections, inflation trends, and corporate profit outlook--is used to determine how the Fund should allocate its investments among the different types of debt securities described above.

In the corporate bond portion of the portfolio, the Fund is typically diversified across market sectors (e.g., financial services, media, retail, and telecommunications), but may emphasize different sectors at different times depending on, among other things, market conditions. In selecting individual corporate bonds, the portfolio manager considers the bond's structure, maturity and yield in light of the company's current financial health, competitive position and future prospects.


In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issues based on an evaluation of relative yields.

                                                    BNY Hamilton Core Bond Fund

The Fund allocates investments among mortgage-backed securities and asset-backed securities based on relative yield and prepayment risks. The Fund selects investments in foreign government obligations based on relative yields, assessments of credit quality and expectations with respect to exchange rate movements.

Under normal market conditions, the Fund maintains a dollar-weighted average portfolio maturity between three years and ten years. In addition, the Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a "barbell" strategy and invest in short-term and longer-term bonds. In addition, the Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, but the Advisor considers it to be a more accurate gauge of a bond's sensitivity to interest rate change than maturity because it takes additional significant factors, including prepayment risk, into account.

The Fund also may use certain derivatives (e.g., options, futures, swaps), which are investments whose value is determined by underlying securities, indices, or reference rates. The Fund may use these instruments for speculative (i.e., non-hedging) purposes. The Fund also seeks to enhance its return by managing its exposure to non-U.S. currencies, typically through the use of foreign currency derivatives, including currency forward contracts.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A secu-


BNY Hamilton Core Bond Fund
rity backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In addition, the Fund may invest in below investment grade securities (i.e., high yield bonds or "junk bonds"). High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. Foreign securities risk also includes the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.


                                                    BNY Hamilton Core Bond Fund

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Certain of the Fund's securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include lower-quality securities or high yield securities, derivatives (in particular over- the-counter derivatives, such as swaps), foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Mortgage-Backed Securities and CMOs

The Fund invests in mortgage-backed securities, including mortgage pass-through securities and CMOs. The most basic form of mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. These securities provide a monthly or other periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential and commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Collateralized mortgage obligations (CMOs) are backed by pools of mortgage loans or portfolios of mortgage pass-through securities and their income streams. CMO issuers organize the cash flow from the underlying mortgages or securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency mortgage pass-through securities, such as those issued by the Federal National Mortgage Association (Fannie Mae or FNMA), the Government National Mortgage Association (Ginnie Mae or GNMA), and the Federal Home Loan Mortgage Corp. (Freddie Mac or FHLMC), though they may be issued by private firms.

BNY Hamilton Core Bond Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of two broad-based securities indexes. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

The Class A Shares of the Fund commenced operations on 5/1/97. For the period from 4/1/97 through 4/30/97 (prior to the commencement of operations of Class A Shares), performance information shown in the bar chart and table for Class A Shares is based on the performance of the Fund's Institutional Shares, which are offered in a different prospectus. The prior Institutional Shares performance has been adjusted to reflect the actual sales charges paid by the Class A Shares (in the table only), but has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the bar chart and the table. The Fund commenced operations as a registered investment company on 4/1/97. Prior to that date, the Fund operated as a common trust fund of The Bank of New York with investment objectives, policies, guidelines, and restrictions materially equivalent to those of the Fund. Performance information shown in the bar chart and the table for Class A Shares for periods prior to 4/1/97 is that of the common trust fund. This common trust fund performance information has been adjusted downward to reflect the Fund's higher annual operating expenses; however, such adjustment only reflects an approximation of the Fund's actual expenses. The common trust fund was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the common trust fund been subject to these restrictions, its performance may have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06
----------------------------------------------------------------------------
                                    [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005   2006
----    ----    ----    ----    ----    ----    ----    ----    ----   ----
8.00%   8.22%   -1.73%  9.10%   6.95%   7.92%   3.29%   3.65%   1.32%  3.57%


Best Quarter: Q3 '98 +4.24%  Worst Quarter: Q2 '04 -2.38%



                                                    BNY Hamilton Core Bond Fund

              Average annual total returns (%) as of 12/31/06*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes                -0.83   3.00     4.51
              Class A Shares Return After
               Taxes on Distributions      -2.32   1.42     2.57
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares     -0.57   1.64     2.65
              Lehman Brothers
               Aggregate Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/1/  4.33   5.06     6.24


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

/1/ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed income securities.


BNY Hamilton Core Bond Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


           Fee table
           ---------------------------------------------------------

                                                             Class A
                                                             Shares
           ---------------------------------------------------------

           Shareholder Fees (fees paid directly from your
            investment)
           ---------------------------------------------------------
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 4.25
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             None
           Maximum sales charge (load) imposed on
            reinvested dividends                              None

           Annual Operating Expenses (expenses that are
            deducted from fund assets, as a % of average
            daily net assets)
           ---------------------------------------------------------
           Management fee                                     0.50
           Distribution (12b-1) fees                          0.25
           Other expenses                                     0.19

           Total annual operating expenses/(a)/               0.94



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  517     712     923    1,531


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


                                                    BNY Hamilton Core Bond Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                                 Year Ended December 31,
                                                                            ---------------------------------
Class A Shares                                                               2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                         9.99  10.26  10.30  10.51  10.24
                                                                            -----  -----  -----  -----  -----
Gain (loss) from investment operations:
  Net investment income/(a)/                                                 0.41   0.36   0.34   0.35   0.49
  Net realized and unrealized gain (loss) on investments, foreign currency
   transactions and futures                                                 (0.06) (0.23)  0.03  (0.01)  0.29
                                                                            -----  -----  -----  -----  -----
  Total gain from investment operations                                      0.35   0.13   0.37   0.34   0.78
Dividends and distributions:
  Dividends from net investment income                                      (0.43) (0.40) (0.39) (0.43) (0.51)
  Distributions from capital gains                                             --     --  (0.02) (0.12)    --
                                                                            -----  -----  -----  -----  -----
  Total dividends and distributions                                         (0.43) (0.40) (0.41) (0.55) (0.51)
                                                                            -----  -----  -----  -----  -----
Net asset value at end of year                                               9.91   9.99  10.26  10.30  10.51
                                                                            -----  -----  -----  -----  -----
Total investment return based on net asset value (%)/(b)/                    3.57   1.32   3.65   3.29   7.82

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                         2,469  3,451  4,696  7,733  9,429
Ratio of expenses (after reduction) to average net assets                    0.94   0.93   0.99   1.04   1.04
Ratio of expenses (before reduction) to average net assets                   0.94   0.93   0.99   1.04   1.05
Ratio of net investment income (after reduction) to average net assets       4.12   3.59   3.32   3.32   4.77
Portfolio turnover rate                                                       108     94     72    110     98


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Core Bond Fund

BNY HAMILTON

 ENHANCED INCOME FUND

INVESTMENT OBJECTIVE

Although not a money market fund, the Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by investing at least 80% of its Assets in investment-grade (i.e., rated Baa3/BBB- and above) fixed-income securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Investment-grade fixed income securities include both securities rated Baa3/BBB- and above by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("rating agency"), as well as unrated securities determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality.

In pursuing the Fund's investment objective, the Advisor will seek to enhance returns by investing, in addition to the above, in various other instruments, which may include below investment grade bonds and foreign securities, as described below.



The Fund's investments may include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government) and debt securities and securities with debt-like characteristics (e.g., convertible securities) of (i) domestic and foreign private issuers, including corporations, partnerships, trusts or similar entities, (ii) foreign governments and their subdivisions, agencies, and government sponsored enterprises, and (iii) supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund typically invests a significant portion of its assets in (i) mortgage-backed securities, including collateralized mortgage obligations (CMOs), (ii) asset-backed securities, and (iii) commercial paper issued by banks or bank holding companies, finance companies, and corporations. CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages or portfolios of mortgage pass-through securities and their income streams, and are organized so that different classes of securities with different maturities and coupons are available. The Fund will not invest more than 25% of its Assets in foreign securities. Other than investments in foreign government obligations, the Fund's investments in foreign securities will consist of U.S. dollar-denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis.

The Fund may invest up to 20% of its assets in below investment grade bonds (i.e., high yield bonds or "junk bonds"). These are securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody's, S&P, or another rating agency, or unrated, but determined by the Advisor to be of comparable credit quality).


The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on tax-

                                              BNY Hamilton Enhanced Income Fund
able investments. The Fund also may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; protecting the value of portfolio securities, and in order to maintain the Fund's ultra short duration (as defined below).


The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risks.


The Fund pursues its objective while attempting to minimize the Fund's share price fluctuation. Under normal market conditions, the Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (which measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short duration"). The Advisor may shorten the Fund's duration below three months based on its interest rate outlook or adverse market conditions (e.g., if the Advisor anticipates interest rates will increase, it will generally shorten the Fund's duration). Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, such fund's share price would rise by about 5%.

The maturity limit on any individual security in the Fund's portfolio will not be greater than five years. For purposes of mortgage- and asset-backed securities, weighted average life is used to determine the security's maturity.


The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. At times, the Fund may invest in securities with longer durations, which may have more volatile prices and more interest rate risk than shorter duration bonds. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.


BNY Hamilton Enhanced Income Fund

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund may invest in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In addition, the Fund may invest in below investment grade bonds, (i.e., high yield bonds or "junk bonds"). High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

Because the Fund may invest to a significant extent in commercial paper issued by banks or bank holding companies and finance companies, the Fund may be vulnerable to setbacks in the financial services sector. Banks and other financial services companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in governmental regulations affecting banks and other financial services companies.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher trans-


                                              BNY Hamilton Enhanced Income Fund
action costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition legal remedies for investors in foreign companies may be more limited than those available in the U.S. Foreign securities risk also includes the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

To the extent the Fund invests in municipal securities, its performance may be affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Certain of the Fund's securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include lower-quality securities or high yield securities, derivatives (in particular over- the-counter derivatives, such as swaps), GICs, foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

Although not a money market fund, the Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest price fluctuation and increased credit risk in order to achieve that goal. Because its share price will vary, the Fund is not appropriate for investors whose primary objective is absolute stability of principal.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.


An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Enhanced Income Fund

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security's weighted-average life as a substitute for its maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance or purchase until each dollar of principal is repaid to the investor.

--------------------------------------------------------------------------------
Weighted Average Life

The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

                                              BNY Hamilton Enhanced Income Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of two broad-based securities indexes. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06
---------------------------------------------------------
                                    [CHART]

2003     2004     2005     2006
----     ----     ----     ----
1.60%    1.02%    2.10%    4.50%

Best Quarter: Q3 '06 +1.18%  Worst Quarter: Q3 '03 -0.14%



            Average annual total returns (%) as of 12/31/06*
            -------------------------------------------------------

                                                          Since
                                                        Inception
                                                 1 Year (5/2/02)/3/
            -------------------------------------------------------
            Class A Shares Return Before Taxes    2.94     1.94
            Class A Shares Return After Taxes on
             Distributions                        1.36     1.06
            Class A Shares Return After Taxes on
             Distributions and Sale of Fund
             Shares                               1.89     1.14
            Lehman Brothers 9-12 Month
             Treasury Note Index (reflects no
             deduction for fees, expenses or
             taxes)/1/                            4.38     2.44
            Merrill Lynch US Dollar LIBOR
             3-Month Constant Maturity Index
             (reflects no deduction for fees,
             expenses or taxes)/2/                5.12     2.60


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers 9-12 Month Treasury Note Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months; it excludes zero coupon strips.
/2/ The Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits.
/3/ Class A Shares of the Fund Commenced operations on 5/2/02. Index comparisons begin on 5/1/02.

BNY Hamilton Enhanced Income Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


           Fee table
           ---------------------------------------------------------

                                                             Class A
                                                             Shares
           ---------------------------------------------------------

           Shareholder Fees (fees paid directly from your
            investment)
           ---------------------------------------------------------
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 1.50
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             None
           Maximum sales charge (load) imposed on
            reinvested dividends                              None

           Annual Operating Expenses (expenses that are
            deducted from fund assets, as a % of average
            daily net assets)
           ---------------------------------------------------------
           Management fee                                     0.10
           Distribution (12b-1 fees)                          0.25
           Other expenses                                     0.24
           Acquired Fund fees and expenses/(a)/               0.01

           Total annual operating expenses/(b)/               0.60



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Funds' assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 0.50% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  210     339     480     889


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


                                              BNY Hamilton Enhanced Income Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Class A Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                             Year Ended December 31,
                                                                       ---------------------------------
Class A Shares                                                          2006   2005   2004   2003  2002/1/
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  1.98   1.99   2.00   2.00   2.00
                                                                       -----  -----  -----  -----  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.09   0.05   0.03   0.03   0.02
  Net realized and unrealized gain (loss) on investments                  --  (0.01) (0.01)    --   0.01
                                                                       -----  -----  -----  -----  ------
  Total gain from investment operations                                 0.09   0.04   0.02   0.03   0.03
Dividends:
  Dividends from net investment income                                 (0.09) (0.05) (0.03) (0.03) (0.03)
                                                                       -----  -----  -----  -----  ------
Net asset value at end of year                                          1.98   1.98   1.99   2.00   2.00
                                                                       -----  -----  -----  -----  ------
Total investment return based on net asset value (%)/(b)/               4.50   2.10   1.02   1.60   1.43

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    2,860  2,473  7,966  3,332  5,505
Ratio of expenses (after reduction) to average net assets               0.50   0.50   0.50   0.50   0.50/2/
Ratio of expenses (before reduction) to average net assets              0.59   0.54   0.52   0.54   0.60/2/
Ratio of net investment income (after reduction) to average net assets  4.43   2.92   1.30   1.37   1.72/2/
Portfolio turnover rate                                                  126     51    105     87     40


1 Class A Shares (formerly, Investor Shares) were first offered on 5/2/02.
2 Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton Enhanced Income Fund

BNY HAMILTON

 HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income and, secondarily, capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. High yield fixed-income securities (commonly known as "junk bonds") are those securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or another nationally recognized statistical rating organization ("rating agency"), or unrated, but determined by Seix Advisors ("Seix" or the "Sub-Advisor"), the Fund's sub-advisor, to be of comparable credit quality). The Fund primarily invests in high yield fixed-income securities issued by U.S. companies.


In selecting portfolio securities for the Fund, the Sub-Advisor uses internally developed financial investment techniques to attempt to identify value and adequately control risk for the Fund.

The Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. Although the Fund may invest in securities rated as low as C (or in unrated securities determined by the Sub-Advisor to be of comparable credit quality), in deciding which bonds to buy and sell, the portfolio manager emphasizes securities that are within the core segment of the high yield market, which are securities rated in the Ba/BB and B rating categories (or are unrated but determined by the Sub-Advisor to be of comparable credit quality). The Fund generally focuses on investments in securities issued by U.S. and foreign companies that have the following characteristics:

.. companies operating in industries that have strong fundamentals;

.. companies that have good business prospects and increasing credit strength;
  and

.. companies that have stable or growing cash flows and effective management.

The Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration.

The Fund may invest up to 20% of its Assets in non-high yield securities, such as investment-grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs) (including securities neither guaranteed nor insured by the U.S. government).

The Fund's investments may include U.S. dollar denominated debt securities and securities with debt-like characteristics (e.g., convertible securities) of (i) domestic and foreign private issuers, including corporations, partnerships, trusts or similar entities, (ii) the U.S. government and its agencies, instrumentalities, and GSEs, (iii) foreign governments and their subdivisions, agencies, and GSEs, and (iv) supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government

                                                   BNY Hamilton High Yield Fund
agencies). The Fund will not invest more than 25% of its Assets in foreign securities and will invest in U.S. dollar denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also may invest in asset-backed securities and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages or portfolios of mortgage pass-through securities and their income streams, and are organized so that different classes of securities with different maturities and coupons are available.


In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments. The Fund also may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash and cash equivalents. Under such circumstances, it may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates falls, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.

High yield bonds or "junk bonds" in which the Fund invests are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor (as defined in "Investment Advisor") or the Sub-Advisor, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the


BNY Hamilton High Yield Fund
time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

The U.S. government securities in which the Fund may invest are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund may invest in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. In addition, exchange rate volatility may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance.

The Fund may invest in municipal securities and, accordingly, its performance may be affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

                                                   BNY Hamilton High Yield Fund

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the advisors' incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Certain of the Fund's securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include lower-quality securities or high yield securities, derivatives (in particular over- the-counter derivatives, such as swaps), foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.


An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



BNY Hamilton High Yield Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06
---------------------------------------------------------
                                    [CHART]

2004     2005     2006
----    -----    -----
7.80%   1.82%    6.29%

Best Quarter: Q3 '04 +4.57%  Worst Quarter: Q1 '05 -1.86%



            Average annual total returns (%) as of 12/31/06*
            -------------------------------------------------------

                                                          Since
                                                        Inception
                                                 1 Year (5/1/03)/2/
            -------------------------------------------------------
            Class A Shares Return Before Taxes    1.77     4.80
            Class A Shares Return After Taxes on
             Distributions                       -0.55     2.49
            Class A Shares Return After Taxes on
             Distributions and Sale of Fund
             Shares                               1.09     2.73
            Merrill Lynch BB-B Non-Distressed
             Index (reflects no deduction for
             fees, expenses or taxes)/1/         10.52     9.17


*Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
/1/ The Merrill Lynch BB-B Non-Distressed Index is an unmanaged index of BB and
    B rated corporate bonds.
/2/ The Fund commenced operations on 5/1/03. Index comparisons begin on 5/1/03.

                                                   BNY Hamilton High Yield Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets and are reflected in the total return.


           Fee table (% of average net assets)
           ---------------------------------------------------------

                                                             Class A
                                                             Shares
           ---------------------------------------------------------

           Shareholder Fees (fees paid directly from your
            investment)
           ---------------------------------------------------------
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 4.25
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             None
           Maximum sales charge (load) imposed on
            reinvested dividends                              None

           Annual Operating Expenses (expenses that are
            deducted from fund assets, as a % of average
            daily net assets)
           ---------------------------------------------------------
           Management fee                                     0.60
           Distribution (12b-1 fees)                          0.25
           Other expenses                                     0.19

           Total annual operating expenses/(a)(b)/            1.04



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 1.14% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  527     742     975    1,642


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


BNY Hamilton High Yield Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                                                For the Period
                                                                                                May 1, 2003/1/
                                                                                                   Through
                                                                       Year Ended December 31,   December 31,
                                                                       ---------------------         2003
Class A Shares                                                          2006    2005     2004   --------------
------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  9.86    10.35  10.23        10.00
                                                                       -----  -------  -----    --------------
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.57     0.54   0.56         0.33
  Net realized and unrealized gain (loss) on investments                0.02    (0.36)  0.21         0.27
                                                                       -----  -------  -----    --------------
  Total gain from investment operations                                 0.59     0.18   0.77         0.60
Dividends and distributions:
  Dividends from net investment income                                 (0.64)   (0.64) (0.65)       (0.37)
  Distributions from capital gains                                        --    (0.03)    --/3/        --
                                                                       -----  -------  -----    --------------
  Total dividends and distributions                                    (0.64)   (0.67) (0.65)       (0.37)
                                                                       -----  -------  -----    --------------
Net asset value at end of year                                          9.81     9.86  10.35        10.23
                                                                       -----  -------  -----    --------------
Total investment return based on net asset value (%)/(b)/               6.29     1.82   7.80         6.30

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                    649    1,332  1,115        1,465
Ratio of expenses (after reduction) to average net assets               1.04     1.06   1.14         1.14/2/
Ratio of expenses (before reduction) to average net assets              1.04     1.06   1.23         1.49/2/
Ratio of net investment income (after reduction) to average net assets  5.83     5.45   5.49         5.60/2/
Portfolio turnover rate                                                  101       88     72           42


1 Class A Shares commenced operations on 5/1/03.
2 Annualized.
3 Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                                   BNY Hamilton High Yield Fund

BNY HAMILTON

 INTERMEDIATE GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies (including securities neither guaranteed nor insured by the U.S. government). The Fund allocates broadly among U.S. Treasury obligations, direct U.S government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages, or portfolios of mortgage pass-through securities that typically are guaranteed by U.S. government agencies, and their income streams, and are organized so that different classes of securities with different maturities and coupons are available.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt obligations issued or guaranteed by the U.S. government or its agencies. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes.


In investing the Fund's Assets, the portfolio manager conducts an analysis of economic trends, particularly interest rate movements and yield spreads, to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels.


The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk. In selecting other types of securities for the Fund's portfolio, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors.


Under normal market conditions, the Fund maintains a dollar-weighted average portfolio maturity between three years and ten years. The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, such fund's share price would rise by about 5%.


Duration is measured in years, like maturity, but the Advisor (as defined in "Investment Advisor") consid-

BNY Hamilton Intermediate Government Fund ers it to be a more accurate gauge of a bond's sensitivity to interest rate change than maturity because it takes additional significant factors, including prepayment risk, into account.

Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities may vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed securities. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying mortgages backing the securities. The amount of market risk associated with mortgage-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-backed securities involve risk of loss of principal if obligors of the underlying mortgages default in payment of the obligations and the defaulted obligations exceed the securities' credit support.


                                      BNY Hamilton Intermediate Government Fund

In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgages, including as a result of refinancings. When mortgages are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgages. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio's securities could be difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Mortgage-Backed Securities and CMOs

The Fund invests in mortgage-backed securities, including mortgage pass-through securities and CMOs. The most basic form of mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. These securities provide a monthly or other periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential and commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Collateralized mortgage obligations (CMOs) are backed by pools of mortgage loans or portfolios of mortgage pass-through securities and their income streams. CMO issuers organize the cash flow from the underlying mortgages or securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency mortgage pass-through securities, such as those issued by the Federal National Mortgage Association (Fannie Mae or FNMA), the Government National Mortgage Association (Ginnie Mae or GNMA), and the Federal Home Loan Mortgage Corp. (Freddie Mac or FHLMC), though they may be issued by private firms.

BNY Hamilton Intermediate Government Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06
----------------------------------------------------------------------------
                                    [CHART]

1997   1998    1999     2000     2001   2002    2003    2004    2005    2006
----   ----    ----     ----    ----   ----     ----    ----    ----    ----
7.54%   7.33%  -0.98%  10.76%   6.62%  10.22%   1.50%   2.92%  2.25%   3.32%


Best Quarter: Q3 '01 +5.05%  Worst Quarter: Q2 '04 -2.26%



              Average annual total returns (%) as of 12/31/06*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return Before
               Taxes                       -1.07   3.10     4.63
              Class A Shares Return After
               Taxes on Distributions      -2.64   1.53     2.73
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares     -0.72   1.71     2.77
              Lehman Intermediate
               Government Index
               (reflects no deduction for
               fees, expenses or taxes)/1/  3.84   3.91     5.48


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.

                                      BNY Hamilton Intermediate Government Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


           Fee table
           ---------------------------------------------------------

                                                             Class A
                                                             Shares
           ---------------------------------------------------------

           Shareholder Fees (fees paid directly from your
            investment)
           ---------------------------------------------------------
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 4.25
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             None
           Maximum sales charge (load) imposed on
            reinvested dividends                              None

           Annual Operating Expenses (expenses that are
            deducted from fund assets, as a % of average
            daily net assets)
           ---------------------------------------------------------
           Management fee                                     0.50
           Distribution (12b-1) fees                          0.25
           Other expenses                                     0.28
           Acquired Fund fees and expenses/(a)/               0.02

           Total annual operating expenses/(b)/               1.05



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Funds' assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 0.90% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  528     745     980    1,653


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


BNY Hamilton Intermediate Government Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                              Year Ended December 31,
                                                                       ------------------------------------
Class A Shares                                                          2006   2005   2004    2003    2002
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    9.93  10.14   10.27   10.51    9.98
                                                                       -----  -----  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.39   0.36    0.35    0.33    0.43
  Net realized and unrealized gain (loss) on investments               (0.07) (0.14)  (0.06)  (0.17)   0.57
                                                                       -----  -----  ------  ------  ------
  Total gain from investment operations                                 0.32   0.22    0.29    0.16    1.00
Dividends:
  Dividends from net investment income                                 (0.45) (0.43)  (0.42)  (0.40)  (0.47)
                                                                       -----  -----  ------  ------  ------
Net asset value at end of year                                          9.80   9.93   10.14   10.27   10.51
                                                                       -----  -----  ------  ------  ------
Total investment return based on net asset value (%)/(b)/               3.32   2.25    2.92    1.50   10.22

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    6,319  7,161  10,505  14,896  16,196
Ratio of expenses (after reduction) to average net assets               0.90   0.90    0.98    1.04    1.04
Ratio of expenses (before reduction) to average net assets              1.03   1.03    1.11    1.14    1.14
Ratio of net investment income (after reduction) to average net assets  4.02   3.62    3.39    3.13    4.20
Portfolio turnover rate                                                   21     29       8      87      41


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                      BNY Hamilton Intermediate Government Fund

BNY HAMILTON

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. These bonds and notes are also exempt from the federal alternative minimum tax. Market conditions, however, may from time to time limit the availability of these obligations. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund typically invests in a diversified portfolio of investment-grade (i.e., rated Baa3/BBB- and above by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization, or unrated, but determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality) municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations whose interest is exempt from federal and New York State and City personal income taxes and the federal alternative minimum tax include those issued by the State of New York and certain U.S. territories and possessions, such as The Commonwealth of Puerto Rico, Guam and the Virgin Islands, and their political subdivisions, instrumentalities, agencies, and other governmental units. Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal and/or New York State and/or City personal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Before any security is added to the Fund, it is evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bond holders. Bonds are chosen based on this analysis rather than on any private insurance features.

Under normal market conditions, the Fund maintains a dollar-weighted average portfolio maturity between three years and ten years. The Fund may, however, invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its

BNY Hamilton Intermediate New York Tax-Exempt Fund

Assets in fixed-income securities, the interest on which is subject to federal income tax, the federal alternative minimum tax, and/or New York State and/or City personal income taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.


Because the Fund is considered to be non-diversified, the Fund may invest a significant percentage of its Assets in a single issuer.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable investment-grade short-term securities, such as U.S. Treasury obligations. Under such circumstances, it may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Because the Fund invests primarily in securities from a single state, it is subject to greater credit and other risks than a fund that is more broadly geographically diversified because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the Fund's securities in a similar manner. For example, New York's economy could be hurt be natural disaster or terrorist attack. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial


                             BNY Hamilton Intermediate New York Tax-Exempt Fund
stability of New York State is closely related to the financial stability of its localities, particularly New York City. New York City, along with other New York localities, receives financial aid from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. For more information, see the Statement of Additional Information under "Special Considerations Relating to Investments in New York Municipal Obligations."

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal and/or New York State and/or City personal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.


The Fund is non-diversified and may invest more than 5% of its Assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the performance of that issuer than to the municipal bond market as a whole.


In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About New York Municipal Obligations


The Fund invests in municipal obligations issued by New York State and its political subdivisions, agencies, instrumentalities and other governmental units. As of December 31, 2006, they collectively have outstanding approximately $200 billion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects.


BNY Hamilton Intermediate New York Tax-Exempt Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06
------------------------------------------------------------------------
                                    [CHART]

1997   1998    1999   2000   2001   2002   2003    2004    2005    2006
----   ----    ----   ----   ----   ----   ----    ----    ----    -----
6.19%  5.04%  -1.60%  8.49%  4.51%  8.42%  3.57%   2.19%  1.76%    3.38%


Best Quarter: Q3 '02 +3.78%  Worst Quarter: Q2 '99 -1.94%



            Average annual total returns (%) as of 12/31/06*
            --------------------------------------------------------

                                             1 Year 5 Years 10 Years
            --------------------------------------------------------
            Class A Shares Return
             Before Taxes                    -1.01   2.93     3.70
            Class A Shares Return After
             Taxes on Distributions          -1.01   2.89     3.66
            Class A Shares Return After
             Taxes on Distributions
             and Sale of Fund Shares          0.44   2.96     3.65
            Lehman 5 Year G.O.
             Municipal Bond Index
             (reflects no deduction
             for fees, expenses or taxes)/1/  3.39   4.09     4.70


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of intermediate-term general obligation municipal bonds.

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


           Fee table
           ---------------------------------------------------------

                                                             Class A
                                                             Shares
           ---------------------------------------------------------
           Shareholder Fees (fees paid directly from your
            investment)
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 4.25
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             None
           Maximum sales charge (load) imposed on
            reinvested dividends                              None

           Annual Operating Expenses (expenses that are
            deducted from fund assets, as a % of average
            daily net assets)
           ---------------------------------------------------------
           Management fee                                     0.50
           Distribution (12b-1) fees                          0.25
           Other expenses                                     0.26

           Total annual operating expenses/(a)(b)/            1.01



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Class A Shares' "Total annual operating expenses" to 0.84% of the Fund's average daily net assets allocable to Class A Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  524     733     959    1,609


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


NY Hamilton Intermediate New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                         Year Ended December 31,
                                                                ----------------------------------------
Class A Shares                                                    2006     2005    2004    2003    2002
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             10.75     10.90   11.01   11.02   10.56
                                                                ------    ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                      0.34      0.33    0.32    0.35    0.36
  Net realized and unrealized gain (loss) on investments          0.01     (0.14)  (0.08)   0.04    0.51
                                                                ------    ------  ------  ------  ------
  Total gain from investment operations                           0.35      0.19    0.24    0.39    0.87
Dividends and distributions:
  Dividends from net investment income                           (0.34)    (0.33)  (0.32)  (0.35)  (0.37)
  Distributions from capital gains                                  --/1/  (0.01)  (0.03)  (0.05)  (0.04)
                                                                ------    ------  ------  ------  ------
  Total dividends and distributions                              (0.34)    (0.34)  (0.35)  (0.40)  (0.41)
                                                                ------    ------  ------  ------  ------
Net asset value at end of year                                   10.76     10.75   10.90   11.01   11.02
                                                                ------    ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/         3.38      1.76    2.19    3.57    8.42

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             18,131    20,164  22,844  26,354  29,758
Ratio of expenses (after reduction) to average net assets         0.84      0.84    0.94    1.04    1.04
Ratio of expenses (before reduction) to average net assets        1.01      1.02    1.11    1.17    1.22
Ratio of net investment income (after reduction) to average net
 assets                                                           3.21      3.00    2.93    3.15    3.33
Portfolio turnover rate                                             13        16      11      10      13


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
1 Less than $0.01 per share.

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

BNY HAMILTON

 INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in debt obligations that are exempt from federal income tax. These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund typically invests in a diversified portfolio of investment-grade (i.e., rated Baa3/BBB- and above by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization, or unrated, but determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality) municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Before any security is added to the Fund, it is evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features.

Under normal market conditions, the Fund maintains a dollar-weighted average portfolio maturity between three years and ten years. The Fund may, however, invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its Assets in fixed-income securities, the interest on which is subject to federal income tax and/or the federal alternative minimum tax. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable

BNY Hamilton Intermediate Tax-Exempt Fund investment-grade short-term securities, such as U.S. Treasury obligations. Under such circumstances, it may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio


                                      BNY Hamilton Intermediate Tax-Exempt Fund
manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2006, they collectively have outstanding approximately $2.4 billion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal bonds was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


BNY Hamilton Intermediate Tax-Exempt Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. The bar chart shows performance of the Fund's Class A Shares (formerly Investor Shares), but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares.

The Class A Shares of the Fund commenced operations on 5/1/97. For the period from 4/1/97 through 4/30/97 (prior to the commencement of operations of Class A Shares), performance information shown in the bar chart and table for Class A Shares is based on the performance of the Fund's Institutional Shares, which are offered in a different Prospectus. The prior Institutional Shares performance has been adjusted to reflect the actual sales charges paid by the Class A Shares (in the table only), but has not been adjusted to take into account the higher class-specific operating expenses of the Class A Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of the Class A Shares, it would have been lower than what is reflected in the bar chart and the table. The Fund commenced operations as a registered investment company on 4/1/97. Prior to that date, the Fund operated as a common trust fund of The Bank of New York with investment objectives, policies, guidelines, and restrictions materially equivalent to those of the Fund. Performance information shown in the bar chart and the table for Class A Shares for periods prior to 4/1/97 is that of the common trust fund. This common trust fund performance information has been adjusted downward to reflect the Fund's higher annual operating expenses; however, such adjustment only reflects an approximation of the Fund's actual expenses. The common trust fund was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the common trust fund been subject to these restrictions, its performance may have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06
----------------------------------------------------------------------------
                                    [CHART]

1997   1998     1999    2000    2001    2002    2003    2004    2005    2006
----   ----     ----    ----    ----    ----    ----    ----    ----    ----
5.96%  4.95%   -2.22%   9.03%   4.32%   9.28%   3.19%   1.98%  1.17%   3.18%

Best Quarter: Q3 '02 +4.08%  Worst Quarter: Q2 '99 -2.37%



                                      BNY Hamilton Intermediate Tax-Exempt Fund

              Average annual total returns (%) as of 12/31/06*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes                -1.21   2.82     3.58
              Class A Shares Return After
               Taxes on Distributions      -1.24   2.67     3.43
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares      0.28   2.84     3.50
              Lehman 5 Year G.O.
               Municipal Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/1/  3.39   4.09     4.70


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.

BNY Hamilton Intermediate Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


           Fee table
           ---------------------------------------------------------

                                                             Class A
                                                             Shares
           ---------------------------------------------------------

           Shareholder Fees (fees paid directly from your
            investment)
           ---------------------------------------------------------
           Maximum sales charge (load) on purchases (as a
            percentage of the offering price)                 4.25
           Maximum deferred sales charge (load) (as a
            percentage of the lower of the purchase price or
            current market value)                             None
           Maximum sales charge (load) imposed on
            reinvested dividends                              None

           Annual Operating Expenses (expenses that are
            deducted from fund assets, as a % of average
            daily net assets)
           ---------------------------------------------------------
           Management fee                                     0.50
           Distribution (12b-1) fees                          0.25
           Other expenses                                     0.19

           Total annual operating expenses/(a)/               0.94



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  517     712     923    1,531


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above. This Example reflects the deduction of the maximum front-end sales load shown in the Fee table above for Class A Shares.


                                      BNY Hamilton Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                            Year Ended December 31,
                                                                       ---------------------------------
Class A Shares                                                          2006      2005      2004      2003   2002
------------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    9.88     10.12     10.30     10.49  10.03
                                                                       -----     -----     -----     -----  -----
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.30      0.29      0.29      0.31   0.32
  Net realized and unrealized gain (loss) on investments                0.01     (0.18)    (0.09)     0.02   0.59
                                                                       -----     -----     -----     -----  -----
  Total gain from investment operations                                 0.31      0.11      0.20      0.33   0.91
Dividends and distributions:
  Dividends from net investment income                                 (0.30)    (0.29)    (0.29)    (0.32) (0.35)
  Distributions from capital gains                                     (0.02)    (0.06)    (0.09)    (0.20) (0.10)
                                                                       -----     -----     -----     -----  -----
  Total dividends and distributions                                    (0.32)    (0.35)    (0.38)    (0.52) (0.45)
                                                                       -----     -----     -----     -----  -----
Net asset value at end of year                                          9.87      9.88     10.12     10.30  10.49
                                                                       -----     -----     -----     -----  -----
Total investment return based on net asset value (%)/(b)/               3.18      1.17      1.98      3.19   9.28

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    1,404     1,667     2,380     2,847  2,897
Ratio of expenses (after reduction) to average net assets               0.94      0.94      1.01      1.04   1.04
Ratio of expenses (before reduction) to average net assets              0.94      0.94      1.02      1.04   1.05
Ratio of net investment income (after reduction) to average net assets  3.06      2.95      2.87      2.97   3.44
Portfolio turnover rate                                                   26        41        31        36     34


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Intermediate Tax-Exempt Fund

BNY HAMILTON

 U.S. BOND MARKET INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index"). This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by employing a passive management strategy designed to track the performance of the Lehman Bond Index as closely as possible. Through the use of portfolio sampling, the Fund is substantially invested in bonds that comprise the Lehman Bond Index and invests at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Although the Fund tries to track the performance of the Lehman Bond Index, its performance cannot exactly match the index because the Fund incurs operating expenses. The Lehman Bond Index is an unmanaged index of bonds, and therefore does not have these expenses.


The Lehman Bond Index is a broad-based index that covers the U.S. investment-grade fixed-rate bond market and is comprised of investment-grade U.S. government and government agency bonds, corporate bonds, mortgage-backed bonds (including mortgage-backed securities issued or guaranteed by U.S. government agencies and mortgage-backed securities issued by private issuers) and asset-backed bonds. These bonds are denominated in U.S. dollars, and, in general, have remaining maturities (an average life calculation is used in the case of certain mortgage-backed and asset-backed securities) of at least one year. Investment-grade securities included in the Lehman Bond Index are securities rated Baa3/BBB- or above using the middle rating of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch, Inc. ("Fitch"), respectively. As of March 31, 2007, the average maturity of securities in the Lehman Bond Index was 6.76 years, and the credit quality of securities in the Index ranged from AAA+ to BBB- (by S&P) and from Aaa+ to Baa- (by Moody's). Bonds are represented in the Lehman Bond Index in proportion to their market value. Lehman Brothers is not affiliated with the Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the Lehman Bond Index.


MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the

                                       BNY Hamilton U.S. Bond Market Index Fund
duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

There can be no assurance that the investment objective of the Fund will be achieved. Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use temporary defensive strategies or reduce the effects of any long-term periods of poor performance. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.


BNY Hamilton U.S. Bond Market Index Fund

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.


The Investor Shares of the Fund commenced operations on 9/27/02. For the period from 4/28/00 through 9/26/02 (prior to the commencement of operations of Investor Shares), performance information shown in the table for Investor Shares is based on the performance of the Fund's Institutional Shares, which are offered in a different prospectus. The prior Institutional Shares performance has not been adjusted to take into account the higher class-specific operating expenses of the Investor Shares (such as Rule 12b-1 fees). Accordingly, if prior Institutional Shares performance had been adjusted to reflect the higher class-specific operating expenses of Investor Shares, it would have been lower than what is reflected in the bar chart and the table.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Investor Shares annual total returns
(%) as of 12/31/06
---------------------------------------------------------
                                    [CHART]

  2003  2004   2005   2006
  ----  ----   ----   ----
  3.46% 4.00%  1.85%  3.77%

Best Quarter: Q3 '06 +3.66%  Worst Quarter: Q2 '04 -2.54%




              Average annual total returns (%) as of
              12/31/06*
              ---------------------------------------------------

                                                        Since
                                                      Inception
                                      1 Year 5 Years (4/28/00)/2/
              ---------------------------------------------------
              Investor Shares Before
               Taxes                   3.77   4.54      5.99
              Investor Shares Return
               After Taxes on
               Distributions           2.02   2.78      3.92
              Investor Shares Return
               After Taxes on
               Distributions and Sale
               of Fund Shares          2.42   2.84      3.88
              Lehman Brothers
               Aggregate Bond Index
               (reflects no deduction
               for fees, expenses or
               taxes)/1/               4.33   5.06      3.95


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-income securities.
/2/ The Fund commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

                                       BNY Hamilton U.S. Bond Market Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets and are reflected in the total return. Since the Fund is "no-load", shareholders pay no sales charges or other out-of-pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ----------------------------------------------------

                                                          Investor
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses
               that are deducted from fund assets, as a %
               of average daily net assets)
              ----------------------------------------------------
              Management fee                                0.20
              Distribution (12b-1) fees                     0.25
              Other expenses                                0.33

              Total annual operating expenses/(a)(b)/       0.78



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Investor Shares' "Total annual operating expenses" to 0.60% of the Fund's average daily net assets allocable to Investor Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Investor Shares   80     249     433     966


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton U.S. Bond Market Index Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Investor Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Investor Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                              Year Ended December 31,
                                                                       -----------------------------------
Investor Shares                                                         2006   2005    2004    2003  2002/1/
-------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                 10.37  10.65  10.73    10.86  10.78
                                                                       -----  -----  -----    -----  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                            0.45   0.41   0.41     0.36   0.11
  Net realized and unrealized gain (loss) on investments               (0.07) (0.22)  0.01     0.01   0.09
                                                                       -----  -----  -----    -----  ------
  Total gain from investment operations                                 0.38   0.19   0.42     0.37   0.20
Dividends and distributions:
  Dividends from net investment income                                 (0.50) (0.47) (0.50)   (0.49) (0.11)
  Distributions from capital gains                                        --     --     --/3/ (0.01) (0.01)
                                                                       -----  -----  -----    -----  ------
  Total dividends and distributions                                    (0.50) (0.47) (0.50)   (0.50) (0.12)
                                                                       -----  -----  -----    -----  ------
Net asset value at end of year                                         10.25  10.37  10.65    10.73  10.86
                                                                       -----  -----  -----    -----  ------
Total investment return based on net asset value (%)/(b)/               3.77   1.85   4.00     3.46   2.00

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                      230    203     92      108     19
Ratio of expenses (after reduction) to average net assets               0.60   0.60   0.60     0.60   0.58/2/
Ratio of expenses (before reduction) to average net assets              0.78   0.79   0.86     0.89   0.91/2/
Ratio of net investment income (after reduction) to average net assets  4.42   3.88   3.77     3.38   4.05/2/
Portfolio turnover rate                                                   30    114     73      131    149


1 Investor Shares were first offered on 9/27/02.
2 Annualized.
3 Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                       BNY Hamilton U.S. Bond Market Index Fund

ACCOUNT POLICIES

Each Fund in this Prospectus, except for the U.S. Bond Market Index Fund, is offered in Class A and Institutional share classes. The U.S. Bond Market Index Fund is offered in Investor and Institutional share classes. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. Information on the Institutional Shares of the Funds can be found in the BNY Hamilton Funds' Institutional Shares Prospectus.

The information below applies to each share class offered in this Prospectus.

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each business day (Monday through Friday). In the case of all Funds, shares are available on any business day that the NYSE is open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund will not calculate its NAV on any day that the NYSE is closed and may not calculate its NAV on a business day when no purchase or redemption orders for Fund shares are received by the Fund. Purchase orders received by a Fund, its transfer agent, or other shareholder servicing agent (collectively referred to in this Prospectus as "a Fund (or its designee)") before the regular close of the NYSE will be executed at the NAV calculated at that day's close, plus any applicable sales charges.

Each Fund's securities are typically valued using market prices. When market prices are not readily available, each Fund will use fair value prices as determined by the Advisor's Pricing Committee subject to the procedures approved by the Board of Directors. For instance, a Fund may value a security at fair value if a significant event has occurred, which will, with reasonably high probability, materially affect the value of the security because the market price of the security was established before the calculation of the Fund's NAV, but after the market price was determined. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different from recent market prices for the security.

The Core Bond Fund, High Yield Fund and Enhanced Income Fund invest, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in each of these Funds may change on days when you are unable to purchase or redeem shares.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees that you will pay as an investor in different share classes offered by the applicable Funds.

Account Policies

Core Bond Fund, High Yield Fund, Intermediate Government Fund, Intermediate New York Tax-Exempt Fund, and Intermediate Tax-Exempt Fund

                                           Class A Shares
               --------------------------------------------------
               Sales Charge (Load)  A front-end sales charge will
                                    be imposed on shares
                                    purchased, declining from
                                    4.25% as indicated below.
               Distribution (12b-1) Subject to Annual
                                    Distribution fee of up to
                                    0.25% of the average daily
                                    net assets of the applicable
                                    Fund allocable to Class A
                                    Shares.

       Class A's Front-End Sales Charge:
       ------------------------------------------------------------------

                                                           Front-End
                                     Front-End          Sales Charge as
                                  Sales Charge as          % of Net
       Amount of Purchase     % of Offering Price/1,2/ Amount Invested/2/
       ------------------------------------------------------------------
       Less than $50,000               4.25%                 4.44%
       $50,000 but less than
        $100,000                       3.75%                 3.90%
       $100,000 but less than
        $250,000                       3.25%                 3.36%
       $250,000 but less than
        $500,000                       2.25%                 2.30%
       $500,000 but less than
        $1 million                     1.50%                 1.52%
       $1 million or more               None                  None

1 The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.
2 Because of rounding in the calculation of the offering price, the actual front-end sale charge paid by an investor may be higher or lower than the percentage noted above.
Enhanced Income Fund

                                           Class A Shares
               --------------------------------------------------
               Sales Charge (Load)  A front-end sales charge will
                                    be imposed on shares
                                    purchased, declining from
                                    1.50% as indicated below.
               Distribution (12b-1) Subject to Annual
                                    Distribution fee of up to
                                    0.25% of the average daily
                                    net assets of the Enhanced
                                    Income Fund allocable to
                                    Class A Shares.

       Class A's Front-End Sales Charge:
       ------------------------------------------------------------------

                                                           Front-End
                                     Front-End          Sales Charge as
                                  Sales Charge as          % of Net
       Amount of Purchase     % of Offering Price/1,2/ Amount Invested/2/
       ------------------------------------------------------------------
       Less than $500,000              1.50%                 1.52%
       $500,000 but less than
        $1 million                     1.00%                 1.01%
       $1 million or more               None                  None

1 The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.
2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

U.S. Bond Market Index Fund

                                           Investor Shares
            --------------------------------------------------------
            Sales Charge (Load)  No front-end sales charge.
            Distribution (12b-1) Subject to Annual Distribution fee
                                 of up to 0.25% of the average daily
                                 net assets of the U.S. Bond Market
                                 Index Fund allocable to Investor
                                 Shares.

                                                               Account Policies

Sales charges (load). Purchases of Class A Shares of the applicable Funds are subject to a front-end sales charge as a percentage of the offering price of the shares as described in the tables above. The offering price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge.

Sales charge waivers. Shareholders who held, as of January 26, 2004, Investor Shares of a BNY Hamilton Fund whose Investor Shares have been re-designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of Class A Shares of all BNY Hamilton Funds, so long as such shareholders own Class A Shares of at least one BNY Hamilton Fund.

In addition, Class A's sales charges may be waived for employees of the Advisor or its affiliates; investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor; Directors of the Funds; legal counsel to the Funds or the Directors; certain existing shareholders who own shares in a BNY Hamilton Fund within their trust accounts; investors within wrap accounts; investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans; and investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions. Further information on the categories of persons for whom sales charges may be waived can be found in the Statement of Additional Information.

The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' prior notice to shareholders.

Sales charge reductions. Reduced sales charges are available to shareholders making larger purchases. (See "Distribution Arrangements/Sales Charges" above). In addition, you may qualify for reduced sales charges under the following circumstances:

.. Letter of Intent. You inform the Funds in writing that you intend to purchase enough Class A Shares of the Funds and of any other BNY Hamilton Funds over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

.. Right of Accumulation. When the value of Class A Shares of the Funds and of any other BNY Hamilton Funds you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

.. Combination Privilege. You may combine accounts of multiple BNY Hamilton
  Funds (excluding any BNY Hamilton Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by you as sole proprietorship to achieve reduced sales charges.

.. Concurrent Purchases. For purposes of qualifying for a reduced sales charge, investors have the privilege of:

(a)combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Eligible Shares"); or

(b)combining concurrent purchase of shares of any class of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares.

   Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined existing holdings of Eligible Shares.


Account Policies

.. Reinstatement Privilege. If you have sold shares and decide to reinvest in a Fund within a 90 day period, you will not be charged the applicable sales load on the amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed. A shareholder may exercise this privilege one time during any 12-month period.

Additional information about the availability of reduced sales charges can be found in the Statement of Additional Information and at the Funds' website, www.bnyhamilton.com. This information is free of charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information. To receive a reduction in your Class A sales charge, you must let your financial advisor or the Funds' transfer agent or distributor know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or the Funds' transfer agent or distributor to provide certain information or records, such as account statements, in order to verify your eligibility for a reduced sales charge.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a distribution (12b-1) plan with respect to the Class A Shares or Investor Shares, as applicable, of each of the Funds in this Prospectus pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan permits each Fund to reimburse the distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Class A Shares or Investor Shares, as applicable, of that Fund. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT/PURCHASING SHARES

                 Minimum investment requirements
                 ----------------------------------------------

                                  Minimum     Minimum
                                  Initial   Continuing  Minimum
                 Account Type    Investment Investments Balance
                 ----------------------------------------------
                 IRA               $  250      $ 25       N/A
                 Regular Account   $2,000*     $100*     $500
                 Automatic
                  Investment
                  Program          $  500      $ 50       N/A

*Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.


                                                               Account Policies

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the applicable Fund to:
check payable directly to each Fund you want to    BNY Hamilton Funds, Inc.
invest in to:                                      P.O. Box 182785
BNY Hamilton Funds, Inc.                           Columbus, OH 43218-2785
P.O. Box 182785                                    If possible, include a tear-off payment stub from one of your
Columbus, OH 43218-2785                            transaction confirmation statements.
For all enrollment forms, call 1-800-426-9363

Wire
----------------------------------------------------------------------------------------------------------------
The Funds do not charge a fee for wire transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your Fund]                                  Attn: [your Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

The Advisor may, at its own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check or through the Automatic Investment Program, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
(minimum $500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the Funds and number of shares or       .names of the Funds and number of shares or dollar amount
  dollar amount you want to exchange                you want to redeem
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking institutions that what is on file
                                                   .you have changed your account address within the last
                                                    10 days

Dealer
-----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

As with purchase orders, redemption requests received by a Fund (or its designee) before the regular close of the NYSE will be executed at the NAV calculated at that day's close.

Minimum account balances. If you have a regular account with a Fund and your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums. You may exchange shares of the same class between BNY Hamilton Funds, usually without paying additional sales charges or between Investor Shares of a BNY Hamilton Index Fund and Class A Shares of other BNY Hamilton Funds (See "Notes on Exchanges" below). Shares to be exchanged must have a value of at least $500. You must also ex-

                                                               Account Policies
change enough Class A or Investor Shares of a Fund to meet the minimum initial investment requirement of the class of shares of the Fund for which you are exchanging your existing shares.

Notes on exchanges. When exchanging from Class A Shares or Investor Shares of a BNY Hamilton Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor or a Sub-Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). Securities used to redeem Fund shares will be valued as set forth under "Daily NAV Calculation." A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Each Fund pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. The Funds declare dividends of net investment income daily. Distributions are automatically paid in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.


Account Policies

Your taxable income is the same regardless of which option you choose.

           Type of Distribution          Applicable Federal Tax Rates
           ----------------------------------------------------------
           "Qualified dividend income"      Capital gains rates
           from net investment income
           Other dividends from net         Ordinary income rates
           investment income
           Short-term capital gains         Ordinary income rates
           Long-term capital gains          Capital gains rates
           Dividends from net tax-exempt    Tax-free
           income

"Qualified dividend income" is income eligible for reduced rates of federal income tax. The portion of net investment income that will be qualified dividend income will vary from Fund to Fund and also from year to year. There are also minimum holding periods for Fund shares before investors are eligible for the reduced rates.


With respect to the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund, (together, the "Tax-Exempt Funds") if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, each of the Tax-Exempt Funds invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the Assets of each of the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund, may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. In particular, distributions derived from interest on New York tax-exempt investments will generally be exempt from New York State personal income tax and the New York City personal income and unincorporated business taxes (but not from New York State corporate franchise and New York City general corporation taxes). Shareholders that receive social security or railroad retirement benefits should consult their tax advisers to determine what effect, if any, an investment in the Tax-Exempt Funds may have on the federal taxation of their benefits.


The Tax-Exempt Funds may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Funds that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Tax-Exempt Funds may be taxable.

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.

A Fund's investments in certain debt securities, mortgage-backed securities and asset-backed securities, and its securities lending and derivatives activities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

A Fund's investments in real estate investment trust (REIT) and REMIC securities also may result in the Fund's receipt of cash in excess of the REIT's and REMIC's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to the Fund.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor


                                                               Account Policies
who does not provide a valid social security or taxpayer identification number to the Funds, who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares. If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

This section relates only to the federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

ABUSIVE TRADING

The Funds discourage frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in the Funds. However, because the Funds will not always be able to detect market timing and other abusive trading activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other abusive trading practices that may unreasonably disadvantage the Funds.

Market timing and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including by diluting the value of long-term Fund shareholders' shares, disrupting the management of the Fund, reducing the returns to long-term shareholders, causing the Fund to maintain a larger cash position than it otherwise would have, increasing transaction costs to Fund (such as brokerage commissions paid on the purchase and sale of portfolio securities), and having other negative effects on the Fund and its shareholders. These risks may be more pronounced for Funds investing significantly in certain types of securities, such as those that trade principally in foreign markets, and those that are illiquid or that do not otherwise have readily available market quotations (e.g., certain small company and high yield securities). If a Fund invests significantly in securities trading principally in foreign markets, it is at risk of being affected by time zone arbitrage. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Fund calculates its NAV (generally, 4:00 p.m. Eastern time). Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse.

The Board of Directors of the Funds have adopted policies and procedures designed to deter market timing and other abusive trading practices in the Funds. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor they believe has a history of market timing or other abusive trading or whose trading, in their judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor reviews transaction history reports and identifies all redemptions that are made within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it contacts the Funds' transfer agent and the transfer agent forwards a report containing the past 30 days of activity in the respective account. All re-


Account Policies
demptions meeting the criteria are investigated for possible inappropriate trading.

On a periodic basis, the Advisor issues a report to one or more members of its senior management indicating how many transactions were reviewed during the time period covered by the report, any suspicious activity that was identified during the period, and the resolution of each situation identified (e.g., by not allowing an investor to make additional purchases or exchanges in the Funds, by closing particular accounts, and/or, if the Advisor believes that a financial intermediary is facilitating abusive activity, by refusing to take trades from that financial intermediary). See "Making Exchanges/Redeeming Shares--Redemption fee" above for a list of different types of financial intermediaries.

Certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing and other abusive trading activities in known omnibus accounts, focusing on transactions in excess of $250,000, the netting effect in omnibus accounts makes it more difficult for the Funds to identify those activities in the accounts, and the Funds may be unable to locate and restrict individual persons in the accounts who are engaged in abusive trading. Identification of particular traders may be further limited by operational systems and technical limitations in omnibus and certain other accounts.

The Funds are often dependent upon financial intermediaries to detect and monitor for market timing and other abusive trading in Fund shares. Financial intermediaries generally utilize their own policies and procedures to identify persons engaged in abusive trading, and these policies and procedures may be different than those utilized by the Funds. However, to the extent market timing or other abusive trading is identified in an omnibus account, the Funds encourage financial intermediaries to address such trading activity in a manner consistent with the Funds' policies and procedures.

The Funds have attempted to put safeguards in place to assure that financial intermediaries have implemented procedures designed to deter market timing and other abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and other abusive trading in the Funds, in particular with respect to omnibus accounts.

In addition to the trading limits described above, each of the Global Real Estate Securities Fund and the International Equity Fund charges a 2% redemption fee on Fund shares redeemed or exchanged within 30 calendar days of purchase. See "Making Exchanges/Redeeming Shares--Redemption fee" above. The Directors also have adopted pricing policies that generally provide for the fair valuation of foreign equity securities held by the Global Real Estate Securities Fund to the extent a significant U.S. market fluctuation that exceeds a specified threshold has occurred, as described in "Daily NAV Calculation" above. These policies are reasonably designed to protect the Fund from "time zone arbitrage" with respect to its foreign securities holdings and from other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the Fund.

The Funds seek to apply the Funds' policies and procedures uniformly to accounts with the Funds taking into account the operational differences between individual and omnibus accounts, as described above. In addition, the trade limitations described above will not apply to redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of a shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional account information


                                                               Account Policies
to the Funds to establish his or her qualification for one of these exceptions. The redemption fees described above for the Global Real Estate Securities Fund and the International Equity Fund employ similar exceptions, which are described above in "Making Exchanges/Redeeming Shares--Redemption Fee".

The Funds' policies and procedures may not successfully eliminate market timing and other abusive trading in the Funds, and may be modified at any time, including to impose more restrictive trading limitations than those set forth above. In addition, each Fund reserves the right to reject any purchase or exchange transaction at any time. Your financial intermediary may have additional procedures for identifying market timers and rejecting or otherwise restricting purchase and/or exchange transactions.

INVESTMENT ADVISOR


The investment advisor of the Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $99 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $129.9 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.


The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.


The Advisor has appointed Seix Advisors ("Seix" or the "Sub-Advisor"), located at 300 Tice Boulevard, Woodcliff Lake, NJ 07677, as the sub-advisor for the High Yield Fund. Seix, which was established in 1992, manages over $20.4 billion in assets as of March 31, 2007. Seix is the fixed income division of Trusco Capital Management Inc., a subsidiary of Sun Trust Banks, Inc. Trusco manages more than $72.7 billion in assets as of March 31, 2007.


Subject to the general oversight of the Advisor, Seix provides a continuing investment program for the High Yield Fund and makes investment decisions on its behalf.

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year ended December 31, 2006 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.


               Fund                                  Fee
                                                  as a % of
                                                average daily
                                              net assets (net of
                                                 any waivers
                                              or reimbursements)
               -------------------------------------------------
               BNY Hamilton Core Bond Fund           0.50
               BNY Hamilton Enhanced Income
                Fund                                 0.01
               BNY Hamilton High Yield Fund          0.55
               BNY Hamilton Intermediate
                Government Fund                      0.37
               BNY Hamilton Intermediate New
                York Tax-Exempt Fund                 0.33
               BNY Hamilton Intermediate Tax-
                Exempt Fund                          0.50
               BNY Hamilton U.S. Bond Market
                Index Fund                           0.04



Account Policies

The Advisor, not the High Yield Fund, pays the Fund's Sub-Advisor a fee for its services rendered to the Fund.

A discussion of the basis for the Directors' approval of each Fund's investment advisory contract(s) is included in the Fund's shareholder report for the period during which the Directors approved such contract(s).

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.


BNY Hamilton Core Bond Fund is managed by Patrick K. Byrne, who has been a Managing Director of the Advisor since 2006 and prior thereto had been a Vice President for more than five years. He has managed the Fund since 2002. He joined the Advisor in 1996 as a Vice President and specializes in mortgage-backed security analysis.

BNY Hamilton Enhanced Income Fund is managed by Thomas G. Bosh, CFA, who has been a Vice President of the Advisor for more than five years. He has managed the Fund since its inception in 2002. Mr. Bosh has managed other short-term, fixed income portfolios since he joined the Advisor in 1992. He has 17 years of investment and pension-related experience. Before joining the Advisor, Mr. Bosh was a financial analyst for The Interpublic Group of Companies.

BNY Hamilton High Yield Fund is managed by Michael McEachern, CFA, who has been a Senior Portfolio Manager in charge of the high yield group of Seix from 1997 through the present. He has managed the Fund since its inception in 2003. Prior to joining Seix in 1997, Mr. McEachern was a Vice President of American General Corporation from 1994 to 1997, where he was responsible for all corporate (high yield and high grade) and mortgage-backed trading and management for $28 million in fixed income assets. From 1989 to 1994, Mr. McEachern was employed at Capital Holding Corporation, where he established the high yield bond division.



BNY Hamilton Intermediate Government Fund is managed by William D. Baird, who has been a Vice President of the Advisor for more than five years, specializing in government, mortgage-backed and asset-backed security analysis. He has managed the Fund since 1997. He joined the Advisor in 1993 and has been managing assets since 1981.

BNY Hamilton Intermediate New York Tax-Exempt Fund is managed by Colleen M. Frey, who has been a Vice President of the Advisor for more than five years and is group head of the tax-exempt bond management division. She has managed the Fund since its inception in 1992 and joined the Advisor in 1967.

BNY Hamilton Intermediate Tax-Exempt Fund is managed by Jeffrey B. Noss, who has been a Managing Director of the Advisor since 2006 and prior thereto had been a Vice President for more than five years. He has managed the Fund since its inception in 1997. He has managed other tax-exempt portfolios for the Advisor's tax-exempt bond management division since 1987.


BNY Hamilton U.S. Bond Market Index Fund is managed by Mr. Baird. He has managed the Fund since its inception in 2000. Biographical information for Mr. Baird is set forth above under BNY Hamilton Intermediate Government Fund.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS.
[LOGO] BNY
       HAMILTON
       FUNDS
       ADVISED BY THE BANK OF NEW YORK

For More Information

Annual and Semi-Annual Reports
These include commentary from each Fund's portfolio manager(s) on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

Portfolio Holdings
The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

Statement of Additional Information (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

You can obtain these documents free of charge, make inquiries or request other information about the Funds by contacting your dealer or:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

These documents are also available from the SEC on the EDGAR database at www.sec.gov.

Copies of this information also may be obtained by e-mail request to publicinfo@sec.gov, or by writing:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

For information on the operation of the SEC's public reference room where these documents may be viewed and copied, call: 1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO] BNY
       HAMILTON
       FUNDS
       ADVISED BY THE BANK OF NEW YORK

    BNY Hamilton Distributors, Inc., 3435 Stelzer Road, Columbus, OH 43219
                                                                 PU-AC-FI-04/07

[LOGO] BNY
HAMILTON

                                  PROSPECTUS


                                APRIL 30, 2007


                                     [LOGO]

                                       BNY
                                    HAMILTON
                                      FUNDS
                         ADVISED BY THE BANK OF NEW YORK


   CORE BOND FUND

   ENHANCED INCOME FUND

   GLOBAL REAL ESTATE SECURITIES FUND

   HIGH YIELD FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE TAX-EXEMPT FUND

   INTERNATIONAL EQUITY FUND

   LARGE CAP EQUITY FUND

   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   MULTI-CAP EQUITY FUND

   MUNICIPAL ENHANCED YIELD FUND

   S&P 500 INDEX FUND

   SMALL CAP CORE EQUITY FUND

   SMALL CAP GROWTH FUND

   U.S. BOND MARKET INDEX FUND

   INSTITUTIONAL SHARES

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

  6 BNY Hamilton Core Bond Fund

 13 BNY Hamilton Enhanced Income Fund

 21 BNY Hamilton Global Real Estate Securities Fund

 27 BNY Hamilton High Yield Fund

 34 BNY Hamilton Intermediate Government Fund

 40 BNY Hamilton Intermediate New York Tax-Exempt Fund

 46 BNY Hamilton Intermediate Tax-Exempt Fund

 52 BNY Hamilton International Equity Fund

 58 BNY Hamilton Large Cap Equity Fund

 64 BNY Hamilton Large Cap Growth Fund

 70 BNY Hamilton Large Cap Value Fund

 76 BNY Hamilton Multi-Cap Equity Fund

 81 BNY Hamilton Municipal Enhanced Yield Fund

 87 BNY Hamilton S&P 500 Index Fund

 92 BNY Hamilton Small Cap Core Equity Fund

 98 BNY Hamilton Small Cap Growth Fund

104 BNY Hamilton U.S. Bond Market Index Fund


ACCOUNT POLICIES

109 Daily NAV Calculation

111 Opening an Account/Purchasing Shares

112 Making Exchanges/Redeeming Shares

114 Distributions and Tax Considerations

116 Abusive Trading

118 Investment Advisor

119 Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 CORE BOND FUND

     CUSIP Number: 05561M796

 ENHANCED INCOME FUND

     CUSIP Number: 05561M598

 GLOBAL REAL ESTATE SECURITIES FUND

     CUSIP Number: 05568J101

 HIGH YIELD FUND

     CUSIP Number: 05561M556

 INTERMEDIATE GOVERNMENT FUND

     CUSIP Number: 05561M762

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

     CUSIP Number: 05561M754

 INTERMEDIATE TAX-EXEMPT FUND

     CUSIP Number: 05561M820

 INTERNATIONAL EQUITY FUND

     CUSIP Number: 05561M846

 LARGE CAP EQUITY FUND

     CUSIP Number: 05561M770

 LARGE CAP GROWTH FUND

     CUSIP Number: 05561M887

 LARGE CAP VALUE FUND

     CUSIP Number: 05561M689

 MULTI-CAP EQUITY FUND

     CUSIP Number: 05561M572

 MUNICIPAL ENHANCED YIELD FUND

     CUSIP Number: 05561M366

 S&P 500 INDEX FUND

     CUSIP Number: 05561M648

 SMALL CAP CORE EQUITY FUND

     CUSIP Number: 05561M374

 SMALL CAP GROWTH FUND

     CUSIP Number: 05561M861

 U.S. BOND MARKET INDEX FUND

     CUSIP Number: 05561M663

BNY HAMILTON

 CORE BOND FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in U.S. and foreign investment-grade debt obligations (i.e., securities rated Baa3/BBB- or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), or another nationally recognized statistical rating organization, or unrated securities determined by the portfolio manager to be of comparable credit quality). The Fund may invest in securities issued or guaranteed by various types of entities, including:

.. U.S. and foreign corporations, partnerships, trusts or similar entities;

.. the U.S. government and its agencies and instrumentalities (including securities neither guaranteed nor insured by the U.S. government); and

.. foreign governments and their subdivisions, agencies, and government sponsored enterprises.

In selecting securities for the Fund's portfolio, the Advisor (as defined in "Investment Advisor") has tended to emphasize corporate bonds and securities backed by mortgages and other types of assets, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages or portfolios of mortgage pass-through securities, and their income streams.

The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. Under normal circumstances, the Fund invests at least 80% of its Assets in investment-grade debt obligations, as well as unrated securities considered by the portfolio manager to be of comparable quality. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. The Fund may invest up to 20% of its Assets in below investment grade debt obligations. In addition, the Fund may invest without limitation in foreign securities, which may include emerging market securities. Other than investments in foreign government obligations, the Fund's investments in foreign securities will consist of U.S. dollar-denominated securities only.

In investing the Fund's assets, an analysis of economic trends--including rate projections, inflation trends, and corporate profit outlook--is used to determine how the Fund should allocate its investments among the different types of debt securities described above.

In the corporate bond portion of the portfolio, the Fund is typically diversified across market sectors (e.g., financial services, media, retail, and telecommunications), but may emphasize different sectors at different times depending on, among other things, market conditions. In selecting individual corporate bonds, the portfolio manager considers the bond's structure, maturity and yield in light of the company's current financial health, competitive position and future prospects.

In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issues based on an evaluation of relative yields.

BNY Hamilton Core Bond Fund

The Fund allocates investments among mortgage-backed securities and asset-backed securities based on relative yield and prepayment risks. The Fund selects investments in foreign government obligations based on relative yields, assessments of credit quality and expectations with respect to exchange rate movements.

Under normal market conditions, the Fund maintains a dollar-weighted average portfolio maturity between three years and ten years. In addition, the Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a "barbell" strategy and invest in short-term and longer-term bonds. In addition, the Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, but the Advisor considers it to be a more accurate gauge of a bond's sensitivity to interest rate change than maturity because it takes additional significant factors, including prepayment risk, into account.

The Fund also may use certain derivatives (e.g., options, futures, swaps), which are investments whose value is determined by underlying securities, indices or reference rates. The Fund may use these instruments for speculative (i.e., non-hedging) purposes. The Fund also seeks to enhance its return by managing its exposure to non-U.S. currencies, typically through the use of foreign currency derivatives, including currency forward contracts.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such secu-

                                                    BNY Hamilton Core Bond Fund
rities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In addition, the Fund may invest in below investment grade securities (i.e., high yield bonds or "junk bonds"). High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. Foreign securities risk also includes the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

BNY Hamilton Core Bond Fund

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.


Certain of the Fund's securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include high yield securities, derivatives (in particular over-the-counter derivatives, such as swaps), foreign securities, and privately placed securities.


The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                                    BNY Hamilton Core Bond Fund

--------------------------------------------------------------------------------
Mortgage-Backed Securities and CMOs

The Fund invests in mortgage-backed securities, including mortgage pass-through securities and CMOs. The most basic form of mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. These securities provide a monthly or other periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential and commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Collateralized mortgage obligations (CMOs) are backed by pools of mortgage loans or portfolios of mortgage pass-through securities and their income streams. CMO issuers organize the cash flow from the underlying mortgages on securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency mortgage pass-through securities, such as those issued by the Federal National Mortgage Association (Fannie Mae or FNMA), the Government National Mortgage Association (Ginnie Mae or GNMA), and the Federal Home Loan Mortgage Corp. (Freddie Mac or FHLMC), though they may be issued by private firms.

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of two broad-based securities indexes. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. The Fund commenced operations as a registered investment company on 4/1/97. Prior to that date, the Fund operated as a common trust fund of The Bank of New York with investment objectives, policies, guidelines, and restrictions materially equivalent to those of the Fund. Performance information shown in the bar chart and the table for Institutional Shares for periods prior to 4/1/97 is that of the common trust fund. This common trust fund performance information has been adjusted downward to reflect the Fund's higher annual operating expenses; however, such adjustment only reflects an approximation of the Fund's actual expenses. The common trust fund was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the common trust fund been subject to these restrictions, its performance may have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
---------------------------------------------------------------------------
                                        [CHART]

1997   1998    1999    2000   2001   2002    2003    2004     2005    2006
-----  -----  -------  -----  -----  -----  ------  ------   ------  ------
8.18%  8.56%  -1.47%   9.37%  7.21%  8.08%   3.43%   3.91%    1.57%   3.93%

Best Quarter: Q3 '98 +4.43%  Worst Quarter: Q2 '04 -2.32%




Average annual total returns (%) as of 12/31/06*
---------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes       3.93   4.16     5.22
Institutional Shares Return After Taxes on
 Distributions                                 2.29   2.47     3.18
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         2.53   2.57     3.21
Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees, expenses
 or taxes)/1/                                  4.33   5.06     6.24


* Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

/1 /The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed income securities.


BNY Hamilton Core Bond Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1) fees                     None
            Other expenses                                0.19

            Total annual operating expenses/(a)/          0.69



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   70     221     384     859


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses from the expenses shown in the Fee table above.


                                                    BNY Hamilton Core Bond Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                      Year Ended December 31,
                                                            -------------------------------------------
Institutional Shares                                          2006     2005     2004     2003     2002
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           9.98    10.25    10.29    10.51    10.24
                                                            -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                   0.43     0.39     0.37     0.37     0.52
  Net realized and unrealized gain (loss) on investments      (0.05)   (0.23)    0.03    (0.02)    0.28
                                                            -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                 0.38     0.16     0.40     0.35     0.80
Dividends and distributions:
  Dividends from net investment income                        (0.45)   (0.43)   (0.42)   (0.45)   (0.53)
  Distributions from capital gains                               --       --    (0.02)   (0.12)      --
                                                            -------  -------  -------  -------  -------
  Total dividends and distributions                           (0.45)   (0.43)   (0.44)   (0.57)   (0.53)
                                                            -------  -------  -------  -------  -------
Net asset value at end of year                                 9.91     9.98    10.25    10.29    10.51
                                                            -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/      3.93     1.57     3.91     3.43     8.08

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         360,233  404,483  460,684  462,005  472,896
Ratio of expenses (after reduction) to average net assets      0.69     0.68     0.73     0.79     0.79
Ratio of expenses (before reduction) to average net assets     0.69     0.68     0.73     0.79     0.80
Ratio of net investment income (after reduction) to average
 net assets                                                    4.37     3.85     3.58     3.57     5.02
Portfolio turnover rate                                         108       94       72      110       98


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Core Bond Fund

BNY HAMILTON

 ENHANCED INCOME FUND

INVESTMENT OBJECTIVE

Although not a money market fund, the Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by investing at least 80% of its Assets in investment-grade (i.e., rated Baa3/BBB- and above) fixed-income securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Investment-grade fixed income securities include both securities rated Baa3/BBB- and above by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("rating agency"), as well as unrated securities determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality.

In pursuing the Fund's investment objective, the Advisor will seek to enhance returns by investing, in addition to the above, in various other instruments, which may include below investment grade bonds and foreign securities, as described below.



The Fund's investments may include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, (including securities neither guaranteed nor insured by the U.S. government) and debt securities and securities with debt-like characteristics (e.g., convertible securities) of (i) domestic and foreign private issuers, including corporations, partnerships, trusts or similar entities, (ii) foreign governments and their subdivisions, agencies, and government sponsored enterprises, and (iii) supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund typically invests a significant portion of its assets in (i) mortgage-backed securities, including collateralized mortgage obligations (CMOs), (ii) asset-backed securities and (iii) commercial paper issued by banks or bank holding companies, finance companies, and corporations. CMOs (which may include real estate mortgage investment conduits (REMICS)) are backed by pools of mortgages or portfolios of mortgage pass-through securities and their income streams, and are organized so that different classes of securities with different maturities and coupons are available. The Fund will not invest more than 25% of its Assets in foreign securities. Other than investments in foreign government obligations, the Fund's investments in foreign securities will consist of U.S. dollar-denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis.

The Fund may invest up to 20% of its assets in below investment grade bonds (i.e., high yield bonds or "junk bonds"). These are securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody's, S&P, or another rating agency, or unrated, but determined by the Advisor to be of comparable credit quality).


The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields

                                              BNY Hamilton Enhanced Income Fund
on such obligations are higher than the yields on taxable investments. The Fund also may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; protecting the value of portfolio securities; and in order to maintain the Fund's ultra short duration (as defined below).


The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risks.


The Fund pursues its objective while attempting to minimize the Fund's share price fluctuation. Under normal market conditions, the Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (which measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short duration"). The Advisor may shorten the Fund's duration below three months based on its interest rate outlook or adverse market conditions (e.g., if the Advisor anticipates interest rates will increase, it will generally shorten the Fund's duration). Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, such fund's share price would rise by about 5%.


The maturity limit on any individual security in the Fund's portfolio will not be greater than five years. For purposes of mortgage- and asset-backed securities, weighted average life is used to determine the security's maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. At times, the Fund may invest in securities with longer durations, which may have more volatile prices and more interest rate risk than shorter duration bonds. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.


BNY Hamilton Enhanced Income Fund

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund may invest in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In addition, the Fund may invest in below investment grade bonds (i.e., high yield bonds or "junk bonds"). High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

Because the Fund may invest to a significant extent in commercial paper issued by banks or bank holding companies and finance companies, the Fund may be vulnerable to setbacks in the financial services sector. Banks and other financial services companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in governmental regulations affecting banks and other financial services companies.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher trans-


                                              BNY Hamilton Enhanced Income Fund
action costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition legal remedies for investors in foreign companies may be more limited than those available in the U.S. Foreign securities risk also includes the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

To the extent the Fund invests in municipal securities, its performance may be affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Certain of the Fund's securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include lower-quality securities or high yield securities, derivatives (in particular over-the-counter derivatives, such as swaps), GICs, foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

Although not a money market fund, the Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest price fluctuation and increased credit risk in order to achieve that goal. Because its share price will vary, the Fund is not appropriate for investors whose primary objective is absolute stability of principal.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.


An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Enhanced Income Fund

--------------------------------------------------------------------------------
Weighted Average Life

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security's weighted-average life as a substitute for its maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance or purchase until each dollar of principal is repaid to the investor.

The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

                                              BNY Hamilton Enhanced Income Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of two broad-based securities indexes. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
----------------------------------------------------------
                                           [CHART]

             2003      2004      2005    2006
            ------    ------    ------  ------
             1.86%     0.76%     2.88%   4.77%

Best Quarter: Q3 '06 +1.24%   Worst Quarter: Q3 '03 -0.07%



             Average annual total returns (%) as of 12/31/06*
             ------------------------------------------------------

                                                          Since
                                                        Inception
                                                 1 Year (5/1/02)/3/
             ------------------------------------------------------
             Institutional Shares Return Before
              Taxes                               4.77     2.53
             Institutional Shares Return After
              Taxes on Distributions              3.08     1.55
             Institutional Shares Return After
              Taxes on Distributions and Sale of
              Fund Shares                         3.08     1.58
             Lehman Brothers 9-12 Month
              Treasury Note Index (reflects no
              deduction for fees, expenses or
              taxes)/1/                           4.38     2.44
             Merrill Lynch US Dollar LIBOR
              3-Month Constant Maturity Index
              (reflects no deduction for fees,
              expenses or taxes)/2/               5.12     2.60


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers 9-12 Month Treasury Note Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months; it excludes zero coupon strips.
/2/ The Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits.
/3/ The Fund commenced operations on 5/1/02. Index comparisons begin on 5/1/02.


BNY Hamilton Enhanced Income Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.10
            Distribution (12b-1 fees)                     None
            Other expenses                                0.24
            Acquired Fund fees and expenses/(a)/          0.01

            Total annual operating expenses/(b)/          0.35



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Funds' assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.25% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   36     113     197     443


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


                                              BNY Hamilton Enhanced Income Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                          Year Ended December 31,
                                                                -----------------------------------------
Institutional Shares                                             2006    2005     2004     2003    2002/1/
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                            1.98    1.98     2.00     2.00     2.00
                                                                ------  ------  -------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                      0.09    0.05     0.03     0.03     0.03
  Net realized and unrealized gain on investments                   --    0.01    (0.02)    0.01       --
                                                                ------  ------  -------  -------  -------
  Total gain from investment operations                           0.09    0.06     0.01     0.04     0.03
Dividends:
  Dividends from net investment income                           (0.09)  (0.06)   (0.03)   (0.04)   (0.03)
                                                                ------  ------  -------  -------  -------
Net asset value at end of year                                    1.98    1.98     1.98     2.00     2.00
                                                                ------  ------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/         4.77    2.88     0.76     1.86     1.63

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             65,511  87,151  324,670  426,475  230,467
Ratio of expenses (after reduction) to average net assets         0.25    0.25     0.25     0.25     0.25/2/
Ratio of expenses (before reduction) to average net assets        0.34    0.29     0.27     0.29     0.38/2/
Ratio of net investment income (after reduction) to average net
 assets                                                           4.67    2.90     1.51     1.56     1.97/2/
Portfolio turnover rate                                            126      51      105       87       40


1  Institutional Shares were first offered on 5/1/02.
2  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton Enhanced Income Fund

BNY HAMILTON

 GLOBAL REAL ESTATE SECURITIES FUND


INVESTMENT OBJECTIVE

The Fund seeks to maximize total return consisting of capital appreciation and current income. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a global portfolio of equity securities (primarily common stock) of real estate companies, including real estate investment trusts ("REITs") and real estate operating companies ("REOCs"), with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal circumstances, the Fund expects to invest at least 40% of its total assets in companies whose principal place of business is located outside of the United States, and will invest in at least 10 different countries (including the U.S.). Although the Fund primarily invests in developed markets, it may also make investments in emerging markets. The Fund may invest in equity securities of companies of any market capitalization, including smaller companies. The Fund's benchmark is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Global Real Estate Index, which is a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide.

Under normal circumstances, the Fund invests at least 80% of its Assets in publicly traded equity securities of companies principally engaged in the real estate sector. (The Fund will provide its shareholders with 60 days' prior notice of any change in this non- fundamental policy.) A company is "principally engaged" in the real estate sector if at least 50% of its total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by Urdang Securities Management, Inc. ("Urdang" or the "Sub-Advisor"), the Fund's sub-advisor. "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts, and other equity investments.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests therein. Equity REITs invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of equity REITs and mortgage REITs. In the United States, REITs generally are not taxed on income distributed to shareholders as long as they meet certain tax-related requirements. Some foreign countries have a REIT structure that is very similar to the United States, which includes tax treatment that is similar to the special tax treatment accorded to U.S. REITs. However, other countries either have a REIT structure that is significantly different from the U.S. structure (including with respect to tax treatment) or have not adopted a REIT structure in any form.

                                BNY Hamilton Global Real Estate Securities Fund

In selecting investments for the Fund's portfolio, the Sub-Advisor uses a proprietary approach to quantify investment opportunity from both a real estate and stock perspective. By combining bottom-up real estate research and the Sub-Advisor's Relative Value Model ("RVM") securities valuation process, the Sub-Advisor selects securities by seeking to provide a uniform basis for evaluating the validity of a security's trading price.

In conducting its bottom-up research, the Sub-Advisor engages in an active analysis process that includes regular and direct contact with the companies in the Fund's investable universe. These research efforts are supported with extensive sell side and independent research.

Through the use of the proprietary RVM, the Sub-Advisor seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management-related uncertainties, such as the impact on value of:

.. leverage;

.. growth rate;

.. market capitalization; and

.. property type.

The Sub-Advisor believes that the RVM process, which is based on arbitrage pricing theory, enables the Sub-Advisor to make apples to apples comparisons by establishing sophisticated sector and company financial models that the Sub-Advisor uses as yardsticks to evaluate the validity of the stock's premium or discount to net asset value--relative to its peers.

The Sub-Advisor has entered into a strategic relationship with NAI Global(TM) ("NAI") to access a proprietary research database covering commercial real estate firms and sector fundamentals worldwide. NAI is the world's largest network of independently owned commercial real estate brokerage firms. This strategic relationship provides the Sub-Advisor with exclusive access to NAI's entire global database of fundamental real estate information. The Sub-Advisor believes that access to this database, as well as to NAI's network of global real estate associates to interpret market data and provide commentary, opinions and analysis of market trends, will significantly enhance the Sub-Advisor's coverage of the global real estate markets. The Sub-Advisor expects that it will maintain direct and regular contact with NAI's network of offices across the globe and the Sub-Advisor intends to use this information in the Sub-Advisor's investment decision-making process relating to asset allocation by country, management team underwriting and individual stock selection.

The Fund may also use certain derivatives (e.g., options, futures), which are investments whose values are determined by reference to underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

In addition, the Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.


Because a fundamental policy of the Fund is to concentrate its assets in securities related to the real estate sector, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate sector and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include changes in real estate values and property taxes, over-



BNY Hamilton Global Real Estate Securities Fund building, fluctuations in rental income, changes in interest rates, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), clean-up, liability and other environmental losses and casualty or condemnation losses.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. REITs are highly dependent upon management skill, and are subject to defaults by borrowers or lessees. REITs often are not diversified and are subject to heavy cash flow dependency. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund's portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

The Sub-Advisor makes extensive use of NAI's global database of fundamental real estate information. If the relationship between the Sub-Advisor and NAI is modified or terminated, the Sub-Advisor may no longer have access to NAI's global database and resources, which could have a negative impact on the Sub-Advisor's ability to manage the Fund's investments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities, or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.


                                BNY Hamilton Global Real Estate Securities Fund

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.


BNY Hamilton Global Real Estate Securities Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.

            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees (fees paid directly from
             your investment)
            -------------------------------------------------------

            Redemption Fee on shares held 30 days or
             fewer (as a % of amount redeemed or
             exchanged)                                   2.00*

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.85
            Distribution (12b-1) fees                     None
            Other expenses/(a)/                           0.45

            Total annual operating expenses/(b)/          1.30

* The redemption fee may apply to any shares redeemed or exchanged within 30 calendar days of purchase. Shares held for more than 30 calendar days are not subject to the redemption fee. The redemption fee is paid to and retained by the Fund and is not a sales charge (load). See "Making Exchanges/Redeeming Shares--Redemption Fees."
(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 1.25% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.

                      Expenses on a $10,000 investment* ($)
                      ---------------------------------------------

                                                1 Year      3 Years
                      ---------------------------------------------
                      Institutional Shares       132          412

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


                                BNY Hamilton Global Real Estate Securities Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2006 has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual report, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                       For the Period
                                                                        December 29,
                                                                           2006*
                                                                          Through
                                                                        December 31,
Institutional Shares                                                        2006
-------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------
Net asset value at beginning of period                                     10.00
                                                                       --------------
Gain from investment operations:
  Net investment income/(a)/                                                  --
  Net realized and unrealized gain on investments                             --
                                                                       --------------
  Total gain from investment operations                                       --
Dividends:
  Dividends from net investment income                                        --
                                                                       --------------
Net asset value at end of year                                             10.00
                                                                       --------------
Total investment return based on net asset value (%)/(b)/                    N/A

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                           --/1/
Ratio of expenses (after reduction) to average net assets                     --
Ratio of expenses (before reduction) to average net assets                    --
Ratio of net investment income (after reduction) to average net assets        --
Portfolio turnover rate                                                      N/A


*  Commencement of offering of shares.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

1  Less than $1,000.


BNY Hamilton Global Real Estate Securities Fund

BNY HAMILTON

 HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income and, secondarily, capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. High yield fixed-income securities (commonly known as "junk bonds") are those securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or another nationally recognized statistical rating organization ("rating agency"), or unrated, but determined by Seix Advisors ("Seix" or the "Sub-Advisor"), the Fund's sub-advisor, to be of comparable credit quality). The Fund primarily invests in high yield fixed-income securities issued by U.S. companies.


In selecting portfolio securities for the Fund, the Sub-Advisor uses internally developed financial investment techniques to attempt to identify value and adequately control risk for the Fund.

The Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. Although the Fund may invest in securities rated as low as C (or in unrated securities determined by the Sub-Advisor to be of comparable credit quality), in deciding which bonds to buy and sell, the portfolio manager emphasizes securities that are within the core segment of the high yield market, which are securities rated in the Ba/BB and B rating categories (or are unrated but determined by the Sub-Advisor to be of comparable credit quality). The Fund generally focuses on investments in securities issued by U.S. and foreign companies that have the following characteristics:

.. companies operating in industries that have strong fundamentals;

.. companies that have good business prospects and increasing credit strength;
  and

.. companies that have stable or growing cash flows and effective management.

The Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration.

The Fund may invest up to 20% of its Assets in non-high yield securities, such as investment-grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs) (including securities neither guaranteed nor insured by the U.S. government).

The Fund's investments may include U.S. dollar denominated debt securities and securities with debt-like characteristics (e.g., convertible securities) of (i) domestic and foreign private issuers, including corporations, partnerships, trusts or similar entities, (ii) the U.S. government and its agencies, instrumentalities, and GSEs, (iii) foreign governments and their subdivisions, agencies, and GSEs, and (iv) supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development and interna-

                                                   BNY Hamilton High Yield Fund
tional banking institutions and related government agencies). The Fund will not invest more than 25% of its Assets in foreign securities and will invest in U.S. dollar denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also may invest in asset-backed securities and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages or portfolios of mortgage pass-through securities and their income streams, and are organized so that different classes of securities with different maturities and coupons are available.


In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments. The Fund also may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash and cash equivalents. Under such circumstances, it may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities.

High yield bonds or "junk bonds" in which the Fund invests are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor (as defined in "Investment Advisor") or the Sub-Advisor, and subject the Fund to higher management risk, than is generally the case


BNY Hamilton High Yield Fund
with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

The U.S. government securities in which the Fund may invest are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund may invest in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

Investments in foreign securities involve additional risks. These risks include political, social and economic risks, currency fluctuations, higher transaction costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition legal remedies for investors in foreign companies may be more limited than those available in the U.S. In addition, exchange rate volatility may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Furthermore, foreign taxes also could detract from performance.

The Fund may invest in municipal securities and, accordingly, its performance may be affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and


                                                   BNY Hamilton High Yield Fund
utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the advisors' incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Certain of the Fund's securities may be exposed to liquidity risk due to low trading volume, lack of a market maker, or legal restrictions limiting the ability of the Fund to sell particular securities or close out derivatives positions at an advantageous price and/or time. These securities include lower-quality securities or high yield securities, derivatives (in particular over- the-counter derivatives, such as swaps), foreign securities, and privately placed securities.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.


An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



BNY Hamilton High Yield Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
---------------------------------------------------------
                                           [CHART]

                  2004      2005    2006
                ------    ------  ------
                 8.08%     2.08%    6.67%

Best Quarter: Q3 '04 +4.63%  Worst Quarter: Q1 '05 -1.80%



Average annual total returns as of 12/31/06*
----------------------------------------------------------------

                                                       Since
                                                     Inception
                                              1 Year (5/1/03)/2/
----------------------------------------------------------------
Institutional Shares Return Before Taxes       6.67     6.34
Institutional Shares Return After Taxes on
 Distributions                                 4.14     3.91
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         4.27     3.98
Merrill Lynch BB-B Non-Distressed Index
 (reflects no deduction for fees, expenses
 or taxes)/1/                                 10.52     9.17

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Merrill Lynch BB-B Non-Distressed Index is an unmanaged index of BB and
    B rated corporate bonds.
/2/ The Fund commenced operations on 5/1/03. Index comparisons begin on 5/1/03.

                                                   BNY Hamilton High Yield Fund

FEES AND EXPENSES

The following table outlines the estimated fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.60
            Distribution (12b-1 fees)                     None
            Other expenses                                0.20

            Total annual operating expenses/(a)(b)/       0.80



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.89% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   82     255     444     990


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton High Yield Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004 and 2003, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                               Year Ended December 31,
                                                                       ------------------------------------
Institutional Shares                                                     2006     2005      2004     2003/1/
--------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                    9.86    10.35    10.23      10.00
                                                                       -------  -------  -------    -------
Gain from investment operations:
  Net investment income/(a)/                                              0.60     0.57     0.59       0.36
  Net realized and unrealized gain on investments                         0.03    (0.37)    0.20       0.25
                                                                       -------  -------  -------    -------
  Total gain from investment operations                                   0.63     0.20     0.79       0.61
                                                                       -------  -------  -------    -------
Dividends and distributions:
  Dividends from net investment income                                   (0.67)   (0.66)   (0.67)     (0.38)
  Distributions from capital gains                                          --    (0.03)      --/3/      --
                                                                       -------  -------  -------    -------
  Total dividends and distributions                                      (0.67)   (0.69)   (0.67)     (0.38)
                                                                       -------  -------  -------    -------
Net asset value at end of period                                          9.82     9.86    10.35      10.23
                                                                       -------  -------  -------    -------
Total investment return based on net asset value (%)/(b)/                 6.67     2.08     8.08       6.47

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                  200,905  183,206  166,587    102,701
Ratio of expenses (after reduction) to average net assets                 0.80     0.81     0.89       0.89/2/
Ratio of expenses (before reduction) to average net assets                0.80     0.81     0.96       1.22/2/
Ratio of net investment income (after reduction) to average net assets    6.17     5.70     5.75       5.69/2/
Portfolio turnover rate                                                    101       88       72         42


1Institutional Shares commenced operations on 5/1/03.
2Annualized.
3Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                                   BNY Hamilton High Yield Fund

BNY HAMILTON

 INTERMEDIATE GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies (including securities neither guaranteed nor insured by the U.S. government). The Fund allocates broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"). CMOs (which may include real estate mortgage investment conduits (REMICs)) are backed by pools of mortgages, or portfolios of mortgage pass-through securities that typically are guaranteed by U.S. government agencies, and their income streams, and are organized so that different classes of securities with different maturities and coupons are available.

Under normal circumstances, the Fund invests at least 80% of its Assets in debt obligations issued or guaranteed by the U.S. government or its agencies. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes.

In investing the Fund's assets, the portfolio manager conducts an analysis of economic trends, particularly interest rate movements and yield spreads, to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels.

The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk. In selecting other types of securities for the Fund's portfolio, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors.


Under normal market conditions, the Fund maintains a dollar-weighted average portfolio maturity between three years and ten years. The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, such fund's share price would rise by about 5%.


Duration is measured in years, like maturity, but the Advisor (as defined in "Investment Advisor") considers it to be a more accurate gauge of a bond's sensitivity to interest rate change than maturity because it takes additional significant factors, including prepayment risk, into account.

BNY Hamilton Intermediate Government Fund

Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities may vary as interest rates change.

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domes tic or foreign governments or their sub-divisions, agencies or instrumentalities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed securities. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying mortgages backing the securities. The amount of market risk associated with mortgage-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-backed securities involve risk of loss of principal if obligors of the underlying mortgages default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgages, including as a


                                      BNY Hamilton Intermediate Government Fund
result of refinancings. When mortgages are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgages. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio's securities could be difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Mortgage-Backed Securities and CMOs

The Fund invests in mortgage-backed securities, including mortgage pass-through securities and CMOs. The most basic form of mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. These securities provide a monthly or other periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential and commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Collateralized mortgage obligations (CMOs) are backed by pools of mortgage loans or portfolios of mortgage pass-through securities and their income streams. CMO issuers organize the cash flow from the underlying mortgages or securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency mortgage pass-through securities, such as those issued by the Federal National Mortgage Association (Fannie Mae or FNMA), the Government National Mortgage Association (Ginnie Mae or GNMA), and the Federal Home Loan Mortgage Corp. (Freddie Mac or FHLMC), though they may be issued by private firms.

BNY Hamilton Intermediate Government Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. For periods prior to the commencement of operations of Institutional Shares (4/1/97), performance information shown in the bar chart and the table for Institutional Shares is based on the performance of the Fund's Class A Shares (formerly Investor Shares), which are offered through a different prospectus. The prior Class A Shares performance has been adjusted to reflect the fact that the Institutional Shares do not pay a sales charges, but has not been adjusted to take into account the lower class-specific operating expenses of the Institutional Shares. Accordingly, if prior Class A Shares performance had been adjusted to reflect the lower class-specific operating expenses of the Institutional Shares, it would have been higher than what is reflected in the bar chart and the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
-----------------------------------------------------------------------------
                                    [CHART]

 1997    1998    1999    2000    2001    2002    2003    2004    2005   2006
------  ------  ------  ------  ------  ------  ------  ------  ------  -----
 7.85%   7.49%  -0.73%  11.03%  6.99%   10.39%   1.86%  3.18%    2.51%  3.58%

Best Quarter: Q3 '01 +5.21%  Worst Quarter: Q2 '04 -2.20%



              Average annual total returns (%) as of 12/31/06*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes                 3.58   4.26     5.35
              Institutional Shares Return
               After Taxes on
               Distributions                1.85   2.58     3.34
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares                  2.30   2.65     3.33
              Lehman Intermediate
               Government Index
               (reflects no deduction for
               fees, expenses or taxes)/1/  3.84   3.91     5.48


* Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------
/1 /The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.
                                      BNY Hamilton Intermediate Government Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1) fees                     None
            Other expenses                                0.28
            Acquired Fund fees and expenses/(a)/          0.02

            Total annual operating expenses/(b)/          0.80



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Funds' assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.65% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   82     255     444     990


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Intermediate Government Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                          Year Ended December 31,
                                                                -------------------------------------------
Institutional Shares                                              2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                               9.94    10.15    10.28    10.51     9.99
                                                                -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                       0.42     0.39     0.37     0.35     0.46
  Net realized and unrealized gain (loss) on investments          (0.08)   (0.14)   (0.05)   (0.16)    0.55
                                                                -------  -------  -------  -------  -------
  Total gain from investment operations                            0.34     0.25     0.32     0.19     1.01
Dividends:
  Dividends from net investment income                            (0.47)   (0.46)   (0.45)   (0.42)   (0.49)
                                                                -------  -------  -------  -------  -------
Net asset value at end of year                                     9.81     9.94    10.15    10.28    10.51
                                                                -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/          3.58     2.51     3.18     1.86    10.39

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             103,686  114,209  111,963  112,584  116,056
Ratio of expenses (after reduction) to average net assets          0.65     0.65     0.72     0.79     0.79
Ratio of expenses (before reduction) to average net assets         0.78     0.78     0.86     0.89     0.89
Ratio of net investment income (after reduction) to average net
 assets                                                            4.27     3.88     3.65     3.39     4.45
Portfolio turnover rate                                              21       29        8       87       41


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                      BNY Hamilton Intermediate Government Fund

BNY HAMILTON

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

INVESTMENT OBJECTIVE
The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. These bonds and notes are also exempt from the federal alternative minimum tax. Market conditions, however, may from time to time limit the availability of these obligations. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund typically invests in a diversified portfolio of investment-grade (i.e., rated Baa3/BBB- and above by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization, or unrated, but determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality) municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations whose interest is exempt from federal and New York State and City personal income taxes and the federal alternative minimum tax include those issued by the State of New York and certain U.S. territories and possessions, such as The Commonwealth of Puerto Rico, Guam and the Virgin Islands, and their political subdivisions, instrumentalities, agencies, and other governmental units. Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal and/or New York State and/or City personal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Before any security is added to the Fund, it is evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bond holders. Bonds are chosen based on this analysis rather than on any private insurance features.

Under normal market conditions, the Fund maintains a dollar-weighted average portfolio maturity between three years and ten years. The Fund may, however, invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its

BNY Hamilton Intermediate New York Tax-Exempt Fund

Assets in fixed-income securities, the interest on which is subject to federal income tax, the federal alternative minimum tax, and/or New York State and/or City personal income taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.


Because the Fund is considered to be non-diversified, the Fund may invest a significant percentage of its Assets in a single issuer.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable investment-grade short-term securities, such as U.S. Treasury obligations. Under such circumstances, it may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Because the Fund invests primarily in securities from a single state, it is subject to greater credit and other risks than a fund that is more broadly geographically diversified because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the Fund's securities in a similar manner. For example, New York's economy could be hurt be natural disaster or terrorist attack. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities


                             BNY Hamilton Intermediate New York Tax-Exempt Fund
to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City. New York City, along with other New York localities, receives financial aid from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. For more information, see the Statement of Additional Information under "Special Considerations Relating to Investments in New York Municipal Obligations."

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal and/or New York State and/or City personal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.


The Fund is non-diversified and may invest more than 5% of its Assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the performance of that issuer than to the municipal bond market as a whole.


In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About New York Municipal Obligations


The Fund invests in municipal obligations issued by New York State and its political subdivisions, agencies, instrumentalities and other governmental units. As of December 31, 2006, they collectively have outstanding approximately $200 billion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects.



BNY Hamilton Intermediate New York Tax-Exempt Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. For periods prior to the commencement of operations of Institutional Shares (4/1/97), performance information shown in the bar chart and the table for Institutional Shares is based on the performance of the Fund's Class A Shares (formerly Investor Shares), which are offered through a different prospectus. The prior Class A Shares performance has been adjusted to reflect the fact that the Institutional Shares do not pay a sales charges, but has not been adjusted to take into account the lower class-specific operating expenses of the Institutional Shares. Accordingly, if prior Class A Shares performance had been adjusted to reflect the lower class-specific operating expenses of the Institutional Shares, it would have been higher than what is reflected in the bar chart and the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns
(%) as of 12/31/06
-----------------------------------------
                                     [CHART]

 1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
6.39%    5.30%  -1.35%  8.66%  4.77%    8.79%  3.71%   2.35%     2.01%   3.64%


Best Quarter: Q3 '02 +3.94% Worst Quarter: Q2 '99 -1.87%



Average annual total returns (%) as of 12/31/06*
---------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes       3.64   4.09     4.39
Institutional Shares Return After Taxes on
 Distributions                                 3.64   4.05     4.35
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         3.60   4.01     4.30
Lehman 5 Year G.O. Municipal Bond Index
 (reflects no deduction for fees, expenses
 or taxes)/1/                                  3.39   4.09     4.70


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of intermediate-term general obligation municipal bonds.

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1) fees                     None
            Other expenses                                0.26

            Total annual operating expenses/(a)(b)/       0.76



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.59% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   78     243     422     942


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Intermediate New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                         Year Ended December 31,
                                                                ----------------------------------------
Institutional Shares                                              2006     2005    2004    2003    2002
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             10.74     10.89   11.00   11.02   10.55
                                                                ------    ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                      0.37      0.35    0.35    0.37    0.39
  Net realized and unrealized gain (loss) on investments          0.01     (0.14)  (0.08)   0.03    0.52
                                                                ------    ------  ------  ------  ------
  Total gain from investment operations                           0.38      0.21    0.27    0.40    0.91
Dividends and distributions:
  Dividends from net investment income                           (0.37)    (0.35)  (0.35)  (0.37)  (0.40)
  Distributions from capital gains                                  --/1/  (0.01)  (0.03)  (0.05)  (0.04)
                                                                ------    ------  ------  ------  ------
  Total dividends and distributions                              (0.37)    (0.36)  (0.38)  (0.42)  (0.44)
                                                                ------    ------  ------  ------  ------
Net asset value at end of year                                   10.75     10.74   10.89   11.00   11.02
                                                                ------    ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/         3.64      2.01    2.35    3.71    8.79

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             94,789    95,160  88,706  72,127  55,992
Ratio of expenses (after reduction) to average net assets         0.59      0.59    0.68    0.79    0.79
Ratio of expenses (before reduction) to average net assets        0.76      0.77    0.85    0.93    0.97
Ratio of net investment income (after reduction) to average net
 assets                                                           3.46      3.26    3.19    3.39    3.58
Portfolio turnover rate                                             13        16      11      10      13


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1  Less than $0.01 per share.


                             BNY Hamilton Intermediate New York Tax-Exempt Fund

BNY HAMILTON

 INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in debt obligations that are exempt from federal income tax. These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.

The Fund typically invests in a diversified portfolio of investment-grade (i.e., rated Baa3/BBB- and above by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization, or unrated, but determined by the Advisor (as defined in "Investment Advisor") to be of comparable credit quality) municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.

Before any security is added to the Fund, it is evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features.

Under normal market conditions, the Fund maintains a dollar-weighted average portfolio maturity between three years and ten years. The Fund may, however, invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.

The Fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its Assets in fixed-income securities, the interest on which is subject to federal income tax and/or the federal alternative minimum tax. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices, or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable investment-grade short-term securities, such as U.S. Treasury obligations. Under such circumstances, it may not achieve its investment objective.

BNY Hamilton Intermediate Tax-Exempt Fund

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific


                                      BNY Hamilton Intermediate Tax-Exempt Fund
securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations



The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2006, they collectively have outstanding approximately $2.4 billion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal bonds was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


BNY Hamilton Intermediate Tax-Exempt Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. The Fund commenced operations as a registered investment company on 4/1/97. Prior to that date, the Fund operated as a common trust fund of The Bank of New York with investment objectives, policies, guidelines, and restrictions materially equivalent to those of the Fund. Performance information shown in the bar chart and the table for Institutional Shares for periods prior to 4/1/97 is that of the common trust fund. This common trust fund performance information has been adjusted downward to reflect the Fund's higher annual operating expenses; however, such adjustment only reflects an approximation of the Fund's actual expenses. The common trust fund was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the common trust fund been subject to these restrictions, its performance may have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
-----------------------------------------------------------------------------
                                                  [CHART]

 1997    1998    1999    2000    2001    2002    2003    2004    2005   2006
------  ------  ------  ------  ------  ------  ------  ------  ------  -----
 6.09%   5.37%  -2.06%   9.30%   4.58%   9.24%   3.65%   2.23%   1.42%  3.44%

Best Quarter: Q2 '02 +4.06%  Worst Quarter: Q2 '99 -2.31%



Average annual total returns (%) as of 12/31/06*
---------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes       3.44   3.96     4.27
Institutional Shares Return After Taxes on
 Distributions                                 3.41   3.80     4.12
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         3.44   3.87     4.15
Lehman 5 Year G.O. Municipal Bond Index
 (reflects no deduction for fees, expenses
 or taxes)/1/                                  3.39   4.09     4.70


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.

                                      BNY Hamilton Intermediate Tax-Exempt Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1) fees                     None
            Other expenses                                0.19

            Total annual operating expenses/(a)/          0.69



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   70     221     384     859


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                          Year Ended December 31,
                                                                -------------------------------------------
Institutional Shares                                              2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                               9.86    10.10    10.28    10.45    10.02
                                                                -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                       0.33     0.32     0.32     0.34     0.38
  Net realized and unrealized gain (loss) on investments           0.01    (0.18)   (0.09)    0.04     0.53
                                                                -------  -------  -------  -------  -------
  Total gain from investment operations                            0.34     0.14     0.23     0.38     0.91
Dividends and distributions:
  Dividends from net investment income                            (0.33)   (0.32)   (0.32)   (0.35)   (0.38)
  Distributions from capital gains                                (0.02)   (0.06)   (0.09)   (0.20)   (0.10)
                                                                -------  -------  -------  -------  -------
  Total dividends and distributions                               (0.35)   (0.38)   (0.41)   (0.55)   (0.48)
                                                                -------  -------  -------  -------  -------
Net asset value at end of year                                     9.85     9.86    10.10    10.28    10.45
                                                                -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/          3.44     1.42     2.23     3.65     9.24

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             216,194  247,252  267,177  277,390  281,046
Ratio of expenses (after reduction) to average net assets          0.69     0.69     0.76     0.79     0.79
Ratio of expenses (before reduction) to average net assets         0.69     0.69     0.77     0.79     0.79
Ratio of net investment income (after reduction) to average net
 assets                                                            3.32     3.21     3.12     3.22     3.70
Portfolio turnover rate                                              26       41       31       36       34


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                      BNY Hamilton Intermediate Tax-Exempt Fund

BNY HAMILTON

 INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing the local shares of non-U.S. companies, in particular American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.


The Advisor (as defined in "Investment Advisor") will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold ADRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the Fund will invest in at least 10 different countries. As of March 31, 2007, the MSCI EAFE Index included companies with market capitalizations of approximately 186 million to 210.6 billion. The Fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities include DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments. The Fund may use futures, options and swaps for the following purposes, among others: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in U.S. cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the

BNY Hamilton International Equity Fund
main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments. In addition, fluctuations in prices of stocks traded on foreign exchanges may be more volatile than fluctuations in prices of stocks traded on U.S. exchanges. Accordingly, the value of the Fund's portfolio may fluctuate more than the value of a portfolio that consists solely of U.S. stocks.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political ,economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S.

The Fund may invest in DRs issued as part of an unsponsored program where a depositary issues the DRs without a formal agreement with the company that issues the underlying securities. Unsponsored ADRs may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored DRs.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have sponsored or unsponsored DR programs but that might otherwise be attractive investments for the Fund.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral


                                         BNY Hamilton International Equity Fund
is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., adding international funds to a shareholder's portfolio may offer investors greater diversification than if they invested in a purely domestic portfolio. International markets have been experiencing many of the same dynamics that drove U.S. stock growth in the 1990s, which may include the following:

.. corporate restructurings

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition has spurred many companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

BNY Hamilton International Equity Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
--------------------------------------------------------------------------------
                                  [CHART]

 1998    1999      2000     2001      2002       2003     2004     2005   2006
------  ------   -------   -------   -------    ------   ------   ------  -----
20.84%  43.45%   -23.99%   -25.20%   -21.07%    35.13%   15.85%   13.14%  24.68%

Best Quarter: Q4 '99 +29.58%  Worst Quarter: Q3 '02 -18.94%



Average annual total returns (%) as of 12/31/06*
------------------------------------------------------------------------

                                                               Since
                                                             Inception
                                              1 Year 5 Years (4/1/97)/2/
------------------------------------------------------------------------
Institutional Shares Return Before Taxes      24.68   11.75     6.43
Institutional Shares Return After Taxes on
 Distributions                                23.92   11.34     5.97
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares        16.04   10.02     5.43
MSCI EAFE Index (reflects no deduction for
 fees, expenses or taxes)/1/                  26.34   14.98     8.08


* Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1 /The MSCI EAFE is an unmanaged index of stocks of companies in Europe,
    Australasia and the Far East.
/2 /The Fund commenced operations on 4/1/97. Index comparisons begin on 4/1/97.

                                         BNY Hamilton International Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------

            Shareholder Fees (fees paid directly from
             your investment)
            -------------------------------------------------------
            Redemption Fee on shares held 30 days or
             fewer (as a % of amount redeemed or
             exchanged)                                   2.00*

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1) fees                     None
            Other expenses                                0.18

            Total annual operating expenses/(a)/          0.68


* The redemption fee may apply to any shares redeemed or exchanged within 30 calendar days of purchase. Shares held for more than 30 calendar days are not subject to the redemption fee. The redemption fee is paid to and retained by the Fund and is not a sales charge (load). See "Making Exchanges/Redeeming Shares--Redemption Fees."

(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various period, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   69     218     379     847


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton International Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                        Year Ended December 31,
                                                              -------------------------------------------
Institutional Shares                                            2006     2005     2004     2003     2002
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                            12.62    11.32     9.89     7.38     9.35
                                                              -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                     0.30     0.20     0.14     0.10     0.06
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                 2.81     1.29     1.42     2.49    (2.03)
                                                              -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                   3.11     1.49     1.56     2.59    (1.97)
Dividends:
  Dividends from net investment income                          (0.27)   (0.19)   (0.13)   (0.08)      --
                                                              -------  -------  -------  -------  -------
Net asset value at end of year                                  15.46    12.62    11.32     9.89     7.38
                                                              -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/       24.68    13.14    15.85    35.13   (21.07)

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                           456,316  308,769  219,404  144,908  115,773
Ratio of expenses to average net assets                          0.68     0.84     1.08     1.31     1.44
Ratio of net investment income to average net assets             2.14     1.71     1.37     1.24     0.66
Portfolio turnover rate                                            15       11       31      101      307


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                         BNY Hamilton International Equity Fund

BNY HAMILTON

 LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in large, established companies that the Advisor (as defined in "Investment Advisor") believes have proven track records and the potential for superior relative earnings growth.

The Fund's investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, fundamental research is used to identify companies that the Advisor believes offer one or more of the following characteristics, among others:

.. potential for above average earnings and revenue growth;

.. sustainable competitive advantage;

.. strong or improving financial condition; and

.. earnings power that is either unrecognized or underestimated.

The Fund's portfolio generally includes stocks of companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted-average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The

BNY Hamilton Large Cap Equity Fund

Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indice or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is


                                             BNY Hamilton Large Cap Equity Fund
important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Equity Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. For periods prior to the commencement of operations of Institutional Shares (4/1/97), performance information shown in the bar chart and the table for Institutional Shares is based on the performance of the Fund's Class A Shares (formerly Investor Shares), which are offered through a different Prospectus. The prior Class A Shares performance has been adjusted to reflect the fact that the Institutional Shares do not pay a sales charges, but has not been adjusted to take into account the lower class-specific operating expenses of the Institutional Shares. Accordingly, if prior Class A Shares performance had been adjusted to reflect the lower class-specific operating expenses of the Institutional Shares, it would have been higher than what is reflected in the bar chart and the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
------------------------------------------------------------------------------
                                            [CHART]

 1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
------  ------  ------  ------  ------  ------  ------  ------  ------  -----
26.09%  13.18%  14.51%  6.56%   -14.82% -18.05% 22.17%  9.35%   6.42%   16.43%

Best Quarter: Q4 '99 +13.74%  Worst Quarter: Q3 '02 -12.87%




Average annual total returns (%) as of 12/31/06*
---------------------------------------------------------------------

                                              1 Year 5 Years 10 years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes      16.43   6.29     7.24
Institutional Shares Return After Taxes on
 Distributions                                14.86   5.26     5.43
Institutional Shares Return After Taxes on
 Distributions and Sales of Fund Shares       12.02   4.93     5.42
S&P 500(R) Index (reflects no deduction for
 fees, expenses or taxes)/1/                  15.79   6.19     8.41


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

                                             BNY Hamilton Large Cap Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.60
            Distribution (12b-1) fees                     None
            Other expenses                                0.18

            Total annual operating expenses/(a)/          0.78



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   80     249     433     966


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Large Cap Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                    Year Ended December 31,
                                                          -------------------------------------------
Institutional Shares                                        2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        13.38    13.26    12.37    10.34    12.94
                                                          -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income)/(a)/                                0.13     0.13     0.28     0.26     0.28
  Net realized and unrealized gain (loss) on investments     2.05     0.72     0.86     2.00    (2.59)
                                                          -------  -------  -------  -------  -------
  Total gain (loss) from investment operations               2.18     0.85     1.14     2.26    (2.31)
Dividends and distributions:
  Dividends from net investment income                      (0.12)   (0.18)   (0.25)   (0.23)   (0.26)
  Distributions from capital gains                          (0.98)   (0.55)      --       --    (0.03)
                                                          -------  -------  -------  -------  -------
  Total dividends and distributions                         (1.10)   (0.73)   (0.25)   (0.23)   (0.29)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                              14.46    13.38    13.26    12.37    10.34
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/   16.43     6.42     9.35    22.17   (18.05)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       385,132  360,168  343,346  347,684  330,652
Ratio of expenses to average net assets                      0.78     0.79     0.85     0.91     0.89
Ratio of net investment income to average net assets         0.93     0.99     2.24     2.36     2.43
Portfolio turnover rate                                        53       52       40       24       29


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                             BNY Hamilton Large Cap Equity Fund

BNY HAMILTON

 LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

Individual stock selection, rather than industry allocation, is the Advisor's (as defined in "Investment Advisor") primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that the Advisor believes offer one or more of the following characteristics, among others:

.. potential for above-average, accelerating earnings or revenue growth;

.. favorable market positions;

.. improving operating efficiencies; and

.. increasing earnings per share (EPS).

The Fund's portfolio generally includes large-capitalization stocks of 40 to 80 companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in large-capitalization stocks. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

Since the emphasis of the Fund is on growth stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that

BNY Hamilton Large Cap Growth Fund
the Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice or specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is


                                             BNY Hamilton Large Cap Growth Fund
important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless cover many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Growth Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a two broad-based securities indexes. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. The Fund commenced operations as a registered investment company on 4/1/97. Prior to that date, the Fund operated as a common trust fund of The Bank of New York with investment objectives, policies, guidelines, and restrictions materially equivalent to those of the Fund. Performance information shown in the bar chart and the table for Institutional Shares for periods prior to 4/1/97 is that of the common trust fund. This common trust fund performance information has been adjusted downward to reflect the Fund's higher annual operating expenses; however, such adjustment only reflects an approximation of the Fund's actual expenses. The common trust fund was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the common trust fund been subject to these restrictions, its performance may have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
------------------------------------------------------------------------------
                               [CHART]

 1997    1998    1999    2000    2001     2002    2003    2004    2005   2006
------  ------  ------  ------  -------  ------  ------  ------  ------  ----
 31.21%  23.69%  37.13%  -1.99% -24.49%  -23.26% 22.99%  3.63%   0.07%   6.29%

Best Quarter: Q4 '99 +24.40%  Worst Quarter: Q1 '01 -19.83%



Average annual total returns (%) as of 12/31/06
---------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes       6.29    0.79    5.53
Institutional Shares Return After Taxes on
 Distributions                                 5.02   -0.33    3.87
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         5.00    0.44    4.34
Russell 1000(R) Growth Index (reflects no
 deduction for fees, expenses or taxes)/1/     9.08    2.69    5.45


* Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------

/1 /The Russell 1000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 1000(R) Index with a greater than average growth orientation.


                                             BNY Hamilton Large Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.60
            Distribution (12b-1) fees                     None
            Other expenses                                0.24

            Total annual operating expenses/(a)/          0.84



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   86     268     466     1037


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                    Year Ended December 31,
                                                          -------------------------------------------
Institutional Shares                                        2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         7.73     9.60     9.50     7.78    10.21
                                                          -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                 0.02     0.02     0.09     0.07     0.06
  Net realized and unrealized gain (loss) on investments     0.45    (0.02)    0.25     1.71    (2.43)
                                                          -------  -------  -------  -------  -------
  Total gain (loss) from investment operations               0.47     0.00     0.34     1.78    (2.37)
Dividends and distributions:
  Dividends from net investment income                      (0.03)   (0.02)   (0.09)   (0.06)   (0.06)
  Distributions from capital gains                          (0.45)   (1.85)   (0.15)      --       --
                                                          -------  -------  -------  -------  -------
  Total dividends and distributions                         (0.48)   (1.87)   (0.24)   (0.06)   (0.06)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                               7.72     7.73     9.60     9.50     7.78
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/    6.29     0.07     3.63    22.99   (23.26)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       143,479  205,786  336,716  348,188  287,666
Ratio of expenses to average net assets                      0.84     0.82     0.85     0.90     0.90
Ratio of net investment income to average net assets         0.30     0.19     0.91     0.77     0.70
Portfolio turnover rate                                        51      101       90       20       18


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                             BNY Hamilton Large Cap Growth Fund

BNY HAMILTON

 LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

Estabrook Capital Management, LLC's ("Estabrook" or the "Sub-Advisor") strategy is to use a top-down value-oriented approach to choosing stocks. The Sub-Advisor identifies large capitalization stocks that it believes are undervalued in terms of price or other financial measurements with above-average growth potential. The top-down approach looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Sub-Advisor uses when analyzing individual issuers include:

.. relative earnings growth;

.. profitability trends;

.. price-to-earnings and price-to-book ratios;

.. issuers' financial strength;

.. valuation analysis and strength of management; and

.. risk-adjusted growth combined with dividend yield.

The Sub-Advisor uses this selection analysis to identify those issuers that it believes exhibit one or more of the following criteria: below-average valuation multiples; improving financial strength; and a catalyst which will allow the stock to reach what the Sub-Advisor believes to be the stock's intrinsic value, generally within a year.

Catalysts considered by the Sub-Advisor in selecting securities include, among others:

.. product introductions;

.. cost-cutting initiatives;

.. cyclical surges in profits;

.. changes in management; and

.. management teams committed to their shareholders' interests.


The Fund's portfolio generally includes stocks of companies with market capitalizations of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted-average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash

BNY Hamilton Large Cap Value Fund
equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.


Since the emphasis of the Fund is on value stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.


As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

If issuers of stocks in the Fund's portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying

                                              BNY Hamilton Large Cap Value Fund
securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalization over $5 billion, are a relatively select group that nonetheless cover many industries and geographic regions within the U.S. and abroad. These companies are typically well-established businesses with broad product lines and customers in many markets. Their potential diversification and cash reserves, among other factors, may enable them to weather economic downturns better than companies with smaller market capitalizations. Stocks of many larger capitalization companies also may pay dividends on such stocks, which can cushion the effects of market volatility, since their stocks may generate steady income even while their price may be depressed.


BNY Hamilton Large Cap Value Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
------------------------------------------------------------
                                  [CHART]

        2001     2002    2003    2004    2005    2006
      ------   ------  ------  ------  ------  ------
      -6.87%  -11.31%  28.72%   9.21%  8.74%   15.84%

Best Quarter: Q4 '01 +14.11%   Worst Quarter: Q3 '01 -16.54%



Average annual total returns (%) as of 12/31/06*
-------------------------------------------------------------------------

                                                                Since
                                                              Inception
                                              1 Year 5 Years (4/28/00)/2/
-------------------------------------------------------------------------
Institutional Shares Return Before Taxes      15.84   9.45      5.57
Institutional Shares Return After Taxes on
 Distributions                                13.55   8.53      4.76
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares        11.61   7.80      4.43
S&P 500(R) Index (reflects no deduction for
 fees, expenses or taxes)/1/                  15.79   6.19      1.30


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
/2/ The Fund commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

                                              BNY Hamilton Large Cap Value Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.60
            Distribution (12b-1) fees                     None
            Other expenses                                0.18

            Total annual operating expenses/(a)(b)/       0.78



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.80% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   80     249     433     966


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Large Cap Value Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                          Year Ended December 31,
                                                                ------------------------------------------
Institutional Shares                                              2006     2005     2004     2003    2002
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                              11.19    10.76    10.01     7.86    8.94
                                                                -------  -------  -------  -------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                       0.21     0.18     0.18     0.11    0.08
  Net realized and unrealized gain (loss) on investments           1.54     0.76     0.73     2.14   (1.09)
                                                                -------  -------  -------  -------  ------
  Total gain (loss) from investment operations                     1.75     0.94     0.91     2.25   (1.01)
Dividends and distributions:
  Dividends from investment income                                (0.21)   (0.17)   (0.16)   (0.10)  (0.07)
  Distributions from capital gains                                (0.92)   (0.34)      --       --      --
                                                                -------  -------  -------  -------  ------
Total dividends and distributions                                 (1.13)   (0.51)   (0.16)   (0.10)  (0.07)
                                                                -------  -------  -------  -------  ------
Net asset value at end of year                                    11.81    11.19    10.76    10.01    7.86
                                                                -------  -------  -------  -------  ------
Total investment return based on net asset value (%)/(b)/         15.84     8.74     9.21    28.72  (11.31)

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             361,395  310,927  236,631  129,318  48,272
Ratio of expenses (after reduction) to average net assets          0.78     0.80     0.80     0.80    0.80
Ratio of expenses (before reduction) to average net assets         0.78     0.81     0.91     1.10    1.30
Ratio of net investment income (after reduction) to average net
 assets                                                            1.76     1.59     1.73     1.22    0.96
Portfolio turnover rate                                              59       43       37       12      10


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                              BNY Hamilton Large Cap Value Fund

BNY HAMILTON

 MULTI-CAP EQUITY FUND

Institutional Shares of this Fund are not open to investment at the present time. This Prospectus will be revised or supplemented at such time as the Institutional Shares are offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues flexible long-term investment policies in an attempt to emphasize companies with strong balance sheets and growth potential, i.e., companies Gannett Welsh & Kotler, LLC ("GW&K" or the "Sub-Advisor"), the Fund's sub-advisor, believes are in industries or markets that are expanding or have business lines that demonstrate potential for growth in sales and earnings or cash flow. The Sub-Advisor selects companies that it expects to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.


The Sub-Advisor uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies that the Sub-Advisor believes are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund may also purchase securities that the Sub-Advisor believes are undervalued or attractively valued. The Sub-Advisor assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Russell 3000(R) Index.

In addition to seeking capital appreciation, the Fund seeks to achieve current income by investing in securities with a history of paying dividends. The Fund may also buy securities that do not have a history of paying dividends but are believed to offer prospects for capital growth or future income, based upon the Sub-Advisor's analysis of overall market conditions and the individual companies' potential for growth or payment of dividends.

The Sub-Advisor intends to assemble a portfolio of securities diversified as to companies and industries. The Sub-Advisor expects that each economic sector within the Russell 3000(R) Index will be represented in the Fund's portfolio. The Sub-Advisor may consider increasing or reducing the Fund's investment in a particular industry in view of the Fund's goal of achieving industry diversification.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

BNY Hamilton Multi-Cap Equity Fund

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.



Various factors may lead the Sub-Advisor to consider selling a particular security, such as a significant change in the relevant company's senior management or its products, a deterioration in its fundamental characteristics, or if the Sub-Advisor believes the security has become overvalued.


The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.


MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

The Fund may invest in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Since the emphasis of the Fund is on growth stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Sub-Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

While the emphasis of the Fund is on growth stocks, many Fund holdings represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

If issuers of stocks in the Fund's portfolio reduce or eliminate their dividend payments, the Fund will generate less income.


                                             BNY Hamilton Multi-Cap Equity Fund

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Multi-Cap Equity Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of three broad-based securities indexes. Because the Institutional Shares of the Fund have not yet commenced operations [as of the date of this Prospectus,] performance figures provided in the bar chart and table below are based on the performance of the Fund's Class A Shares (formerly Investor Shares), which are offered through a different prospectus. The bar chart shows performance of the Fund's Class A Shares, but the returns do not reflect any deduction for the front-end sales load that is assessed on Class A Shares of the Fund. If the load were reflected, the performance figures would be lower than those shown. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Unlike the bar chart, performance for Class A Shares in the table reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. Institutional Shares of the Fund are invested in the same portfolio of securities as Class A Shares and would have substantially similar annual returns as those set forth in the bar chart and table. Performance of Institutional Shares, however, will differ from the performance of Class A Shares due to differences in expenses between those classes.

The Fund is the successor to the GW&K Equity Fund, which was a series of the registered investment company, the Gannet Welsh & Kotler Funds, that had an investment objective and policies, guidelines, and restrictions substantially similar to those of the Fund. The Fund commenced operations on 10/7/02 in connection with the consummation of the reorganization of the GW&K Equity Fund into the Fund. Performance information shown in the bar chart and table for Class A Shares for periods prior to 10/7/02 is based on the performance of the GW&K Equity Fund and reflects the GW&K Equity Fund's total net annual operating expenses, which, due to similar investment adviser expense limitation arrangements in place for the GW&K Equity Fund and the Fund, have historically been the same as those of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/06
-------------------------------------------------------------------------------
                                            [CHART]

 1997    1998    1999    2000    2001    2002     2003    2004    2005    2006
------  ------  ------  ------  ------- -------  ------  ------  ------  -----
 25.51%  17.68%  31.29%  12.83% -19.62% -27.55%  31.50%   11.72%  7.59%  11.76%

Best Quarter: Q4 '99 +24.53%  Worst Quarter: Q3 '02 -21.54%



                                             BNY Hamilton Multi-Cap Equity Fund

            Average annual total returns (%) as of 12/31/06*
            -------------------------------------------------------
                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Class A Shares Return Before
             Taxes                          11.76   5.06     8.45
            Class A Shares Return After
             Taxes on Distributions         11.52   4.90     7.78
            Class A Shares Return After
             Taxes on Distributions and
             Sale of Fund Shares             7.66   4.26     7.19
            Russell 3000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/1/          15.74   7.17     8.64


* Assumptions: All dividends and distributions are reinvested.

FEES AND EXPENSES
The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.75
            Distribution (12b-1 fees)                     None
            Other expenses                                0.26

            Total annual operating expenses/(a)(b)/       1.01



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 1.00% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  102     318     552     1225


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.

FINANCIAL HIGHLIGHTS

Because Institutional Shares of the Fund had not yet commenced operations as of the fiscal year ended December 31, 2006, there are no financial highlights for the Institutional Shares of the Fund.


--------------------------------------------------------------------------------

/1/ The Russell 3000(R) Index is an unmanaged index which represents the 3,000 largest U.S. companies.


BNY Hamilton Multi-Cap Equity Fund

BNY HAMILTON

 MUNICIPAL ENHANCED YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income that is exempt from federal income tax. Capital appreciation is also an objective, but is secondary to income. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. "Assets" means net assets plus the amount of borrowings for investment purposes. Up to 50% of the Fund's Assets may be invested in securities that are subject to the federal alternative minimum tax.



The Fund typically invests in a diversified portfolio of municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be subject to the investment limits described elsewhere in this section for obligations subject to federal income tax (20% of the Fund's Assets) and obligations subject to the federal alternative minimum tax (50% of the Fund's Assets).

The Fund may invest up to 35% of its Assets in unrated securities. The Fund may invest up to 50% of its assets in unrated securities and high yield securities. High yield securities (commonly known as "junk bonds") are those securities that are rated below investment grade (i.e., rated below Baa3/BBB- by Moody's Investors Service Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization, or unrated but determined by Gannett Welsh & Kotler, LLC ("GW&K" or the "Sub-Advisor") to be of comparable credit quality). However, the Sub-Advisor normally expects that the average credit rating of the Fund's portfolio will be Baa/BBB.


The Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The Fund's average weighted portfolio maturity and duration will vary from time to time depending on the Sub-Advisor's views on the direction of interest rates.

The Sub-Advisor uses a research-driven process based on knowledge of creditworthiness and market availability in selecting bonds. Although the Fund seeks to be diversified by geography and sector, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions. In particular, presently, a

                                     BNY Hamilton Municipal Enhanced Yield Fund
significant portion of the Baa/BBB municipal security universe is composed of hospital bonds. Accordingly, hospital bonds currently comprise a significant portion of the Fund's portfolio.

The Fund normally expects to be fully invested in securities, the interest on which is exempt from federal income tax, but may invest up to 20% of its Assets in fixed-income securities, the interest on which is subject to federal income tax.

Within limits, the Fund also may use certain derivatives (e.g., futures, options), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable securities, such as money market instruments and debt securities issued or guaranteed by the U.S. government or its agencies. Under such circumstances, it may not achieve its investment objective.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change. In addition, the yield on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. Accordingly, this risk is magnified for lower-quality debt securities. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market.

To the extent the Fund invests a significant portion of its assets in a particular sector or state or region, it may be particularly vulnerable to economic, political and other events affecting that sector, state, or region. In particular, because a significant portion of the Fund's portfolio currently consists of hospital bonds, the Fund is subject to certain unique risks of the hospital sector. The hospital sector is subject to extensive government regulation, and can be significantly affected by government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and an increased emphasis on outpatient services. In addition, changes in the financial condition of an

BNY Hamilton Municipal Enhanced Yield Fund individual municipal issuer can affect the overall municipal market.


High yield bonds or "junk bonds" in which the Fund may invest are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment by the Advisor or Sub-Advisor and subject the Fund to higher management risk than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.


Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price and/or time that is advantageous to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations



The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2006, they collectively have outstanding approximately $2.4 billion worth of bonds for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal bonds was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


                                     BNY Hamilton Municipal Enhanced Yield Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
----------------------------------------------------------
                                    [CHART]

   2006
  ------
   7.37

Best Quarter: Q3 '06 +4.60%   Worst Quarter: Q2 '06 -0.39%



Average annual total returns (%) as of
12/31/06*
------------------------------------------------------------------

                                                        Since
                                                      Inception
                                              1 Year (12/30/05)/2/
------------------------------------------------------------------
Institutional Shares Return Before Taxes       7.37      7.35
Institutional Shares Return After Taxes on
 Distributions                                 5.93      5.91
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         4.75      5.40
Lehman Brothers U.S. Municipal Index
 (reflects no deduction for fees, expenses
 or taxes)/1/                                  4.84      4.84


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers U.S. Municipal Index is an unmanaged index of U.S.
    municipal fixed income securities.

/2/ The Fund commenced operations on 12/30/05. Index comparisons begin on 12/30/05.


BNY Hamilton Municipal Enhanced Yield Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------

            Shareholder Fees (fees paid directly from
             your investment)                             None
            -------------------------------------------------------

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.50
            Distribution (12b-1 fees)                     None
            Other expenses                                1.84
            Acquired Fund fees and expenses/(a)/          0.02

            Total annual operating expenses/(b)/          2.36



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Funds' assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)The Advisor (as defined in "Investment Advisor") has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.79% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  239     736    1260     2696


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


                                     BNY Hamilton Municipal Enhanced Yield Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statement, is included in the annual report, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                                    For the Period
                                                                                     December 30,
                                                                                        2005*
                                                                        Year Ended     Through
                                                                       December 31,  December 31,
                                                                           2006          2005
Institutional Shares                                                   ------------ --------------
------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                    10.00         10.00
                                                                       ------------ --------------
Gain from investment operations:
  Net investment income/(a)/                                               0.38            --
  Net realized and unrealized gain on investments                          0.33            --
                                                                       ------------ --------------
  Total gain from investment operations                                    0.71            --
Dividends:
  Dividends from net investment income                                    (0.38)           --
                                                                       ------------ --------------
Net asset value at end of year                                            10.33         10.00
                                                                       ------------ --------------
Total investment return based on net asset value (%)/(b)/                  7.37            --

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                       7,357            --/(1)/
Ratio of expenses (after reduction) to average net assets                  0.79**          --
Ratio of expenses (before reduction) to average net assets                 2.34**          --
Ratio of net investment income (after reduction) to average net assets     3.96**          --
Portfolio turnover rate                                                      68            --


*  Commencement of offering of shares.

** Annualized.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(1)Less than $1,000.


BNY Hamilton Municipal Enhanced Yield Fund

BNY HAMILTON

 S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's 500(R) Composite Stock Index (the "S&P 500(R)"). This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500(R). The Fund invests substantially all of its Assets (as defined below) in stocks that comprise the S&P 500(R). As of March 31, 2007, the S&P 500(R) included companies with market capitalizations of approximately 1.489 billion to 429.6 billion. The Advisor (as defined in "Investment Advisor") uses a full replication approach, in which all stocks in the S&P 500(R) generally are held by the Fund in proportion to their index weights. In any event, the Fund will invest at least 80% of its Assets in the stocks comprising the index. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Although the Fund tries to track the performance of the S&P 500(R), its performance cannot exactly match the index because the Fund incurs operating expenses. The S&P 500(R) is an unmanaged group of common stocks, and therefore does not have these expenses.


The S&P 500(R) is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition. The S&P 500(R) is not affiliated with the Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the index.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

As a group, large-capitalization stocks could fall out of favor with the market, particularly in comparison with smaller capitalization stocks.

                                                BNY Hamilton S&P 500 Index Fund

The Fund may invest to a limited extent in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.


To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use temporary defensive strategies or reduce the effects of any long-term periods of poor performance. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or the S&P 500(R) and/or could lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton S&P 500 Index Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



Institutional Shares annual total returns
(%) as of 12/31/06
-----------------------------------------------------------
                                            [CHART]

        2001    2002    2003    2004    2005    2006
       ------  ------  ------  ------  ------  -----
      -12.44% -22.43%  28.17%  10.46%  4.57%  15.45%

Best Quarter: Q2 '03 +15.30%  Worst Quarter: Q3 '02 -17.35%



             Average annual total returns (%) as of 12/31/06*
             ------------------------------------------------------

                                                          Since
                                                        Inception
                                        1 Year 5 Years (4/28/00)/2/
             ------------------------------------------------------
             Institutional Shares
              Return Before Taxes       15.45   5.80      0.87
             Institutional Shares
              Return After Taxes on
              Distributions             14.28   4.97      0.16
             Institutional Shares
              Return After Taxes on
              Distributions and Sale
              of Fund Shares            10.56   4.64      0.41
             S&P 500(R) Index (reflects
              no deduction for fees,
              expenses or taxes)/1/     15.79   6.19      1.30


*Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
/1/ The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
/2/ The Fund commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

                                                BNY Hamilton S&P 500 Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out-of-pocket expenses upon purchasing or redeeming shares of the Fund.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.20
            Distribution (12b-1) fees                     None
            Other expenses                                0.26

            Total annual operating expenses/(a)(b)/       0.46



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.35% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 Investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   47     148     258     579


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton S&P 500 Index Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                         Year Ended December 31,
                                                                -----------------------------------------
Institutional Shares                                              2006     2005     2004    2003    2002
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                               7.97     8.25     7.59    6.00    7.83
                                                                -------  -------  -------  ------  ------
Gain (loss) from investment operations:
  Net investment income/(a)/                                       0.14     0.13     0.13    0.10    0.09
  Net realized and unrealized gain (loss) on investments           1.07     0.25     0.66    1.58   (1.84)
                                                                -------  -------  -------  ------  ------
  Total gain (loss) from investment operations                     1.21     0.38     0.79    1.68   (1.75)
Dividends and distributions:
  Dividends from net investment income                            (0.13)   (0.12)   (0.13)  (0.09)  (0.08)
  Distributions from capital gains                                (0.24)   (0.54)      --      --      --
                                                                -------  -------  -------  ------  ------
  Total dividends and distributions                               (0.37)   (0.66)   (0.13)  (0.09)  (0.08)
                                                                -------  -------  -------  ------  ------
Net asset value at end of year                                     8.81     7.97     8.25    7.59    6.00
                                                                -------  -------  -------  ------  ------
Total investment return based on net asset value (%)/(b)/         15.45     4.57    10.46   28.17  (22.43)

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             141,179  131,541  119,104  92,237  57,266
Ratio of expenses (after reduction) to average net assets          0.35     0.35     0.35    0.35    0.35
Ratio of expenses (before reduction) to average net assets         0.46     0.50     0.65    0.82    0.96
Ratio of net investment income (after reduction) to average net
 assets                                                            1.64     1.54     1.70    1.44    1.34
Portfolio turnover rate                                              11       49       17      40      32


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                BNY Hamilton S&P 500 Index Fund

BNY HAMILTON

 SMALL CAP CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small companies. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


Individual security selection is the primary investment focus of Gannett Welsh & Kotler LLC ("GW&K" or the "Sub-Advisor"), the Fund's sub-advisor, rather than industry allocation. The Sub-Advisor considers a small company to be a company that has a market capitalization at the time of purchase within the market capitalization range of the Russell 2000(R) Index immediately following the Index's most recent rebalancing. As of its most recent rebalancing, March 31, 2007, the Russell 2000(R) Index included companies with market capitalizations of approximately 45.8 million to 3.758 billion. The Fund invests in a blend of growth and value stocks using both quantitative and fundamental research. Quantitative research is used in an attempt to identify companies selling at the lower end of their historic valuation range, companies with positive earnings and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy. Fundamental research is used in an attempt to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans.


The Sub-Advisor seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed the upper or lower range used by the Russell 2000(R) Index. The Fund's investment allocations to value and growth stocks may vary over time.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limitation in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund may also use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

Under normal circumstances, the Fund invests at least 80% of its Assets in small-capitalization stocks. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy). "Assets" means net assets plus the amount of borrowing for investment purposes.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of

BNY Hamilton Small Cap Core Equity Fund
investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

Moreover, growth and value stocks may perform differently than the market as a whole and differently from each other. The Fund invests in both growth and value stocks. Growth investing attempts to identify companies that the Sub-Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The Fund invests in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

                                        BNY Hamilton Small Cap Core Equity Fund

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.


There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Investing in Small-Cap Companies

Small companies tend to grow or fade quickly by their nature. Their market valuations often are based more on market sentiment than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices historically have been more volatile than those of larger capitalization stocks.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They potentially can grow to dominate such markets rapidly, but also may be threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

BNY Hamilton Small Cap Core Equity Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
----------------------------------------------------------
                                    [CHART]

  2006
 ------
  11.01
Best Quarter: Q1 '06 +11.93%  Worst Quarter: Q2 '06 -5.77%




Average annual total returns (%) as of
12/31/06*
----------------------------------------------------------------

                                                       Since
                                                     Inception
                                              1 Year (3/2/05)/2/
----------------------------------------------------------------
Institutional Shares Return Before Taxes      11.01    12.35
Institutional Shares Return After Taxes on
 Distributions                                10.79    12.22
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         7.30    10.53
Russell 2000(R) Index (reflects no deduction
 for fees, expenses or taxes)/1/              18.35    13.89


*Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
/1/ The Russell 2000(R) Index is an unmanaged index of small U.S. companies.

/2/ The Fund commenced operations on 3/2/05. Index comparisons begin on 3/2/05.


                                        BNY Hamilton Small Cap Core Equity Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.75
            Distribution (12b-1 fees)                     None
            Other expenses                                0.25
            Acquired Fund fees and expenses/(a)/          0.10

            Total annual operating expenses/(b)/          1.10



(a)"Acquired Fund fees and expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Funds' assets. These expenses are based on the total expense ratio of the Acquired Funds for each Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 1.00% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  112     350     606     1340


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Small Cap Core Equity Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statement, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                                    For the period
                                                                                    March 2, 2005*
                                                                        Year Ended     Through
                                                                       December 31,  December 31,
Institutional Shares                                                       2006          2005
--------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                     11.15         10.00
                                                                       ------------ --------------
Gain from investment operations:
  Net investment income/(a)/                                                0.04          0.01
  Net realized and unrealized gain on investments                           1.19          1.15
                                                                       ------------ --------------
  Total gain from investment operations                                     1.23          1.16
Dividends and distributions:
  Dividends from net investment income                                     (0.04)        (0.01)
  Distributions from capital gains                                         (0.08)           --
                                                                       ------------ --------------
  Total dividends and distributions                                        (0.12)        (0.01)
                                                                       ------------ --------------
Net asset value at end of year                                             12.26         11.15
                                                                       ------------ --------------
Total investment return based on net asset value (%)/(b)/                  11.01         11.55

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                      193,983       108,758
Ratio of expenses (after reduction) to average net assets                   1.00          1.00**
Ratio of expenses (before reduction) to average net assets                  1.00          1.21**
Ratio of net investment income (after reduction) to average net assets      0.32          0.11**
Portfolio turnover rate                                                       26            12


*  Commencement of offering of shares.

** Annualized.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                        BNY Hamilton Small Cap Core Equity Fund

BNY HAMILTON

 SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES


Individual security selection is the Advisor's (as defined in "Investment Advisor") primary investment focus, rather than industry allocation. The Advisor considers small-capitalization companies to be those whose market capitalizations are between $100 million and $2 billion, and companies that are represented in the Russell 2000(R) Index (without regard to their market capitalization). Within the universe of small-capitalization companies, the Fund targets those that the Advisor believes have had above-average earnings growth and that have exceeded market expectations. As of March 31, 2007, the Russell 2000(R) Index included companies with market capitalizations of approximately 45.8 million to 3.758 billion. The Fund emphasizes companies in this group that the Advisor believes are strong in niche markets, and thus exert more control over the pricing and supply in their markets. The Advisor seeks companies that it believes will achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that the Advisor believes may suggest growth include, among others:


.. expanded operations;

.. new products or technologies;

.. new distribution channels;

.. generally favorable industry conditions; and

.. revitalized company management.

The Advisor seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. Subject to the Fund's limitations on investing in securities other than small-capitalization stocks, the Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.

Under normal circumstances, the Fund invests at least 80% of its Assets in small-capitalization stocks. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash, or letters of credit.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the

BNY Hamilton Small Cap Growth Fund
main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Fund's investments.

Since the emphasis of the Fund is on growth stocks, the Fund's performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Growth investing attempts to identify companies that the Advisor believes will experience relatively rapid earnings growth. The prices of growth stocks may be more sensitive to changes in current or expected earnings and market fluctuations than the prices of other stocks because of their heavy dependence on future earnings expectations. Growth stocks also may trade at higher multiples of current earnings compared to value or other stocks.

The Fund invests in smaller company stocks. Investing in smaller company stocks generally involves greater risks than investing in the stocks of large companies. Smaller companies may have less experienced management, unproven track records and limited product lines or financial resources. These factors may cause them to be more susceptible to setbacks or economic downturns. In addition, smaller companies tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in smaller company stocks, subjecting them to greater price fluctuations than larger companies. The Fund could lose money if it cannot sell a security at a time and price that would be most beneficial to the Fund.

Investments in foreign securities involve additional risks. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets may be less stable, smaller, less liquid and less regulated than U.S. markets. In addition, transaction expenses are generally higher on foreign exchanges than on U.S. exchanges, which could affect performance. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. Furthermore, foreign taxes also could detract from performance. Companies based in foreign countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies. Political, economic and social instability may adversely affect the value of the Fund's foreign investments. In addition, legal remedies for investors in foreign companies may be more limited than those available in the U.S. These risks are magnified in emerging markets, the economies of which tend to be more volatile than the economies of developed countries.

Investments in derivatives may be a surrogate to the performance of their related underlying securities, indices or rates. However, because derivatives may not perfectly represent the value of the related underlying securities or other reference, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

                                             BNY Hamilton Small Cap Growth Fund

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers and/or lose money. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations often are based more on market sentiment than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices historically have been more volatile than those of larger capitalization stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow potentially to dominate such markets rapidly, but also may be threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

 BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a two broad-based securities indexes. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. The Fund commenced operations as a registered investment company on 4/1/97. Prior to that date, the Fund operated as a common trust fund of The Bank of New York with investment objectives, policies, guidelines, and restrictions materially equivalent to those of the Fund. Performance information shown in the bar chart and the table for Institutional Shares for periods prior to 4/1/97 is that of the common trust fund. This common trust fund performance information has been adjusted downward to reflect the Fund's higher annual operating expenses; however, such adjustment only reflects an approximation of the Fund's actual expenses. The common trust fund was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the common trust fund been subject to these restrictions, its performance may have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
----------------------------------------------------------------------------
                                        [CHART]

1997   1998    1999    2000    2001    2002     2003    2004    2005    2006
-----  -----  ------  ------  ------  -------  ------  ------  ------  -----
9.39%  7.89%  97.22%  -1.41%  -11.69% -22.12%  37.73%  5.59%  -2.62%   8.53%

Best Quarter: Q4 '99 +54.82%  Worst Quarter: Q3 '01 -20.79%



Average annual total returns (%) as of 12/31/06*
---------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Institutional Shares Return Before Taxes       8.53   3.66     9.27
Institutional Shares Return After Taxes on
 Distributions                                 6.79   2.86     7.72
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         7.79   3.07     7.61
Russell 2000(R) Growth Index (reflects no
 deduction for fees, expenses or taxes)/1/    13.35   6.92     4.87


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

/1 /The Russell 2000(R) Growth Index is an unmanaged index which consists of those securities found in the Russell 2000(R) Index with a greater than average growth orientation.


                                            BNY Hamilton Small Cap Growth Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.75
            Distribution (12b-1) fees                     None
            Other expenses                                0.20

            Total annual operating expenses/(a)/          0.95



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   97     303     525     1166


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.



 BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                    Year Ended December 31,
                                                          ------------------------------------------
Institutional Shares                                      2006      2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        14.79   15.54    15.63    11.89    15.53
                                                          ------- -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment loss/(a)/                                 (0.10)   (0.10)   (0.10)   (0.07)   (0.08)
  Net realized and unrealized gain (loss) on investments     1.32   (0.30)    0.93     4.53    (3.36)
                                                          ------- -------  -------  -------  -------
  Total gain (loss) from investment operations               1.22   (0.40)    0.83     4.46    (3.44)
Distributions:
  Distributions from capital gains                         (1.65)   (0.35)   (0.92)   (0.72)   (0.20)
                                                          ------- -------  -------  -------  -------
Net asset value at end of year                              14.36   14.79    15.54    15.63    11.89
                                                          ------- -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/    8.53   (2.62)    5.59    37.73   (22.12)

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       133,040 555,298  731,151  456,239  283,668
Ratio of expenses to average net assets                      0.95    0.91     0.98     1.06     1.06
Ratio of net investment loss to average net assets         (0.65)   (0.65)   (0.63)   (0.55)   (0.58)
Portfolio turnover rate                                       127      77       67       42       31


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                            BNY Hamilton Small Cap Growth Fund

BNY HAMILTON

 U.S. BOND MARKET INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index"). This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by employing a passive management strategy designed to track the performance of the Lehman Bond Index as closely as possible. Through the use of portfolio sampling, the Fund is substantially invested in bonds that comprise the Lehman Bond Index and invests at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Although the Fund tries to track the performance of the Lehman Bond Index, its performance cannot exactly match the index because the Fund incurs operating expenses. The Lehman Bond Index is an unmanaged index of bonds, and therefore does not have these expenses.


The Lehman Bond Index is a broad-based index that covers the U.S. investment-grade fixed-rate bond market and is comprised of investment-grade U.S. government and government agency bonds, corporate bonds, mortgage-backed bonds (including mortgage-backed securities issued or guaranteed by U.S. government agencies and mortgage-backed securities issued by private issuers) and asset-backed bonds. These bonds are denominated in U.S. dollars, and, in general, have remaining maturities (an average life calculation is used in the case of certain mortgage-backed and asset-backed securities) of at least one year. Investment-grade securities included in the Lehman Bond Index are securities rated Baa3/BBB- or above using the middle rating of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch, Inc. ("Fitch"), respectively. As of March 31, 2007, the average maturity of securities in the Lehman Bond Index was 6.76 years, and the credit quality of securities in the Index ranged from AAA+ to BBB- (by S&P) and from Aaa+ to Baa- (by Moody's). Bonds are represented in the Lehman Bond Index in proportion to their market value. Lehman Brothers is not affiliated with the Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the Lehman Bond Index.


MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of your investment in the Fund generally will fluctuate with interest rate movements. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

 BNY Hamilton U.S. Bond Market Index Fund

Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. This risk also varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

The Fund invests in mortgage-backed and asset-backed securities. These securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Payment of interest on these securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with mortgage-and asset-backed securities depends on several factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Mortgage-and asset-backed securities involve risk of loss of principal if obligors of the underlying mortgages or other obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support. In addition, changes in prepayment rates can affect the return on investment and yield of mortgage-and asset-backed securities. In general, during periods of falling interest rates, obligors will tend to prepay on their underlying mortgage or other obligations, including as a result of refinancings. When mortgages and other obligations are prepaid by the underlying obligors, the Fund may have to reinvest in securities with a lower yield. During periods of rising interest rates, obligors tend not to prepay on their underlying mortgage and other obligations. In these cases, the Fund may miss opportunities to reinvest in more profitable securities.

There can be no assurance that the investment objective of the Fund will be achieved. Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use temporary defensive strategies or reduce the effects of any long-term periods of poor performance. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                       BNY Hamilton U.S. Bond Market Index Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns over various periods compare with returns of a broad-based securities index. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns
(%) as of 12/31/06
-----------------------------------------------------------
                                    [CHART]

 2001    2002    2003    2004    2005     2006
------  ------  ------  ------  ------   ------
 8.07%   9.95%   3.69%   4.25%   2.10%    4.03%

 Best Quarter: Q3 '02 +4.73%  Worst Quarter: Q2 '04 -2.49%




Average annual total returns (%) as of 12/31/06*
-------------------------------------------------------------------------

                                                                Since
                                                              Inception
                                              1 Year 5 Years (4/28/00)/2/
-------------------------------------------------------------------------
Institutional Shares Return Before Taxes       4.03   4.77      6.17
Institutional Shares Return After Taxes on
 Distributions                                 2.19   2.93      4.03
Institutional Shares Return After Taxes on
 Distributions and Sale of Fund Shares         2.58   2.99      4.00
Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees, expenses
 or taxes)/1/                                  4.33   5.06      6.48


* Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
/1/ The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-income securities.
/2/ The Fund commenced operations on 4/28/00. Index comparisons begin on 5/1/00.

 BNY Hamilton U.S. Bond Market Index Fund

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or other out-of-pocket expenses upon purchasing or redeeming shares of the Fund.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses
             that are deducted from fund assets, as a
             % of average daily net assets)
            -------------------------------------------------------
            Management fee                                0.20
            Distribution (12b-1) fees                     None
            Other expenses                                0.33

            Total annual operating expenses/(a)(b)/       0.53



(a)The total annual fund operating expenses may not correlate to the ratio of expenses to average daily net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses. The Acquired Funds' expense ratios amount to less than 0.01% of the average daily net assets of the Fund.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.35% of the Fund's average daily net assets allocable to Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 Investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   54     170     296     665


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.


                                     BNY Hamilton U.S. Bond Market Index Fund-

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                          Year Ended December 31,
                                                                ------------------------------------------
Institutional Shares                                             2006    2005     2004      2003     2002
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             10.38   10.66   10.74      10.87    10.42
                                                                ------  ------  ------    -------  -------
Gain (loss) from investment operations:
  Net investment income/(a)/                                      0.47    0.43    0.42       0.38     0.46
  Net realized and unrealized gain (loss) on investments         (0.07)  (0.21)   0.02       0.01     0.54
                                                                ------  ------  ------    -------  -------
  Total gain from investment operations                           0.40    0.22    0.44       0.39     1.00
Dividends and distributions:
  Dividends from net investment income                           (0.52)  (0.50)  (0.52)     (0.51)   (0.54)
  Distributions from capital gains                                  --      --      --/1/   (0.01)   (0.01)
                                                                ------  ------  ------    -------  -------
  Total dividends and distributions                              (0.52)  (0.50)  (0.52)     (0.52)   (0.55)
                                                                ------  ------  ------    -------  -------
Net asset value at end of year                                   10.26   10.38   10.66      10.74    10.87
                                                                ------  ------  ------    -------  -------
Total investment return based on net asset value (%)/(b)/         4.03    2.10    4.25       3.69     9.95

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             85,871  90,402  93,791    149,107  128,173
Ratio of expenses (after reduction) to average net assets         0.35    0.35    0.35       0.35     0.35
Ratio of expenses (before reduction) to average net assets        0.53    0.54    0.61       0.62     0.71
Ratio of net investment income (after reduction) to average net
 assets                                                           4.67    4.09    4.00       3.53     4.45
Portfolio turnover rate                                             30     114      73        131      149


1  Less than $0.01 per share.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 BNY Hamilton U.S. Bond Market Index Fund

ACCOUNT POLICIES

This Prospectus describes the Institutional Shares for each Fund. Institutional Shares do not have sales charges or 12b-1 fees and have generally lower operating expenses than other share classes of the Funds, which improves investment performance. Institutional Shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with the Advisor. Any institution (including the Advisor and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in Institutional Shares. Institutional Shares may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client (including any individual who is a client) of a registered investment advisor that has a selling arrangement with BNY Hamilton Distributors, Inc., and who invests $1,000,000 or more in the aggregate in Institutional Shares is also eligible to invest in Institutional Shares through that registered investment advisor. In addition, shareholders who held, as of January 26, 2004, Institutional Shares of any BNY Hamilton Fund will be grandfathered for so long as they continue to hold Institutional Shares of a BNY Hamilton Fund and thus will not be required to meet these eligibility requirements in respect of future purchases of Institutional Shares of any BNY Hamilton Fund (including the Funds).

Once an investor makes an initial investment in the Institutional Shares of a Fund pursuant to the requirements described above, no minimum additional investment is required to purchase additional Institutional Shares of that Fund.

Other investors may purchase Investor Shares of the Index Funds, or Class A Shares of the other Funds. Please see the Investor Shares and Class A Shares Prospectuses for more information. If you want to purchase, exchange or redeem Institutional Shares, contact your Bank of New York representative.

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern time) on each business day (Monday through Friday). In the case of all Funds, Shares are available on any business day that the NYSE is open, except the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund will not calculate its NAV on any day that the NYSE is closed and may not calculate its NAV on a business day when no purchase or redemption orders for Fund Shares are received by the Fund. Purchase orders received by a Fund, its transfer agent, or other shareholder servicing agent (collectively referred to in this Prospectus as "a Fund (or its designee)") before the regular close of the NYSE will be executed at the NAV calculated at that day's close.

Each Fund's securities are typically valued using market prices. When market prices are not readily available, each Fund will use fair value prices as determined by the Advisor's Pricing Committee subject to the procedures approved by the Board of Directors. For instance, a Fund may value a security at fair value if a significant event has occurred, which will, with reasonably high probability, materially affect the value of the security because the market price of the security was established before the calculation of the Fund's NAV, but after the market price was determined. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Such events relating to single issuers may include, for example, announcements on an issuer's financial developments, regulatory news or natural disasters affecting the issuer's operations, or significant litigation involving the issuer. Significant events relating to multiple issuers or entire sectors may include, for example, governmental actions that affect securities in

                                                              Account Policies
one sector in a particular way, natural disasters, armed conflicts, or significant market fluctuations (see discussion below regarding fair valuation of Global Real Estate Securities Fund's foreign equity securities). Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different from recent market prices for the security.

The Core Bond Fund, Enhanced Income Fund, Global Real Estate Securities Fund, High Yield Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Multi-Cap Equity Fund, Small Cap Core Equity Fund, and Small Cap Growth Fund invest, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in each of these Funds may change on days when you are unable to purchase or redeem shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, with respect to the Global Real Estate Securities Fund, the Fund has adopted fair value pricing procedures, which, among other things, generally require the Fund to fair value foreign equity securities based on values provided by a third-party vendor if there has been a significant U.S. market fluctuation that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days in which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. As noted above, the value determined for an investment using the Fund's fair value pricing procedures may differ materially from recent market prices for the investment.


 Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

Open an account                                    Add to your investment
-----------------------------------------------------------------------------------------------------------

Mail
-----------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the applicable Fund to:
check payable directly to each Fund you want to
invest in to:                                      BNY Hamilton Funds, Inc.
                                                   P.O. Box 182785
BNY Hamilton Funds, Inc.                           Columbus, OH 43218-2785
P.O. Box 182785
Columbus, OH 43218-2785

For all enrollment forms, call 1-800-426-9363

Wire
-----------------------------------------------------------------------------------------------------------
The Funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your Fund]                                  Attn: [your Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]
Dealer
-----------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

The Advisor may, at its own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                              Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds            To redeem shares
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the Funds and number of shares or       .names of the Funds and number of shares or dollar amount
  dollar amount you want to exchange                you want to redeem

                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address or to different banking institutions than what is on file
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

As with purchase orders, redemption requests received by a Fund (or its designee) before the regular close of the NYSE will be executed at the NAV calculated at that day's close minus the amount of any applicable redemption fee.

Minimum account balances. If your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums. You may exchange shares of the same class between BNY Hamilton Funds. You must exchange enough shares of a Fund to meet the minimum initial investment requirements of the class of shares of the Fund for which you are exchanging your existing shares.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

 Account Policies

.. To delay wiring redemption proceeds for up to seven days, if the Advisor or a Sub-Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). Securities used to redeem Fund shares will be valued as set forth under "Daily NAV Calculation." A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fee. The Global Real Estate Securities Fund and the International Equity Fund charge a 2% redemption fee on shares of the Funds redeemed or exchanged for shares of another BNY Hamilton Fund within 30 calendar days of purchase. The day after your purchase order is accepted (i.e., trade day plus
1) is considered the first day for purposes of calculating the 30-day holding period. The fee is withheld from redemption proceeds and retained by the applicable Fund in order to offset the portfolio transaction and other costs incurred by the Fund in connection with a withdrawal from the Fund. The fee is intended to deter market timing and other abusive trading in the Funds and to ensure that short-term investors pay their share of a Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares of the Global Real Estate Securities Fund and International Equity Fund held by investors for more than 30 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first.

The redemption fee will not apply to: redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of the shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional account information to the Funds to establish his or her qualification for one of these exceptions. Notwithstanding the foregoing, a redemption fee may be charged in the event that the relevant Fund or the Advisor determines that any redemptions potentially falling into one of the catego-


                                                              Account Policies
ries listed above are being used as part of an abusive trading strategy. In addition, the redemption fee may not be charged in certain other instances not listed above, provided that the Funds' Board of Directors is informed of any such waiver. Your financial intermediary may not recognize the same exceptions to the imposition of a redemption fee as the Funds. Check with your financial intermediary for more details. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Funds or any entity acting on behalf of the Funds (e.g., the Funds' distributor and its affiliates).

In addition, the Global Real Estate Securities Fund and the International Equity Fund often do not have direct access to shareholder information and are dependent upon financial intermediaries to apply redemption fees to accounts held by such financial intermediaries on behalf of multiple investors. These accounts, which may include omnibus accounts or retirement plan accounts, typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds' shares and redeemers of the Funds' shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds may request information concerning individual shareholders, the Funds generally must rely on the financial intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Funds. There is no assurance that such financial intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such financial intermediaries will assess, collect or remit such redemption fees. In addition, a redemption fee may not apply to certain other accounts to which application of a redemption fee is not technologically feasible.

DISTRIBUTIONS AND TAX CONSIDERATIONS

The Global Real Estate Securities Fund, Large Cap Equity Fund, Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly, provided there is net investment income at the end of the fiscal year. The Large Cap Growth Fund, Small Cap Core Equity Fund, Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

Each of the Fixed Income Funds pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. The Fixed Income Funds declare dividends of net investment income daily.
Distributions are automatically paid in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose.

           Type of Distribution          Applicable Federal Tax Rates
           ----------------------------------------------------------
           "Qualified dividend income"      Capital gains rates
           from net investment income
           Other dividends from net         Ordinary income rates
           investment income
           Short-term capital gains         Ordinary income rates
           Long-term capital gains          Capital gains rates
           Dividends from net tax-exempt    Tax-free
           income

"Qualified dividend income" is income eligible for reduced rates of federal income tax. The portion of net investment income that will be qualified dividend income will vary from Fund to Fund and also from year to year. There are also minimum holding periods

 Account Policies
for Fund shares before investors are eligible for the reduced rates.


With respect to each of the Intermediate New York Tax-Exempt Fund, the Intermediate Tax-Exempt Fund, and the Municipal Enhanced Yield Fund (collectively, the "Tax-Exempt Funds"), if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax- exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, each of the Tax-Exempt Funds invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the Assets of each of the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund, and not more than 50% of the Assets of the Municipal Enhanced Yield, may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. In particular, distributions derived from interest on New York tax-exempt investments will generally be exempt from New York State personal income tax and the New York City personal income and unincorporated business taxes (but not from New York State corporate franchise and New York City general corporation taxes). Shareholders that receive social security or railroad retirement benefits should consult their tax advisers to determine what effect, if any, an investment in the Tax-Exempt Funds may have on the federal taxation of their benefits.


The Tax-Exempt Funds may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Funds that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Tax-Exempt Funds may be taxable.

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.

A Fund's investments in certain debt securities, mortgage-backed securities and asset-backed securities, and its securities lending and derivatives activities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

A Fund's investments in REIT and REMIC securities also may result in the Fund's receipt of cash in excess of the REIT's and REMIC's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to the Fund.

A Fund's investment in foreign securities may be subject to withholding and other taxes imposed by countries outside the United States. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders of the Global Real Estate Securities Fund and the International Equity Fund may be able to claim a credit or deduction with respect to foreign taxes, but it is unlikely that such credits will be available to shareholders of other Funds. In addition, a Fund's investment in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds, who has


                                                              Account Policies
under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares. If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

This section relates only to the federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

ABUSIVE TRADING

The Funds discourage frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in the Funds. However, because the Funds will not always be able to detect market timing and other abusive trading activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other abusive trading practices that may unreasonably disadvantage the Funds.

Market timing and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including by diluting the value of long-term Fund shareholders' shares, disrupting the management of the Fund, reducing the returns to long-term shareholders, causing the Fund to maintain a larger cash position than it otherwise would have, increasing transaction costs to Fund (such as brokerage commissions paid on the purchase and sale of portfolio securities), and having other negative effects on the Fund and its shareholders. These risks may be more pronounced for Funds investing significantly in certain types of securities, such as those that trade principally in foreign markets, and those that are illiquid or that do not otherwise have readily available market quotations (e.g., certain small company and high yield securities). If a Fund invests significantly in securities trading principally in foreign markets, it is at risk of being affected by time zone arbitrage. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the time at which the Fund calculates its NAV (generally, 4:00 p.m. Eastern time). Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse.

The Board of Directors of the Funds have adopted policies and procedures designed to deter market timing and other abusive trading practices in the Funds. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order (including an exchange from another BNY Hamilton Fund) from any investor they believe has a history of market timing or other abusive trading or whose trading, in their judgment, has been or may be disruptive to the BNY Hamilton Funds. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a daily basis, the Advisor reviews transaction history reports and identifies all redemptions that are made within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. In the event the Advisor identifies redemptions in excess of a specific threshold that is within 5 days of a purchase in the same account (or such multiple accounts), it contacts the Funds' transfer agent and the transfer agent forwards a report containing the past 30 days of activity in the respective account. All redemptions meeting the criteria are investigated for possible inappropriate trading.


 Account Policies

On a periodic basis, the Advisor issues a report to one or more members of its senior management indicating how many transactions were reviewed during the time period covered by the report, any suspicious activity that was identified during the period, and the resolution of each situation identified (e.g., by not allowing an investor to make additional purchases or exchanges in the Funds, by closing particular accounts, and/or, if the Advisor believes that a financial intermediary is facilitating abusive activity, by refusing to take trades from that financial intermediary). See "Making Exchanges/Redeeming Shares--Redemption fee" above for a list of different types of financial intermediaries.

Certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing and other abusive trading activities in known omnibus accounts, focusing on transactions in excess of $250,000, the netting effect in omnibus accounts makes it more difficult for the Funds to identify those activities in the accounts, and the Funds may be unable to locate and restrict individual persons in the accounts who are engaged in abusive trading. Identification of particular traders may be further limited by operational systems and technical limitations in omnibus and certain other accounts.

The Funds are often dependent upon financial intermediaries to detect and monitor for market timing and other abusive trading in Fund shares. Financial intermediaries generally utilize their own policies and procedures to identify persons engaged in abusive trading, and these policies and procedures may be different than those utilized by the Funds. However, to the extent market timing or other abusive trading is identified in an omnibus account, the Funds encourage financial intermediaries to address such trading activity in a manner consistent with the Funds' policies and procedures.

The Funds have attempted to put safeguards in place to assure that financial intermediaries have implemented procedures designed to deter market timing and other abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and other abusive trading in the Funds, in particular with respect to omnibus accounts.

In addition to the trading limits described above, each of the Global Real Estate Securities Fund and the International Equity Fund charges a 2% redemption fee on Fund shares redeemed or exchanged within 30 calendar days of purchase. See "Making Exchanges/Redeeming Shares--Redemption fee" above. The Directors also have adopted pricing policies that generally provide for the fair valuation of foreign equity securities held by the Global Real Estate Securities Fund to the extent a significant U.S. market fluctuation that exceeds a specified threshold has occurred, as described in "Daily NAV Calculation" above. These policies are reasonably designed to protect the Fund from "time zone arbitrage" with respect to its foreign securities holdings and from other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the Fund.

The Funds seek to apply the Funds' policies and procedures uniformly to accounts with the Funds taking into account the operational differences between individual and omnibus accounts, as described above. In addition, the trade limitations described above will not apply to redemptions of shares through automatic, non-discretionary rebalancing programs or systematic withdrawal plans; redemptions requested within 30 days following the death or disability of a shareholder (or if the shareholder is a trust, its beneficiary); redemptions requested pursuant to minimum required distributions from retirement plans; and redemptions initiated by the Funds. It may be necessary for a shareholder to provide additional account information to the Funds to establish his or her qualification for one of these exceptions. The redemption fees described above for the Global Real Estate Securities Fund and the International Equity


                                                              Account Policies

Fund employ similar exceptions, which are described above in "Making Exchanges/Redeeming Shares--Redemption Fee".

The Funds' policies and procedures may not successfully eliminate market timing and other abusive trading in the Funds, and may be modified at any time, including to impose more restrictive trading limitations than those set forth above. In addition, each Fund reserves the right to reject any purchase or exchange transaction at any time. Your financial intermediary may have additional procedures for identifying market timers and rejecting or otherwise restricting purchase and/or exchange transactions.

INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $99 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $129.9 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.


The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other condition, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.


The Advisor has appointed Estabrook Capital Management, LLC ("Estabrook" or a "Sub-Advisor"), located at 1633 Broadway, New York, NY 10019, as the sub-advisor for the Large Cap Value Fund. Estabrook has been a wholly-owned subsidiary of The Bank of New York since 1999. Estabrook and its predecessor companies have been managing individual portfolios for more than 60 years and currently has assets under management exceeding $3.0 billion as of March 31, 2007.

The Advisor has appointed Gannett Welsh & Kotler, LLC ("GW&K" or a "Sub-Advisor"), located at 222 Berkeley St., Boston, MA 02116, as the sub-advisor for the Multi-Cap Equity Fund, Municipal Enhanced Yield Fund and Small Cap Core Equity Fund. GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $7.9 billion, as of March 31, 2007.

The Advisor has appointed Seix Advisors ("Seix" or a "Sub-Advisor"), located at 300 Tice Boulevard, Woodcliff Lake, NJ 07677, as the sub-advisor for the High Yield Fund. Seix, which was established in 1992, manages more than $20.4 billion in assets as of March 31, 2007. Seix is the fixed income division of Trusco Capital Management Inc., a subsidiary of SunTrust Banks, Inc. Trusco manages more than $72.7 billion in assets as of March 31, 2007.

The Advisor has appointed Urdang Securities Management, Inc. ("Urdang" or a "Sub-Advisor"), located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462, as the sub-advisor for the Global Real Estate Securities Fund. Urdang, a wholly-owned subsidiary of The Bank of New York Company, Inc. since February 2006, has advised institutional clients since 1987 and has assets under management in excess of 2.6 billion as of March 31, 2007.


Subject to the general oversight of the Advisor, the Sub-Advisors provide continuing investment programs for the Funds they sub-advise and make investment decisions on their behalf.


 Account Policies

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year ended December 31, 2006 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.


              Fund                                       Fee
                                                      as a % of
                                                    average daily
                                                   net assets (net
                                                   of any waivers
                                                         or
                                                   reimbursements)
              ----------------------------------------------------
              BNY Hamilton Core Bond Fund               0.50
              BNY Hamilton Enhanced Income Fund         0.01
              BNY Hamilton High Yield Fund              0.55
              BNY Hamilton Intermediate Government
               Fund                                     0.37
              BNY Hamilton Intermediate New York
              Tax-Exempt Fund                           0.33
              BNY Hamilton Intermediate Tax-Exempt
               Fund                                     0.50
              BNY Hamilton International Equity
               Fund                                     0.50
              BNY Hamilton Large Cap Equity Fund        0.60
              BNY Hamilton Large Cap Growth Fund        0.60
              BNY Hamilton Large Cap Value Fund         0.60
              BNY Hamilton Multi-Cap Equity Fund        0.74
              BNY Hamilton Municipal Enhanced
               Yield Fund                               0.00
              BNY Hamilton S&P 500 Index Fund           0.11
              BNY Hamilton Small Cap Core Equity
              Fund                                      0.75
              BNY Hamilton Small Cap Growth Fund        0.75
              BNY Hamilton U.S. Bond Market Index
               Fund                                     0.04


As of the date of this Prospectus, the Global Real Estate Securities Fund has not operated for a full fiscal year, but it pays the Advisor, as compensation for management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management Fee" in the Fund's Fee table.

The Advisor, not the sub-advised Funds, pays the Sub-Advisors fees for their services rendered to those Funds.

A discussion of the basis for the Directors' approval of each Fund's investment advisory contract(s) is included in each Fund's shareholder report for the period during which the Directors approved such contract(s), except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract(s) will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.


BNY Hamilton Core Bond Fund is managed by Patrick K. Byrne, who has been a Managing Director of the Advisor since 2006 and prior thereto had been a Vice President for more than five years. He has managed the Fund since 2002. He joined the Advisor in 1996 as a Vice President and specializes in mortgage-backed security analysis.

BNY Hamilton Enhanced Income Fund is managed by Thomas G. Bosh, CFA, who has been a Vice President of the Advisor for more than five years. He has managed the Fund since its inception in 2002. Mr. Bosh has managed other short-term, fixed income portfolios since he joined the Advisor in 1992. He has 17 years of investment and pension-related experience. Before joining the Advisor, Mr. Bosh was a financial analyst for The Interpublic Group of Companies.



                                                              Account Policies

BNY Hamilton Global Real Estate Securities Fund is jointly managed by Todd Briddell, Managing Director and Chief Investment Officer of Urdang, Peter Zabierek, Senior Portfolio Manager of Urdang and Dean Frankel, Senior Portfolio Manager of Urdang. They share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2006. Mr. Briddell joined Urdang in 1993 as an acquisition officer and co-founded Urdang's real estate securities group in 1995. Mr. Zabierek joined Urdang in 2003 as a portfolio manager and senior securities analyst. Prior to that, he worked at Morgan Stanley as a research analyst in the firm's REIT group. Prior to joining Morgan Stanley, Mr. Zabierek was an investment banker, specializing in structuring and completing real estate and municipal capital markets transactions. Mr. Frankel joined Urdang in 1997 as an analyst and has managed assets since 1999.

BNY Hamilton High Yield Fund is managed by Michael McEachern, CFA, who has been a Senior Portfolio Manager in charge of the high yield group of Seix from 1997 through the present. He has managed the Fund since its inception in 2003. Prior to joining Seix in 1997, Mr. McEachern was a Vice President of American General Corporation from 1994 to 1997, where he was responsible for all corporate (high yield and high grade) and mortgage-backed trading and management for $28 million in fixed income assets. From 1989 to 1994, Mr. McEachern was employed at Capital Holding Corporation, where he established the high yield bond division.

BNY Hamilton Intermediate Government Fund is managed by William D. Baird, who has been a Vice President of the Advisor for more than five years, specializing in government, mortgage-backed and asset-backed security analysis. He has managed the Fund since 1997. He joined the Advisor in 1993 and has been managing assets since 1981.

BNY Hamilton Intermediate New York Tax-Exempt Fund is managed by Colleen M. Frey, who has been a Vice President of the Advisor for more than five years and is group head of the tax-exempt bond management division. She has managed the Fund since its inception in 1992 and joined the Advisor in 1967.



BNY Hamilton Intermediate Tax-Exempt Fund is managed by Jeffrey B. Noss, who has been a Managing Director of the Advisor since 2006 and prior thereto had been a Vice President for more than five years. He has managed the Fund since its inception in 1997. He has managed other tax-exempt portfolios for the Advisor's tax-exempt bond management division since 1987.

BNY Hamilton International Equity Fund has been managed by the Advisor's Index Fund Management Division since 2003. All members of that Division Share equal portfolio management responsibilities in respect of the Fund. The five most senior members are Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose. Mr. Zyla, a Managing Director of the Advisor since 2004, prior thereto had been a Vice President for more than five years and has supervised the Index Fund Management Division since 1996. He joined the Advisor in 1989. Prior to his current position, he was employed by the Advisor in a number of capacities. Mr. Buchanan has been a Portfolio Manager in the Index Fund Management Division and a Vice President since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig Group. He joined Axe Houghton in May 1988. Ms. Krisko is a Senior Portfolio Manager in the Index Fund Management Division and a Managing Director since 2005. Prior to joining the Advisor in 2005, she held various senior investment positions, including director and senior quantitative equity portfolio manager, trader and member of global index investment and business subcommittees for Deutsche Asset Management and Northern Trust; as senior quantitative equity portfolio manager and trader for The Vanguard Group; and brokerage specialist for Federated Investors. Mr. McCormack is a Senior Portfolio Manager in the Index Fund Management Division and has been a Vice President for more than five years. He is responsible for domestic indexed portfolio management. Prior to joining the Index Management division in 1999, Mr. McCormack was a relationship


 Account Policies
manager in the Advisor's Master Trust/Master Custody division, specializing in working with foundations and endowments and other not-for-profit organizations. Mr. McCormack joined the Advisor in 1987. Mr. Rose has been a Portfolio Manager in the Index Fund Management Division since 2000 and has been a Vice President for more than five years. Prior to joining the Division, Mr. Rose worked in the Mutual Funds Accounting Division in various functions. Before joining the Advisor in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago.

BNY Hamilton Large Cap Equity Fund is managed by Irene D. O'Neill, CFA, who has been a Managing Director of the Advisor since 2006 and prior thereto had been a Vice President for more than five years. She has managed the Fund since October 2003. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O'Neill was a Senior Vice President and Portfolio Manager of the Evergreen Equity Income Fund. She was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning in 1981, where she served as a securities analyst and portfolio manager.


BNY Hamilton Large Cap Growth Fund is managed by Ms. O'Neill. She has managed the Fund since October 2005. Biographical information for Ms. O'Neill is set forth above under BNY Hamilton Large Cap Equity Fund.


BNY Hamilton Large Cap Value Fund is managed by William C. McClean III and George D. Baker. Mr. Baker reports to Mr. McClean, although both share equal portfolio management responsibilities in respect of the Fund. Mr. McClean has been a Portfolio Manager at Estabrook for more than five years and Estabrook's President and a manager of the Fund since September 1, 2003. He joined Estabrook in 1986 after 12 years as a Manager at Brown Brothers Harriman & Co., most recently in its Foreign Investment Department. Mr. Baker has been a Portfolio Manager at Estabrook since 1996 where he is also the Director of Research. Prior to joining Estabrook, Mr. Baker was employed by Merrill Lynch since 1989 where he served as a Managing Director and Senior Energy Industry Specialist. Mr. Baker has managed the Fund since its inception in 2000.


BNY Hamilton Multi-Cap Equity Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm's Equity Investment Program. He has managed the Fund (and its predecessor fund) since inception in 1996.


BNY Hamilton Municipal Enhanced Yield Fund is jointly managed by Nancy Angell, John Fox, Martin Tourigny and Brian Moreland. They share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2005 (October 2006 in the case of Mr. Moreland). Ms. Agnell joined GW&K in 1984, and she has been a Senior Vice President for more than five years. Mr. Fox joined GW&K in 1990, and he has been a Senior Vice President for more than five years. Ms. Agnell and Mr. Fox serve as Co-Heads of the firm's Fixed Income department. Mr. Tourigny joined GW&K in 1994, and he has been a Vice President for more than five years. Mr. Tourigny has the additional responsibility of Head Trader overseeing the execution of all of the Fund's portfolio transactions. Mr. Moreland joined GW&K as an Operations Specialist in 1998, and he is responsible for analyzing municipal credits. He has been a Vice President for more than five years.

BNY Hamilton S&P 500 Index Fund has been managed by the Advisor's Index Fund Management Division since its inception. All members of the Division share equal portfolio management responsibilities in respect of the Fund. Biographical information for the five most senior members of the Division is set forth above under BNY Hamilton International Equity Fund.


BNY Hamilton Small Cap Core Equity Fund is managed by Mr. White. He has managed the Fund since its inception in 2005. Biographical information


                                                              Account Policies
for Mr. White is set forth above under BNY Hamilton Multi-Cap Equity Fund.


BNY Hamilton Small Cap Growth Fund is managed by Arthur Weise, a Senior Portfolio Manager and Vice President of the Advisor since 2005. Mr. Weise has managed the Fund since 2006. Before joining the Advisor, Mr. Weise worked at Trainer Wortham & Co., where he was Director of Research and the Consumer/Services analyst. Prior to joining Trainer Wortham in 2000, he was a senior analyst covering emerging growth and business service companies at UBS and Dillon Read & Co, where he began his career in 1993.


BNY Hamilton U.S. Bond Market Index Fund is managed by Mr. Baird. He has managed the Fund since its inception in 2000. Biographical information for Mr. Baird is set forth above under BNY Hamilton Intermediate Government Fund.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.


 Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO] BNY HAMILTON FUNDS
    ADVISED BY THE BANK OF NEW YORK.

                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS.

For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from each Fund's portfolio manager(s) on the market conditions and investment strategies during its last fiscal year, that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS
The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing their holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO] BNY HAMILTON FUNDS
    ADVISED BY THE BANK OF NEW YORK.

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                04/07  BNY-0090

                            BNY HAMILTON FUNDS, INC.

                       Statement of Additional Information

                           BNY Hamilton Core Bond Fund
                        BNY Hamilton Enhanced Income Fund
                 BNY Hamilton Global Real Estate Securities Fund
                          BNY Hamilton High Yield Fund
                    BNY Hamilton Intermediate Government Fund
               BNY Hamilton Intermediate New York Tax-Exempt Fund
                    BNY Hamilton Intermediate Tax-Exempt Fund
                     BNY Hamilton International Equity Fund
                       BNY Hamilton Large Cap Equity Fund
                       BNY Hamilton Large Cap Growth Fund
                        BNY Hamilton Large Cap Value Fund
                       BNY Hamilton Multi-Cap Equity Fund
                   BNY Hamilton Municipal Enhanced Yield Fund
                         BNY Hamilton S&P 500 Index Fund
                     BNY Hamilton Small Cap Core Equity Fund
                       BNY Hamilton Small Cap Growth Fund
                    BNY Hamilton U.S. Bond Market Index Fund

                                 April 30, 2007


   THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED ABOVE, AND SHOULD BE READ IN
    CONJUNCTION WITH THE RELEVANT PROSPECTUSES, EACH DATED APRIL 30, 2007, AS SUPPLEMENTED OR AMENDED FROM TIME TO TIME THEREAFTER. INFORMATION FROM THE
PROSPECTUSES AND THE ANNUAL REPORT TO SHAREHOLDERS OF EACH FUND LISTED ABOVE (IF
    AVAILABLE) IS INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. THE PROSPECTUSES AND ANNUAL REPORT MAY BE OBTAINED UPON REQUEST
 FROM BNY HAMILTON DISTRIBUTORS, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219,
 ATTENTION: BNY HAMILTON FUNDS, INC., 1-800-426-9363, OR BY VISITING THE FUNDS'
                         WEBSITE AT WWW BNYHAMILTON.COM.

                                TABLE OF CONTENTS

                                                                            Page


GENERAL ..................................................................     4

INVESTMENT OBJECTIVES AND POLICIES .......................................     4

INVESTMENT RESTRICTIONS ..................................................    33

DIRECTORS AND OFFICERS ...................................................    37

INVESTMENT ADVISORS ......................................................    45

PORTFOLIO MANAGERS .......................................................    50

ADMINISTRATORS ...........................................................    60

DISTRIBUTOR ..............................................................    65

FUND, SHAREHOLDER AND OTHER SERVICES .....................................    68

CODE OF ETHICS ...........................................................    69

PROXY VOTING POLICIES ....................................................    69

DISCLOSURE OF PORTFOLIO HOLDINGS .........................................    69

PURCHASE OF SHARES .......................................................    71

WAIVING CLASS A SALES CHARGE .............................................    74

REDEMPTION OF SHARES .....................................................    76

EXCHANGE OF SHARES .......................................................    77

DIVIDENDS AND DISTRIBUTIONS ..............................................    77

NET ASSET VALUE ..........................................................    77

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .........................    79

DESCRIPTION OF SHARES ....................................................    85

TAXES ....................................................................    96

RISK FACTORS RELATING TO INVESTMENTS IN  NEW YORK MUNICIPAL OBLIGATIONS...   110

SPECIMEN PRICE MAKE-UP ...................................................   121

FINANCIAL STATEMENTS .....................................................   126

APPENDIX A-DESCRIPTION OF SECURITIES RATINGS .............................   A-1

APPENDIX B-PROXY VOTING POLICIES AND PROCEDURES ..........................   B-1

                                     GENERAL

     BNY Hamilton Funds, Inc. ("BNY Hamilton"), a Maryland corporation, is an open-end investment company, currently consisting of twenty-three series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton Large Cap Equity Fund (the "Large Cap Equity Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton Small Cap Core Equity Fund (the "Small Cap Core Equity Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Core Bond Fund (the "Core Bond Fund"), BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "New York Tax-Exempt Fund"), BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), BNY Hamilton High Yield Fund (the "High Yield Fund"), BNY Hamilton Municipal Enhanced Yield Fund (the "Municipal Enhanced Yield Fund"), BNY U.S. Government Money Fund, BNY 100% U.S. Treasury Securities Money Fund, BNY Global Real Estate Securities Fund (the "Global Real Estate Fund") and BNY Tax-Exempt Money Fund. Each of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY U.S. Government Money Fund, BNY 100% U.S. Treasury Securities Fund, and BNY Tax-Exempt Money Fund is referred to as a "Money Market Fund" and each of the other series of BNY Hamilton is referred to as a "Fund" or collectively, the "Funds." Disclosure with respect to the Money Market Funds is contained in a separate Statement of Additional Information, dated April 30, 2007.

     The Bank of New York (the "Advisor") serves as investment advisor to each of the Funds. Estabrook Capital Management, LLC, a wholly-owned subsidiary of The Bank of New York, serves as the sub-advisor to the Large Cap Value Fund. Gannet Welsh & Kotler LLC, a wholly-owned subsidiary of The Bank of New York, serves as the sub-advisor to the Small Cap Core Equity Fund, Multi-Cap Equity Fund and Municipal Enhanced Yield Fund. Seix Investment Advisors Inc. serves as the sub-advisor to the High Yield Fund. Urdang Securities Management, Inc., a wholly-owned subsidiary of The Bank of New York Company, Inc., serves as the sub-advisor to the Global Real Estate Fund. This Statement of Additional Information provides additional information with respect to all the Funds other than the Money Market Funds and should be read in conjunction with the current Prospectuses relating to each such Fund.

     Throughout this Statement of Additional Information, the Large Cap Equity Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Core Equity Fund, the Multi-Cap Equity Fund, the International Equity Fund, the S&P 500 Index Fund, the Large Cap Value Fund and the Global Real Estate Fund are collectively referred to as the "Equity Funds"; the Intermediate Government Fund, the Core Bond Fund, the Enhanced Income Fund, the High Yield Fund and the U.S. Bond Market Index Fund are collectively referred to as the "Taxable Fixed Income Funds"; and the Intermediate New York Tax-Exempt Fund, the Municipal Enhanced Yield Fund and the Intermediate Tax-Exempt Fund are collectively referred to as the "Tax-Exempt Fixed Income Funds." The S&P 500 Index Fund and the U.S. Bond Market Index Fund are together referred to as the "Index Funds." The Taxable Fixed Income Funds and Taxable Fixed Income Funds are together referred to as the "Fixed Income Funds."

                       INVESTMENT OBJECTIVES AND POLICIES

     The following discussion supplements the information regarding the investment objectives and policies of the respective Funds as set forth in their respective Prospectuses. The following describes the types of investments and investment practices that the Funds are generally permitted (but not required) to make or engage in, subject to each Fund's investment objectives, policies and restrictions. The table indicates which Funds may engage in each of these practices. Each Fund may, however, make other types of investments or engage in other types of investment practices provided they are consistent with the Fund's investment objectives, policies and restrictions.

Investment Practices                             Funds
--------------------                             -----
Equity Investments

     .    Common Stock                           Equity Funds

     .    Preferred Stock                        Equity Funds

     .    Convertible Securities                 All Funds other than Tax-Exempt Funds

     .    Depositary Receipts                    Equity Funds

Government and Money Market Instruments

     .    United States Government Obligations   All Funds

     .    Foreign Government Obligations         All Funds other than Tax-Exempt Funds, Intermediate Government
                                                 Fund and U.S. Bond Market Index Fund

     .    Bank Obligations                       All Funds

     .    Commercial Paper                       All Funds

     .    Repurchase Agreements                  All Funds

Real Estate Securities                           All Funds other than Tax-Exempt Funds

Asset-Backed Securities                          All Funds

     .    Collateralized Debt Obligations        All Funds other than Tax-Exempt Funds and Intermediate
                                                 Government Fund

Corporate and Other Debt Securities              All Funds other than Tax-Exempt Funds and Intermediate
                                                 Government Fund

Zero Coupon Securities                           All Funds

Mortgage-Backed Securities                       All Funds other than Tax-Exempt Funds

Warrants and Rights                              Equity Funds

Foreign Investments                              All Funds other than Tax-Exempt Funds and Intermediate
                                                 Government Fund

Municipal Obligations                            All Funds other than Equity Funds

Below Investment Grade Securities                Equity Funds, High Yield Fund, Core Bond Fund, Enhanced Income
                                                 Fund and Municipal Enhanced Yield Fund

When-Issued and Delayed Delivery Securities      All Funds

Forward Commitments                              All Funds

Other Investment Company Securities              All Funds

Reverse Repurchase Agreements                    All Funds

Loans of Portfolio Securities                    All Funds other than Tax-Exempt Funds and Intermediate
                                                 Government Fund

Illiquid Investments; Privately Placed and       All Funds other than S&P 500 Index Fund
Certain Unregistered Securities

Guaranteed Investment Contracts                  All Funds other than Tax-Exempt Fund, Intermediate Government
                                                 Fund and U.S. Bond Market Index Fund

Floating Rate and Variable Rate Demand Notes     All Funds

Participations                                   All Funds

Derivative Instruments                           All Funds

Certain Foreign Currency Transactions            All Funds other than Tax-Exempt Funds and Intermediate
                                                 Government Fund

Structured Notes and Other Hybrid Instruments    All Funds

     Equity Investments

     The Funds listed above may invest in equity securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the over-the-counter market. More information on the various types of equity investments in which the Funds listed above may invest appears in the Prospectuses for the Funds and below.

     Common Stock. Such equity investments may include common stocks, including the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     Preferred Stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

     Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

     Convertible Securities. The Funds listed above may invest in convertible securities, including debt securities and preferred stock that (i) may be converted into common stock or (ii) carry the right to purchase common stock. A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. The holder of a convertible security generally may exchange the convertible security for a specified number of shares of common stock, usually of the same company, at specified prices, within a certain period of time. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer's convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer's balance sheet.

     Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

     Depositary Receipts. The Funds listed above may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), as well as in New York Shares ("NYSs") (collectively, "Depositary Receipts"). Depositary Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

     An NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, and the mechanics of NYSs and the associated risks are very similar to those of ADRs. NYSs are used primarily by Dutch companies.

     Government and Money Market Instruments

     As discussed in the Prospectuses, the Funds listed above may invest in cash equivalents to the extent that such investments are consistent with its investment objectives, policies and restrictions. A description of the various types of cash equivalents that may be purchased by a Fund appears below. See "Quality and Diversification Requirements."

     United States Government Obligations. The Funds listed above may invest in obligations issued or guaranteed by the United States Government or by its agencies, instrumentalities, or government-sponsored enterprises. Obligations issued or guaranteed by federal agencies, instrumentalities, or government-sponsored enterprises may or may not be backed by the "full faith and credit" of the United States Government. Securities that are backed by the full faith and credit of the United States Government include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Rural Housing Service (formerly known as the Farmers Home Administration) and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States Government, a Fund must look principally to the agency, instrumentality or other governmental unit issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency, instrumentality, or other unit does not meet its commitments. Securities in which a Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the limited right to borrow from the United States Treasury to meet its obligations, as well as obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

     Foreign Government Obligations. The Funds listed above may invest in obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities will be denominated in United States dollars, except that the Equity Funds, the Enhanced Income Fund and the Core Bond Fund may invest in securities that are denominated in other currencies (including the local currency of the governmental issuer). Similar to United States Government securities, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, foreign sovereign issuers may be unable or unwilling to make timely principal or interest payments. See "Foreign Investments" below.


     Bank Obligations. The Funds listed above may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as "Euros") and (iii) United States branches of foreign banks of equivalent size (known as "Yankees"). Yankees are denominated in U.S. dollars, whereas Euros may be denominated in U.S. dollars or foreign currencies. A Fund will not invest in obligations for which the Advisor, any applicable sub-advisor or any of their affiliated persons is the ultimate obligor or accepting bank. Each of the Funds, other than the Tax-Exempt Fixed Income Funds, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank). Obligations of these institutions may be subject to the same risks as obligations of foreign governments.

     Commercial Paper. The Funds listed above may invest in commercial paper, which may include Master Notes and Section 4(2) paper (each as defined below). Commercial paper is a money market instrument issued by banks, corporations, or other borrowers to raise money for short-term purposes. Commercial paper is typically unsecured, and generally has a maturity ranging from 1 to 270 days.

     Master notes ("Master Notes") are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor or applicable sub-advisor acting as agent, for no additional fee, in its capacity as investment advisor or sub-advisor, as applicable, to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from Fund or client accounts maintained with or managed by the Advisor or the applicable sub-advisor (if any) or their affiliates pursuant to arrangements permitting the Advisor or sub-advisor, as applicable, to loan monies from those accounts on the Funds' or other clients' behalf. Interest and principal payments made by the borrower are credited to such accounts. Generally, on a daily basis, the Advisor or the applicable sub-advisor has the right to increase or decrease the amount provided to the borrower under such Master Notes, and the borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

     The interest rate on Master Notes is tied to a specified reference rate and, therefore, it will fluctuate along with such reference rate. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor or the applicable sub-advisor. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor or the applicable sub-advisor to have a credit quality that satisfies the Funds' credit quality restrictions, as described below in "Quality and Diversification Requirements." Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable within seven days of demand.

     Repurchase Agreements. The Funds listed above may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the "Directors"). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to any coupon rate on the underlying security (and accordingly may be more or less than the rate on the underlying security). A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement.

     A Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and each Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Funds' custodian (the "Custodian"). If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines or the value of the underlying security declines while the Fund seeks to enforce its rights. In addition, a Fund might incur delays or other disposition costs in connection with liquidating the collateral and enforcing its rights under the agreement. If bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by a Fund may be delayed or limited. Repurchase agreements with more than seven days to maturity are considered by the Funds to be illiquid securities and are subject to certain fundamental investment restrictions. See "Investment Restrictions."

     Real Estate Securities

     Global Real Estate Fund invests primarily in equity securities of companies principally engaged in the real estate sector, including real estate investment trusts ("REITs") and common, preferred and convertible securities of issuers principally engaged in the real estate sector. The other Funds listed above also may invest in such investments. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific segments of the real estate sector, and possible environmental liabilities.

     REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs, which are a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" below for a discussion of special tax considerations relating to the Funds' investments in REITs. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.


     REITs and other companies which invest in real estate or interests therein are subject to risks associated with the real estate sector, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific segments of the real estate sector, and possible environmental liabilities. Investing in REITs involves certain additional unique risks. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. REITs are also subject to self-liquidation, adverse changes in the tax laws, and the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the Investment Company Act of 1940, as amended (the "1940 Act").


     A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

     In addition, the Taxable Fixed Income Funds may invest in debt securities issued by REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs described above.

     Asset-Backed Securities

     The Funds listed above may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as automobile loans or credit card receivables. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.


     Asset-backed securities in general, however, are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow, as well as risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described below. In addition, unlike mortgage-backed securities, certain types of asset-backed securities may only have the benefit of limited interests in the applicable underlying collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if a letter of credit or other form of credit support is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

     Collateralized Debt Obligations. The Funds listed above may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. The Funds will only invest in tranches of a CBO or CLO that comply with the Funds' credit quality requirements. See "Quality and Diversification Requirements" below.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds' Prospectuses (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default;
(iii) the Funds may invest in CDOs that are subordinate to other classes; and
(iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     Corporate and Other Debt Securities


     The Funds listed above, subject to their applicable investment policies, may invest in corporate debt securities issued by U.S. and foreign companies, banks and other corporate entities.

     Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


     Each Fund listed above also may invest in certain other types of debt securities issued by domestic and foreign sovereign and private issuers.

     Zero Coupon Securities

     The Funds listed above may invest in zero coupon securities, including STRIPS (as defined below). Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities are usually traded at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. This risk is greater when the period to maturity is longer. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and lock in a rate of return to maturity. In addition, investing in zero coupon securities may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, mortgage-backed securities owned by a Fund that were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase zero coupon securities, the value of which would be expected to increase when interest rates decline.

     Even though zero coupon securities do not pay current interest in cash, current federal tax law requires the Funds to accrue interest income on these investments and to distribute the interest income on a current basis. As a result, the Funds could be required to liquidate other investments at times in order to satisfy their distribution requirements.

     The principal and interest components of U.S. Treasury notes and bonds are eligible to be traded independently under the Separate Trading of Registered Interest and Principal or Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury obligations with comparable maturities. As with other zero coupon securities, the only time an investor receives a payment from STRIPS is at maturity and a STRIPS' value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.

     Mortgage-Backed Securities


     Each of the Funds listed above may invest in mortgage-backed securities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. This risk is described more fully in "Mortgage Pass-Through Securities" below. Certain debt securities are also secured with collateral consisting of mortgage-backed securities. See "Collateralized Mortgage Obligations" below.


     Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other debt securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-backed security, the volatility of such security can be expected to increase.


     Payment of principal and interest on some Mortgage Pass-Through Securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").


     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.


     The FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


     The assets underlying mortgage-backed securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of Mortgage Pass-Through Securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-backed security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-backed securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a Mortgage Pass-Through Security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of Mortgage Pass-Through Securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. CMOs are typically issued by U.S. Government agencies such as GNMA, FHLMC, or FNMA, though they may also be issued by private firms.


     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Backed Securities. Other mortgage-backed securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-backed securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.


     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-backed Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.


     Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities ("ARMBSs") have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Warrants and Rights

     The Funds listed above may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. A Fund may use warrants in a manner similar to its use of options on securities, as described below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

     Foreign Investments

     The Funds listed above may invest in foreign issuers or in securities principally traded outside the United States.

     General. Investments in foreign issuers or in securities principally traded outside the United States may involve special risks due to foreign economic, political, or legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities may be subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments and companies, and certain foreign securities markets in general are less liquid, and at times more volatile, than comparable U.S. sovereign and corporate securities, and U.S. securities markets. Foreign brokerage commissions and related fees also are generally higher than those paid in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States. See "Taxes." In addition, foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors.

     Emerging Markets. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in emerging countries often are less stringent than those in the United States. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

     Many emerging countries have experienced periods of substantial, and at times extremely high, rates of inflation. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of emerging countries.

     Furthermore, economies of emerging countries generally are heavily dependent on international trade and, accordingly, the economies of emerging countries have been (and may continue to be) affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

     Often custodial services are more expensive and other investment-related costs are higher in emerging countries than in developed countries, which could reduce a Fund's income from investments in securities or debt instruments of emerging country issuers.

     Emerging countries also are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets from the emerging country, and diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

     Municipal Obligations

     The Funds listed above may invest in municipal obligations, which are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). In particular, the Intermediate Tax-Exempt Fund invests primarily in municipal obligations the interest on which is exempt from federal income tax and the federal alternative minimum tax. The Intermediate New York Tax-Exempt Fund invests primarily in municipal obligations the interest on which is exempt from federal, New York State and City personal income taxes, as well as the federal alternative minimum tax. See "Risk Factors Relating to Investments in New York Municipal Obligations" below for more information on the special risks related to investing in New York municipal obligations. In addition, the Municipal Enhanced Yield Fund invests primarily in municipal obligations that are exempt from federal income tax.


     The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal obligations are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, such as Municipal Puts (described below), which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

     The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

     An issuer's obligations for its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its obligations may be materially adversely affected by litigation or other conditions. More information on the various types of municipal obligations follows below.

     Municipal Bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses.

     Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

     In addition, certain types of "private activity" bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

     Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

     Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year and are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections ("tax anticipation notes"), revenue receipts ("revenue anticipation notes"), grant moneys ("grant anticipation notes"), or bond sales to finance such public purposes ("bond anticipation notes"). Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: municipal variable rate demand notes and municipal Master Notes.

     Municipal Variable Rate Demand Notes. Municipal variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. For a description of the attributes of variable rate demand notes, see "Floating Rate and Variable Rate Demand Notes" below. The municipal variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

     Municipal Master Notes. Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from federal income tax. For a description of the attributes of Master Notes, see "Government and Money Market Instruments -- Commercial Paper" above. Although there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable within seven days of demand. The Funds have no specific percentage limitations on investments in Master Notes.

     Municipal Lease Obligations. The Funds listed above may invest in municipal lease obligations. These typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which a Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

     Municipal Puts. The Funds listed above may purchase municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put" and is referred to herein as a "Municipal Put." Municipal Puts are purchased as a feature of the underlying municipal obligation. The aggregate price which a Fund pays for municipal obligations with Municipal Puts may be higher than the price which it otherwise would pay for the municipal obligations absent such Municipal Puts. Municipal Puts may not be available on a particular municipal obligation or may not be available on satisfactory terms.

     A Fund may exercise its Municipal Put right prior to the maturity date of the underlying securities in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, Municipal Puts may be exercised prior to the underlying obligation's maturity date in order to take advantage of alternative investment opportunities or in the event the Advisor or applicable sub-advisor revises its evaluation of the creditworthiness of the issuer of the underlying obligation. In determining whether to exercise Municipal Puts prior to their maturity date and in selecting which Municipal Puts to exercise, the Advisor or applicable sub-advisor will consider the amount of cash available to a Fund, the maturity dates of the available Municipal Puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying obligations.

     Since the value of a Municipal Put is partly dependent on the ability of the Municipal Put writer to meet its obligation to purchase the underlying securities upon exercise, the policy of the Funds is to enter into Municipal Put transactions only with banks, brokers, securities dealers or other financial institutions who are approved by the Directors. Each Municipal Put writer will be approved on its own merits. In connection with such determination, the Directors consider a number of factors concerning the writers, including, among others,, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the Municipal Puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other Municipal Put writers will have outstanding debt rated in the highest rating categories as determined by a nationally recognized statistical rating organization ("NRSRO"). Currently, there are three primary NRSROs: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch, Inc. ("Fitch"). If a Municipal Put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor's or applicable sub-advisor's opinion or such Municipal Put writers' obligations will be collateralized and of comparable quality in the Advisor's or applicable sub-advisor's opinion. In the event that a writer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such writer.

     Municipal Puts held by a Fund may not be marketable by the Fund. The Funds believe that, given the terms of the Municipal Puts and the attendant circumstances, the Funds should be considered the owner of the securities subject to the Municipal Puts so that the interest on the securities is tax-exempt income to the Funds.

     Municipal Trust Receipts. The Funds listed above may invest in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. Investments in MTRs are subject to similar risks as other investments in municipal obligations. In addition MTRs could give rise to certain tax risks that are not present in investments in municipal bonds.

     Taxable Municipal Obligations. The Funds listed above may invest in taxable municipal obligations, subject in the case of New York Intermediate Tax-Exempt Fund, Intermediate Tax-Exempt Fund, and Municipal Enhanced Yield Fund to the limits described in their Prospectuses. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, healthcare facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments can be backed by the government's taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors, such as corporate or agency bonds, than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.

     Below Investment Grade Securities

     The Funds listed above may invest in securities that are below investment grade (i.e., rated below Baa3/BBB- by Moody's, S&P, or another NRSRO, or unrated, but determined by the Advisor or applicable sub-advisor to be of comparable credit quality), which may include convertible securities. While generally providing higher coupons or interest rates than investment-grade securities, below investment grade securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. Below investment grade securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such below investment grade securities, the achievement of its investment objective may be more dependent on the Advisor's or the applicable sub-advisor's own credit analysis.


     Below investment grade securities are also affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these below investment grade securities is generally less liquid than the market for investment-grade securities. It may be more difficult for a Fund to sell below investment grade securities at a time and/or price that is advantageous to the Fund, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on the various ratings categories.

     Additional Investments


     When-Issued and Delayed Delivery Securities. The Funds listed above may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


     Forward Commitments. Each Fund listed above may make contracts to purchase securities on a forward commitment basis for a fixed price at a future date beyond the customary settlement period for such securities ("forward commitments") if the Fund segregates liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to the amount of the Fund's commitments. Forward commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term capital gains or losses upon such disposition. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

     Other Investment Company Securities. The Funds listed above may invest in the securities of other investment companies (including exchange-traded funds ("ETFs")) within the limits set by the 1940 Act and related rules and any exemptive relief from, or interpretations of, the SEC. In general, the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

     ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

     Reverse Repurchase Agreements. The Funds listed above may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by the Fund. A Fund will invest the proceeds of any borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities.


     Loans of Portfolio Securities. The Funds listed above may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus any accrued interest. While such securities are on loan, the borrower pays the applicable Fund any dividends or income received on the securities loaned and has the right to vote the securities on any matter in which the securities are entitled to be voted. Loans may be terminated by the lending Fund or the borrower and shall be effected according to the standard settlement time for trades in the particular loaned securities. Borrowed securities must be returned to the lending Fund when a loan is terminated. If a loan is collateralized by U.S. Government securities or other non-cash collateral, the lending Fund receives a fee from the borrower. If a loan is collateralized by cash, the lending Fund typically invests the cash collateral for its own account in short-term, interest-bearing securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund. The Funds may incur custodial fees and other costs in connection with loans. In addition, the Funds have retained The Bank of New York as their lending agent. As lending agent, The Bank of New York receives a fixed fee from the Funds, representing a percentage of the securities loaned. See "Fund, Shareholder and Other Services--Securities Lending Agent" below for more information on those fees. The Funds may, in the future, appoint and pay compensation to additional securities lending agents.


     In lending their portfolio securities, the Funds consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any Director, officer, employee, or any other affiliated person (as defined in the 1940 Act) of BNY Hamilton, the Advisor, any sub-advisor, the Administrator (as defined below) or the Distributor (as defined below), unless permitted by applicable law.

     Illiquid Investments; Privately Placed and Certain Unregistered Securities. The Funds listed above may invest in privately placed, restricted, Rule 144A and other unregistered securities. To the extent any such security is considered to be illiquid, it will be subject to a Fund's fundamental restriction limiting its investments in illiquid securities to no more than 15% of its net assets. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, the Fund could have difficulty selling them when the Advisor or applicable sub-advisor believes it is advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. In addition, the judgment of the Advisor or applicable sub-advisor normally plays a greater role in valuing these securities for purposes of computing the Fund's net asset value than in valuing publicly traded securities.

     While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

     Restricted securities in which the Funds listed above may invest include Rule 144A securities and Section 4(2) paper (defined below). The Funds may purchase Rule 144A securities sold to certain institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor or applicable sub-advisor and approved by the Board of Directors. The Board of Directors will monitor the Advisor's and/or applicable sub-advisor's implementation of these guidelines on a periodic basis.

     Certain Funds also may invest in commercial paper issued by corporations without registration under the 1933 Act in reliance on the exemption in Section 3(a)(3) of the 1933 Act and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers that make a market in Section 4(2) paper, thus providing liquidity. (See "Government and Money Market Instruments--Commercial Paper" above.)

     Guaranteed Investment Contracts. The Funds listed above may invest in guaranteed investment contracts ("GICs"). Pursuant to GICs, which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. GICs are considered illiquid securities and will be subject to any limitations on such investments described below, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.


     Floating Rate and Variable Rate Demand Notes. The Funds listed above may purchase taxable or tax-exempt floating rate and variable rate demand notes and bonds in implementing their investment programs. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate.


     Participations. The Funds listed above may invest in participations issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. Participations are pro rata interests in securities held by others. A participation gives a Fund an undivided interest in a security (which can include a municipal security) in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation) or insurance policy of an insurance company.

     A Fund may have the right to sell the participation back to the institution and draw on the letter of credit or insurance, on demand, after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The institutions issuing the participations would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally would range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Funds will attempt to have the issuer of the participation bear the cost of any such insurance, although the Funds may retain the option to purchase insurance if deemed appropriate.


     Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. (See "Foreign Investments" above.) A Fund's ability to receive payment in such circumstances, under the demand feature, from such foreign banks may involve certain risks such as future political and economic developments, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.


     Derivative Instruments

     Each Fund listed above may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies. Each Fund listed above also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return for hedging purposes and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies.

     The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the Advisor's or applicable sub-advisor's ability to forecast interest rates and other economic factors correctly. If the Advisor or applicable sub-advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If the Advisor or applicable sub-advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

     Options on Securities, Swap Agreements and Indexes. Each Fund listed above may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of "American style" options) or at the expiration of the option (in the case of "European style" options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

     Each Fund listed above will write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

     Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an "American-style" option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. Each Fund listed above may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

     Futures Contracts and Options on Futures Contracts. Each Fund listed above may use interest rate, foreign currency, index and other futures contracts. Each Fund listed above also may use options on futures contracts ("futures options").

     A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     Each Fund listed above may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund listed above expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

     Each Fund listed above may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund will maintain with its futures commission merchant, a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis). Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

     When selling a futures contract, each Fund will maintain with its futures commission merchant, a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis). Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund.

     When selling a call option on a futures contract, each Fund will maintain with its futures commission merchant, a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis). Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its futures commission merchant, a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis). Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. A Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

     Swap Agreements. Each Fund listed above may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. Each Fund also may enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties generally are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions.

     A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

     Whether a Fund's use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and therefore are not regulated as futures or commodity option transactions under the CEA.

     Commodity Pool Operator Status. Each Fund has claimed an exclusion from the definition of "commodity pool operator" under the CEA and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

     Credit Default Swaps. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).

     A Fund will segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

     Certain Interest Rate Transactions. As described above, each Fund listed above may enter into interest rate swaps and caps. Interest rate swaps involve a Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund listed above may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

     Certain Foreign Currency Transactions

     Each Fund listed above may invest in or utilize foreign currencies, as well as, for hedging purposes (and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies), other foreign currency derivatives, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and currency swap transactions.

     A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

     A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:

     Lock In. When the Advisor or applicable sub-advisor desires to "lock in" the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     Direct Hedge. If the Advisor or applicable sub-advisor wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Advisor or applicable sub-advisor believes that the Fund can benefit from price appreciation in a given country's obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given country's debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

     Proxy Hedge. The Advisor or applicable sub-advisor might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

     Tax Consequences of Hedging. Under applicable tax law, a Fund's hedging activities may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

     Structured Notes and Other Hybrid Instruments

     Each Fund listed above may invest in structured notes for hedging purposes and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies. Structured notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund's use of structured notes may not work as intended; for example, by reducing the duration of the Fund's portfolio, structured notes may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

     Each Fund listed above may invest for hedging purposes and, in the case of the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund, the Core Bond Fund and the S&P 500 Index Fund, as part of their overall investment strategies, in other types of "hybrid" instruments that combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

     Quality and Diversification Requirements

     Diversification.

     Each of the Funds except the Intermediate New York Tax-Exempt Fund is classified as a "diversified" series of a registered investment company under
Section 5(b)(1) of the 1940 Act. This means that, with respect to 75% of each Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (2) the Funds may not own more than 10% of the outstanding voting securities of any one issuer, except in each case, with respect to obligations of the U.S. government, cash and cash items, and securities of other investment companies. The remaining 25% of each Fund's total assets are not subject to these limitations. Investments not subject to these limitations could involve increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline. The Funds, however, are also subject to certain additional fundamental investment restrictions (see "Investment Restrictions" below) limiting their investments in a particular issuer, as well as by the Code for qualification as a regulated investment company (see "Taxes" below).

     The Intermediate New York Tax-Exempt Fund is classified as a non-diversified series of a registered investment company so that it is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, the Intermediate New York Tax-Exempt Fund is also subject to an additional fundamental investment restriction (see "Investment Restrictions" below) limiting its investments in a particular issuer, as well as the Code for qualification as a regulated investment company (see "Taxes" below). As a non-diversified series of an investment company, the Intermediate New York Tax-Exempt Fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Intermediate New York Tax-Exempt Fund were a diversified company.

     Ratings.

     Determinations of comparable quality for unrated securities are made by the Advisor or applicable sub-advisor based on its own credit research. Any credit quality restrictions or standards for a Fund with respect to a particular security in which the Fund may invest must be satisfied at the time the investment is made. If the Advisor or applicable sub-advisor determines that the quality of a rated or unrated investment has declined since investment by a Fund or in the event of certain ratings downgrades by NRSROs of a Fund's rated securities, a Fund may continue to hold the applicable investment.

     Equity Funds. The Equity Funds may invest in convertible debt securities, for which there are no specific credit quality requirements. In addition, at the time an Equity Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Advisor's or applicable sub-advisor's opinion. At the time an Equity Fund invests in any other short-term debt securities, they must be rated A-1/Prime-1 (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Advisor's or applicable sub-advisor's opinion. See Appendix A for more detailed information on the various ratings categories.

     Fixed Income Funds. The Fixed Income Funds are subject to certain quality restrictions. Please see the Funds' Prospectuses for more information about these restrictions. In addition, the Funds have the following restrictions for counter parties. At the time a Fixed Income Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Advisor's or applicable sub-advisor's opinion.

                             INVESTMENT RESTRICTIONS

     Fundamental Policies

     In addition to its investment objective, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. The investment restrictions of each Fund follow.

     The Equity Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments that are illiquid;


2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 12, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not to exceed one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;


3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;


4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of a Fund's total assets, except that the Global Real Estate Fund will invest more than 25% of its total assets in any industry or group of industries within the real estate sector. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities of the United States Government, its agencies or instrumentalities;

5. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with a Fund's investment objectives and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities or commodity contracts, except for a Fund's interests in derivative instruments as described under "Investment Objectives and Policies"; or interests in oil, gas or mineral exploration or development programs. However, a Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts. The Global Real Estate Fund may purchase securities or commercial paper issued by companies which deal or invest in real estate or interests therein, including real estate investment trusts, and may purchase securities which are secured by interests in real estate. In addition, the Global Real Estate Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments;


8. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of a Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits;

10. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

11.  Act as an underwriter of securities; or

12. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof.


The Taxable Fixed Income Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;


2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

4. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of a Fund's total assets;

5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of a Fund's total assets, except that the Intermediate Government Fund will invest more than 25% of its assets in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies;

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; commodity contracts, except for a Fund's interest in derivative instruments as described under "Investment Objectives and Policies"; or interest in oil, gas, or mineral exploration or development programs. However, a Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the relevant Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into such securities or maintains in a segregated account liquid short-term securities with a market value at all times equal to or greater than the relevant Fund's purchase obligation or short position; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of a Fund's total assets would be invested in such deposits;

10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

12.  Act as an underwriter of securities.


The Tax-Exempt Fixed Income Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;


2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. Each state and political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities or to permitted investments of up to 50% of the Intermediate New York Tax-Exempt Fund's total assets or to permitted investments of up to 25% of the Intermediate Tax-Exempt Fund's total assets or up to 25% of the Municipal Enhanced Yield Fund's total assets;

4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of the relevant Fund's investment in such industry would exceed 25% of the value its total assets, except that the Intermediate Tax-Exempt Fund and the Municipal Enhanced Yield Fund may invest more than 25% of its assets in securities issued or guaranteed by the United States Government (or, in the case of the Intermediate New York Tax-Exempt Fund, New York State, New York City and the Commonwealth of Puerto Rico) and their respective authorities, agencies, instrumentalities and political subdivisions;

5. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the relevant Fund's total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts, except for a Fund's interest in derivatives instruments as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, a Fund may purchase municipal bonds, notes or commercial paper secured by interest in real estate;

8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 5% of the relevant Fund's total assets would be invested in such deposits;

10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the relevant Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

12.  Act as an underwriter of securities.

13. In addition to the restrictions listed above, as a fundamental policy, the Intermediate New York Tax-Exempt Fund may not invest less than 80% of its total assets in bonds and notes that are exempt from federal, New York State and New York City income taxes.

14. In addition to the restrictions listed above, as a fundamental policy, the Intermediate Tax-Exempt Fund may not invest less than 80% of its total assets in debt obligations that are exempt from federal income tax.

15. In addition to the restrictions listed above, as a fundamental policy, the Municipal Enhanced Yield Fund may not invest less than 80% of its Assets (as defined in the Funds' Prospectus) in U.S. dollar-denominated fixed income securities that are exempt from federal income tax.


                             DIRECTORS AND OFFICERS


     The Directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years, are shown below. The "Fund Complex" consists of one investment company, BNY Hamilton, including 23 series thereunder, and one registered hedge fund called BNY/Ivy Multi-Strategy Hedge Fund LLC.



                                                                                           Number of
                                                                                         Portfolios and
                                                                                         other Funds in
    Name, Address        Position(s)          Term of                                    Fund Complex
         and            Held with BNY   Office and Length of   Principal Occupation(s)    Overseen by    Other Directorships Held by
    Year of Birth          Hamilton         Time Served#         During Last 5 Years        Director              Director
---------------------   -------------   --------------------   -----------------------   -------------   ---------------------------
Independent
Directors

Edward L. Gardner       Director         Since                 Chairman of the Board,         23         Vice Chair, New York Public
One Wall Street         and              May 12, 1995          President and Chief                       Library Conservator's
New York, NY 10286      Chairman                               Executive Officer,                        Council; Member, Points of
Year of Birth: 1934                                            Industrial Solvents                       Light Foundation; Chairman
                                                               Corporation, 1981 to                      Emeritus, Big Brothers/Big
                                                               Present (Petro-Chemical                   Sisters of New York City;
                                                               Sales).                                   Member, Rockefeller
                                                                                                         University Council

James E. Quinn          Director         Since                 President, Tiffany &           23         Director, Mutual of America
One Wall Street                          November 15, 1996     Co., January 2003 to                      Capital Management Corp.
New York, NY 10286                                             Present; Member, Board                    (investment adviser),
Year of Birth: 1952                                            of Directors, Tiffany &                   Director, Museum of the
                                                               Co., 1995 to Present;                     City of New York
                                                               Vice Chairman, Tiffany
                                                               & Co. (jewelry retail),
                                                               1999 to Present.

Karen R. Osar           Director         Since                 Retired; formerly,             23         None
One Wall Street                          May 13, 1998          Executive Vice President
New York, NY 10286                                             and Chief Financial Officer,
                                                               Chemtura, Inc.

                                                                                           Number of
                                                                                         Portfolios and
                                                                                         other Funds in
    Name, Address        Position(s)          Term of                                    Fund Complex
         and            Held with BNY   Office and Length of   Principal Occupation(s)    Overseen by    Other Directorships Held by
    Year of Birth          Hamilton         Time Served#         During Last 5 Years        Director              Director
---------------------   -------------   --------------------   -----------------------   -------------   ---------------------------
Year of Birth: 1949                                            (formerly known as
                                                               Crompton Corporation)
                                                               (chemical
                                                               manufacturing), 2004 to
                                                               2007; Senior Vice
                                                               President and Chief
                                                               Financial Officer,
                                                               MeadWestvaco Corp.
                                                               (paper packaging), 2002
                                                               to 2003; Senior Vice
                                                               President and Chief
                                                               Financial Officer,
                                                               Westvaco Corp., 1999 to
                                                               2002.

Kim D. Kelly            Director         Since                 Director and Chief             23         Trustee of Saint David's
One Wall Street                          August 11, 1999       Executive Officer,                        School; Director, MCG
New York, NY 10286                                             Arroyo Video                              Capital Corp.***
Year of Birth: 1956                                            (developmental software),
                                                               2004 to 2005; President,
                                                               Chief Operating Officer
                                                               and Chief Financial
                                                               Officer, Insight
                                                               Communications (cable
                                                               vision), 2000 to 2003.

John Alchin             Director         Since                 Executive Vice                 23         Director, Big Brothers/Big
One Wall Street                          August 8, 2001        President, Co-Chief                       Sisters of Southeastern
New York, NY 10286                                             Financial Officer                         Pennsylvania Director,
Year of Birth: 1948                                            Comcast Corporation,                      Polo Ralph Lauren
                                                               1990 to Present.                          Corporation (retail);
                                                                                                         Member, Corporate Executive
                                                                                                         Board of Directors of the
                                                                                                         Philadelphia Museum of Art;
                                                                                                         Advisory Board Member,
                                                                                                         Metro AIDS Neighborhood
                                                                                                         Nutrition Alliance

Joseph Mauriello        Director         Since                 Retired since                  23         Director, XL Capital LTD
One Wall Street                          July 7, 2006          2006; formerly                            (insurance); Director,
New York, NY 10286                                             Deputy Chairman,KPMG                      Arcadia Resources (health
Year of Birth: 1944                                            LLP, (accounting firm)                    care management)
                                                               2004-2006; Vice
                                                               Chairman, Financial

                                                                                           Number of
                                                                                         Portfolios and
                                                                                         other Funds in
    Name, Address        Position(s)          Term of                                    Fund Complex
         and            Held with BNY   Office and Length of   Principal Occupation(s)    Overseen by    Other Directorships Held by
    Year of Birth          Hamilton         Time Served#         During Last 5 Years        Director              Director
---------------------   -------------   --------------------   -----------------------   -------------   ---------------------------
                                                               Services, KPMG LLP,
                                                               2002-2004; Partner,
                                                               KPMG LLP, 1974-2006.

Interested Director

Newton P.S. Merrill*                                                                                     Director, York Enhanced
One Wall Street         Director         Since                 Retired, 2003 to               24         Strategies Fund; Director,
New York, NY 10286                       February 12, 2003     Present; Senior                           BNY/IVY Multi-Strategy
Year of Birth: 1939                                            Executive Vice                            Hedge Fund LLC; Director,
                                                               President, The Bank of                    National Integrity Life
                                                               New York, 1994 to 2003;                   Insurance; Trustee, Museum
                                                               Chairman and Director,                    of the City of New York;
                                                               Ivy Asset Management,                     Director, Woods Hole
                                                               2000 to 2003.                             Oceanographic Institute;
                                                                                                         Honorary Trustee, Edwin
                                                                                                         Gould Foundation for
                                                                                                         Children (non-profit);
                                                                                                         Trustee, Connecticut
                                                                                                         River Museum.
Officers

Kevin Bannon            Chief            Since                 Executive Vice                 --                  --
One Wall Street         Executive        May 12, 2003          President and Chief
New York, NY 10286      Officer,                               Investment Officer of
Year of Birth: 1952     President                              The Bank of New York**,
                                                               1993 to Present;
                                                               Chairman of The Bank of
                                                               New York's Investment
                                                               Policy Committee.

Ellen Kaltman           Chief            Since                 Managing Director,             --                  --
One Wall Street         Compliance       August 30, 2004       Compliance, The Bank of
New York, NY 10286      Officer                                New York**, 1999 to
Year of Birth: 1948                                            Present.

Guy Nordahl             Treasurer,       Since                 Vice President, The            --                  --
One Wall Street         Chief            February 15, 2005     Bank of New York**,
New York,               Financial                              1999 to Present.
                        Officer and

                                                                                           Number of
                                                                                         Portfolios and
                                                                                         other Funds in
    Name, Address        Position(s)          Term of                                    Fund Complex
         and            Held with BNY   Office and Length of   Principal Occupation(s)    Overseen by    Other Directorships Held by
    Year of Birth          Hamilton         Time Served#         During Last 5 Years        Director              Director
---------------------   -------------   --------------------   -----------------------   -------------   ---------------------------
NY 10286                Principal
Year of Birth: 1965     Accounting
                        Officer

Kim Smallman            Secretary        Since                 Counsel, Legal                 --                  --
100 Summer Street,                       November 10, 2004     Services, BISYS Fund
15th Floor                                                     Services Ohio, Inc. **,
Boston, MA 02110                                               2002 to Present;
Year of Birth: 1971                                            Attorney, private
                                                               practice, 2000-2002.

Molly Martin Alvarado   Assistant        Since                 Paralegal, BISYS Fund          --                  --
100 Summer Street,      Secretary        September 20, 2006    Services Ohio, Inc.**,
15th Floor                                                     2005 to Present; Blue
Boston, MA 02110                                               Sky Corporate Legal
Year of Birth: 1965                                            Assistant, Palmer &
                                                               Dodge LLP, 1999 to
                                                               2005; Business Law
                                                               Legal Assistant
                                                               Coordinator, Palmer &
                                                               Dodge LLP, 2002 to
                                                               2005.

                                                                                           Number of
                                                                                         Portfolios and
                                                                                         other Funds in
    Name, Address        Position(s)          Term of                                    Fund Complex
         and            Held with BNY   Office and Length of   Principal Occupation(s)    Overseen by    Other Directorships Held by
    Year of Birth          Hamilton         Time Served#         During Last 5 Years        Director              Director
---------------------   -------------   --------------------   -----------------------   -------------   ---------------------------
Wayne Rose              AML              Since                 Broker Dealer                  --                  --
100 Summer Street,      Compliance       September 20, 2006    Compliance Officer,
15th Floor              Officer                                BISYS Fund Services
Boston, MA 02110                                               Ohio, Inc.**, August
Year of Birth: 1969                                            2003 to Present;
                                                               Compliance Officer,
                                                               JPMorgan Invest, LLC,
                                                               January 2003 to August
                                                               2003; Brokerage Legal
                                                               Product Manager,
                                                               Fidelity Investments,
                                                               September 2000 to
                                                               December 2002.


# Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.


* Mr. Merrill is an "interested" Director by reason of his ownership of securities of the parent company of The Bank of New York, the Funds' Advisor.


**   This position is held with an affiliated person (as defined in the 1940
     Act) of BNY Hamilton or an affiliated person of the principal underwriter of BNY Hamilton.

*** Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or registered as an investment company under the 1940 Act.

     Responsibilities of the Board of Directors


     The business and affairs of BNY Hamilton are managed with the direction of the Board of Directors. Accordingly, the Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.


     Board of Director Committees

     The Board of Directors has an Audit Committee, the members of which are Messrs. Alchin, Gardner, Mauriello and Quinn and Mmes. Osar and Kelly (chair). The Audit Committee met four times during the fiscal year ended December 31, 2006. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton's financial operations.


     The Board of Directors has a Nominating Committee, the members of which are Messrs. Alchin, Gardner, Mauriello and Quinn (chair) and Mmes. Osar and Kelly. The Nominating Committee nominates candidates for election to the Board of Directors of BNY Hamilton, and it also has the authority to recommend the removal of any Director from the Board. The Nominating Committee met four times during the fiscal year ended December 31, 2006. The Nominating Committee will consider shareholder recommendations for Director nominees. Shareholders may send written recommendations to Mr. Quinn at the address listed for him in the "Directors and Officers" table above.


     The Compensation Committee oversees the compensation established for Directors and any officers who are compensated by the Funds. The members of the Compensation Committee are Messrs. Alchin (chair), Gardner, Mauriello and Quinn and Mmes. Osar and Kelly. The Compensation Committee met one time during the fiscal year ended December 31, 2006.

     Ownership of Shares of BNY Hamilton


     The following tables set forth the ranges of current Directors' beneficial share ownership in the Funds and the aggregate dollar range of their beneficial ownership in all BNY Hamilton series (including series not offered through the Funds' Prospectuses, as well as any other funds in the Fund Complex,) as of December 31, 2006.


                                                        Aggregate Dollar Range of
                               Dollar Range of Equity    Equity Securities in All
                                    Securities in         Series of BNY Hamilton
     Name of Independent           the Funds as of      Overseen by Director as of
         Director                 December 31, 2006          December 31, 2006
----------------------------   ----------------------   --------------------------
Edward L. Gardner

   Small Cap Growth Fund            $1 - $10,000              Over $100,000
James E. Quinn

   Multi-Cap Equity Fund         $50,000 - $100,000
   Large Cap Equity Fund            $1 - $10,000
   Core Bond Fund                   $1 - $10,000
   Large Cap Growth Fund          $10,001 - $50,000
   Small Cap Growth Fund            $1 - $10,000              Over $100,000
Karen R. Osar

   None                                 None                   $1 - $10,000
Kim D. Kelly

   Large Cap Growth Fund         $50,000 - $100,000
   Large cap Value Fund          $50,001 - $100,000
   International Equity Fund     $50,001 - $100,000
   S&P 500 Index Fund            $50,001 - $100,000
   Enhanced Income Fund             $1 - $10,000              Over $100,000
John R. Alchin

   None                                 None                       None
Joseph Mauriello

   None                                 None                       None

                                                        Aggregate Dollar Range of
                               Dollar Range of Equity    Equity Securities in All
                                    Securities in         Series of BNY Hamilton
     Name of Independent           the Funds as of      Overseen by Director as of
          Director                December 31, 2006          December 31, 2006
----------------------------   ----------------------   --------------------------
Newton P.S. Merrill

   Small Cap Growth Fund            $1 - $10,000
   International Equity Fund     $50,001 - $100,000            Over $100,000



     As of March 31, 2007, as a group, the Directors and officers of the Funds owned less than 1% of each class of the outstanding shares of each Fund.


     Ownership in BNY Hamilton's Advisor or Distributor or Related Companies


     As of December 31, 2006, none of the Independent Directors or their immediate family members owned (beneficially or of record) securities issued by the Funds' Advisor or Distributor (as defined below) or any entity directly or indirectly controlling, controlled by, or under common control with the Funds' Advisor or Distributor.


     Compensation of Directors and Officers


     During the fiscal year ended December 31, 2006, BNY Hamilton's Directors and officers received a total of $809,250, plus out-of-pocket expenses, from the BNY Hamilton Funds, including the Funds, as compensation for their services as Directors and officers of the BNY Hamilton Funds. More information concerning compensation paid to Directors and officers for the fiscal year ended December 31, 2006 is set forth in the table below. The compensation is allocated to all series of BNY Hamilton and is based on the net assets of each series relative to the aggregate net assets of BNY Hamilton. During the Funds' fiscal year ending December 31, 2007, BNY Hamilton expects to pay each Director annual compensation of $40,000 and per-meeting fees of $4,000 (in-person meetings) and $2,000 (telephonic meetings), plus out-of-pocket expenses. In addition, the Chair of the Board of the Directors receives an additional $20,000 in annual compensation, and the Chair of the Audit Committee receives an additional $5,000 in annual compensation. In addition, the Funds' Chief Compliance Officer is expected to receive total compensation of $150,000 from the Funds. The Directors and officers do not receive pension or retirement benefits from the BNY Hamilton Funds.

     Other than as described above or set forth below, no Director or officer of BNY Hamilton received any direct compensation from BNY Hamilton or the Funds during the fiscal year ended December 31, 2006. The compensation paid by each Fund and all series of BNY Hamilton, and any other funds in the Fund Complex in the aggregate to each Director and officer of BNY Hamilton for the fiscal year ending December 31, 2006 is set forth below.



                   Edward L.                                                                   Ellen
                    Gardner,                                                       Newton    Kaltman,
                    Director  James E.  Karen R.   Kim D.     John      Joseph      P.S.       Chief
                      and      Quinn,    Osar,     Kelly,    Alchin,  Mauriello,  Merrill,  Compliance
Name and Position   Chairman  Director  Director  Director  Director   Director*  Director    Officer
-----------------  ---------  --------  --------  --------  --------  ----------  --------  ----------
BNY Hamilton Core   $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  8,663
Bond Fund

BNY Hamilton        $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  2,656
Enhanced

Income Fund

BNY Hamilton        $     0    $     0   $     0   $     0   $     0    $     0    $     0   $      0
Global Real
Estate Securities
Fund**

BNY Hamilton High   $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  3,942
Yield Fund

BNY Hamilton        $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  2,542
Intermediate
Government Fund

BNY Hamilton        $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  2,422
Intermediate New
York Tax-Exempt
Fund

BNY Hamilton        $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  5,272
Intermediate
Tax-Exempt Fund

BNY Hamilton        $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  6,740
International
Equity Fund

BNY Hamilton        $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  8,227
Large Cap Equity
Fund

BNY Hamilton        $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  4,810
Large Cap Growth
Fund

BNY Hamilton        $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  6,636
Large Cap Value
Fund

BNY Hamilton        $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  1,406
Multi-Cap Equity
Fund

BNY Hamilton        $ 3,768    $ 2,593   $ 2,713   $ 3,097   $ 3,014    $ 1,895    $ 3,014   $     39
Municipal
Enhanced Yield
Fund

BNY Hamilton S&P    $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  2,723
500 Index Fund

BNY Hamilton        $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  2,475
Small Cap Core
Equity Fund

BNY Hamilton        $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $ 11,444
Small Cap Growth
Fund

BNY Hamilton U.S.   $ 4,685    $ 3,450   $ 3,570   $ 4,014   $ 3,872    $ 1,895    $ 3,872   $  1,902
Bond Market Index
Fund

Total               $94,250    $70,000   $72,000   $81,000   $93,000*** $36,000    $78,000   $300,000
Compensation from
BNY Hamilton and
Fund Complex


*    Mr. Mauriello joined the Board in July 2006.

** Reflects an estimate of direct compensation to be paid to each Director and the Fund's Chief Compliance Officer for the Fund's fiscal year ending December 31, 2007. Actual direct compensation paid to the Directors and the Chief Compliance Officer will vary depending on the net assets of the Fund throughout the fiscal year relative to the net assets of the other series of BNY Hamilton.


*** Includes $15,000 paid by BNY/Ivy Multi-Strategy Hedge Fund LLC to Mr. Merrill for his services as a Manager of such fund.


     By virtue of the responsibilities assumed by the Advisor, the Administrator, the Sub-Administrator and the Distributor (see "Investment Advisor", "Administrators" and "Distributor"), no Fund has any employees. Except as indicated above with respect to the Chief Compliance Officer, BNY Hamilton's officers are provided for and compensated by The Bank of New York or by BISYS Fund Services Ohio, Inc. ("BISYS"), and are not compensated by BNY Hamilton or any series thereof, including the Funds, for services provided by the officers to BNY Hamilton and its series. BNY Hamilton's officers conduct and supervise the business operations of each Fund with the oversight of the Board of Directors.


     The Bank of New York extends lines of credit to Comcast Corporation, a company of which Mr. Alchin is an officer, and one of its subsidiaries in the ordinary course of business. As of December 31, 2006, The Bank of New York had extended lines of credit to Comcast Corporation, representing 3.0% of all the lines of credit of such company. As of December 31, 2006, there were no loans outstanding from The Bank of New York to Comcast.

     The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of December 31, 2006, The Bank of New York had extended lines of credit to Tiffany & Co., representing 17.0% of all the lines of credit of such company. As of December 31, 2006, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 2.6% of Tiffany & Co.'s total outstanding debt.


                               INVESTMENT ADVISORS

     Investment Advisor. The investment advisor to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

     The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc., with its principal offices located at One Wall Street, New York, New York 10286. The Bank of New York Company, Inc. is a global leader in providing a comprehensive array of financial services, including securities servicing, treasury management, asset management and private banking to individuals and institutions in more than 100 markets worldwide.

     On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

     Pursuant to the investment advisory agreement between each Fund and The Bank of New York (each, an "Advisory Agreement"), The Bank of New York has been employed by each Fund, subject to the control of the officers and the Directors and to compliance with the objective, policies and limitations set forth in each Fund's Prospectuses and this Statement of Additional Information, to, among other things, manage the investment and reinvestment of the assets of the Fund, and to determine, in its discretion, the securities to be purchased or sold and the portion of the Fund's assets to be held uninvested. Pursuant to the Advisory Agreements, the investment advisory services The Bank of New York provides to the Funds are not exclusive. The Bank of New York is free to, and does, render similar investment advisory services to others. The Bank of New York serves as investment advisor to individual investors, and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives, and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See "Portfolio Transactions and Brokerage Commissions."

     As compensation for the services rendered by The Bank of New York under each Fund's Advisory Agreement, each Fund has agreed to pay The Bank of New York a fee, which is computed daily and paid monthly, at the annual percentage rates of the corresponding levels of that Fund's average daily net asset values shown in the table below, subject to any fee reductions as described below. Each Fund allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                           Annual            Average Daily Net
Fund                                   Percentage Rate      Asset Value Levels
-------------------------------------  ---------------  -------------------------
Core Bond Fund                              0.50%       First $500 million
                                            0.45%       Over $500 million

Enhanced Income Fund                        0.10%       First $300 million
                                           0.095%       $300 million-$500 million
                                            0.09%       Over $500 million

Global Real Estate Securities Fund          0.85%       All Assets

High Yield Fund                             0.60%       First $100 million
                                            0.50%       Over $100 million

Intermediate Government Fund                0.50%       First $500 million
                                            0.45%       Over $500 million

Intermediate New York Tax-Exempt Fund       0.50%       First $500 million
                                            0.45%       Over $500 million

Intermediate Tax-Exempt Fund                0.50%       First $500 million
                                            0.45%       Over $500 million

                                           Annual        Average Daily Net
Fund                                   Percentage Rate  Asset Value Levels
-------------------------------------  ---------------  ------------------
International Equity Fund                   0.50%       All Assets

Large Cap Equity Fund                       0.60%       First $500 million
                                            0.55%       Over $500 million

Large Cap Growth Fund                       0.60%       First $500 million
                                            0.55%       Over $500 million

Large Cap Value Fund                        0.60%       First $500 million
                                            0.55%       Over $500 million

Multi-Cap Equity Fund                       0.75%       First $500 million
                                            0.70%       Over $500 million

Municipal Enhanced Yield Fund               0.50%       First $500 million
                                            0.45%       Over $500 million

S&P 500 Index Fund                          0.25%       First $500 million
                                            0.20%       Over $500 million

Small Cap Core Equity Fund                  0.75%       First $500 million
                                            0.70%       Over $500 million

Small Cap Growth Fund                       0.75%       First $500 million
                                            0.70%       Over $500 million

U.S. Bond Market Index Fund                 0.25%       First $500 million
                                            0.20%       Over $500 million


     In the case of the Enhanced Income Fund, Global Real Estate Fund, High Yield Fund, Intermediate Government Fund, Intermediate New York Tax-Exempt Fund, Large Cap Value Fund, Multi-Cap Equity Fund, Municipal Enhanced Yield Fund, S&P 500 Index Fund, Small Cap Core Equity Fund, Small Cap Growth Fund and U.S. Bond Market Index Fund, as disclosed in each such Fund's Prospectuses, The Bank of New York has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the total operating expense of each class of shares of the Fund to the amount specified for each class of shares of the Fund in the fee tables in the Fund's Prospectuses. These limitations will be accomplished by waiving all or a portion of its advisory, administrative, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. The Bank of New York may cease these voluntary waivers and/or expense reimbursements at any time. See "Administrators" and "Fund, Shareholder and Other Services" for a discussion of the administrative, accounting, custodial and certain other services provided by The Bank of New York to the Funds.


     Pursuant to the Advisory Agreements, the Funds have paid the following amounts as advisory fees to The Bank of New York during the last three fiscal years:

                                           2004         2005          2006
                                        ----------   ----------    ----------
BNY Hamilton Core Bond Fund
Gross Advisory Fees                     $2,360,006   $2,205,014    $1,891,188
Fee Waivers/Reimbursements              $    2,085   N/A           $    7,334
Net Advisory Fees                       $2,357,921   $2,205,014    $1,883,854

BNY Hamilton Enhanced Income

Fund
Gross Advisory Fees                     $  425,926   $  189,575    $   82,700
Fee Waivers/Reimbursements              $   74,835   $   75,947    $   77,046
Net Advisory Fees                       $  351,091   $  113,628    $    5,654

BNY Hamilton Global Real Estate
Securities Fund
Gross Advisory Fees                            N/A          N/A    $       --/1/
Fee Waivers/Reimbursements                     N/A          N/A    $       --
Net Advisory Fees                              N/A          N/A    $       --

BNY Hamilton High Yield Fund
Gross Advisory Fees                     $  801,629   $  988,144    $1,074,736
Fee Waivers/Reimbursements              $  101,163          N/A           N/A
Net Advisory Fees                       $  700,466   $  988,144    $1,074,736

BNY Hamilton Intermediate Government
Fund
Gross Advisory Fees                     $  609,853   $  608,411    $  583,180
Fee Waivers/Reimbursements              $  165,824   $  152,788    $  147,346
Net Advisory Fees                       $  444,029   $  455,623    $  435,834

BNY Hamilton Intermediate New York
Tax-Exempt Fund
Gross Advisory Fees                     $  539,308   $  570,924    $  565,922
Fee Waivers/Reimbursements              $  179,198   $  202,318    $  196,188
Net Advisory Fees                       $  360,110   $  368,606    $  369,734

BNY Hamilton Intermediate Tax-Exempt
Fund
Gross Advisory Fees                     $1,369,187   $1,316,825    $1,160,356
Fee Waivers/Reimbursements              $   22,997          N/A           N/A
Net Advisory Fees                       $1,346,190          N/A    $1,160,356

BNY Hamilton International Equity
Fund
Gross Advisory Fees                     $1,335,884   $1,602,844    $1,890,406
Fee Waivers/Reimbursements                     N/A          N/A           N/A
Net Advisory Fees                       $1,335,884   $1,602,844    $1,890,406

BNY Hamilton Large Cap Equity Fund
Gross Advisory Fees                     $2,213,555   $2,318,499    $2,366,453
Fee Waivers/Reimbursements                     N/A          N/A           N/A
Net Advisory Fees                       $2,213,555   $2,318,499    $2,366,453

BNY Hamilton Large Cap Growth Fund
Gross Advisory Fees                     $2,104,890   $1,616,744    $1,116,364
Fee Waivers/Reimbursements                     N/A          N/A           N/A
Net Advisory Fees                       $2,104,890   $1,616,744    $1,116,364

BNY Hamilton Large Cap Value Fund
Gross Advisory Fees                     $1,061,874   $1,670,708    $2,068,859
Fee Waivers/Reimbursements              $  257,299   $  234,739           N/A

Net Advisory Fees                       $  804,575   $1,435,969    $2,068,859

BNY Hamilton Multi-Cap Equity Fund
Gross Advisory Fees                     $  403,876   $  481,050    $  501,965
Fee Waivers/Reimbursements              $  105,461   $   22,142    $    5,722
Net Advisory Fees                       $  298,415   $  458,908    $  496,243

BNY Hamilton Municipal Enhanced Yield
Fund
Gross Advisory Fees                            N/A   $       --/2/ $   25,119
Fee Waivers/Reimbursements                     N/A   $       --    $   77,616
Net Advisory Fees                              N/A   $       --    $       --

BNY Hamilton S&P 500 Index Fund
Gross Advisory Fees                     $  259,639   $  382,468    $  291,220
Fee Waivers/Reimbursements              $   22,997          N/A    $  148,068
Net Advisory Fees                       $  236,642   $  382,468    $  143,152

BNY Hamilton Small Cap Core Equity
Fund
Gross Advisory Fees                            N/A   $  365,572/3/ $1,261,588
Fee Waivers/Reimbursements                     N/A   $  102,560    $    6,297
Net Advisory Fees                              N/A   $  263,012    $1,255,291

BNY Hamilton Small Cap Growth Fund
Gross Advisory Fees                     $4,961,037   $5,296,736    $2,703,943
Fee Waivers/Reimbursements                     N/A          N/A           N/A
Net Advisory Fees                       $4,961,037   $5,296,736    $2,703,943

BNY Hamilton U.S. Bond Market Index
Fund
Gross Advisory Fees                     $  272,811   $  236,997    $  192,943
Fee Waivers/Reimbursements              $  228,526   $  178,064    $  154,490
Net Advisory Fees                       $   44,285   $   58,933    $   38,453

/1/ Reflects advisory fees paid for the period from December 29, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

/2/ Reflects advisory fees paid for the period from December 30, 2005 (the date of the Fund's commencement of operations) to December 31, 2005.

/3/ Reflects advisory fees paid for the period from March 2, 2005 (the date of the Fund's commencement of operations) to December 31, 2005.

     After the expiration of the initial specified term of each Fund's Advisory Agreement, the Advisory Agreement must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund, the Advisor or the sub-advisor, if applicable, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers." Each Fund's Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

     Sub-Advisors. The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. The Bank of New York pays Estabrook a fee at the annual rate of 0.60% of the average daily net assets of the Large Cap Value Fund.


     The Multi-Cap Equity Fund, the Small Cap Core Equity Fund and the Municipal Enhanced Yield Fund are sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of The Bank of New York. The Bank of New York pays GW&K a fee at the annual rate of 0.75% of the average daily net assets of each of the Multi-Cap Equity Fund and Small Cap Core Equity Fund and 0.50% of the average daily net assets of the Municipal Enhanced Yield Fund.


     The High Yield Fund is sub-advised by Seix Investment Advisors Inc. ("Seix"). The Bank of New York pays Seix a fee at the annual rate of 0.45% on the first $100 million of the average daily net assets of the Fund and 0.35% on the average daily net assets in excess of $100 million.

     The Global Real Estate Fund is sub-advised by Urdang Securities Management, Inc. ("Urdang"), a wholly-owned subsidiary of The Bank of New York Company, Inc. The Bank of New York pays Urdang a fee at the annual rate of 0.85% of the average daily net assets of the Fund.

     Under the terms of the sub-advisory agreements between the sub-advisors and The Bank of New York (the "Sub-Advisory Agreements"), The Bank of New York has employed the sub-advisors to manage the investment and reinvestment of the assets of the respective Funds and to supervise and administer the investment programs of the Funds. As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the sub-advisors under the Sub-Advisory Agreements, the Advisor has agreed to pay the sub-advisors sub-advisory fees as set forth above, which fees are computed daily and paid monthly. The Funds do not pay the sub-advisors fees for their sub-advisory services.

     Gramm-Leach-Bliley Considerations. The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the federal statute commonly referred to as the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Advisory Agreements without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

     If The Bank of New York were prohibited from acting as investment advisor to the Funds, it is expected that the Directors would recommend to each Fund's shareholders that they approve the Fund's entering into a new investment advisory agreement with another qualified advisor selected by the Directors. In the event The Bank of New York ceases to be the Advisor of the Funds, the right of the Funds to use the identifying name "BNY Hamilton" will be withdrawn and each Fund must change its name within a reasonable period of time after The Bank of New York ceases to be the Advisor.

                               PORTFOLIO MANAGERS

         Other Accounts Managed and Ownership of Fund Securities

     The following table sets forth information regarding other accounts managed by the portfolio managers of the Funds as of December 31, 2006.

Name of Fund                                                        Accounts with respect to which
Manager and Fund(s)                                                  the advisory fee is based on
Managed                            Other Accounts Managed           the performance of the account
--------------------  --------------------------------------------  ------------------------------
                                       Number of   Total Assets in   Number of    Total Assets
                        Category of   Accounts in     Accounts in   Accounts in  in Accounts in
                          Account       Category      Category       Category      Category
                      --------------  -----------  ---------------  -----------  --------------
Thomas G. Bosh,       Registered             0     $0                    0           $0
                      investment
                      companies

Enhanced Income Fund  Other pooled           2     $8,596.9 M            0           $0
                      investment
                      vehicles
                      Other accounts         0     $0                    0           $0

William D. Baird,     Registered             0     $0                    0           $0
                      investment
                      companies

Intermediate          Other pooled           1     $556.5 M              0           $0
Government Fund,      investment
U.S. Bond Market      vehicles
Index Fund
                      Other accounts        25     $571.3 M              0           $0

Patrick K. Byrne,     Registered             0     $0                    0           $0
Core Bond Fund        investment
                      companies

                      Other pooled           0     $0                    0           $0
                      investment
                      vehicles

                      Other accounts        68     $1,887.6 M            0           $0

Colleen M. Frey,      Registered             0     $0                    0           $0
                      investment
                      companies

Intermediate New      Other pooled           0     $0                    0           $0
York Tax-Exempt Fund  investment
                      vehicles

                      Other accounts        85     $500,0M               0           $0

Jeffrey B. Noss,      Registered             0     $0                    0           $0
                      investment
                      companies

Intermediate          Other pooled           0     $0                    0           $0
Tax-Exempt Fund       investment
                      vehicles

                      Other accounts       202     $801 million          0           $0

Kurt Zyla*/1/,        Registered            35     $3,664.6 M            0           $0
                      investment
                      companies

International         Other pooled          11     $6,343.6 M            0           $0
Equity Fund, S&P      investment
500 Index Fund        vehicles

                      Other accounts        48     $11,858.0 M           0           $0

Lloyd Buchanan*,      Registered            25     $1,348.9 M            0           $0
                      investment
                      companies

International         Other pooled           1     $510.7 M              0           $0
Equity Fund, S&P      investment
500 Index Fund        vehicles

                      Other accounts        11     $1,900.5 M            0           $0

Denise Krisko*,       Registered            35     $3,664.6 M            0           $0
                      investment
                      companies

International         Other pooled          11     $6,343.6 M            0           $0
Equity Fund, S&P      investment
500 Index Fund        vehicles

                      Other accounts        48     $11,858.0 M           0           $0


----------
/1/ Quantitative Equity Index accounts are managed on a team basis, headed by Kurt Zyla and Denise Krisko (both domestic and international). Lloyd Buchanan and Todd rose manage the international accounts. Robert McCormack manages the domestic index accounts. Subadvisory assets are included in the registered Investment company category.

Robert McCormack*,    Registered            10     $2,315.7 M            0           $0
                      investment
                      companies

International         Other pooled          10     $5,832.9 M            0           $0
Equity Fund, S&P      investment
500 Index Fund        vehicles

                      Other accounts        37     $9,957.5 M             0          $0

Todd Rose*,           Registered            25     $1,348.9 M            0           $0
                      investment
                      companies

International         Other pooled           1     $510.7 M              0           $0
Equity Fund, S&P      investment
500 Index Fund        vehicles

                      Other accounts        11     $1,900.5 M            0           $0

William C. McClean    Registered             0     $ 0                   0           $0
III*/1/,              investment
                      companies

Large Cap Value Fund  Other pooled           1     $ 110.6  M            0           $0
                      investment
                      vehicles

                      Other accounts     3,690     $ 2,542.5 M           0           $0

George D. Baker*,     Registered             0     $ 0                   0           $0
                      investment
                      companies

Large Cap Value Fund  Other pooled           1     $ 110.6  M            0           $0
                      investment
                      vehicles

                      Other accounts     3,690     $ 2,542.5 M           0           $0

Edward B. White,      Registered             0     $ 0                   0           $0
                      investment
                      companies

Multi-Cap Equity      Other pooled           1     $ 63.8 M              0           $0
Fund, Small Cap       investment
Core Equity Fund      vehicles

                      Other accounts     1,545     $ 995.1M              0           $0


----------
/1/  Estabrook accounts are team-managed.

Arthur Weise,         Registered             0     $ 0                   0           $0
                      investment
                      companies

Small Cap Growth      Other pooled           0     $ 0                   0           $0
Fund                  investment
                      vehicles

                      Other accounts         2     $ 3.5 M               0           $0

Todd Briddell*/1/,    Registered             5     $378 M                            $
CFA                   investment
                      companies

Global Real Estate    Other pooled           2     $27 M                             $
Fund                  investment
                      vehicles

                      Other accounts        49     $2,194 M                          $

Peter Zabierek*,      Registered             5     $378 M                            $
CFA                   investment
                      companies

Global Real Estate    Other pooled           2     $27 M                             $
Fund                  investment
                      vehicles

                      Other accounts        49     $2,194 M                          $

Dean Frankel*, CFA    Registered             5     $378 M                            $
                      investment
                      companies

Global Real Estate    Other pooled           2     $27 M                             $
Fund                  investment
                      vehicles

                      Other accounts        49     $2,194 M                          $

Nancy Angell*/2/,     Registered                   $                                 $
                      investment
                      companies

Municipal Enhanced    Other pooled                 $                                 $
Yield Fund            investment
                      vehicles

                      Other accounts     6,856     $6,405 M                          $


----------
/1/  Urdang REIT accounts are team-managed

/2/  GWK tax-exempt accounts are team-managed

John Fox*,            Registered                   $                                 $
                      investment
                      companies

Municipal Enhanced    Other pooled                 $                                 $
Yield Fund            investment
                      vehicles

                      Other accounts     6,856     $6,405 M                          $

Martin Tourigny*,     Registered                   $                                 $
                      investment
                      companies

Municipal Enhanced    Other pooled                 $                                 $
Yield Fund            investment
                      vehicles

                      Other accounts     6,856     $6,450 M                          $


* The information set forth above reflects information about other accounts managed by a team, committee, or other group that includes the portfolio manager. The portfolio manager does not individually manage any registered investment companies, pooled investment vehicles or other accounts.

     The following table sets forth the dollar range of each portfolio manager's beneficial share ownership in the Funds, as of December 31, 2006:


                                                                Dollar Range of Shares Owned in
Name of Portfolio Manager   Name of Fund Owned                  the Fund
--------------------------  ---------------------------------   -----------------------------------
Thomas G.  Bosh             Enhanced Income Fund                $100,001-$500,000


William D. Baird            Intermediate Government Fund,        None

                            U.S. Bond Market Index Fund          None

Patrick K. Byrne            Core Bond Fund                       $1-$10,000

Colleen M. Frey             Intermediate New York Tax-Exempt     Over $1,000,000
                            Fund

Jeffrey B. Noss             Intermediate Tax-Exempt Fund         $50,001-$100,000

Kurt Zyla                   International Equity Fund            None

                            S&P 500 Index Fund                   $100,001-$500,000

Lloyd Buchanan              International Equity Fund            $50,001-$100,000

                            S&P 500 Index Fund                   $10,001-$50,000

Denise Krisko               International Equity Fund            $10,001-$50,000

                            S&P 500 Index Fund                   None

Robert McCormack            International Equity Fund            None

                            S&P 500 Index Fund                   $50,001-$100,000

Todd Rose                   International Equity Fund            None

                            S&P 500 Index Fund                   None

Irene O'Neill               Large Cap Equity Fund                $50,001-$100,000

                            Large Cap Growth Fund                None

William C. McClean III      Large Cap Value Fund                 $50,001-$100,000

George D. Baker             Large Cap Value Fund                 $100,001-$500,000

Edward B. White             Multi-Cap Equity Fund                $100,001-$500,000

                            Small Cap Core Equity Fund           $50,001-$100,000

Arthur Weise                Small Cap Growth Fund                $1-$10,000

Todd Briddell               Global Real Estate Securities Fund   None

Peter Zabierek              Global Real Estate Securities Fund   None

Dean Frankel                Global Real Estate Securities Fund   None

Nancy Angell                Municipal Enhanced Yield Fund        None

John Fox                    Municipal Enhanced Yield Fund        None

Martin Tourigny             Municipal Enhanced Yield Fund        None


     Description of Material Conflicts of Interest

     The portfolio managers listed in each Fund's prospectus manage multiple portfolios for multiple clients. These accounts may include investment companies, separate accounts (assets managed on behalf of individuals and institutions such as pension funds, insurance companies and foundations), and bank collective and common trust accounts. Each portfolio manager generally manages portfolios having substantially the same investment style as the relevant Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund(s) managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolio or Funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers (see "Compensation") generally does not provide any incentive to favor one account over another because that part of a manager's bonus based on performance is not based on the performance of one account to the exclusion of others.

     Compensation

     The Bank of New York and Affiliated Sub-Advisors. As of December 31, 2006, for portfolio managers employed by Bank of New York or a Bank of New York affiliate, compensation generally consisted of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers were eligible for the standard retirement benefits and health and welfare benefits available to all Bank employees and those of its affiliated sub-advisors.

     In the case of portfolio managers responsible for managing BNY Hamilton Funds and managed accounts, the method used to determine their compensation is the same for all Funds and investment accounts. A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account The Bank of New York's analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

     A portfolio manager's bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the Fund(s) managed by the portfolio manager relative to expectations for how the Fund(s) should have performed, given its/their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio(s) of the Fund(s). For each Fund, the performance factor depends on how the portfolio manager performs relative to the Fund's benchmark and the Fund's peer group, over one-year and three-year time periods. While the performance of other accounts by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the Fund(s) managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager's overall performance. Additional factors include the portfolio manager's contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

     Seix Advisors. Trusco Capital Management Inc. ("Trusco"), acting through its fixed income division, Seix Advisors, is the sub-advisor of the High Yield Fund. As of December 31, 2006, the compensation structure of portfolio managers employed by Trusco is determined by Trusco in accordance with its own internal policies, which is summarized by Trusco as follows: Portfolio managers are paid competitive salaries by Trusco. In addition, they receive bonuses based on the pre-tax performance of the accounts managed by the portfolio manager relative to the applicable account benchmark over a calendar year. The relative mix of compensation represented by investment results bonuses and salary will vary depending on the individual's results, contributions to the organization, and other factors.

                                 ADMINISTRATORS

     Administrator. The Bank of New York also serves as the Funds' administrator (the "Administrator") pursuant to an administration agreement between BNY Hamilton, with regard to certain of its series, including the Funds, and The Bank of New York (the "Administration Agreement"), and assists generally in supervising the operations of the Funds. The Administrator's offices are located at 101 Barclay Street, New York, NY 10286. Pursuant to the Administration Agreement, subject to the general direction and control of the Directors, the Administrator has agreed to provide administrative services necessary for the operation of the Funds, including, but not limited to, the following: prepare minutes of Board meetings and assist the Secretary in preparation for Board meetings; perform for each Fund compliance tests and issue compliance summary reports; participate in the periodic updating of the Funds' registration statements and Prospectuses; coordinate the preparation, filing, printing and dissemination of periodic reports and other information to the SEC and the Funds' shareholders, including proxy statements, annual and semi-annual reports to shareholders, Form N-SAR, Form N-CSR, Form N-Q, Form N-PX and notices pursuant to Rule 24f-2 under the 1940 Act; prepare work papers supporting the preparation of federal, state and local income tax returns for the Funds for review and approval by the Funds' independent auditors; perform ongoing wash sales review; prepare and file Form 1099s with respect to the Funds' Directors, upon the approval of the Treasurer of BNY Hamilton; prepare and, subject to approval of the Treasurer, disseminate to the Board quarterly unaudited financial statements and schedules of the Funds' investments and make presentations to the Board, as appropriate; subject to approval of the Board, assist the Funds in obtaining fidelity bond and directors and officers/errors and omissions insurance coverage; prepare statistical reports for outside information services (e.g., IBC/Donoghue, ICI, Lipper Analytical and Morningstar); attend shareholder and Board meetings as requested; subject to review and approval by the Treasurer, establish appropriate expense accruals, maintain expense files and coordinate the payment of invoices for the Funds; and provide an employee of the Administrator designated by the Board to serve as Chief Compliance Officer, together with all necessary support staff, expenses and facilities. Under the Administration Agreement, the Administrator shall not provide any services relating to (i) the investment advisory functions of the Funds, (ii) the distribution of shares of the Funds or (iii) any functions normally performed by counsel or auditors of the Funds unless acting in that capacity pursuant to another contractual relationship with the Funds.

     The Bank of New York was appointed as the Administrator to the Funds effective June 30, 2005. Prior to June 30, 2005, the Funds' administrator was BNY Hamilton Distributors, Inc., an indirect wholly owned subsidiary of The BISYS Group, Inc., 105 Eisenhower Parkway, Roseland, New Jersey 07068. Through June 30, 2004, the Enhanced Income Fund paid the former administrator an annual fee, accrued daily and payable monthly, of 0.10% of its average daily net assets. All other Funds paid the former administrator an annual fee, accrued daily and payable monthly, of 0.20% of their respective average daily net assets. Effective July 1, 2004, these fees for Enhanced Income Fund were reduced to 0.09% of the first $3 billion of the Fund's respective average daily net assets and 0.075% of the Fund's respective average daily net assets in excess of $3 billion. Effective July 1, 2004, these fees for all other Funds were reduced to 0.125% of the first $300 million of each Fund's respective average daily net assets and 0.10% of each Fund's respective average daily net assets in excess of $300 million.

     Effective July 1, 2005, the Enhanced Income Fund has paid the Administrator compensation at the fixed annual rate of 0.07% and the other Funds have paid the Administrator compensation at the fixed annual rate of 0.10% of each Fund's average daily net assets, plus out-of-pocket expenses incurred by the Administrator in performing its duties under the Administration Agreement. Such compensation is accrued daily and paid monthly. In addition, each Fund pays on a quarterly basis to the Administrator a prorated portion of the annual fee of $150,000 charged to BNY Hamilton as compensation for the provision of the Chief Compliance Officer and related staff, facilities and expenses to BNY Hamilton.

     Pursuant to the Administration Agreement, the Funds have paid the following amounts as administration fees to the Administrator (or former administrator)* during the last three fiscal years:

                                           2004*      2005*         2006
                                         --------   --------      --------
BNY Hamilton Core Bond Fund
Gross Administration Fees                $743,792   $478,195      $378,238
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                  $743,792   $478,195      $378,238
BNY Hamilton Enhanced Income Fund
Gross Administration Fees                $406,271   $157,277      $ 57,890
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                  $406,271   $157,277      $ 57,890
BNY Hamilton Global Real Estate
Securities Fund
Gross Administration Fees                     N/A        N/A      $    [_]/1/
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                       N/A        N/A      $    [_]

                                           2004*      2005*         2006
                                         --------   --------      --------
BNY Hamilton High Yield Fund
Gross Administration Fees                $219,256   $199,017      $194,947
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                  $219,256   $199,017      $194,947
BNY Hamilton Intermediate Government
Fund
Gross Administration Fees                $198,785   $136,747      $116,636
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                  $198,785   $136,747      $116,636
BNY Hamilton Intermediate New York
Tax-Exempt Fund
Gross Administration Fees                $173,540   $128,191      $113,184
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                  $173,540   $128,191      $113,184
BNY Hamilton Intermediate Tax-Exempt
Fund
Gross Administration Fees                $445,239   $296,448      $232,071
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                  $445,239   $296,448      $232,071
BNY Hamilton International Equity Fund
Gross Administration Fees                $285,181   $290,903      $378,081
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                  $285,181   $290,903      $378,081
BNY Hamilton Large Cap Equity Fund
Gross Administration Fees                $594,369   $423,608      $394,409
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                  $594,369   $423,608      $394,409
BNY Hamilton Large Cap Growth Fund
Gross Administration Fees                $569,161   $306,119      $186,061
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                  $569,161   $306,119      $186,061
BNY Hamilton Large Cap Value Fund
Gross Administration Fees                $280,033   $310,611      $344,810
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                  $280,033   $310,611      $344,810
BNY Hamilton Multi-Cap Equity Fund
Gross Administration Fees                $ 87,505   $ 71,799      $ 66,929
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                  $ 87,505   $ 71,799      $ 66,929
BNY Hamilton Municipal

                                           2004*      2005*         2006
                                         --------   --------      --------
Enhanced Yield Fund
Gross Administration Fees                     N/A   $    [_]/2/   $  5,024
Fee Waivers/Reimbursements                    N/A   $    [_]           N/A
Net Administration Fees                       N/A   $    [_]      $  5,024
BNY Hamilton S&P 500 Index Fund
Gross Administration Fees                $166,837   $171,743      $129,737
Fee Waivers/Reimbursements               $ 51,928        N/A           N/A
Net Administration Fees                  $114,909   $171,743      $129,737
BNY Hamilton Small Cap Core Equity
Fund
Gross Administration Fees                     N/A   $ 50,559/3/   $168,212
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                       N/A   $ 50,559      $168,212
BNY Hamilton Small Cap Growth Fund
Gross Administration Fees                $999,680   $749,662      $362,242
Fee Waivers/Reimbursements                    N/A        N/A           N/A
Net Administration Fees                  $999,680   $749,662      $362,242
BNY Hamilton U.S. Bond Market Index
Fund
Gross Administration Fees                $184,101   $106,622      $ 85,605
Fee Waivers/Reimbursements               $ 54,563        N/A      $     65
Net Administration Fees                  $129,538   $106,622      $ 85,540

* The amounts set forth in this table reflect fees received by BNY Hamilton Distributors, Inc., the former administrator to the Funds, for periods prior to June 30, 2005.
/1/ Reflects administration fees paid for the period from December 29, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.
/2/ Reflects administration fees paid for the period from December 30, 2005 (the date of the Fund's commencement of operations) to December 31, 2005.
/3/ Reflects administration fees paid for the period from March 2, 2005 (the date of the Fund's commencement of operations) to December 31, 2005.

          The Administration Agreement between BNY Hamilton and the Administrator may be renewed or amended by the Directors without a shareholder vote, but only by a written agreement of BNY Hamilton and the Administrator. The Administration Agreement shall continue until terminated by either the Administrator giving to the Fund, or the Fund giving to the Administrator, a notice in writing specifying the date of such termination, which date shall not be less than 90 days after the date that the notice was given.

          Sub-Administrator. The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, the Administrator entered an agreement appointing BISYS (the "Sub-Administration Agreement") as sub-administrator (the "Sub-Administrator"). BISYS is an indirect wholly owned subsidiary of The BISYS Group, Inc. and is located at 3435 Stelzer Road, Columbus, Ohio 43219. Under the Sub-Administration Agreement, BISYS performs the following administrative functions in its role as Sub-Administrator: provides compliance support and oversight, including compliance testing, reporting to the Chief Compliance Officer on compliance testing, joint regulatory oversight, Board support as requested, oversight of BNY Hamilton's transfer agent and Distributor, oversight of annual anti-money laundering review, and support for legal administration services as requested; reviews daily and monthly Compliance Management Reports; tests conformity of compliance restrictions and limitations within the then-current registration statement, and annually conducts an independent review of the Compliance Matrix against the investment policies and other stated policies in the Funds' registration statement; reviews at least annually the Pre-Trade System and Procedures for Manual Tests of the Investment Advisor(s); conduct semi-annual compliance training for Fund portfolio managers; provides ongoing consulting to assist the Administrator with any compliance questions or issues; supports the Administrator's preparation of (i) the annual update to the Funds' registration statement, (ii) other amendments to the Funds' registration statement and supplements to Prospectuses and Statement of Additional Information and (iii) the holding of Annual or Special Meetings of shareholders and preparation of proxy materials relating thereto, and files any of the foregoing with the SEC upon the request of BNY Hamilton; prepares such reports, applications and documents as may be necessary or desirable to register the shares with state securities authorities, monitors the sale of shares for compliance with state securities laws, and files with the appropriate state securities authorities the registration statements and reports and all amendments thereto, as may be necessary or convenient to register and keep effective the registration of the Funds and their shares with state securities authorities; coordinates the distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinates the solicitation and tabulation of proxies (including any annual meeting of shareholders); assists with the design, development, and operation of the Funds, including new classes, investment objectives, policies and structure, and provides consultation related to legal and regulatory aspects of the establishment, maintenance, and liquidation or dissolution of Funds; obtains and maintains fidelity bonds and directors and officers/errors and omissions insurance policies for BNY Hamilton and files fidelity bonds and any notices with the SEC as required under the 1940 Act, to the extent such bonds and policies are approved by the Board; maintains corporate records on behalf of BNY Hamilton; manages the preparation process for Board meetings by (i) coordinating Board book preparation, production and distribution, (ii) preparing Board meeting and committee meeting agendas, resolutions and minutes, (iii) preparing the relevant sections of the Board materials required to be prepared by BISYS, (iv) assisting to gather and coordinate special materials related to annual contract renewals and approval of Rule 12b-1 plans and related matters, (v) attending Board meetings and recording the minutes, and (vi) performing such other Board meeting functions as agreed in writing; reviews proxy statements prepared by counsel; and provides officers of BNY Hamilton, other than officers required to certify certain SEC filings under the Sarbanes-Oxley Act of 2002.

     For services provided under the Sub-Administration Agreement, the Administrator has agreed to pay the Sub-Administrator annual compensation equal to: (A) an accounting fee of $60,000 per BNY Hamilton series for which it provides sub-administrative services, including the Funds, plus (B) 25% of the difference between (i) the aggregate administration fee payable to the Administrator under the Administration Agreement and (ii) the amount set forth in clause (A) above. Prior to June 30, 2005, Bisys Hamilton Distributors, Inc., an affiliate of BISYS, served as administrator to the Funds, as described above. BISYS was appointed as Sub-Administrator to the Funds, effective June 30, 2005, in connection with the appointment of The Bank of New York as the Administrator to the Funds. Therefore, for periods prior to June 30, 2005, BISYS did not receive sub-administration fees from The Bank of New York, but as described above, BNY Hamilton Distributors, Inc. received administration fees from the Funds for its services as administrator to the Funds.

     The Sub-Administrator is not an affiliated person of the Administrator (as defined in the1940 Act). As described below, the Sub-Administrator also serves as the transfer agent to the Funds. In addition, the Sub-Administrator and the Distributor are both indirect wholly-owned subsidiaries of The BISYS Group, Inc.

     Cash Management and Related Services. The Bank of New York also provides certain cash management and related services to the Funds pursuant to a Cash Management and Related Services Agreement with BNY Hamilton, on behalf of the Funds. For those services, each Fund pays The Bank of New York certain fees and out-of-pocket expenses incurred by The Bank of New York in performing its obligations under the Cash Management and Related Services Agreement.

     Pursuant to the Cash Management and Related Services Agreement, the Funds have paid the following amounts to The Bank of New during the last three fiscal years:

                                              2004     2005      2006
                                             ------   ------    ------
BNY Hamilton Core Bond Fund                  $6,341   $5,774    $4,486
BNY Hamilton Enhanced Income Fund            $5,699   $2,495    $  983
BNY Hamilton Global Real Estate Securities
   Fund                                         N/A      N/A    $    0*

BNY Hamilton High Yield Fund                 $1,848   $2,320    $2,336
BNY Hamilton Intermediate Government Fund $1,639 $1,592 $1,387 BNY Hamilton Intermediate New York Tax-
   Exempt Fund                               $1,451   $1,493    $1,349
BNY Hamilton Intermediate Tax-Exempt Fund    $3,681   $3,447    $2,750
BNY Hamilton International Equity Fund       $2,392   $3,406    $4,575
BNY Hamilton Large Cap Equity Fund           $4,954   $5,055    $4,696
BNY Hamilton Large Cap Growth Fund           $4,708   $3,534    $2,179
BNY Hamilton Large Cap Value Fund            $2,378   $3,634    $4,138
BNY Hamilton Multi-Cap Equity Fund           $  724   $  838    $  793
BNY Hamilton Municipal Enhanced Yield
   Fund                                         N/A   $    0**  $   62
BNY Hamilton S&P 500 Index Fund              $1,396   $2,011    $1,545
BNY Hamilton Small Cap Core Equity Fund         N/A   $  621*** $2,056
BNY Hamilton Small Cap Growth Fund           $8,874   $9,335    $3,874
BNY Hamilton U.S. Bond Market Index Fund     $1,473   $1,240    $1,015

* Reflects fees paid for the period from December 29, 2006 (the date of the Fund's commencement of operations) to December 31, 2006 under the Cash Management and Related Services Agreement.
** Reflects fees paid for the period from December 30, 2005 (the date of the Fund's commencement of operations) to December 31, 2005 under the Cash Management and Related Services Agreement.
*** Reflects fees paid for the period from March 2, 2005 (the date of the Fund's commencement of operations) to December 31, 2005 under the Cash Management and Related Services Agreement.

                                   DISTRIBUTOR

     BNY Hamilton Distributors, Inc., 100 Summer Street, Boston, Massachusetts 02110, an indirect wholly-owned subsidiary of The BISYS Group, Inc., acts as each Fund's exclusive distributor (the "Distributor") and holds itself available to receive purchase orders for Fund shares pursuant to a distribution agreement between BNY Hamilton and the Distributor (the "Distribution Agreement"). After the expiration of the initial two-year period specified in the Distribution Agreement, the continuation of the Distribution Agreement must be specifically approved at least annually (i) by a vote of the holders of a majority of each Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Funds who are not "interested persons" of the Funds or the Distributor, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers." The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to the Funds.


     Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor may enter into dealer agreements and other selling agreements with broker dealers and other intermediaries provided that BNY Hamilton shall approve the forms of such agreements and the Distributor shall have no obligation to make any payments to any third parties, whether as finder's fees, compensation or otherwise, unless the Distributor has received a corresponding payment from the applicable BNY Hamilton Fund's 12b-1 Plan (as defined below), the Advisor or another source as may be permitted by applicable law.


     Pursuant to the Distribution Agreement, the Distributor receives payments from the BNY Hamilton Funds for distribution activities permitted and authorized under the 12b-1 Plan, which has been adopted with respect to the

Investor Class and Class A Shares, as applicable, of the Funds (as described below). In addition, the Distributor has entered into an agreement with the Advisor pursuant to which the Advisor from its own resources pays certain amounts to the Distributor in consideration of the services performed by the Distributor under the Distribution Agreement and/or such agreement with the Advisor. This includes payments made in consideration of services performed under the Distribution Agreement relating to the share classes of the Funds that have not adopted 12b-1 Plans.

     Rule 12b-1 Plan. Pursuant to Rule 12b-1 under the 1940 Act (the "Rule"), the Directors have adopted a distribution plan ("12b-1 Plan") with respect to Investor Shares of the Index Funds and with respect to Class A Shares of all other Funds. The Rule requires that a registered open-end management company wishing to act as a distributor of securities implement a written plan describing all material aspects of the distribution. The purpose of the 12b-1 Plan is to create incentives for the Distributor and other qualified broker-dealers to provide distribution assistance to their customers who are or may become investors in the Investor Shares or Class A Shares of the applicable Funds, and to defray the costs and expenses associated with the preparation, printing and distribution of prospectuses and sales literature, advertising, marketing and other promotional and distribution activities. Anticipated benefits to the Funds that may result from the adoption of the 12b-1 Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other BNY Hamilton Funds that may not pay a Rule 12b-1 fee.

     The 12b-1 Plan permits the Investor Shares and Class A Shares of the respective Funds to reimburse the Distributor for distribution expenses incurred by the Distributor in respect of such classes at a rate which shall not exceed 0.25% per annum of average daily net assets of Investor Shares or Class A Shares, as applicable. The applicable amounts are calculated and accrued daily and paid monthly or at such other intervals as the Directors and the Distributor may agree. Distribution expenses reimbursable under the 12b-1 Plan include, but are not limited to, fees paid to qualified broker-dealers and financial institutions selected by the Distributor for performance of distribution activities, telemarketing expenses, advertising costs, printing costs, and the costs of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Investor Shares or Class A Shares, as applicable. The Investor Shares or Class A Shares of a Fund, as applicable, also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Investor Shares or Class A Shares of the related Fund as the Securities and Exchange Commission construes such term under the Rule. If expenses reimbursable under the 12b-1 Plan in any given month exceed 0.25% per annum of average daily net assets of Investor Shares or Class A Shares, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Investor Shares or Class A Shares of a Fund, as applicable, will not be charged for interest, carrying or other finance charges on any reimbursable expenses that are accrued but unpaid under the 12b-1 Plan, nor will any expense be carried forward past the fiscal year in which it is accrued.

     Payments for distribution expenses under the 12b-1 Plan are subject to the conditions imposed by the Rule. Payments under the 12b-1 Plan are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan, which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares."


     The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and the 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "12b-1 Directors"). In addition, as long as the 12b-1 Plan is in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940 Act) must be selected and nominated by the non-interested Directors. The 12b-1 Plan will continue in full force from year to year, provided that it is approved at least annually by a majority of the Directors and a majority of the Rule 12b-1 Directors. The 12b-1 Plan may be terminated at any time by a vote of the majority of the Rule 12b-1 Directors. In addition, the shareholders of the Investor Shares or Class A Shares of a Fund may terminate the Rule 12b-1 Plan with respect to the applicable class by a vote of a majority of the outstanding voting securities of that class.


     The table below sets forth the 12b-1 fees that the Investor Shares and Class A Shares of the Funds paid to the Distributor during the fiscal year ended December 31, 2006. With respect to each Fund, approximately 10% of the amount shown represents compensation to broker-dealers and 90% represents payments to banks, in each case for customer support services that include (i) placing and processing customer transactions through the Distributor on an aggregated or net basis, (ii) arranging for electronic transfers of funds, (iii) fielding customer inquiries, (iv) forwarding shareholder communications from the Funds to customers, and (v) such similar or related services as the Distributor may request.


                                                                                   12b-1 Fees
                                                                   Gross Amount    Returned to
                                                                    Received by   the Funds by   Amount Retained
Name of Fund                                    Applicable Class    Distributor    Distributor   by Distributor*
---------------------------------------------   ----------------   ------------   ------------   ---------------
BNY Hamilton Core Bond Fund                      Class A             $  7,803       $      0         $  7,803
BNY Hamilton Enhanced Income Fund                Class A             $  5,686       $      0         $  5,686
BNY Hamilton High Yield Fund                     Class A             $  2,376       $      0         $  2,376
BNY Hamilton Intermediate Government Fund        Class A             $ 17,449       $      0         $ 17,449
BNY Hamilton Intermediate New York Tax-Exempt
   Fund                                          Class A             $ 47,087       $      0         $ 47,087
BNY Hamilton Intermediate Tax-Exempt Fund        Class A             $  3,979       $      0         $  3,979
BNY Hamilton International Equity Fund           Class A             $ 12,207       $      0         $ 12,207
BNY Hamilton Large Cap Equity Fund               Class A             $ 71,588       $      0         $ 71,588
BNY Hamilton Large Cap Growth Fund               Class A             $ 19,211       $      0         $ 19,211
BNY Hamilton Large Cap Value Fund                Class A             $  2,841       $      0         $  2,841
BNY Hamilton Multi-Cap Equity Fund               Class A             $167,322       $(56,104)        $111,218
BNY Hamilton S&P 500 Index Fund                  Investor Class      $  2,349       $      0         $  2,349
BNY Hamilton Small Cap Growth Fund               Class A             $ 61,042       $ (1,191)        $ 59,851
BNY Hamilton U.S. Bond Market Index Fund         Investor Class      $    541       $      0         $    541
BNY Hamilton Global Real Estate Securities
   Fund                                          Class A                  N/A**          N/A**            N/A**
BNY Hamilton Small Cap Core Equity Fund          Class A             $  4,299       $   (870)        $  3,429

* Retained by Distributor and utilized for approved distribution-related expenditures as described above.

** Reflects 12b-1 fees paid by Class A Shares of the Fund for the period from December 29, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

     In addition, the Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers who are shareholders of the Fund. These administrative services include: maintaining a master account with the Funds' transfer agent on behalf of client customers and maintaining records with respect to shares purchased and redeemed and share balances; disbursing or crediting redemption and/or dividend proceeds to clients; preparing client account statements; transmitting proxy materials, financial reports and other information required to be sent to shareholders under the federal securities laws deemed by the Funds to be necessary and proper for receipt by all Fund beneficial shareholders; and transmitting purchase and redemption orders on behalf of clients. As of the date of this Statement of Additional Information, the Advisor has in place arrangements to make such additional payments to the following companies or their affiliates: Brown Brothers Harriman & Co., Charles Schwab & Co., Inc., Chicago Mercantile Exchange Holdings, Inc., JPMorgan Chase & Co., Putnam Investments, SunGard Data Systems, Inc., The Vanguard Group and Wachovia Corporation. Additional firms may be added to this list from time to time. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents. The percentage generally will not exceed 0.15% per annum; however, with respect to Wachovia Corporation and its subsidiaries serving as record keeper to the Advisor's retirement plans, such percentage will not exceed 0.55% per annum. These payments may be material to dealers or other shareholder servicing agents relative to other compensation paid by the Funds and/or the Advisor or the Distributor and their affiliates and may be in addition to any distribution fees and sales charges received with respect to the Funds.

                      FUND, SHAREHOLDER AND OTHER SERVICES

     Transfer Agent and Dividend Disbursing Agent. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent for the Funds. As transfer agent, BISYS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. BISYS is also the dividend disbursing agent for the Funds.

     Custodian and Fund Accounting Agent. The Bank of New York, One Wall Street, New York, New York 10286, serves as the Custodian and fund accounting agent for each Fund pursuant to a custody agreement and fund accounting agreement, each between BNY Hamilton, on behalf of the Funds, and The Bank of New York (the "Custody Agreement" and "Fund Accounting Agreement," respectively), and is responsible for, among other things, holding portfolio securities and cash of the Funds, computing the net asset value of the shares of each Fund, and maintaining the books of account and records of portfolio transactions.

     For custodian services, each Fund pays to The Bank of New York certain fees and out-of-pocket expenses incurred by The Bank of New York in performing its obligations under the Custody Agreement. The Bank of New York does not receive any additional fees or other compensation from the Funds for services provided as fund accounting agent to the Funds.

     Pursuant to the Custody Agreement, the Funds have paid the following amounts to The Bank of New York during the last three fiscal years:

                                               2004      2005       2006
                                             -------   -------    -------
BNY Hamilton Core Bond Fund                  $54,128   $60,887    $80,408
BNY Hamilton Enhanced Income Fund            $43,061   $20,494    $10,792
BNY Hamilton Global Real Estate Securities
   Fund                                          N/A       N/A    $     0*
BNY Hamilton High Yield Fund                 $25,313   $20,472    $25,750
BNY Hamilton Intermediate Government Fund    $34,302   $28,133    $29,972
BNY Hamilton Intermediate New York Tax-      $18,614   $14,235    $14,452
   Exempt Fund
BNY Hamilton Intermediate Tax-Exempt Fund    $33,232   $25,539    $28,311
BNY Hamilton International Equity Fund       $26,729   $26,632    $22,565
BNY Hamilton Large Cap Equity Fund           $41,358   $38,912    $46,378
BNY Hamilton Large Cap Growth Fund           $42,181   $47,045    $39,631
BNY Hamilton Large Cap Value Fund            $28,127   $28,484    $36,122
BNY Hamilton Multi-Cap Equity Fund           $14,778   $11,831    $11,489

BNY Hamilton Municipal Enhanced Yield            N/A   $     0**  $ 3,438
   Fund
BNY Hamilton S&P 500 Index Fund              $55,283   $58,215    $38,828
BNY Hamilton Small Cap Core Equity Fund          N/A   $27,616*** $25,140
BNY Hamilton Small Cap Growth Fund           $80,832   $76,248    $59,154
BNY Hamilton U.S. Bond Market Index Fund     $27,657   $24,909    $25,071

* Reflects fees for the period from December 29, 2006 (the date of the Fund's commencement of operations) to December 31, 2006 under the Custody Agreement.
** Reflects fees paid for the period from December 30, 2005 (the date of the Fund's commencement of operations) to December 31, 2005 under the Custody Agreement.
*** Reflects fees paid for the period from March 2, 2005 (the date of the Fund's commencement of operations) to December 31, 2005 under the Custody Agreement.

     Securities Lending Agent. The Bank of New York, One Wall Street, New York, New York 10286, acts as securities lending agent for Large Cap Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Equity Fund, Global Real Estate Fund, Core Bond Fund, Large Cap Value Fund, S&P 500 Index Fund, U.S. Bond Market Index Fund, Enhanced Income Fund, Multi-Cap Equity Fund, High Yield Fund, and Small Cap Core Equity Fund pursuant to a securities lending agreement and guaranty between BNY Hamilton, on behalf of those Funds, and The Bank of New York (the "Securities Lending Agreement"). For the securities lending services it performs, The Bank of New York is entitled to a fee from the Funds for each month during the term of the Securities Lending Agreement equal to 0.07% of the weighted average daily market value of the Funds' securities loaned during the preceding calendar month. The Securities Lending Agreement may be terminated at any time by The Bank of New York or the Funds upon at least 45 days' prior written notice.

     Independent Public Accounting Firm. Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 is the registered independent public accounting firm of the Funds for the fiscal year ended December 31, 2006. The independent auditors of the Funds must be approved annually by the Audit Committee and the Board. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders.

                                 CODE OF ETHICS

     BNY Hamilton, the Advisor, the sub-advisors and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent its personnel from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to pre-clear certain transactions and to report certain transactions on a regular basis.

                              PROXY VOTING POLICIES

     The Funds have delegated the responsibility to vote proxies related to Fund portfolio securities to the Advisor. The Board of Directors has reviewed and approved the proxy voting policies and procedures that the Advisor follows when voting proxies on behalf of the Funds. The Advisor's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix B.

     Information on how the Funds have voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-426-9363 and (2) on the SEC's website at http://www.sec.gov no later than August 31 of each year.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

          Each Fund views information about portfolio holdings as sensitive and, pursuant to a policy governing the disclosure of the Funds' portfolio holdings, limits the dissemination of material non-public holdings information to circumstances in accordance with the guidelines outlined below. The Board of Directors has approved this policy and will be asked to approve any material amendments to this policy.


     1. Each Fund will provide a full list of its holdings as of the end of the Fund's fiscal quarter on BNY Hamilton's website (http://www.bnyhamilton.com) 60 days after its fiscal quarter-end;

     2. Each Fund will provide its top ten holdings as of the end of the calendar quarter on BNY Hamilton's website 15 days or more after the calendar quarter-end;

     3. Each Fund will provide summary composition data derived from Fund holdings information as of the end of the calendar quarter on BNY Hamilton's website 15 days or more after the calendar quarter-end;


     4. Each Fund will provide material non-public holdings information to third parties that (i) calculate information derived from holdings for use either by the Advisor or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and (ii) enter into agreements that specify that (a) holdings information will be kept confidential, (b) no employee shall use the information for his or her personal benefit, (c) the firms certify their information security policies and procedures, and (d) the nature and type of information that may be disclosed to third parties shall be limited;

     5. Except as discussed below, each Fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on BNY Hamilton's website (as described in the Funds' Prospectuses); and


     6. Thirty days after the end of each month, the Funds will make publicly available upon request an uncertified, complete schedule of their portfolios. Please contact 1-800-426-9363 to obtain a copy. In order to receive the Funds' schedule, any requesting party shall be required to make such request each time that the requester would like to receive a schedule (i.e., there can be no standing arrangement under which a recipient receives the Funds' schedule whether or not a formal request was made).

     The information referenced in (1), (2) and (3) above, will be available on the website until disclosed in the Fund's Form N-CSR or Form N-Q that is filed with the SEC for the relevant period.

     The entities that may receive the information described in (4) above are:
(i) Morningstar, Inc. (full holdings quarterly, 25 days after quarter-end); (ii) Lipper (full holdings quarterly, 25 days after quarter-end); (iii) S&P (full holdings quarterly, 25 days after quarter-end) and (iv) Thomson Financial (full holdings quarterly, 25 days after quarter-end). In addition, Morningstar, Lipper, Thomson Financial, S&P, the Investment Company Institute and Value Line each receive each Fund's top ten holdings and industry breakdowns on a quarterly basis, one month after quarter end.


     Employees of The Bank of New York (in its capacity as the Funds' Advisor), of the Sub-Advisors, and of their respective affiliates, who are access persons under the BNY Hamilton Funds' Code of Ethics, have access to Fund holdings on a regular basis (generally daily, and not subject to any time lag). In addition, The Bank of New York, in its capacity as the Funds' Custodian, Administrator, and securities lending agent; BISYS, in its capacity as the Funds' Sub-Administrator; BNY Hamilton Distributors, Inc., in its capacity as the Fund's Distributor; and FT Interactive Data, in its capacity as the foreign security pricing vendor, have access to Fund portfolio holdings on a regular basis (generally daily, and not subject to any time lag). In providing trade execution analysis to the Funds, Abel Noser receives full portfolio holdings information on a quarterly basis one business day after each quarter end. Tait, Weller & Baker LLP ("Tait Weller"), the Fund's independent registered public accounting firm, also receives portfolio holdings information on a periodic basis throughout the Funds' fiscal year as necessary in connection with its provision of services to the Funds. Such information may be provided to Tait Weller as little as one business day after the date of the portfolio holdings information provided. Institutional Shareholder Services, Inc. receives information concerning the Funds' portfolio holdings if and as necessary, and typically not subject to any time lag, in connection with its provision of proxy voting services to the Funds (see "Proxy Voting Policies" above).

     In addition, material non-public holdings information may be provided as part of the normal investment activities of the Funds to: broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Funds or the non-interested Directors; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

     The service providers to which each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed.

     The Funds may also disclose to an issuer the number of shares of the issuer (or the percentage of outstanding shares) held by the Fund. The Funds, The Bank of New York, and the Sub-Advisors will not provide portfolio holdings information to any individual, investor or other person or entity (other than those outlined above) unless specifically authorized by the BNY Hamilton Funds' Chief Compliance Officer ("CCO"). The CCO will assess each request for access on a case-by-case basis in order to determine whether the granting of such request would (i) serve a legitimate business purpose and (ii) be in the best interests of Fund shareholders.

     The CCO will make an annual report to the Fund's Board on the operation and effectiveness of the procedures and will report all approvals of disclosure requests to the Board at its next meeting after such approval.

     To the extent that a disclosure request is granted, the recipient of such information shall be required to enter into agreements that specify that (i) holdings information will be kept confidential, (ii) no employee shall use the information for their personal benefit, (iii) the firms certify their information security policies and procedures, and (iv) the nature and type of information that may be disclosed to third parties shall be limited.

     In the event portfolio holdings disclosure made pursuant to the Funds' policies and procedures present a conflict of interest between the Funds' shareholders and The Bank of New York, a Sub-Advisor, the Funds' Distributor or any other affiliated person of the Funds, the disclosure will not be made unless a majority of the independent Directors approves such disclosure.

     The Bank of New York, the Sub-Advisors, and the Funds will not receive any compensation or other consideration in connection with the disclosure of Fund portfolio holdings. The Bank of New York, the Sub-Advisors, and the Funds will not enter into any arrangements with third parties from which they would derive any benefit, monetary or other, for the disclosure of the Funds' material non-public holdings information. If, in the future, The Bank of New York, a Sub-Advisor, or the Funds desire to make such an arrangement, they would seek prior Board approval and any such arrangements would be disclosed in the Funds' Statement of Additional Information.

     It is understood that the portfolio composition of certain separate accounts managed by The Bank of New York or its affiliates may be similar to the portfolio held by one or more Funds. To the extent that such similarities do exist, the account holders and/or their representatives may obtain some knowledge as to the portfolio holdings of the Funds.

     There is no assurance that the BNY Hamilton Funds' policies on Fund portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                               PURCHASE OF SHARES

     General. Investors may open Fund accounts and purchase shares as described in each Prospectus under "Opening an Account/Purchasing Shares" (or the equivalent heading).

     Purchases In Kind. Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus applicable sales charges, if any) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Advisor or Sub-Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. The Funds generally will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities of the Funds. See "Net Asset Value."

     Each of the Funds (except for the Index Funds) offers two share classes - Class A Shares and Institutional Shares. The specific sales charges applicable to Class A Shares are described below. The Institutional Shares are not subject to any sales charges. The Index Funds offer two share classes - Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are not subject to any sales charges.

     The Distributor acts as agent in selling Class A Shares to dealers and re-allows a portion of the applicable sales charge as a concession. The Distributor generally pays each selling dealer 90% of the sales charge it receives. As a result, a dealer that sells shares of the Funds may receive more revenue from the sale of the Funds than from the sale of other mutual funds offered by such firms. From time to time, dealers who receive concessions from the Distributor may reallow all or a portion of such concession to other dealers or financial intermediaries.

     This section describes the sales charges and fees that you will pay as an investor in Class A and Investor Share classes offered by the applicable Funds.

     Global Real Estate Fund, Large Cap Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Multi-Cap Equity Fund, Small Cap Growth Fund, Small Cap Core Equity Fund, International Equity Fund

                                              Class A Shares
                       ---------------------------------------------------------
Sales Charge (Load)    A front-end sales charge will be imposed on shares
                       purchased, declining from 5.25% as indicated below.

Distribution (12b-1)   Subject to Annual Distribution fee of up to 0.25% of the
                       average daily net assets of the applicable Fund allocable to Class A Shares.

     Class A's Initial Sales Charge

                                 Front-End Sales Charge as    Front-End Sales Charge as
      Amount of Purchase         % of Offering Price/1, 2/   % of Net Amount Invested/2/   Dealer Reallowance
------------------------------   -------------------------   ---------------------------   ------------------
Less than $25,000                          5.25%                        5.54%                     4.73%
$25,000 but less than $50,000              5.00%                        5.26%                     4.50%
$50,000 but less than $100,000             4.50%                        4.71%                     4.05%
$100,000 but less than                     3.50%                        3.63%                     3.15%
$250,000
$250,000 but less than                     2.75%                        2.83%                     2.48%
$500,000
$500,000 but less than $1                  2.00%                        2.04%                     1.80%
million
$1 million or more                         None                         None                      None

/1/ The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.

/2/ Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

     Intermediate Government Fund, Core Bond Fund, High Yield Fund, Intermediate Tax- Exempt Fund, Intermediate New York Tax-Exempt Fund

                                           Class A Shares
                       ---------------------------------------------------------
Sales Charge (Load)    A front-end sales charge will be imposed on shares
                       purchased, declining from 4.25% as indicated below.

Distribution (12b-1)   Subject to Annual Distribution fee of up to 0.25% of the
                       average daily net assets of the applicable Fund allocable to Class A Shares.

     Class A's Initial Sales Charge:

                                 Front-End Sales Charge as     Front-End Sales Charge as
     Amount of Purchase          % of Offering Price/1, 2/   % of Net Amount Invested/2/   Dealer Reallowance
------------------------------   -------------------------   ---------------------------   ------------------
Less than $50,000                          4.25%                        4.44%                      3.83%
$50,000 but less than $100,000             3.75%                        3.90%                      3.38%
$100,000 but less than                     3.25%                        3.36%                      2.93%
$250,000
$250,000 but less than                     2.25%                        2.30%                      2.03%
$500,000
$500,000 but less than $1                  1.50%                        1.52%                      1.35%
million
$1 million or more                         None                         None                       None

/1/ The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.
/2/ Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

     Enhanced Income Fund

                                             Class A Shares
                       ---------------------------------------------------------
Sales Charge (Load)    A front-end sales charge will be imposed on shares
                       purchased, declining from 1.50% as indicated below.

Distribution (12b-1)   Subject to Annual Distribution fee of up to 0.25% of the
                       average daily net assets of the Enhanced Income Fund allocable to Class A Shares.

     Class A's Initial Sales Charge:

                         Front-End Sales Charge as    Front-End Sales Charge as
  Amount of Purchase     % of Offering Price/1, 2/   % of Net Amount Invested/2/   Dealer Reallowance
----------------------   -------------------------   ---------------------------   ------------------
Less than $500,000                 1.50%                       1.52%                      1.35%
$500,000 but less than             1.00%                       1.01%                      0.90%
$1 million
$1 million or more                 None                        None                       None

/1/ The offering price is the amount you actually pay for Class A Shares; it includes the front-end sales charge.
/2/ Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

     S&P 500 Index and U.S. Bond Market Index Fund

                                            Investor Shares
                       ---------------------------------------------------------
Sales Charge (Load)    No front-end sales charge.

Distribution (12b-1)   Subject to Annual Distribution fee of up to 0.25% of the
                       average daily net assets of the applicable Fund allocable to Investor Shares.

                          WAIVING CLASS A SALES CHARGE

     Shareholders who held, as of January 26, 2004, Investor Shares of any BNY Hamilton Fund whose Investor Shares have been re-designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of Class A Shares of all BNY Hamilton Funds, so long as such shareholders own Class A Shares of at least one BNY Hamilton Fund. In addition, sales charges may also be waived with respect to Class A Shares for:

     (1) investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor;

     (2) employees of the Advisor or its affiliates and any organization that provides investment advisory services to a Fund;

     (3) each Director of BNY Hamilton;

     (4) employees of the Distributor and its affiliates;

     (5) employees of legal counsel to BNY Hamilton or legal counsel to the Independent Directors;

     (6) existing shareholders who own shares in any of the BNY Hamilton Funds within their trust accounts and purchase additional shares outside of these trust relationships;

     (7) investors within wrap accounts;

     (8) investors who purchase in connection with 401(k) plans, 403(b) plans, and other employer-sponsored qualified retirement plans, or Investment Retirement Accounts; and

     (9) investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions.

     Each investor described in paragraphs (2), (3), (4), (5) (6), (8) and (9) above must identify himself or herself at the time of purchase. The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' notice to shareholders. The Funds waive Class A charges with respect to sales of Class A Shares to the types of investors described above because the sales effort involved, if any, in making such sales is negligible and/or in order to promote goodwill with employees and others with whom the Fund, or the Advisor, the Distributor, or any of their affiliates have a business relationship.

     In addition, other investors may be eligible to buy Class A Shares at reduced sales charges. The table above and in the relevant Fund's Prospectuses describe how the sales charge decreases as the amount of your investment increases. Interested parties should consult their investment representatives or call 800-426-9363 for details about such reductions. In addition, information about the availability of reduced sales charges can be found at the Fund's website. This information is free of charge, presented in a clear and prominent format, and contains hyperlinks that facilitate access to information.

     Letter of Intent. Investors may also qualify for reduced front-end sales charges on purchases of Class A Shares made within a 13-month period pursuant to a Letter of Intent (the "Letter"). This enables an investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares of any other BNY Hamilton Fund, during the 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of the BNY Hamilton Funds currently owned by the investor and purchased within the 90-day period prior to the date the Letter is signed will be credited as purchases (at their current offering prices on the date the Letter is signed) toward completion of the commitment stated in the Letter. If such shares are included, the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. An investor must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Letter.

     The Letter is not a binding obligation on the investor to purchase the full amount indicated; however, investors must include a minimum of 5% of the total amount they intend to purchase with their Letter. Such amount will be held in escrow by the Transfer Agent in Class A Shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Letter (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable that should have been paid. If not remitted within twenty days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Letter.

     Right of Accumulation. Reduced sales charges on Class A Shares can be effected by combining a current purchase of Class A Shares of a Fund with prior purchases of Class A Shares of any BNY Hamilton Fund. The applicable sales charge is based on the combined total of (1) the current purchase; and (2) the value at the public offering price at the close of business on the previous day of all BNY Hamilton Fund Class A Shares held by the shareholder. The shareholder must notify the Transfer Agent or Distributor of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by the Distributor. A Fund may terminate or amend this Right of Accumulation at any time.

     Combination Privilege. An investor may qualify for reduced sales charges on Class A Shares by combining accounts of BNY Hamilton Funds (excluding the BNY Hamilton Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by the investor as sole proprietorship. The applicable sales charge is based on the combined total of the value of the shares in each of those accounts at the public offering price at the close of business on the day preceding the purchase qualifying the investor to a reduced sales charge. The shareholder must notify the Transfer Agent or Distributor of all pertinent information regarding the accounts to be combined as well as each purchase entitling the shareholder to a reduced sales charge. This combination privilege is subject to modification or discontinuance at any time.

     Concurrent Purchases. In addition, investors may qualify for a reduced sales charge on Class A Shares by (a) combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the Funds, sold with a sales charge ("Eligible Shares"); or (b) combining concurrent purchases of shares of any class of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares. Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined existing holdings of Eligible Shares. Investors must notify the Transfer Agent or Distributor of any such purchases and holdings. This privilege is subject to modification or discontinuance at any time.

     Reinstatement Privilege. Investors may qualify for a reduced sales charge on Class A Shares if they have sold shares, but then decide to reinvest in a Fund within a 90 day period of that sale. The applicable sales load is based on amounts in excess of the value of the shares the investor sold. The shareholder must notify the Transfer Agent or Distributor, in writing, of his or her reinstatement request and provide payment within 60 days of the date the shareholder's instructions were processed. A shareholder may exercise this privilege one time during any 12-month period. If you sold shares in the Global Real Estate Fund or International Equity Fund within a 30 day period of purchase and you exercise your reinstatement privilege, you will still be charged a redemption fee. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor. In addition, exercise of this privilege does not result in a waiver of any applicable redemption fee (See "Redemption of Shares" below).

                              REDEMPTION OF SHARES


     Redemption fee. The Global Real Estate Fund and the International Equity Fund charge a 2% redemption fee on shares of the Funds redeemed or exchanged for shares of another BNY Hamilton Fund within 30 calendar days of purchase. In each case, the fee is withheld from redemption proceeds and retained by the applicable Fund in order to offset the portfolio transaction and other costs incurred by the Fund in connection with a withdrawal from the Fund. The fee is intended to deter market timing and other abusive trading to help ensure that short-term investors pay their share of a Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" in the Funds' Prospectuses. Shares of the Global Real Estate Fund and International Equity Fund held by investors for more than 30 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. See "Redemption Fee" in the Funds' Prospectuses for information regarding waivers of the Funds' redemption fees and other relevant information.


     Redemptions by Telephone. Shareholders redeeming their shares by telephone should be aware that neither the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent a Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for acting on instructions that prove to be fraudulent or unauthorized.

                               EXCHANGE OF SHARES

     Shareholders purchasing shares from a Fund may exchange those shares at the current net asset value per share for other BNY Hamilton Funds that have a similar class of shares or between Investor Shares of an Index Fund and Class A Shares of other BNY Hamilton Funds, in accordance with the terms of the current Prospectus of the Fund being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Making Exchanges/Redeeming Shares" (or the equivalent heading) in the Funds' Prospectuses. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available.

     When exchanging from Class A Shares or Investor Shares of a BNY Hamilton Fund that has no sales charge or a lower sales charge to Class A Shares of a BNY Hamilton Fund with a higher sales charge, you will pay the difference.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Tax Considerations" (or the equivalent heading) in such Fund's Prospectus.

     Determination of the net investment income for each of the Fixed Income Funds is made immediately prior to the time for determination of the Fund's net asset value on each business day, as specified under "Distributions and Tax Considerations (or the equivalent heading) in the relevant Prospectus. Net investment income for a day other than a business day is determined as of the time for determination of a Fixed Income Fund's net asset value on the immediately preceding business day. Shares of Fixed Income Funds purchased begin earning dividends on the business day immediately following the business day that the purchase is effective. See "Opening an Account/Purchasing Shares" in each Prospectus. Shares of Fixed Income Funds redeemed earn a dividend up until and including the business day that the redemption becomes effective. See "Making Exchanges/Redeeming Shares" in each Prospectus.

                                 NET ASSET VALUE

     Each of the Funds will compute its net asset value per share for each of its classes as described under "Daily NAV Calculation" (or the equivalent heading) in the relevant Prospectuses, except that net asset value of any class may not be computed by a Fund on a day in which no orders to purchase or redeem shares of such class have been received by the Fund. The net asset value per share of a Fund's shares of a particular class is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce that class's net asset value per share. Under certain circumstances, the net asset value per share of classes of shares of the Funds with higher service and/or distribution fees may be lower than the net asset value per share of the classes of shares of those Funds with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees.

     The Board of Directors has delegated to the Advisor the primary responsibility for carrying out certain functions relating to the valuation of portfolio securities and other assets held by the Funds for purposes of determining the net asset value of each Fund, including fair value pricing, pursuant to pricing procedures approved by the Board (the "Pricing Procedures").

     As described in the Prospectuses, for purposes of calculating net asset value, the Funds' investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

     Equity securities listed on a domestic securities exchange are valued at the last sale price as of the close of regular trading hours on the New York Stock Exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price. In the absence of a recorded sales price or official closing price, as applicable, securities are valued at the average of the readily available closing bid and asked prices on the exchange or NASDAQ, as applicable. Equity securities listed on a foreign exchange are valued at the last quoted sale price available before the time when a Fund's net asset value is determined. Unlisted securities are valued at the average of the most recent quoted bid and asked prices in the over-the-counter market.

     Fixed income securities with a maturity of 60 days or more, including securities listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchange or at the most recent quoted bid price in the over-the-counter market, if it is determined that such exchange or market constitutes the broadest and most representative market for the security, and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. In the case of the Tax-Exempt Fixed Income Funds, because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's books, the Funds do not expect to obtain readily available market quotations for most municipal securities. See the discussion below regarding valuation of securities for which market quotations are not readily available.

     Fixed income securities having 60 days or less to maturity are generally priced by the amortized cost method. However, such securities shall be valued by the procedures described above with respect to longer-term fixed income securities when the Advisor believes the amortized cost method is not appropriate.

     Options traded on national exchanges are valued at the last sale price, or, if there were no trades that day for a particular instrument, at the mean of the most recent bid and asked quotations. Options not listed on a national exchange, not available from a broker or brokers (who may use matrix pricing when consistent with industry practice), or not actively traded are valued at fair value as described below.

     Futures contracts generally are valued at the settlement prices quoted by market makers (or exchanges or boards of trade if such contracts are listed thereon).

     All portfolio securities and other assets initially valued in foreign currencies are converted into United States dollars at the prevailing market rates available at the time of valuation.

     As described in the Prospectuses, securities for which market quotations are not readily available (or are deemed to be unreliable) are valued at fair value as determined by the Advisor's Pricing Committee, subject to the Funds' Pricing Procedures. In determining fair value, consideration is given to the most recent closing price and other appropriate factors, including the nature of the portfolio instrument; any recent price or dealer quotation that may be available, the time elapsed since that price or quotation was established, and the circumstances when it was established; the issuer's financial condition; available analyst, media or other reports or information on the issuer, its industry and markets; recent and pending corporate developments; the nature and duration of any trading restrictions; the cost of the investment; the movement of any surrogate market for the instrument; as well as other relevant factors.

     In addition, as described in the Funds' Prospectuses, if a significant event has occurred which will, with a reasonably high probability, materially affect the value of a security since the closing price was established but before the determination of a Fund's net asset value, the security may be fair valued by the Advisor's Pricing Committee subject to the Funds' Pricing Procedures. In particular, trading in equity securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign equity securities occur between the time when the exchange or market on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with the Funds' Pricing Procedures. See "Daily NAV Calculation" (or the equivalent heading) in each Prospectus for more information regarding circumstances under which fair value pricing may be used and related information.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Investment Decisions and Portfolio Transactions. On behalf of the Funds, the Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those Funds for which a Sub-Advisor manages the Fund's investments, references in this section to the "Advisor" should be read to mean the applicable Sub-Advisor unless otherwise noted below.

     Investment decisions for the Funds and for the other investment advisory clients of the Advisor are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Advisor. Therefore, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.

     On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients, including other BNY Hamilton Funds, to the extent permitted by applicable laws and regulations, the Advisor may, but is not obligated to, aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other customers in order to obtain best execution, including lower transaction costs. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be fair and consistent with the Advisor's fiduciary and other obligations to the Funds.

     Brokerage and Research Services. Fixed income securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealers. In underwritten offerings, securities are purchased by a Fund at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased by a Fund directly from an issuer, in which case no commissions or discounts are paid. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     If a Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of exchange-traded options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Advisor for other investment advisory clients, including other Funds. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     In effecting portfolio transactions for the Funds, the Advisor seeks the best execution available. In seeking best execution, the Advisor considers all factors it deems relevant, including, without limitation: the price per unit of the security; the size of the transaction; the nature of the market for the security; the amount of the commission; the execution capability, reliability, responsiveness, reputation and financial condition of the broker-dealer involved in the transaction; and volume discounts offered by the broker-dealer. In addition, the Advisor may consider the type and quality of research services provided by the broker-dealer, as discussed below. Although the Funds may use broker-dealers that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and the Advisor will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

     The Funds paid the following amounts in brokerage commissions during the three most recently completed fiscal years:

                             Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
Name of Fund                 December 31, 2004   December 31, 2005   December 31, 2006
--------------------------   -----------------   -----------------   -----------------
Large Cap Equity Fund            $  470,423          $  551,022          $  582,774
Large Cap Growth Fund            $  847,173          $  920,081          $  326,835
Small Cap Growth Fund            $2,274,201          $2,572,586          $2,322,872
International Equity Fund        $   32,937          $  101,070          $  120,891
S&P 500 Index Fund               $   14,171          $   39,793          $    9,129
Large Cap Value Fund             $  292,898          $  363,491          $  395,884
Multi-Cap Equity Fund            $   36,763          $   35,679          $   27,320
Small Cap Core Equity Fund              N/A*         $  202,404*         $  208,805
Global Real Estate                      N/A**               N/A**        $        0**
Securities Fund

* Reflects brokerage commissions paid by the Fund for the period March 2, 2005 (the Fund's commencement of operations) through December 31, 2005.

** Reflects brokerage commissions paid by the Fund for the period December 29, 2006 (the Fund's commencement of operations) through December 31, 2006.

     Any materially significant differences between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that same Fund for either of the two previous fiscal years is generally the result of: (1) active trading strategies employed by the Advisor when responding to changes in market conditions, (2) management of cash flows into and out of the Fund as a result of shareholder purchases and redemptions, (3) volatility of the relevant market for the Fund, and/or (4) changes in the commission rates in the relevant markets. Changes in the amount of brokerage commissions paid by the Funds do not reflect material changes in the Funds' investment objectives or strategies.

     Under the Advisory and Sub-advisory Agreements and in reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined for purposes of Section 28(e)) to the Advisor or the Funds and/or other accounts for which the Advisor exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Advisor determines in good faith that the greater the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to accounts over which it exercises investment discretion. The Advisor periodically reports to the Directors regarding commissions paid by the Funds. The advisory fees paid by the Funds are not reduced because the Advisor receives such services even though the receipt of such services relieves the Advisor from expenses it might otherwise bear. Brokerage and research services provided by broker-dealers chosen by the Advisor to place the Funds' portfolio transactions may be useful to the Advisor in providing services to the Advisor's other clients, although not all of these services may be necessarily useful or of value to the Advisor in managing the Funds. Conversely, brokerage and research services provided to the Advisor by broker-dealers in connection with trades executed on behalf of other clients of the Advisor may be useful to the Advisor in managing the Funds, although not all of these services may be necessarily useful and of value to the Advisor in managing such other clients.

          Brokerage and research services provided by broker-dealers in reliance on the Section 28(e) safe harbor may take various forms, including, among other things, economic statistics and forecasting services, industry and company analyses, portfolio strategy services, and consulting services from economists and political analysts. The Advisor does, from time to time, in reliance on the
Section 28(e) safe harbor, obtain research prepared by the executing broker-dealer (i.e., "proprietary research"), and may execute transactions with broker-dealers for the Funds in order to obtain research products and services from such broker-dealers that are prepared by third parties (i.e., "third-party research"). In the case of third-party research, pursuant to recent SEC staff guidance, the Advisor may agree with broker-dealers effecting trades for the Advisor's accounts, including the Funds' accounts, that a portion of the commissions paid by the accounts will be accrued for subsequent allocation to certain research providers. The Advisor can thereafter request that the broker-dealers make payments from the accrued funds in exchange for certain third-party research.

          Affiliated Brokerage and Other Transactions. Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor may place orders for the purchase and sale of exchange-traded portfolio securities with a broker-dealer that is an affiliate of the Advisor (or a Sub-Advisor). Pursuant to the rules of the SEC, a broker-dealer that is an affiliate of the Advisor (or a Sub-Advisor) may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed "usual and customary brokerage commissions." The rules define "usual and customary brokerage commissions" to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." As required by applicable SEC rules, the Directors, including a majority of the Directors who are not "interested persons" of the Funds, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliated brokers are consistent with the foregoing standards.

          The tables below describe the commissions, if any, paid by a Fund to affiliated brokers during the fiscal year ended December 31, 2006. The Funds did not pay any commissions to affiliated brokers during the fiscal years ended December 31, 2004 and 2005.


                                                                                               % of Fund's Aggregate
                                                                                                 Dollar Amount of
                                                                            % of Fund's       Transactions Involving
                                                                        Aggregate Brokerage       the Payment of
                                                Amount of Brokerage     Commissions Paid to    Commissions Effected
                                                Commissions Paid to      Affiliated Broker      Through Affiliated
                                             Affiliated Broker During    During Fiscal Year     Broker During Fiscal
                        Name of Affiliated       Fiscal Year Ended       Ended December 31,   Year Ended December 31,
Name of Fund                  Broker            December 31, 2006s              2006                    2006
---------------------   ------------------   ------------------------   -------------------   -----------------------
Small Cap Growth Fund   BNY ConvergeEx                $8,758                   0.38%                   1.05%
                        Execution
                        Solutions, LLC

          There were no material differences in the percentage of the brokerage commissions paid to, and the percentage of transactions effected through, an affiliated broker disclosed in the table above for the fiscal year ended December 31, 2006.


          In addition, the Funds will not purchase securities during the existence of any underwriting or selling syndicate for such securities of which the Advisor, a Sub-Advisor or any of their respective affiliates is a member, except pursuant to procedures adopted by the Directors, including a majority of the Directors who are not "interested persons" of the Funds, that comply with rules adopted by the SEC and/or with applicable interpretations of the SEC staff.

          Regular Broker-Dealers. The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940
Act) or of their parents during the fiscal year ended December 31, 2006, the name of each such broker or dealer and the value of each Fund's aggregate holdings of the securities of each issuer as of December 31, 2006:


                                                                Aggregate Value of Holdings as
Name of Fund                      Name of Broker or Dealer           of December 31, 2006
----------------------------   ------------------------------   ------------------------------
BNY Hamilton Core Bond Fund    Citigroup, Inc.                              $15,598
                               Goldman Sachs Group, Inc.                    $2,812
                               Metlife, Inc.                                $1,152
                               Merrill Lynch & Co., Inc.                    $2,168
                               Morgan Stanley                               $7,014
                               Bank of America Corp.                        $7,081
                               Bear Stearns & Cos., Inc.                    $22,984
                               Lehman Brothers Holdings, Inc.               $9,121
                               Prudential Financial, Inc.                   $1,994

BNY Hamilton Enhanced Income   Bank of America Corp.                        $4,476
Fund                           Credit Suisse (USA),  Inc.                   $1,640
                               Merrill Lynch & Co., Inc.                    $2,305

BNY Hamilton Global Real       None
Estate Securities Fund

BNY Hamilton High Yield Fund   None

BNY Hamilton Intermediate      None
Government Fund

BNY Hamilton Intermediate      None
New York Tax- Exempt Fund

BNY Hamilton Intermediate      None
Tax-Exempt Fund

BNY Hamilton International     Abn Amro Holding NV                          $2,288
Equity Fund                    Alpha Bank                                   $1,237
                               Axa                                          $3,013
                               Bnp Paribas                                  $4,316
                               Credit Suisse Group                          $3,453

                               Deutsche Bank AG                             $2,988
                               Ing Groep NV                                 $3,308
                               Nomura Holdings, Inc.                        $1,591
                               Prudential Corp.                             $1,798
                               Sanpaolo Imi SpA                             $5,994
                               Societe Generale                             $3,203
                               Ubs Ag                                       $4,680
                               Zurich Financial Services AG                 $1,795

BNY Hamilton Large Cap         Bank of America Corp.                        $9,076
Equity Fund                    Citigroup, Inc.                              $10,583
                               JPMorgan Chase & Co.                         $8,308
                               Merrill Lynch & Co., Inc.                    $6,331
                               Morgan Stanley                               $5,293
                               Prudential Financial, Inc.                   $3,434
                               The Charles Schwab Corp.                     $4,061
                               Wachovia Corp.                               $5,410

BNY Hamilton Large Cap         Goldman Sachs Group, Inc.                    $1,854
Growth Fund                    The Charles Schwab Corp.                     $2,340

BNY Hamilton Large Cap         Bank of America Corp.                        $11,548
Value Fund                     Citigroup, Inc.                              $13,702
                               Goldman Sachs Group, Inc.                    $5,183
                               JPMorgan Chase & Co.                         $6,757
                               Morgan Stanley                               $6,189
                               Wachovia Corp.                               $11,390

BNY Hamilton Multi-Cap         Citigroup, Inc.                              $1,950
Equity Fund

BNY Hamilton Municipal         None
Enhanced Yield Fund

BNY Hamilton S&P 500 Index     Ameriprise Financial, Inc.                     $144
Fund                           Bank of America                               $2,622
                               BB&T Corp.                                     $260
                               Bear Stearns Cos., Inc.                        $212
                               Cigna Corp.                                    $148
                               Cincinnati Financial Corp.                      $85
                               Citigroup, Inc.                               $2,993
                               Comerica, Inc.                                 $103
                               E*Trade Financial Corp.                        $103
                               Federated Investors, Inc.                       $32
                               Franklin Resources, Inc.                       $200
                               Goldman Sachs Group, Inc.                      $931
                               Janus Capital Group, Inc.                       $46
                               JPMorgan Chase & Co.                          $1,832
                               Keycorp.                                       $165
                               Legg Mason, Inc.                               $140
                               Lehman Brothers Holdings, Inc.                 $455
                               Marsh & McLennan Cos., Inc.                    $186
                               Mellon Financial Corp.                         $193

                               Merrill Lynch & Co., Inc.                      $900
                               MetLife, Inc.                                  $491
                               Morgan Stanley                                 $945
                               Northern Trust Corp.                           $124
                               PNC Financial Services Group,
                               Inc.                                           $237
                               Prudential Financial Corp.                     $451
                               Regions Financial Corp.                        $298
                               Sovereign Bancorp, Inc.                         $96
                               State Street Corp.                             $248
                               T.Rowe Price Group, Inc.                       $125
                               The Bank of New York Co., Inc.                 $330
                               The Charles Schwab Corp.                       $215
                               Wachovia Corp.                                $1,187
                               Zions Bancorp                                  $100

BNY Hamilton Small Cap Core    None
Equity Fund

BNY Hamilton Small Cap         None
Growth Fund

BNY Hamilton U.S. Bond         Bank of America Corp.                          $360
Market Index Fund              Bear Stearns & Cos., Inc.                      $853
                               Citigroup, Inc.                                $957
                               Credit Suisse First Boston
                               USA, Inc.                                      $962
                               Goldman Sachs Group, Inc.                      $238
                               JPMorgan Chase & Co.                           $393
                               Lehman Brothers Holdings, Inc.                $1,360
                               Marsh & McLennan Cos., Inc.                     $68
                               Merrill Lynch & Co., Inc.                      $366
                               Metlife, Inc.                                  $171
                               Morgan Stanley                                 $257
                               Prudential Financial, Inc.                     $244
                               Wachovia Corp.                                 $198


          Portfolio Turnover. A change in the securities held by a Fund is known as "portfolio turnover." Unless otherwise noted in this Statement of Additional Information or in a Fund's Prospectuses, the Advisor manages the Funds without regard generally to restrictions on portfolio turnover or to the after-tax impact of portfolio turnover on the Funds. Higher portfolio turnover involves correspondingly greater expenses borne by a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. In addition, such sales may result in realization of capital gains that are taxable when distributed to shareholders of a Fund (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates), and may adversely impact a Fund's after-tax returns. See "Taxes."

          Trading in fixed income securities does not generally involve the payment of brokerage commissions, but the price paid by a Fund generally includes a payment of a profit to a dealer or a discount or concession to an underwriter in an underwritten offering, and can cause a Fund to incur other types of transaction costs, such as Custodian fees and wire charges. In addition, the use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds, and the use of futures contracts may involve the payment of commissions to futures commission merchants.

          The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

          The portfolio turnover rates for the Funds for the two most recently completed fiscal years ended December 31, 2005 and 2006 were as follows:

                                                     2005     2006
                                                     ----     ----
BNY Hamilton Core Bond Fund                           94%     108%
BNY Hamilton Enhanced Income Fund                     51%     126%
BNY Hamilton Global Real Estate Securities Fund       N/A       - /1/
BNY Hamilton High Yield Fund                          88%     101%
BNY Hamilton Intermediate Government Fund             29%      21%
BNY Hamilton Intermediate New York Tax-Exempt Fund    16%      13%
BNY Hamilton Intermediate Tax-Exempt Fund             41%      26%
BNY Hamilton International Equity Fund                11%      15%
BNY Hamilton Large Cap Equity Fund                    52%      53%
BNY Hamilton Large Cap Growth Fund                   101%      51%
BNY Hamilton Large Cap Value Fund                     43%      59%
BNY Hamilton Multi-Cap Equity Fund                    10%       7%
BNY Hamilton Municipal Enhanced Yield Fund             - /2/   68%
BNY Hamilton S&P 500 Index Fund                       49%      11%
BNY Hamilton Small Cap Core Equity Fund               12%/3/   26%
BNY Hamilton Small Cap Growth Fund                    77%     127%
BNY Hamilton U.S. Bond Market Index Fund             114%      30%

/1/  The Fund commenced operations on December 29, 2006.
/2/  The Fund commenced operations on December 30, 2005.
/3/  The Fund commenced operations on March 2, 2005.


          There were no significant variations in a Fund's portfolio turnover during the prior two fiscal years set forth in the table above.


          Except for the U.S. Bond Market Index Fund, it is anticipated that each of the Funds will have a portfolio turnover rate of less than 100% during the fiscal year ending December 31, 2007. In addition, it is anticipated that the U.S. Bond Market Index Fund will have a portfolio turnover rate of 200% or less during the fiscal year ending December 31, 2007.

                              DESCRIPTION OF SHARES


          BNY Hamilton is a registered, open-end investment company organized as a corporation under the laws of the State of Maryland on May 1, 1992. The fiscal year-end of the Funds is December 31. BNY Hamilton operates as an investment company that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of common stock. There are twenty three series of BNY Hamilton. The

Charter currently permits BNY Hamilton to issue 92,800,000,000 shares of common stock, par value $0.001 per share, of which shares have been classified as follows:


                                                             Number of Shares of
        Name of Series and Classes Thereof                    Common Allocated
--------------------------------------------------           -------------------
BNY Hamilton Core Bond Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton Enhanced Income Fund
   Institutional Shares                                              400,000,000
   Class A Shares                                                    800,000,000
BNY Hamilton Global Real Estate Securities Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton High Yield Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton Intermediate Government Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton Intermediate New York Tax-Exempt Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton Intermediate Tax-Exempt Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton International Equity Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton Large Cap Equity Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton Large Cap Growth Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton Large Cap Value Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton Multi-Cap Equity Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton Municipal Enhanced Yield Fund
   Institutional Shares                                              200,000,000
BNY Hamilton S&P 500 Index Fund
   Institutional Shares                                              200,000,000
   Investor Shares                                                   200,000,000
BNY Hamilton Small Cap Core Equity
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton Small Cap Growth Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    400,000,000
BNY Hamilton U.S. Bond Market Index Fund
   Institutional Shares                                              200,000,000
   Investor Shares                                                   200,000,000

          Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and non-assessable. For information relating to redemption and exchange rights of the Funds, including redemption of Fund shares at the option of the Funds, see "Making Exchanges/Redeeming Shares" (or the equivalent heading) in the Funds' Prospectuses, and "Redemption of Shares" and "Exchange of Shares" in this Statement of Additional Information. Each share of a Fund and class thereof shall have equal rights with respect other shares of that Fund or class with respect to the assets of BNY Hamilton pertaining to that Fund or class. The dividends payable to the holders of any Fund of class thereof (subject to any applicable rule, regulation, or order of the SEC or any other applicable law or regulation) shall be determined by the Board. See "Dividends and Distributions" in this Statement of Additional Information and "Distributions and Tax Considerations" (or the equivalent heading) in the Funds' Prospectuses for more information on the Funds' distribution policies. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.


          All classes of a Fund shall represent the same interest in BNY Hamilton and have identical voting, dividend, liquidation and other rights with any other shares of that Fund; provided, however, that any class of shares may be subject to sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees in such amounts as may be established by the Board from time to time in accordance with the 1940 Act, including Rule 18f-3 thereunder, and that any expenses related solely to a particular class of the Fund shall be borne solely by that class. In addition, in certain cases as described below, a class of a Fund may be entitled to vote separately as a class on certain matters affecting only that class.

          The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. On any matter submitted to shareholders, all shares of BNY Hamilton then issued and outstanding and entitled to vote thereon shall be voted in the aggregate and not by Fund or class with certain exceptions. Shareholders of a particular Fund or class of a Fund shall be entitled to vote separately as a Fund or class as to any matter with respect to which a separate vote of any Fund or class of a Fund, as applicable, is required by the 1940 Act or by the Maryland General Corporation Law (e.g., separate voting by a Fund would be required for the approval of an advisory agreement with respect to that Fund and separate voting by a class of a Fund would be required for the approval of a 12b-1 plan with respect to that class). If permitted by the 1940 Act and Maryland General Corporation Law, the classes of more than one Fund shall vote together as a single class on any such matter that shall have the same effect on each such class. In addition, when the matter does not affect any interest of a particular Fund or class of a Fund, then only shareholders of such other Funds or classes whose interests may be affected shall be entitled to vote thereon.


          Subject to the 1940 Act and Maryland law, Directors are elected to serve indefinite terms. The Directors may set or change the number of directors pursuant to the Bylaws and may fill vacancies on the Board of Directors; provided, however, that immediately after such appointment at least two-thirds of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

          BNY Hamilton, if requested to do so by shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting, will call a special meeting of shareholders for the purpose of voting upon the question of the removal of a Director or Directors and will assist in communications with other shareholders.

          The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that eliminates the personal liability of the Directors to BNY Hamilton or its shareholders for money damage to the maximum extent permitted by law. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the

Funds to the fullest extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Under Maryland law, shareholders of BNY Hamilton are generally not liable for the corporation's debts or obligations.


          The Board of Directors may, without shareholder approval, establish one or more additional separate series of shares of BNY Hamilton or classify shares of a Fund into one or more additional classes.


          As of March 31, 2007, no one shareholder beneficially owned 25% or more of the outstanding shares of a Fund.


          The following table sets forth the name, address and percentage of ownership of each person who is known by BNY Hamilton to own, of record or beneficially, 5% or more of any class of a Fund's outstanding shares as of March 31, 2007:


Fund/Class                %Ownership   Shareholder Name and Address
-----------------------   ----------   ------------------------------------------------
CORE BOND FUND INSTL         80.59%    POST CO 477850
SHR                                    C/O THE BANK OF NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION
                                       NEW YORK, NY 10268

CORE BOND FUND INSTL         14.41%    WENDEL CO
SHR                                    C/O THE BANK OF NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION
                                       NEW YORK, NY 10268

CORE BOND FUND A             10.63%    ALAN J HEUER
SHARES                                 375 MIDDLESEX RD
                                       DARIEN, CT 06820

CORE BOND FUND A              8.09%    HSBC SECURITIES (USA) INC.
SHARES                                 452 FIFTH AVENUE
                                       NEW YORK, NY 10018

CORE BOND FUND A              8.08%    MARGARET L GREENE JTWROS
SHARES                                 C/O EG PARTNERS
                                       503 CLELAND MILL RD
                                       NEW CASTLE, PA 16102

CORE BOND FUND A              6.00%    CHRISTOPHER GRAY
SHARES                                 1105 PARK AVENUE
                                       NEW YORK, NY 10128

CORE BOND FUND A              5.49%    JOHN M BISHOP JTWROS
SHARES                                 2 LORI COURT
                                       WOODBURY, NY 11797

ENHANCED INCOME FUND         46.08%    POST CO 477850
INSTITUTIONAL SHRS                     C/O THE BANK OF NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION
                                       NEW YORK, NY 10268

ENHANCED INCOME FUND         20.62%    WENDEL CO 196196
INSTITUTIONAL SHRS                     C/O THE BANK OF NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION
                                       NEW YORK, NY 10268

ENHANCED INCOME FUND         16.72%    ETHICAL CULTURE FIELDSTON SCHOOL
INSTITUTIONAL SHRS                     NEW YORK, NY 10023

ENHANCED INCOME FUND         45.09%    JACK M DODICK
A SHARES                               JTWROS
                                       45 TRAILS END RD
                                       WESTON, CDT 06833

ENHANCED INCOME FUND         6.68%     ALICE M GRAHAM
A SHARES                               82 BRUCE PARK AVE
                                       GREENWICH, CT 06830

GLOBAL REAL ESTATE SEC       49.88%    KARYN M DEMARCO
FUND A SHARES                          88 LOCKERBY LN
                                       WESTWOOD, NJ 07675

GLOBAL REAL ESTATE SEC       49.88%    MATTHEW J DEMARCO
FUND A SHARES                          88 LOCKERBY LN
                                       WESTWOOD, NJ 07675

GLOBAL REAL ESTATE SEC       56.59%    BNY CAPITAL CORPORATION
FUND INSTL SHARES                      NEW YORK, NY 10286

GLOBAL REAL ESTATE SEC       41.97%    POST CO 477850
FUND INSTL SHARES                      C/O THE BANK OF NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION
                                       NEW YORK, NY 10268

HIGH YIELD FUND INSTL        85.60%    POST CO 477850
SHRS                                   C/O THE BANK OF NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION
                                       NEW YORK, NY 10268

HIGH YIELD FUND INSTL        8.02%     WENDEL CO 196196
SHRS                                   C/O THE BANK OF NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION
                                       NEW YORK, NY 10268

HIGH YIELD FD A SHARES       23.92%    THOMAS M HEYMAN
                                       JTWROS
                                       14 VITKIN STREET
                                       63474 TEL AVIV ISRALE

HIGH YIELD FD A SHARES       17.11%    DANIEL S CONNOLLY
                                       JTWROS
                                       77 ASHWOOD RD
                                       SUMMIT, NJ 07901

HIGH YIELD FD A SHARES        9.67%    KEVIN J MONAHAN
                                       OLD GREENWICH, CT 06870

HIGH YIELD FD A SHARES        9.15%    THE BANK OF NEW YORK
                                       170 JOURNEYS END ROAD
                                       SOUTH SALEM, NY 10590

HIGH YIELD FD A SHARES        8.00%    KIM LIVINGSTON
                                       16 MILLSTONE CT
                                       RIDGEFIELD, CT 06877

HIGH YIELD FD A SHARES        7.47%    RALPH E ROSAMILIA
                                       MORRISTOWN, NJ 07960

INTERMEDIATE                 26.54%    MICHAEL W O'CONNELL
GOVERNMENT A SHARES                    1821 GLENNEYRE STREET
                                       LAGUNA BEACH, CA 92651

INTERMEDIATE                 12.52%    ELEANOR M DEL BENE and DONNA D. RYAN
GOVERNMENT A SHARES                    PALMER DAIRY INC
                                       EMPLOYEE PENSION PLAN & TRUST
                                       468 PALMER ROAD

INTERMEDIATE                 51.88%    POST CO 477850
GOVERNMENT INSTL SHRS                  C/O THE BANK OF NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 1066 WALL STREET STATION
                                       NEW YORK, NY 10268

INTERMEDIATE                 43.41%    WACHOVIA BANK N.A
GOVERNMENT INSTL SHRS                  1525 WEST HARRIS BLVD
                                       CHARLOTTE, NY 28262

INTERMEDIATE NY TAX          12.40%    HSBC SECURITIES (USA) INC
EXEMPT A SHARES                        452 FIFTH AVENUE
                                       NEW YORK, NY 10018

INTERMEDIATE TAX             96.57%    POST CO 477850
EXEMPT INSTL SHRS                      C/O THE BANK OF NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION
                                       NEW YORK, NY 10268

INTERMEDIATE TAX             34.46%    SYLVIA SCHEUER
EXEMPT A SHARES                        C/O TAG ASSOCIATES LLC
                                       75 ROCKEFELLER PLAZA, SUITE 900
                                       NEW YORK, NY 10019

INTERMEDIATE TAX             20.47%    SBA I & CO LLC
EXEMPT A SHARES                        C/O TAG ASSOCIATIONS LLC AS ADMIN
                                       TTEE C. BEZEM D. BEZEM P. JOSEPH
                                       75 ROCKEFELLER PLAZE, SUITE 900
                                       NEW YORK, NY 10019


INTERMEDIATE TAX             11.39%    SYLVIA SCHEUER and SIMON C. SCHUER
EXEMPT A SHARES                        UTMA NY C/O TAG ASSOCIATES LLC 75
                                       ROCKEFELLER PLAZA, SUITE 900
                                       NEW YORK, NY 10019

INTERMEDIATE TAX              8.38%    BENJAMIN D SCHEUER C/O TAG
EXEMPT A SHARES                        ASSOCIATES LLC 75 ROCKEFELLER
                                       PLAZA, SUITE 900 NEW YORK,
                                       NY 10019

INTERMEDIATE TAX              5.53%    DONNA B ZORN 28 RIDGEVIEW DRIVE
EXEMPT A SHARES                        ASHEVILLE, NC 28804

INTERMEDIATE NY TAX          86.07%    POST CO 477850 C/O THE BANK OF NEW
EXEMPT INSTL SHRS                      YORK MUTUAL FUNDS REORG DEPARTMENT
                                       PO BOX 106 WALL STREET STATION
                                       NEW YORK, NY 10268

INTERNATIONAL EQUITY         83.65%    POST CO 477850 C/O THE BANK OF NEW
INSTITUTIONAL SHRS                     YORK MUTUAL FUNDS REORG DEPT PO
                                       BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

INTERNATIONAL EQUITY          9.09%    WACHOVIA BANK N.A. 1525 WEST WT
INSTITUTIONAL SHRS                     HARRIS BLVD CHARLOTTE NC 28262

INTERNATIONAL EQUITY          5.94%    WENDEL CO 96196 C/O THE BANK OF
INSTITUTIONAL SHRS                     NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

INTERNATIONAL EQUITY         57.97%    PAULINE C METCALF 22 PARSONAGE ST
A SHARES                               PROVIDENCE, RI 02903

INTERNATIONAL EQUITY          6.62%    SUSAN E BANNON MT KISCO, NY 10549
A SHARES

LARGE CAP EQUITY             68.49%    POST CO 47850 C/O THE BANK OF NEW
INSTITUTIONAL SHRS                     YORK MUTUAL FUNDS REORG DEPARTMENT
                                       PO BOX 1066 WALL ST STATION NEW
                                       YORK , NY 10268

LARGE CAP EQUITY             26.37%    WACHOVIA BANK N.A. 1525 WEST
INSTITUTIONAL SHRS                     HARRIS BLVD CHARLOTTE, NC 28262

LARGE CAP EQUITY A           18.32%    HSBC SECURITIES (USA) INC. 452
SHARES                                 FIFTH AVENUE NEW YORK, NY 10018

LARGE CAP GROWTH             75.11%    POST CO 477850 C/O THE BANK OF NEW
INSTITUTIONAL SHARES                   YORK MUTUAL FUNDS REORG DEPT PO
                                       BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

LARGE CAP GROWTH             21.03%    WENDEL CO 196196 C/O THE BANK OF
INSTITUTIONAL SHARES                   NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

LARGE CAP GROWTH A            7.42%    MAUREEN F DEPONTE 64 ROCK RAMMON
SHARES                                 DR STAMFORD, CT 06903

LARGE CAP VALUE FUND         82.27%    POST CO 477850 C/O THE BANK OF NEW
INSTITUTIONAL SHRS                     YORK MUTUAL FUNDS REORG DEPT PO
                                       BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

LARGE CAP VALUE FUND         10.99%    WACHOVIA BANK N.A. 1525 WEST WT
INSTITUTIONAL SHRS                     HARRIS BLVD CHARLOTTE NC 28262

LARGE CAP VALUE FUND          5.37%    WENDEL CO 196196 C/O THE BANK OF
INSTITUTIONAL SHRS                     NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

LARGE CAP VALUE FUND         14.23%    PETER ASKIN UTMA NY 126 WEST 78th
A SHARES                               STREET NEW YORK, NY 10024

LARGE CAP VALUE FUND         10.56%    VICTOR ZONANA 164 BEALE RD
A SHARES                               SPECERTOWN, NY 12165

LARGE CAP VALUE FUND         10.08%    JAMES CARRINGTON LEITER COL STA
A SHARES                               MARIN MORELIA MICHOACAN MEXICO
                                       58090

LARGE CAP VALUE FUND          8.18%    PETER ASKIN UTMA NY 126 WEST 78th
A SHARES                               ST NEW YORK, NY 10024

LARGE CAP VALUE FUND          5.07%    GEORGE D BAKER 921 RIPLEY LANE
A SHARES                               OYSTER BAY, NY 11771

MULTI-CAP EQUITY A           32.78%    JUPITER & CO C/O INVESTORS BANK &
SHARES                                 TRUST PO BOX 9130 BOSTON MA 02117

MULTI-CAP EQUITY A           22.02%    WACHOVIA BANK N.A. 1525 WEST WT
SHARES                                 HARRIS BLVD CHARLOTTE NC 28262

MUNICIPAL ENHANCED           33.95%    WENDEL CO 196196 C/O THE BANK OF
YIELD INSTL SHARES                     NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

MUNICIPAL ENHANCED           28.57%    POST CO 477850 C/O THE BANK OF NEW
YIELD INSTL SHARES                     YORK MUTUAL FUNDS REORG DEPT PO
                                       BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

MUNICIPAL ENHANCED           13.73%    JUPITER & CO C/O INVESTORS BANK &
YIELD INSTL SHARES                     TRUST BOSTON, MA 02117

MUNICIPAL ENHANCED           11.47%    ATWELL CO FBO 23312000 PECK SLIP
YIELD INSTL SHARES                     STATION NEW YORK, NY 10038

MUNICIPAL ENHANCED            8.30%    CHARLES SCHWAB & CO., INC. MS
YIELD INSTL SHARES                     SF101MONT 22-241 SAN FRANCISCO, CA
                                       94104

S&P 500 INDEX FUND -         36.03%    WACHOVIA BANK N.A. 1525 WEST WT
INSTL                                  HARRIS BLVD CHARLOTTE NC 28262

S&P 500 INDEX FUND -         33.71%    POST CO 477850 C/O THE BANK OF NEW
INSTL                                  YORK MUTUAL FUNDS REORG DEPT PO
                                       BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

S&P 500 INDEX FUND -         28.47%    WENDEL CO 196196 C/O THE BANK OF
INSTL                                  NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

S&P 500 INDEX FUND -         13.17%    WILLIAM B SMITH JR AND LOUISE W
INVESTOR                               SIDES WILL OF FREDERICK H. SIDES
                                       C/O FOGARTY COHEN SELBY & NEMIROFF
                                       LLC PO BOX 2508 GREENWICH, CT
                                       06836

S&P 500 INDEX FUND -         12.11%    JOHN M BISHOP JTWROS 2 LORI CT
INVESTOR                               WOODBURY, NY 11797

S&P 500 INDEX FUND -         11.95%    MARIO BATALI 11 FIFTH AVENUE NEW
INVESTOR                               YORK, NY 10003

S&P 500 INDEX FUND -          9.15%    JOANNE WYCKOFF 710 SMOKE HOLLOW
INVESTOR                               TRAIL FRANKLIN LAKES, NJ 07417

S&P 500 INDEX FUND -          7.62%    JAMES LARK APT 2D MALVERNE, NY
INVESTOR                               11565

S&P 500 INDEX FUND -          7.57%    GEORGE G COURI UTMA NJ COURISTAN
INVESTOR                               INC TWO EXECUTIVE DRIVE FORT LEE,
                                       NJ 07024

SMALL CAP CORE               92.11%    POST CO 477850 C/O THE BANK OF NEW
EQUITY INSTITUTIONAL                   YORK MUTUAL FUNDS REORG DEPT PO
                                       BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

SMALL CAP CORE                6.56%    WENDEL CO 196196 C/O THE BANK OF
EQUITY INSTITUTIONAL                   NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

SMALL CAP CORE               22.44%    JUPITER & CO C/O INVESTORS BANK &
EQUITY FUND A SHARES                   TRUST BOSTON, MA 02117

SMALL CAP CORE               19.19%    FIFTH THIRD BANK TTEE AC
EQUITY FUND A SHARES                   01010034079323 PO BOX 3385
                                       CINCINNATI, OH 45263

SMALL CAP CORE                7.65%    PATRICIA B SPECTER TAX EXEMPT
EQUITY FUND A SHARES                   MARITAL TRUST 1 AWEST 67th ST NEW
                                       YORK, NY 10023

SMALL CAP CORE                5.99%    MORRY KALIMIAN UTMA NY 489 FIFTH
EQUITY FUND A SHARES                   AVE, 7th floor NEW YORK, NY 10017

SMALL CAP CORE                5.24%    HAROLD GILBERT KOTLER BROOKLINE,
EQUITY FUND A SHARES                   MA 02445

SMALL CAP GROWTH             79.45%    POST CO 477850 C/O THE BANK OF NEW
INSTITUTIONAL SHARES                   YORK MUTUAL FUNDS REORG DEPT PO
                                       BOX 106 WALL STREET STATION
                                       NEW YORK, NY 10268

SMALL CAP GROWTH              8.13%    WENDEL CO 96196 C/O THE BANK OF
INSTITUTIONAL SHARES                   NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION
                                       NEW YORK, NY 10268

SMALL CAP GROWTH A            7.13%    VANGUARD FIDUCIARY TRUST COMPANY
SHARES                                 VALLEY FORGE, PA 19482

SMALL CAP GROWTH A            6.86%    CHARLES SCHWAB & CO., INC. SAN
SHARES                                 FRANCISCO, CA 94104

SMALL CAP GROWTH A            5.37%    NATIONAL FINANCIAL SERVICES LLC
SHARES                                 ONE WORLD FINANCIAL CENTER NEW
                                       YORK, NY 10281

US BOND MARKET INDEX         50.43%    POST CO 477850 C/O THE BANK OF NEW
FUND - INSTL SHRS                      YORK MUTUAL FUNDS REORG DEPT PO
                                       BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

US BOND MARKET INDEX         30.33%    WENDEL CO 16196 C/O THE BANK OF
FUND - INSTL SHRS                      NEW YORK MUTUAL FUNDS REORG DEPT
                                       PO BOX 106 WALL STREET STATION NEW
                                       YORK, NY 10268

US BOND MARKET INDEX         18.83%    WACHOVIA BANK N.A. 1525 WEST WT
FUND - INSTL SHRS                      HARRIS BLVD CHARLOTTE NC 28262

US BOND MARKET INDEX         34.60%    JOHN P SAYERS 72 CAREY STREET
FUND INVESTOR SHRS                     MAHOPAC, NY 10541

US BOND MARKET INDEX         26.92%    WAYNE T KERNOCHAN UTMA MA 113
FUND INVESTOR SHRS                     BRISTOL ROAD WELLESLEY, MA 02481

US BOND MARKET INDEX         11.94%    JACQUELINE CLIFFORD 84 RAY BLVD
FUND INVESTOR SHRS                     POUGHKEEPSIE, NY 12603

US BOND MARKET INDEX          6.80%    THE BANK OF NEW YORK CHRISTOPEHR
FUND INVESTOR SHRS                     OLSEN 36 WYANDAMERE DR WOODCLIFF
                                       LAKE, NJ 07677

US BOND MARKET INDEX          5.30%    ROBERT D WACHS 418 E 59th STREET,
FUND INVESTOR SHRS                     APT 16B NEW YORK, NY 10022

                                      TAXES

     The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in a Fund.

     Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. To qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:

          1. derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from an interest in a "qualified publicly traded partnership" (as defined below);

          2. distribute with respect to each taxable year at least 90% of (a) the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and (b) net tax-exempt interest income, for such year; and

          3. diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund's investments in loan participations, the Internal Revenue Service ("IRS") may determine that the issuer is the financial intermediary or the borrower, and in the case of a Fund's investment in certain derivatives, the IRS may determine that the issuer is the counterparty or the issuer of the reference security.

     In general, for purposes of the 90% gross income requirement described in paragraph 1. above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph 1. above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph 3. above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

     Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of "qualifying income" a Fund's foreign currency gains to the extent that such income is not directly related to the trust's principal business of investing in stock or securities.

Distributions

     As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends ("Capital Gain Dividends"), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. If a Fund were to fail to distribute substantially all of its investment company taxable income or net capital gains on a timely basis in accordance with a calendar year distribution requirement, discussed below, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amount. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year or later if a Fund is permitted to elect and so elects, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid by a Fund on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

     Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund (other than exempt-interest dividends, as discussed below), regardless of whether received in cash or reinvested in additional shares. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

     For federal income tax purposes, distributions of investment income generally are taxable as ordinary income, except, for example, with respect to "qualified dividend income (described below)". Taxes on distributions of capital gains are determined by how long a Fund owned (and is treated for federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (that is, Capital Gain Dividends, as defined above) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

     The ultimate tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes in that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder's tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

     For taxable years beginning on or before December 31, 2010, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the ease of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

     In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding the excess of net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

     If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxed as regulated investment companies (collectively, "underlying funds"), and receives dividends from an underlying fund, and the underlying fund designates such dividends as "qualified dividend income," then the Fund may, in turn, designate a portion of its distributions as "qualified dividend income" as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reducing the shareholder's basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities generally is not so exempt.

     Long-term capital gain rates applicable to most individual shareholders have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets-for taxable years beginning on or before December 31, 2010.

     A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement).

     Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Sales, Exchange or Redemption of Shares

     The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares; provided further that any such loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Effects of Certain Investments

     Certain investment and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, swaps, swap options, foreign securities and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund's securities, to convert long-term capital gains into short-term capital gains, to convert short-term capital losses into long-term capital losses or to otherwise affect the character of the Fund's income. These rules, therefore, could affect the amount, timing and character of distributions to shareholders and cause differences between a Fund's book income and taxable income. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will he treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter, as a return of capital to the extent of the shareholder's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     Options and Futures Contracts. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

     Covered call writing activities of a Fund may trigger the federal income tax straddle rules of Section 1092, requiring that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not "deep in the money" generally are exempted from the straddle rules; options that are "in the money" although not "deep in the money" may give rise to qualified covered calls, and the holding period on stock underlying qualified cover calls will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

     The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

     Repurchase Agreements. The Fund's participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in "Foreign Taxes," below.

     Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes. Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be (and all zero coupon debt obligations acquired by a Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     A Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     Higher-Risk Securities. To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated by the regulated investment company as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

     Interest paid on debt obligations owned by a Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

     Certain Investments in REITs. To the extent such investments are permissible, some Funds may invest in real estate investment trusts ("REITs"). Such investments in REIT equity securities may require a Fund to accrue and to distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

     Some of the REITs in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions). Any investment in residual interests of a Collateralized Mortgage Obligation (a "CMO") that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a Fund may prevent income that would otherwise be treated as unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize unrelated business taxable income ("UBTI") if the Fund recognizes "excess inclusion income" derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).

     A charitable remainder trust ("CRT"), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under recent IRS guidance, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes "excess inclusion income," then the Fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

     Certain Investments in Partnerships. Special tax considerations apply if a Fund invests in entities taxed as partnerships. In general, the Fund will not recognize income earned by such a partnership until the close of the partnership's taxable year. However, the Fund will recognize such income as it is earned by the partnership for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such a partnership have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such partnership in order to avoid the imposition of the 4% excise tax. A Fund's receipt of a non-liquidating cash distribution from a partnership taxed as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund's adjusted basis in shares of such partnership before the distribution. A Fund that receives a liquidating cash distribution from a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund's adjusted tax basis in its interest in the partnership; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) exceeds the Fund's share of the partnership's basis in those unrealized receivables.

     Investments in Other Funds. If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxed as regulated investment companies, as well as certain investments in REITs (collectively, "underlying funds") its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that each Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

     Depending on a Fund's percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund in the shares of the underlying fund, but instead to be treated as receiving a dividend. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

     Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. Each Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

     Exempt-Interest Dividends. Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designated as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax ("AMT") purposes and for state and local purposes. If the Fund intends to qualify to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

     Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     A Fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

     Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 generally must be included in an individual's tax base for purposes of calculating the shareholder's liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation's earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year. In certain instances associated with investments comprising not more than 20% of the Intermediate Tax-Exempt

Fund's and the Intermediate New York Tax Exempt Fund's assets and not more than 50% of the Municipal Enhanced Yield Fund's assets, distributions may result in liability for federal AMT, both for individual and corporate shareholders.

     Shareholders who receive Social Security or railroad retirement benefits are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in these Funds on the federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

     Certain Funds, such as the Intermediate Tax-Exempt Fund, the Intermediate New York Tax Exempt Fund, and the Municipal Enhanced Yield Fund, primarily invest in certain types of tax-exempt interest obligations and therefore will primarily distribute exempt-interest dividends. Distributions properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes. The state or municipality where the shareholder lives may not impose state or local taxes on tax-exempt interest earned on certain bonds.

     In particular, the Intermediate New York Tax-Exempt Fund's distributions are generally derived from New York tax-exempt investments and will generally be exempt from New York State and New York City personal income taxes as well as the New York City Unincorporated Business Tax (but not the New York State corporate franchise or New York City general corporation tax), provided that the interest on such obligations is and continues to be exempt from applicable federal income taxes, New York state personal income taxes and New York City personal income and unincorporated business taxes. Distributions properly designated as derived from interest on U.S. obligations exempt from state taxation are exempt from New York State and New York city taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends paid by the Fund will generally be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on (i) New York tax-exempt investments or (ii) U.S. obligations exempt from state taxation are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes or for New York State or New York City personal income tax purposes.

     The Intermediate Tax-Exempt Fund, the Intermediate New York Tax-Exempt Fund, and the Municipal Enhanced Yield Fund may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes, and any capital gains distributed by such Funds will generally be taxable. The foregoing is a general summary of the New York tax consequences of investing in a Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

     Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") potentially could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. A Fund that indirectly invests in PFICs by virtue of the Fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

     A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

     Foreign Currency Transactions. A Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If an election is made under Section 988(a)(1)(B) of the Code, gains or loss on the foreign currency contract will be treated under the rules for options or futures contracts.

Foreign Taxation

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Fund. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt obligations, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

     If a Fund does not make the above election or if more than 50% of its assets at year end do not consist of securities of foreign corporations, the Fund's net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

     The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Non U.S. Shareholders

     In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

     However, effective for taxable years of a Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) properly designated distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Funds may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

     Special tax rules apply to distributions that a "qualified investment entity" (a "QIE") pays to foreign shareholders that are attributable to gain from the QIE's sale or exchange of "U.S. real property interests" (a "USRPI Distribution"). A Fund will be a QIE if it is both (i) a regulated investment company and (ii) a "U.S. real property holding corporation" (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled regulated investment companies and REITs). Under the Code, a "U.S. real property holding corporation" is any corporation that holds (or held during the shorter of the period during which the shareholder held such interest and the previous five-year period) "U.S. real property interests" ("USRPIs") (defined as U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations") with an aggregate fair market value equal to 50% or more of the fair market value of the corporation's real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the shorter of the period during which the taxpayer held such interest and the previous five-year period and (ii) a regulated investment company's interests in domestically controlled REITs and other regulated investment companies.

     Where a foreign shareholder has owned more than 5% of a class of shares of a fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that foreign shareholder and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a fund that is a QIE, a USRPI Distributions will be treated as ordinary income (notwithstanding any designation by the fund that such distribution is a Capital Gain Dividend) and the fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If such Fund makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the fund from a "lower-tier" REIT or regulated investment company that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the fund's percentage ownership of the "lower-tier" REIT or regulated investment company.

     Whether or not the Fund is characterized as a U.S. real property holding corporation will depend upon the nature and mix of the Fund's assets. Only the Global Real Estate Securities Fund expects to be a U.S. real property holding corporation, as defined for this purpose, and thus expects to be a QIE.

     Finally, foreign shareholders of a QIE are subject to certain "wash sale" rules to prevent foreign shareholders from avoiding the tax filing and payment obligations discussed in the previous paragraph. A foreign shareholder that disposes of stock of a regulated investment company during the 30-day period preceding a distribution that would have been treated as a USRPI Distribution and that acquires a substantially identical stock interest during the 61-day period beginning 30 days preceding the distribution must pay tax on an amount equal to the amount of the distribution that would have been taxed as a USRPI Distribution. This rule does not apply if the foreign shareholder actually receives the distribution in question, or if the stock was regularly traded on an established securities market within the U.S., provided that the investor did not own more than 5% of such stock at any time during the one-year period ending on the date of the distribution. In addition, the Treasury Department is authorized to promulgate regulations to apply similar principles in the case of "substitute dividend payments" (for example, on stock loans) to prevent avoidance of the new rules.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or dividend and certain other conditions are met, or (iii) the shares are USRPIs or the dividend is a Capital Gain Dividend that is a USRPI Distribution.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will not be subject to withholding (provided certain certification requirements are satisfied) but will be subject to U.S. federal net income taxation at regular income tax rates.

     If a beneficial holder is eligible for the benefits of a tax treaty, any effectively connected income or gain generally will be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

     Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

     Each Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as tax-exempt dividends. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will revert to 31% for amounts paid after December 31, 2010. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

     For a foreign investor to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations

     Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

     Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.


     RISK FACTORS RELATING TO INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

     The following information is a summary of special factors that may affect any Fund invested in New York Municipal Obligations and is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in New York Municipal Obligations.

     The events of September 11, 2001 had a significant impact upon the New York State economy and more directly on that of New York City. Prior to September 11, the nation's and the State's economies had been weakening, and the loss of over seventy thousand jobs in New York City as a direct result of September 11 produced material budgetary pressures, including increased budget gaps for New York City and reductions to the State surpluses.

     New York State has historically been one of the wealthiest states in the nation, maintaining the second largest state economy in the United States. The State's economy is diverse with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute important parts of the economy. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State's economy has equaled or exceeded national trends, the events of September 11 and the corporate governance scandals resulted in a much sharper downturn than the rest of the nation.

     Consistent with the recent national economic slowdown, the New York State economy is slowing as well. State private sector employment growth is projected to fall from 1.0 percent in 2006 to 0.8 percent for 2007. The State's business cycles coincide with those of the nation. Outside New York City the economy has slowed significantly. New York State personal income growth is projected to slow from 6.8 percent in 2006 to 5.6 percent in 2007, with growth in its largest component, wages and salaries, slowing from 7.5 percent in 2006 to 5.7 percent in 2007. Among the major factors slowing the economy, in additional those affecting the U.S. economy, are (i) the New York economy may be particularly sensitive to the effects of the

Federal Reserve's past interest rate increases; (ii) production cuts within the domestic auto industry represent a particular risk to upstate New York's already weakened manufacturing sector; and (iii) the continued slowdown in the State's real estate market, following several years of strong growth, could negatively effect both household wealth and the State's construction industry. New York State's unemployment rate as of February 2007 was 4.4%, down from 4.7 percent for the same period last year.

     The State has for many years imposed a very high state and local tax burden on residents relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any decline in stock market performance could adversely affect the State's income and employment levels. Higher energy prices, a weakening housing market, rising interest rates and lower corporate earnings have the potential to reduce State revenues. Furthermore, social, economic and political factors that may affect the State can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

     The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, the ability of the State, New York City, the State's political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

     On March 31, 2007, a balanced Budget for 2007-08 was approved by the State legislature. It represents a spending increase of 4.7 percent over the 2006-07 budget. The $51.6 billion budget supported by State tax dollars (the General
Fund) proposes growth in spending of 4.0 percent, as compared to 10 percent last year. The enacted budget maintains nearly $13 billion in total reserves, equal to 5.6 percent of General Fund.

     On January 31, 2007, the governor presented his 2007-08 Budget to the State legislature. The proposed 2007-08 Budget would increase General Fund spending by
4.2 percent. However, it is predicated on nonrecurring resources--using one-time resources to pay for ongoing costs, bringing the two-year total of non-recurring resources to $4.2 billion. The Office of the State Comptroller believes this practice will cause enormous pressure on the State's Financial Plan and add to the State's recurring structural deficit.

     The New York State Proposed Budget for Fiscal Year 2007-07 provides for a balanced budget of $120.6 billion and projects an operating surplus of $1.5 billion at the close of the 2006-07 fiscal year. The New York State Comptroller has stated that, although the Proposed Budget for 2007-08 is ostensibly balanced, it contains an estimated $1.2 billion in risks, including the possibility of additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the State legislature. Moreover, the Proposed Budget for 2007-08 generates out-year gaps, and after closing a structural gap in 2006-07 of $1.6 billion with the use of surplus dollars from 2005-06 and various spending and revenue actions, the State is predicted to face persistent structural imbalance through 2010-11 totaling $14.3 billion.

     State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance; however, that the legislature will enact the governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

     As of November 16, 2006, New York State's General Obligation bonds are rated AA- by Fitch Ratings, Aa3 with a "stable" outlook by Moody's Investor Service and AA with a "stable" outlook by Standard and Poor's Ratings Services. All three agencies base their ratings on the State's strong and diverse economic base, with its high debt levels, persistent out-year gaps and a politically charged budget process. A downward revision or withdrawal of such ratings, or any of them, may have an effect on the market price of New York Municipal Obligations.

     The State is party to numerous legal proceedings, involving State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could adversely affect the ability of the State to maintain a 2007-08 balanced Budget.

     Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of New York City to market its securities successfully in the public credit markets.

                             SPECIMEN PRICE MAKE-UP


     The following are computations for each Fund of the total offering price per share of each class of shares of beneficial interest of the Fund that had shares of beneficial interest outstanding as of December 31, 2006, in each case based upon its respective net asset value and shares of beneficial interest outstanding as of the close of business on December 31, 2006.

Core Bond Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $ 9.91
Maximum Initial Sales Charge (4.25% of offering price)                      0.44
                                                                          ------
Maximum offering price to public*                                         $10.35
                                                                          ======

Core Bond Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $ 9.91
                                                                          ------
Offering price to public                                                  $ 9.91
                                                                          ------

Enhanced Income Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $ 1.98
Maximum Initial Sales Charge (1.50% of offering price)                      0.03
                                                                          ------
Maximum offering price to public*                                         $ 2.01
                                                                          ======

Enhanced Income Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $ 1.98
                                                                          ------
Offering price to public                                                  $ 1.98
                                                                          ------

Global Real Estate Securities Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $10.00
Maximum Initial Sales Charge (5.25% of offering price)                      0.55
                                                                          ------
Maximum offering price to public*                                         $10.55
                                                                          ======

Global Real Estate Securities Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $10.00
                                                                          ------
Offering price to public                                                  $10.00
                                                                          ------

High Yield Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $ 9.81
Maximum Initial Sales Charge (4.25% of offering price)                      0.44
                                                                          ------
Maximum offering price to public*                                         $10.25
                                                                          ======

High Yield Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $ 9.82
                                                                          ------
Offering price to public                                                  $ 9.82
                                                                          ------

Intermediate Government Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $ 9.80
Maximum Initial Sales Charge (4.25% of offering price)                      0.43
                                                                          ------
Maximum offering price to public*                                         $10.23
                                                                          ======

Intermediate Government Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $ 9.81
                                                                          ------
Offering price to public                                                  $ 9.81
                                                                          ------

Intermediate New York Tax-Exempt Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $10.76
Maximum Initial Sales Charge (4.25% of offering price)                      0.48
                                                                          ------
Maximum offering price to public*                                         $11.24
                                                                          ======

Intermediate New York Tax-Exempt Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $10.75
                                                                          ------
Offering price to public                                                  $10.75
                                                                          ------

Intermediate Tax-Exempt Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $ 9.87
Maximum Initial Sales Charge (4.25% of offering price)                      0.44
                                                                          ------
Maximum offering price to public*                                         $10.31
                                                                          ======

Intermediate Tax-Exempt Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $ 9.85
                                                                          ------
Offering price to public                                                  $ 9.85
                                                                          ------

International Equity Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $15.27
Maximum Initial Sales Charge (5.25% of offering price)                      0.85
                                                                          ------
Maximum offering price to public*                                         $16.12
                                                                          ======

International Equity Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $15.46
                                                                          ------

Offering price to public                                                  $15.46
                                                                          ------

Large Cap Equity Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $14.42
Maximum Initial Sales Charge (5.25% of offering price)                      0.80
                                                                          ------
Maximum offering price to public*                                         $15.22
                                                                          ======

Large Cap Equity Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $14.46
                                                                          ------
Offering price to public                                                  $14.46
                                                                          ------

Large Cap Growth Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $ 7.64
Maximum Initial Sales Charge (5.25% of offering price)                      0.42
                                                                          ------
Maximum offering price to public*                                         $ 8.06
                                                                          ======

Large Cap Growth Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $ 7.72
                                                                          ------
Offering price to public                                                  $ 7.72
                                                                          ------

Large Cap Value Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $11.85
Maximum Initial Sales Charge (5.25% of offering price)                      0.80
                                                                          ------
Maximum offering price to public*                                         $12.51
                                                                          ======

Large Cap Value Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $11.81
                                                                          ------
Offering price to public                                                  $11.81
                                                                          ------

Multi-Cap Equity Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $16.90
Maximum Initial Sales Charge (5.25% of offering price)                      0.94
                                                                          ------
Maximum offering price to public*                                         $17.84
                                                                          ======

Municipal Enhanced Yield Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $10.33
                                                                          ------
Offering price to public                                                  $10.33
                                                                          ------

S&P 500 Index Fund

Investor Shares
Net Asset Value and redemption price of Investor Share                    $ 8.81
                                                                          ------
Offering price to public                                                  $ 8.81
                                                                          ------

S&P 500 Index Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $ 8.81
                                                                          ------
Offering price to public                                                  $ 8.81
                                                                          ------

Small Cap Core Equity Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $12.24
Maximum Initial Sales Charge (5.25% of offering price)                      0.68
                                                                          ------
Maximum offering price to public*                                         $12.92
                                                                          ======

Small Cap Core Equity Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $12.26
                                                                          ------
Offering price to public                                                  $12.26
                                                                          ------

Small Cap Growth Fund

Class A Shares
Net Asset Value and redemption price of Class A Share                     $14.10
Maximum Initial Sales Charge (5.25% of offering price)                      0.78
                                                                          ------
Maximum offering price to public*                                         $14.88
                                                                          ======

Small Cap Growth Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $14.36
                                                                          ------
Offering price to public                                                  $14.36
                                                                          ------

U.S. Bond Market Index Fund

Investor Shares
Net Asset Value and redemption price of Investor Share                    $10.25
                                                                          ------
Offering price to public                                                  $10.25
                                                                          ------

U.S. Bond Market Index Fund

Institutional Shares
Net Asset Value and redemption price of Institutional Share               $10.26
                                                                          ------
Offering price to public                                                  $10.26
                                                                          ------

* Represents maximum offering price charged on purchases based on the Fund's maximum initial sales charge in effect as of December 31, 2006. See "Purchase of Shares" above.

                              FINANCIAL STATEMENTS

     The Funds' audited financial statements for the fiscal year ended December 31, 2006, included in the Funds' Annual Reports and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Funds' Annual Reports for the fiscal year ended December 31, 2006 were filed electronically with the SEC on Form N-CSR on March 8, 2007 (Accession No. 0001193125-07-049482).

                                   APPENDIX A

                        Description of Securities Ratings

          A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Advisor or Sub-Advisor to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

     The following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

          Moody's Investors Service, Inc.
          Moody's Long-Term Ratings: Bonds and Preferred Stock

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Corporate Short-Term Debt Ratings

          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

          Short-Term Municipal Bond Ratings

          There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

          Standard & Poor's Ratings Services
          Corporate and Municipal Bond Ratings

          Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          Speculative Grade

          Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

          Commercial Paper Rating Definitions

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   APPENDIX B

                   THE BANK OF NEW YORK - BNY ASSET MANAGEMENT
                         BEACON FIDUCIARY ADVISERS, INC.
                          ESTABROOK CAPITAL MANAGEMENT
                           GANNETT WELSH & KOTLER LLC

                      PROXY VOTING POLICIES AND PROCEDURES

I. Introduction and General Principles

     A. BNY Asset Management, a division of The Bank of New York ("Advisor") and certain of its affiliates have been delegated the authority and responsibility to vote the proxies of certain of its respective trust and investment advisory clients, including both ERISA and non-ERISA clients.

     B. Advisor understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

     C. Advisor believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with Advisor's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations. Proxies will be voted in the best interest of the Advisor's clients. Only those factors which affect the economic value of a particular asset will be considered and votes will be based solely on the ultimate economic interest of the client.

     D. In instances where Advisor does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

     E. In all circumstances, Advisor will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from Advisor's policies and procedures.

     F. There may be circumstances under which Advisor may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). Advisor understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. Advisor's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. Responsibility and Oversight

     A. Advisor has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

     (1) developing, authorizing, implementing and updating Advisor's policies and procedures (including the proxy voting guidelines referenced in Section III below);

     (2)  overseeing the proxy voting process; and

     (3) engaging and overseeing any third-party vendors as voting delegate ("Delegate") to review, monitor and/or vote proxies.

     B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate in order to fulfill its responsibilities. The Proxy Voting Guidelines referenced in Section III below shall be reviewed and, if necessary, revised on at least an annual basis.

     C.The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, the chief trust officer, a senior portfolio manager and members of the Portfolio Administration Department.

     D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, such members shall recuse themselves from consideration of such matter.

III. Proxy Voting Guidelines

     A. Advisor has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines which have been prepared by the Advisor. A summary of the current applicable proxy voting guidelines is attached to these Voting Policies and Procedures as Exhibit A.

     B.In the event the foregoing proxy voting guidelines state that a particular issue shall be voted on a "case-by-case" basis or do not otherwise address how a proxy should be voted, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

     C.There may be circumstances under which the Chief Investment Officer, a portfolio manager or other investment professional ("Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV. Proxy Voting Procedures

     A. If a client makes a specific request, Advisor will vote client proxies in accordance with such client's request even if it is in a manner inconsistent with Advisor's policies and procedures (including the proxy voting guidelines). Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

     B. At the recommendation of the Proxy Committee, Advisor may engage Delegate as its voting delegate to:

     (1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

          (2) vote and submit proxies in a timely manner;

          (3) handle other administrative functions of proxy voting;

          (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

          (5) maintain records of votes cast; and

          (6) provide recommendations with respect to proxy voting matters in general.

     C. Except in instances where clients have retained voting authority, Advisor will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Delegate.

     D. Notwithstanding the foregoing, Advisor retains final authority and fiduciary responsibility for proxy voting.

V. Conflicts of Interest

     A. Advisor will obtain a copy of any Delegate policies or procedures regarding potential conflicts of interest that could arise in Delegate proxy voting services to Advisor as a result of business conducted by Delegate. Advisor will examine such policies to determine whether potential conflicts of interest of Delegate are minimized by these Policies, Procedures and Practices.

     B. As Delegate will vote proxies in accordance with the proxy voting guidelines described in Section III, Advisor believes that this process is reasonably designed to address material conflicts of interest that may arise between Advisor and a client as to how proxies are voted.

     C. In the event that an Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III, such Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between Advisor and the client with respect to the voting of the proxy in that manner.

          The Proxy Committee will review the questionnaire completed by the Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between Advisor and the client with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

          In the event that the Proxy Committee determines that such vote will not present a material conflict between Advisor and the client, the Proxy Committee will make a determination whether to vote such proxy as recommended by the Investment Professional. In the event of a determination to vote the proxy as recommended by the Investment Professional, an authorized member of the Proxy Committee shall instruct Delegate to vote in such manner with respect to such client or clients.

          In the event that the Proxy Committee determines that the voting of a proxy as recommended by the Investment Professional presents a material conflict of interest between Advisor and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Delegate shall vote such proxy in accordance with the proxy voting guidelines described in Section III; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) instruct Delegate or engage another independent third party to determine how to vote the proxy.

     D. In the event that the proxy voting guidelines described in Section III state that an issue shall be voted on a "case-by-case" basis or do not otherwise address how a proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between Advisor and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between Advisor and the client, an authorized member of the Proxy Committee shall instruct Delegate to vote in such manner with respect to such client or clients.

          In the event that the Proxy Committee determines that such vote presents a material conflict of interest between Advisor and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) disclose such conflict to the client or clients and obtain written direction from the client as to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) instruct Delegate or engage another independent third party to determine how proxies should be voted.

     E. Material conflicts cannot be resolved by simply abstaining from voting.

VI. Recordkeeping

Advisor will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;


     (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Delegate);

     (3) a record of each vote cast (which Delegate may maintain on Advisor's behalf);

     (4) a copy of each questionnaire completed by any Investment Professional under Section V above;

     (5) any other document created by Advisor that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision (including, without limitation, the matters outlined in Section V.D above); and

     (6) each written client request for proxy voting records and Advisor's written response to any client request (written or oral) for such records.


Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. Disclosure

Except as otherwise required by law, Advisor has a general policy of not disclosing to any issuer or third party how Advisor or its voting delegate voted a client's proxy.

September 30, 2004

Institutional Shareholder Services                           ISS
1455 Research Blvd./ First Floor              Institutional Shareholder Services
Rockville, MD 20850
Tel: (301) 545-4697 Fax (301) 545-4509
www.isstf.com

                            BoNY: Proxy Voting Policy

I. M0100s Management Proposals - Routine/Business

                                                                          Client
Agenda Code and Description                                               Policy
-----------------------------------------------------------------------   ------
M0101   Ratify Auditors                                                   FOR
M0102   Change Date/Location of Annual Meeting                            FOR
M0105   Accept Financial Statements and Statutory Reports                 FOR
M0106   Amend Articles/Charter--General Matters                           FOR
M0107   Approve Dividends                                                 FOR
M0109   Approve Remuneration of Auditors                                  FOR
M0111   Change Company Name                                               FOR
M0113   Approve Investment Advisory Agreement                             FOR
M0114   Amend Investment Advisory Agreement                               FOR
M0116   Authorize Filing of Required Documents/Other Formalities          FOR
M0117   Designate Inspector or Shareholder Representative(s) of           FOR
        Minutes of Meeting
M0119   Reimburse Proxy Contest Expenses                                  C by C
M0120   Approve Proposed Changes to Bank Charter                          C by C
M0121   Approve Continuation of Company Under Canadian Business           FOR
        Corporation Act
M0122   Adopt New Articles of Association/Charter                         C by C
M0123   Approve Special Auditors' Report Regarding Related-Party          FOR
        Transactions
        Related-Party Transactions Auditor Reports (France)               C by C
M0124   Approve Stock Dividend Program                                    C by C

                                                                          Client
Agenda Code and Description                                               Policy
-----------------------------------------------------------------------   ------
M0125   Other Business                                                    FOR
M0126   Amend Charter or Bylaws--Non-Routine                              C by C
M0128   Designate Newspaper to Publish Meeting Announcements              FOR
M0129   Approve Minutes of Meeting                                        FOR
M0131   Approve Change of Fundamental Investment Policy                   FOR
M0135   Amend Corporate Purpose                                           FOR
M0136   Approve Auditors and Authorize Board to Fix Remuneration of       FOR
        Auditors
M0137   Miscellaneous Proposal--Company-Specific                          C by C
M0138   Authorize Board to Ratify and Execute Approved Resolutions        FOR
M0140   Approve Multiple Classes of Stock/Same Voting Rights              C by C
M0150   Receive Financial Statements and Statutory Reports                FOR
M0151   Approve Financial Statements, Allocation of Income, and           FOR
        Discharge Directors
M0152   Approve Allocation of Income and Dividends                        C by C
M0153   Approve Allocation of Dividends on Shares Held by Company         FOR
M0154   Approve Continuation of Company Under Provincial Business         C by C
        Corporation Act
M0155   Appoint Auditors and Deputy Auditors                              FOR
M0156   Ratify Alternate Auditor                                          FOR
M0157   Appoint Censor(s)                                                 FOR
M0158   Approve Remuneration of Directors and Auditors                    FOR
M0159   Change Location of Registered Office/Headquarters                 FOR
M0160   Approve Listing of Shares on a Secondary Exchange                 FOR
M0161   Appoint Agencies to Rate the Company's Publicly Offered           FOR
        Securities
M0162   Designate Risk Assessment Companies                               FOR
M0163   Approve Investment and Financing Policy                           FOR
M0164   Open Meeting                                                      None

                                                                          Client
Agenda Code and Description                                               Policy
-----------------------------------------------------------------------   ------
M0165   Close Meeting                                                     None
M0166   Allow Questions                                                   None
M0167   Announce Vacancies on Supervisory Board                           None
M0168   Elect Chairman of Meeting                                         FOR
M0169   Prepare and Approve List of Shareholders                          FOR
M0170   Acknowledge Proper Convening of Meeting                           FOR
M0171   Elect Members of Election Committee                               FOR
M0172   Consider Measures to Address the Decline in the Company's Net     FOR
        Asset Value Relative to Its Capital
M0173   Approve Standard Accounting Transfers                             FOR
M0174   Receive Shareholders' Committee Report                            FOR
M0175   Transact Other Business                                           None
M0176   Change Fiscal Year End                                            C by C

II. M0200s Management Proposals - Director Related

                                                                         Client
Agenda Code and Description                                              Policy
----------------------------------------------------------------------   -------
M0201   Elect Directors                                                  FOR
M0202   Fix Number of Directors                                          FOR
M0203   Approve Increase in Size of Board                                FOR
M0204   Approve Decrease in Size of Board                                FOR
M0205   Allow Board to Set its Own Size                                  AGAINST
M0206   Classify the Board of Directors                                  AGAINST
M0207   Eliminate Cumulative Voting                                      FOR
M0208   Fix Number of and Elect Directors                                C by C
M0209   Approve Director/Officer Liability Provisions                    C by C
M0210   Approve Director/Officer Indemnification Provisions              C by C
M0211   Approve Director/Officer Indemnification Agreements              C by C
M0212   Approve Director/Officer Liability and Indemnification           C by C
M0215   Declassify the Board of Directors                                FOR
M0216   Remove Age Restriction for Directors                             FOR
M0217   Establish/Alter Mandatory Retirement Policy for Directors        C by C
M0218   Elect Director to Represent Class X Shareholders                 C by C
M0219   Approve Remuneration of Directors                                C by C
M0222   Allow Board to Delegate Powers to Committees                     C by C
M0223   Adopt/Amend Nomination Procedures for the Board                  AGAINST
M0225   Elect Directors (Opposition Slate)                               C by C
M0226   Classify Board and Elect Directors                               AGAINST
M0227   Amend Articles--Board-Related                                    C by C
M0228   Elect Alternate/Deputy Directors                                 C by C
M0229   Authorize Board to Fill Vacancies                                AGAINST

                                                                         Client
Agenda Code and Description                                              Policy
----------------------------------------------------------------------   -------
M0231   Adopt or Amend Director Qualifications                           FOR
M0232   Change Range for the Size of the Board                           FOR
M0233   Elect Company Clerk/Secretary                                    FOR
M0250   Elect Supervisory Board Member                                   FOR
M0251   Elect Employee Representative to the Board                       FOR
M0252   Create Position of Honorary Director                             FOR
M0253   Amend Articles to Change Size of Supervisory Board               FOR
M0254   Allow Board to Appoint Additional Directors Between Annual       C by C
        Meetings
M0255   Amend Quorum Requirements                                        FOR
M0256   Appoint Members of Shareholders' Committee                       FOR
M0257   Elect Board Representative for Holders of Savings Shares and     FOR
        Fix His/Her Remuneration
M0258   Determine Number of Members and Deputy Members of Board          FOR
M0259   Elect Members and Deputy Members of Corporate Assembly           FOR
M0260   Approve Discharge of Management Board                            FOR
M0260   Removal of Authority to Approve Discharge (Denmark)              AGAINST
M0261   Approve Discharge of Supervisory Board                           FOR
M0262   Approve Discharge of Management and Supervisory Board            FOR
M0263   Approve Discharge of Auditors                                    FOR
M0264   Approve Discharge of Board and President                         FOR
M0267   Company Specific--Board-Related                                  C by C

III. M0300s Management Proposals - Capitalization

                                                                         Client
Agenda Code and Description                                              Policy
----------------------------------------------------------------------   -------
M0301   Authorize a New Class of Common Stock                            C by C
M0302   Authorize New Class of Preferred Stock                           C by C
M0304   Increase Authorized Common Stock                                 FOR
M0305   Increase Authorized Preferred Stock                              C by C
M0306   Increase Authorized Preferred and Common Stock                   C by C
M0307   Approve Stock Split                                              FOR
M0308   Approve Reverse Stock Split                                      C by C
M0309   Approve Increase in Common Stock and a Stock Split               FOR
M0312   Issue Common Stock Upon Conversion of Preferred Stock            FOR
M0313   Approve Issuance of Warrants/Convertible Debentures              C by C
M0314   Eliminate Preemptive Rights                                      C by C
M0315   Eliminate/Adjust Par Value of Common Stock                       FOR
M0316   Amend Votes Per Share of Existing Stock                          AGAINST
M0318   Authorize Share Repurchase Program                               FOR
M0318   Share Repurchase (SPAIN/PORTUGAL)                                C by C
M0318   Repurchase of Shares in Lieu of Dividends (Denmark)              C by C
M0319   Authorize Board to Set Terms of Preferred                        AGAINST
M0320   Eliminate Class of Preferred Stock                               FOR
M0321   Eliminate Class of Common Stock                                  FOR
M0322   Cancel Company Treasury Shares                                   FOR
M0323   Approve Issuance of Shares for a Private Placement               C by C
M0325   Reduce Authorized Common Stock                                   FOR
M0326   Authorize Capitalization of Reserves for Bonus Issue or          FOR
        Increase in Par Value
M0327   Approve Reduction in Stated Capital                              FOR

                                                                         Client
Agenda Code and Description                                              Policy
----------------------------------------------------------------------   -------
M0328   Approve Increase in Authorized Capital                           C by C
M0329   Authorize Issuance of Equity or Equity-Linked Securities with    C by C
        Preemptive Rights
M0330   Company Specific--Equity-Related                                 C by C
M0330   Authorize use of Financial Derivatives Method when               C by C
        repurchasing shares (GERMANY & ITALY)
M0331   Approve Issuance of Equity or Equity-Linked Securities without   C by C
        Preemptive Rights
M0332   Increase Authorized Common Stock and Authorize New Class of      C by C
        Preferred Stock
M0334   Increase Authorized Common Stock and Authorize New Class of      C by C
        Common Stock
M0335   Adopt/Amend Dividend Reinvestment Plan                           FOR
M0336   Increase Capital Stock for Use in Shareholder Rights Plan        AGAINST
M0338   Reduce Authorized Preferred Stock                                FOR
M0339   Reduce Authorized Common and Preferred Stock                     FOR
M0340   Extend Redemption Date of Common/Preferred Stock                 C by C
M0341   Approve Dual Class Stock Recapitalization                        AGAINST
M0342   Approve/Amend Stock Ownership Limitations                        C by C
M0343   Approve/Amend Securities Transfer Restrictions                   AGAINST
M0344   Consent to Amended Bond Indenture                                FOR
M0350   Authorize Stock With Other Than One Vote Per Share               AGAINST
M0351   Approve Unlimited Capital Authorization                          AGAINST
M0352   Convert Multiple Voting Shares to Common Shares                  FOR
M0353   Ratify Past Issuance of Shares                                   C by C
M0354   Approve Creation of Conditional Capital                          C by C
M0355   Approve Conversion of Participation Certificates                 FOR
M0356   Authorize Issuance of Investment Certificates                    C by C
M0357   Authorize Issuance of Warrants with Preemptive Rights            C by C
M0358   Authorize Issuance of Warrants without Preemptive Rights         C by C
M0359   Authorize Issuance of Shares with Warrants Attached with         C by C
        Preemptive Rights

                                                                          Client
Agenda Code and Description                                               Policy
-----------------------------------------------------------------------   ------
M0360   Authorize Issuance of Shares with Warrants Attached without       C by C
        Preemptive Rights
M0361   Authorize Issuance of Bonds with Warrants Attached with           C by C
        Preemptive Rights
M0362   Authorize Issuance of Bonds with Warrants Attached without        C by C
        Preemptive Rights
M0363   Authorize Issuance of Convertible Bonds with Preemptive Rights    C by C
M0364   Authorize Issuance of Convertible Bonds without Preemptive        C by C
        Rights
M0365 Authorize Issuance of Equity Upon Conversion of a Subsidiary's C by C Equity-Linked Securities
M0366   Authorize Capital Increase for Future Share Exchange Offers       C by C
M0367   Set Global Limit for Capital Increase to Result From All          C by C
        Issuance Requests
M0368   Approve Issuance of Shares Pursuant to the Share Option Scheme    C by C
M0369   Approve Issuance of Eurobonds                                     C by C
M0370   Authorize Issuance of Bonds/Debentures                            C by C
M0371   Approve Renewal of Unmarketable Parcels Provision                 FOR
M0372   Approve Bond Repurchase                                           FOR
M0373   Authorize Reissuance of Repurchased Shares                        FOR
M0374   Approve Reduction in Share Capital                                FOR
M0375   Approve Reduction/Cancellation of Share Premium Account           FOR
M0376   Convert Form of Securities                                        C by C
M0377   Amend Articles/Charter to Reflect Changes in Capital              FOR
M0378   Amend Articles/Charter--Equity-Related                            C by C

IV.  M0400s Management Proposals - Reorg. and Mergers

                                                                        Client
Agenda Code and Description                                             Policy
---------------------------------------------------------------------  -------
M0401  Change State of Incorporation [  ]                              C by C
M0404  Approve Reorganization Plan                                     C by C
M0405  Approve Merger Agreement                                        C by C
M0407  Approve Restructuring Plan                                      C by C
M0410  Issue Shares in Connection with an Acquisition                  FOR
M0411  Approve Disposition of Assets and Liquidate Company             C by C
M0412  Approve Recapitalization Plan                                   C by C
M0413  Amend Articles--Organization-Related                            C by C
M0414  Company Specific--Organization-Related                          C by C
M0415  Approve Sale of Company Assets                                  C by C
M0418  Approve Formation of Holding Company                            FOR
M0419  Acquire Certain Assets of Another Company                       FOR
M0420  Approve Conversion to Self-Managed REIT                         C by C
M0430  Approve/Amend Subadvisory Agreement                             FOR
M0431  Adopt Dollar-based Voting Rights                                FOR
M0432  Approve Conversion to Series of Delaware Business Trust         FOR
M0433  Approve Conversion from Closed-End to Open-End Fund             FOR
M0434  Approve Merger of Funds                                         FOR
M0435  Approve Distribution Agreement                                  FOR
M0450  Approve Acquisition                                             C by C
M0451  Approve Merger by Absorption                                    C by C
M0452  Approve Joint Venture Agreement                                 C by C
M0453  Approve Plan of Liquidation                                     C by C
M0454  Approve Spin-Off Agreement                                      C by C

                                                                        Client
Agenda Code and Description                                             Policy
---------------------------------------------------------------------  -------
M0455  Approve Public Offering of Shares in Subsidiary                 C by C
M0456  Approve Exchange of Debt for Equity                             C by C
M0457  Waive Requirement for Mandatory Offer to All Shareholders       C by C
M0458  Approve Accounting Treatment of Merger, Absorption, or Similar
       Transaction                                                     C by C
M0459  Approve Affiliation Agreements with Subsidiaries                C by C
M0460  Approve Transaction with a Related Party                        C by C
M0460  Related Party Transaction (Russia):                             C by C
M0461  Amend Articles to: (Japan)                                      C by C
M0462  Approve Pledging of Assets for Debt                             C by C
M0463  Approve Investment in Another Company                           C by C
M0464  Approve Loan Agreement                                          C by C
M0470  Company Specific - Mutual Fund                                  C by C

V.   M0500s Management Proposals - Non-Salary Comp.

                                                                        Client
Agenda Code and Description                                             Policy
---------------------------------------------------------------------  -------
M0501  Approve Stock Option Plan                                       C by C
M0503  Amend Stock Option Plan                                         C by C
M0504  Approve Incentive Stock Option Plan                             C by C
M0506  Amend Incentive Stock Option Plan                               C by C
M0507  Approve Restricted Stock Plan                                   C by C
M0509  Amend Restricted Stock Plan                                     C by C
M0510  Approve Employee Stock Purchase Plan                            C by C
M0512  Amend Employee Stock Purchase Plan                              C by C
M0514  Approve Nonqualified Employee Stock Purchase Plan               C by C
M0516  Amend Nonqualified Employee Stock Purchase Plan                 C by C
M0522  Approve Omnibus Stock Plan                                      C by C
M0524  Amend Omnibus Stock Plan                                        C by C
M0525  Approve Non-Employee Director Stock Option Plan                 C by C
M0526  Amend Non-Employee Director Stock Option Plan                   C by C
M0527  Approve Non-Employee Director Restricted Stock Plan             C by C
M0528  Approve Stock Appreciation Rights Plan                          C by C
M0530  Amend Stock Appreciation Rights Plan                            C by C
M0534  Approve/Amend 401(k)/Savings Plan                               C by C
M0535  Approve/Amend Executive Incentive Bonus Plan                    C by C
M0537  Approve/Amend Supplemental Retirement Plan                      C by C
M0538  Approve/Amend Deferred Compensation Plan                        C by C
For MO501 - MO535,  use our simplistic method:

1)If dilution would be greater than 30% - vote AGAINST 2) If strike prices are 10% or more below market - vote AGAINST

M0540  Approve Employment Agreement                                    C by C
M0541  Approve Stock/Cash Award to Executive                           C by C

                                                                        Client
Agenda Code and Description                                             Policy
---------------------------------------------------------------------  -------
M0543  Approve Executive Loans to Exercise Options                     C by C
M0546  Approve Executive Loans (Not for Options)                       C by C
M0547  Company-Specific--Compensation-Related                          C by C
M0548  Approve Repricing of Options                                    C by C
M0554  Approve Outside Director Stock Awards/Options in Lieu of Cash   FOR
M0555  Approve Stock Option Plan Grants                                C by C
M0556  Approve Stock-for-Salary/Bonus Plan                             FOR
M0557  Approve Retirement Benefits for Nonexecutive Directors          C by C
M0558  Approve/Amend Bundled Compensation Plans                        C by C
M0561  Approve/Amend Executive Stock Option Plan                       C by C
M0562  Approve/Amend Employee Savings-Related Share Purchase           C by C
M0564  Approve/Amend Employment Agreements                             C by C
M0567  Approve Employee Stock Ownership Plan                           C by C
M0568  Approve/Amend Profit Sharing Plan                               C by C
M0580  Appoint Internal Statutory Auditor                              C by C
M0582  Approve Retirement Bonuses for Directors                        C by C
M0583  Approve Retirement Bonuses for Statutory Auditors               C by C
M0584  Approve Retirement Bonuses for Directors and Statutory          C by C
       Auditors
M0585  Approve Special Bonus for Family of Deceased Director           C by C
M0586 Approve Special Bonus for Family of Deceased Statutory Auditor C by C M0587 Approve Special Bonuses for Families of Deceased Directors and
       Statutory Auditors                                              C by C
M0588  Approve Increase in Aggregate Compensation Ceiling for
       Directors                                                       C by C
M0589  Approve Increase in Aggregate Compensation Ceiling for
       Statutory Auditors                                              C by C
M0590  Approve Increase in Aggregate Compensation Ceiling for
       Directors and Statutory Auditors                                C by C
M0591  Approve or Amend Option Plan for Overseas Employees             C by C
M0592  Amend Terms of Outstanding Options                              C by C

                                                                        Client
Agenda Code and Description                                             Policy
---------------------------------------------------------------------  -------
M0593  Approve Share Plan Grant                                        C by C
M0594  Approve Financial Assistance in Connection with Stock
       Purchase/Stock Option Plan                                      C by C
M0595  Amend Articles/Charter--Compensation-Related                    C by C
M0596  Approve Non-Employee Director Restricted Stock Plan             C by C
M0597  Amend Non-Employee Director Restricted Stock Plan               C by C
M0598  Approve Non-Employee Director Omnibus Plan                      C by C
M0599  Amend Non-Employee Director Omnibus Stock Plan                  C by C

VI.  M0600s Management Proposals - Antitakeover Related

                                                                        Client
Agenda Code and Description                                             Policy
---------------------------------------------------------------------  -------
M0601  Amend Articles/Bylaws/Charter to Include Antitakeover
       Provision(s)                                                    AGAINST
M0602  Amend Articles/Bylaws/Charter to Remove Antitakeover
       Provision(s)                                                    FOR
M0603  Eliminate Right to Act by Written Consent                       AGAINST
M0604  Provide Directors May Only Be Removed for Cause                 AGAINST
M0605  Adopt or Increase Supermajority Vote Requirement for
       Amendments (up to 66 2/3%)                                      AGAINST
M0606 Adopt or Increase Supermajority Vote Requirement for Mergers AGAINST M0607 Adopt or Increase Supermajority Vote Requirement for Removal
       of Directors                                                    AGAINST
M0608  Reduce Supermajority Vote Requirement                           FOR
M0609  Adopt or Amend Shareholder Rights Plan (Poison Pill)            AGAINST
M0611  Approve Control Share Acquisition                               AGAINST
M0612  Opt Out of State's Control Share Acquisition Law                FOR
M0613  Adopt Fair Price Provision                                      AGAINST
M0614  Rescind Fair Price Provision                                    FOR
M0617  Adjourn Meeting                                                 C by C
M0618  Eliminate Right to Call Special Meeting                         AGAINST
M0619  Restrict Right to Call Special Meeting                          AGAINST
M0621  Require Advance Notice for Shareholder Proposals/Nominations    FOR
M0622  Consider Non-Financial Effects of Mergers                       AGAINST
M0627  Permit Board to Amend Bylaws Without Shareholder Consent        FOR
M0629  Waive Control Share Acquisition Provision                       C by C
M0630  Renew Shareholder Rights Plan (Poison Pill)                     AGAINST
M0650  Adopt Double Voting Rights for Long-Term Registered
       Shareholders                                                    AGAINST
M0651  Adopt Increased Dividends for Long-Term Registered
       Shareholders                                                    AGAINST
M0652  Renew Partial Takeover Provision                                C by C
M0653  Authorize Board to Issue Shares in the Event of a Public
       Tender Offer or Share Exchange Offer                            AGAINST
M0654  Authorize Board to Repurchase Shares in the Event of a Public
       Tender Offer or Share Exchange Offer                            AGAINST

                                                                        Client
Agenda Code and Description                                             Policy
---------------------------------------------------------------------  -------
M0655  Allow Board to Use All Outstanding Capital Authorizations       AGAINST
M0656  Create/Eliminate Special Share Held By Government               C by C
M0657  Adopt New Articles/Charter--Privatization-Related               C by C
M0658  Approve/Amend Stock Ownership Limitations                       C by C
M0659  Approve Reduction in Share Ownership Disclosure Threshold       C by C
M0660  Amend Articles/Charter--Governance-Related                      C by C
M0661  Company-Specific--Governance-Related                            C by C

VII. S0100s Shareholder Proposals - Routine Business

                                                                        Client
Agenda Code and Description                                             Policy
---------------------------------------------------------------------  -------
S0101  Rotate Annual Meeting Location                                  AGAINST
S0102  Change Date/Time of Annual Meeting                              AGAINST
S0106  Initiate Payment of Cash Dividend                               AGAINST
S0107  Separate Chairman and CEO Positions                             C by C
S0108  Liquidate Company Assets and Distribute Proceeds                C by C
S0110  Establish Shareholder Advisory Committee                        C by C
S0115  Company-Specific -- Miscellaneous                               C by C
S0118  Convert Closed-End Fund to Open-End Fund                        C by C

VIII. S0200s Shareholder Proposals - Director Related

                                                                      Client
Agenda Code and Description                                           Policy
-------------------------------------------------------------------   -------
S0201   Declassify the Board of Directors                             FOR
S0202   Establish Term Limits for Directors                           AGAINST
S0203   Establish a Nominating Committee                              FOR
S0204   Establish a Compensation Committee                            FOR
S0205   Establish Other Board Committee                               C by C
S0207   Restore or Provide for Cumulative Voting                      AGAINST
S0209   Establish Director Stock Ownership Requirement                AGAINST
S0211   Establish Mandatory Retirement Age for Directors              AGAINST
S0212   Require a Majority vote for the Election of Directors         C by C
S0214   Remove Existing Directors                                     C by C
S0215   Require Majority of Independent Directors on Board            FOR
S0217   Provide for Special Interest Representation on Board          AGAINST
S0219   Limit Composition of Committee(s) to Independent Directors    FOR
S0220   Require Director Nominee Qualifications                       AGAINST
S0222   Company-Specific--Board-Related                               C by C
S0223   Require Directors Fees to be Paid in Stock                    AGAINST
S0225   Change Size of Board of Directors                             C by C
S0227   Add Women and Minorities to the Board                         FOR
S0230   Require Two Candidates for Each Board Seat                    AGAINST
S0233   Amend Articles/Bylaws/Charter-Filling Vacancies               C by C
S0234   Amend Articles/Bylaws/Charter-Removal of Directors            C by C
S0235   Amend Articles/Bylaws/Charter-Call Special Meetings           C by C
S0236   Amend Vote Requirements to Amend Articles/ Bylaws/Charter     C by C
S0237   Amend Director/Officer Indemnification/Liability Provisions   C by C

S0250   Elect a Shareholder-Nominee to the Board                      C by C

IX.  S0300s Shareholder Proposals - Corporate Governance

                                                                         Client
Agenda Code and Description                                              Policy
----------------------------------------------------------------------   -------
S0302   Submit Shareholder Rights Plan (Poison Pill) to Shareholder
        Vote                                                             FOR
S0304   Provide for Confidential Voting                                  FOR
S0306   Submit Acquisition Offer(s) for Shareholder Vote                 FOR
S0307   Restore Preemptive Rights of Shareholders                        C by C
S0311   Reduce Supermajority Vote Requirement                            FOR
S0318   Eliminate or Restrict Severance Agreements (Change-in-Control)   C by C
S0319   Reincorporate in Another State [ ]                               C by C
S0320   Submit Preferred Stock Issuance to Vote                          C by C
S0321   Submit Severance Agreement (Change-in-Control) to Shareholder
        Vote                                                             FOR
S0326   Amend Articles/Bylaws/Charter to Remove Antitakeover
        Provisions                                                       AGAINST
S0329   Eliminate Discretionary Voting of Unmarked Proxies               AGAINST
S0330   Eliminate Cumulative Voting                                      FOR
S0332   Amend Terms of Existing Poison Pill                              C by C
        Amend Articles to Limit the Bank's Authority to Exercise
S0350   Votes at AGMs as Proxy for Shareholders                          C by C
        Initiate Special Investigation to Determine if the Bank
        Property
S0351   Voted Proxies in the Previous Five Years                         C by C
S0352   Company-Specific--Governance-Related                             C by C

* BONY supports shareholder proposals to submit poison pills to shareholder vote; BONY votes against management proposals for poison pills.

* BONY does not support severance packages of greater than three (3) times total compensation; BONY supports severance packages at three (3) or less times total compensation.

X. S0400s Shareholder Proposals - Social / Human Rights

                                                                         Client
Agenda Code and Description                                              Policy
----------------------------------------------------------------------   -------
S0411   MacBride Principles                                              AGAINST
SO413   Report on MacBride Principles                                    AGAINST
S0414   ILO Standards                                                    AGAINST
S0415   Vendor Standards                                                 AGAINST
S0417   Workplace Code of Conduct                                        AGAINST
S0420   Burma-Related                                                    AGAINST
S0424   Report on Maquiladora Operations                                 AGAINST
S0425   China Principles                                                 AGAINST
S0426   Human Rights-Related                                             AGAINST

XI. S0500s Shareholder Proposals - Compensation

                                                                         Client
Agenda Code and Description                                              Policy
----------------------------------------------------------------------   -------
S0501   Limit/Prohibit Awards to Executives                              AGAINST
S0503   Increase Disclosure of Executive Compensation                    AGAINST
S0504   Limit Executive Compensation                                     AGAINST
S0507   Report on Executive Compensation                                 AGAINST
S0508   Submit Executive Compensation to Vote                            AGAINST
S0509   Eliminate Outside Directors' Retirement Benefits                 FOR
S0510   Link Executive Compensation to Social Issues                     AGAINST
S0511   Company-Specific--Compensation-Related                           C by C
S0512   Performance-Based/Indexed Options                                C by C
S0513   Put Repricing of Stock Options to Shareholder Vote               FOR

XII. S0600s Shareholder Proposals - General Economic Issues

                                                                         Client
Agenda Code and Description                                              Policy
----------------------------------------------------------------------   -------

S0602   Report on Bank Lending Policies                                  AGAINST
S0614   International Finance                                            AGAINST
S0615   Avoid Export of U.S. Jobs (Outsourcing)                          AGAINST
S0616   Adopt High-Performance Workplace Policy                          None
S0617   Hire Advisor to Maximize Shareholder Value                       AGAINST
S0618   Seek Sale of Company/Assets                                      C by C
S0619   Endorse Efforts of G-7 Ministers                                 AGAINST

XIII. S0700s Shareholder Proposals - Health / Environment

                                                                         Client
Agenda Code and Description                                              Policy
----------------------------------------------------------------------   -------
S0702   Advertising Standards                                            AGAINST
S0703   Tobacco-Related--Miscellaneous                                   AGAINST
S0704   Tobacco-Related--Prepare Report                                  AGAINST
S0706   Abortion-Related Activities                                      AGAINST
S0708   Reduce/Eliminate Toxic Wastes or Emissions or Related            C by C
S0709   Nuclear Power-Related                                            C by C
S0720   Alcohol-Related                                                  AGAINST
S0725   Weapon-Related                                                   AGAINST
S0726   Adopt Conservation Policy                                        AGAINST
S0727   Report on Foreign Military Sales/Defense Business                AGAINST
S0728   CERES Principles                                                 AGAINST
S0729   Drug Pricing                                                     AGAINST
S0729   Report - Drug Reimportation                                      C by C
S0730   Report on Environmental Policies (View other codes as well)      AGAINST
S0730   Report - Operations in Protected/Ecologically Sensitive Areas    C by C
S0732   Spin Off Tobacco - Related Business                              AGAINST
S0734   Cease Tobacco - Related Advertising                              AGAINST
S0735   Health Care-Related                                              AGAINST
S0736   Genetically Modified Organisms (GMO)                             AGAINST
S0740   Environment Related--Miscellaneous (View other codes as well)    AGAINST
S0741   ANWR - Atlantic National Wildlife Refugee                        AGAINST
S0742   Reports - Green House/Global Warming                             C by C
S0742   Reports on Kyoto Protocol Compliance                             C by C

XIV. S0800s Shareholder Proposals - Other / Misc.

                                                                         Client
Agenda Code and Description                                              Policy
----------------------------------------------------------------------   -------
S0805   Report on Government Service of Employees                        AGAINST
S0806   Charitable Contributions                                         AGAINST
S0807   Political Contributions/Activities                               AGAINST
S0810   Company-Specific -- Shareholder Miscellaneous                    AGAINST
S0810   Board Interlock - Directors on Common Boards                     C by C
S0812   EEOC-Related Activities                                          AGAINST
S0814   Glass Ceiling                                                    AGAINST

XV. S0900s Shareholder Proposals - Other / Misc.

                                                                         Client
Agenda Code and Description                                              Policy
----------------------------------------------------------------------   -------
S0999   Reports - Concentrated Area Feeding Operations (CAFOs)           C by C
S0999   Disclosure of Land Use/Real Estate development                   C by C
S0999   Reports to Phase out the use of Animals in testing               C by C

        Special Instructions

        M0501 - M0535: Use the following evaluation method:
        If dilution is greater than 30 percent - vote AGAINST
        If strike price is 10 percent or more below fair market value - vote AGAINST

                                    [GRAPHIC]

                                       BNY
                                    HAMILTON

                                  PROSPECTUS


                                APRIL 30, 2007



[LOGO] BNY
    HAMILTON
     FUNDS
ADVISED BY THE BANK OF NEW YORK






   MONEY FUND

   TREASURY MONEY FUND

   U.S. GOVERNMENT MONEY FUND

   100% U.S. TREASURY SECURITIES
   MONEY FUND

   TAX-EXEMPT MONEY FUND

   AGENCY SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

10  BNY Hamilton Treasury Money Fund

14  BNY Hamilton U.S. Government Money Fund

18  BNY Hamilton 100% U.S. Treasury Securities Money Fund

22  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

26  Services Provided


ACCOUNT POLICIES

27  Daily NAV Calculation

27  Distributions and Tax Considerations

29  Purchasing and Redeeming Agency Shares

30  Abusive Trading

30  Investment Advisor

31  Portfolio Managers

32  Additional Information About Certain Funds' Investment Strategies


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M358

 TREASURY MONEY FUND

     CUSIP Number: 05561M325

 U.S. GOVERNMENT MONEY FUND

     CUSIP Number: 05561M218

 100% U.S. TREASURY SECURITIES MONEY FUND

     CUSIP Number: 05561M267

 TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M150

BNY HAMILTON

 MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in debt securities within the highest short-term credit rating category and their unrated equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations;

.. banks;

.. governments; and

.. U.S. agencies, states, and municipalities.

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of

                                                        BNY Hamilton Money Fund
issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific

BNY Hamilton Money Fund
securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Because the Agency Shares of the Fund have not yet completed a full calendar year of operations as of the date of this Prospectus, performance figures provided in the bar chart and table below are based on the performance of the Fund's Premier Shares, which are offered through a different prospectus. Agency Shares of the Fund are invested in the same portfolio of securities as Premier Shares and would have substantially similar annual returns as those set forth in the bar chart and table. Performance of Agency Shares, however, will be higher than the performance of Premier Shares because Agency Shares have lower fees and expenses. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Premier Shares annual total returns (%) as of
12/31/06
--------------------------------------------------------------------
                                    [CHART]

1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
5.19%  5.14%  4.77%  6.04%  3.83%  1.40%  0.74%  0.93%  2.83%  4.74%

Best Quarter: Q3 '00 +1.56%  Worst Quarter: Q1 '04 +0.15%



                   Average annual total returns (%) as of 12/31/06*
                   ------------------------------------------------

                                       1 Year   5 Years   10 Years
                   ------------------------------------------------
                   Premier Shares/1/    4.74     2.12       3.55


*Assumptions: All dividends and distributions reinvested.

/1/Premier Shares commenced operations on 8/15/94.


FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ----------------------------------------------------

                                                            Agency
                                                            Shares
              ----------------------------------------------------
              Shareholder Fees                               None

              Annual Operating Expenses (expenses that are
               deducted from fund assets, as a % of average
               daily net assets)
              ----------------------------------------------------
              Management fee                                 0.07
              Servicing fee                                  0.15
              Other expenses                                 0.07

              Total annual operating expenses                0.29


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ---------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
                 ---------------------------------------------
                 Agency Shares   30     93      163     368


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Agency Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Agency Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                                          For the period
                                                                                           November 15,
                                                                     For the Year              2005
                                                                        Ended                through
                                                                     December 31,          December 31,
Agency Shares                                                            2006                2005/1/
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                    1.00                  1.00
                                                          -          ------------ -       --------------
Gain from investment operations:
  Net investment income/(a)/                                             0.024                    --
Dividends
  Dividends from net investment income                                  (0.024)                   --
                                                          -          ------------ -       --------------
Net asset value at end of year                                            1.00                  1.00
                                                          -          ------------ -       --------------
Total investment return based on net asset value (%)/(b)/                 2.43                    --

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                     59,322                    --/2/
Ratio of expenses to average net assets                                   0.29                    --
Ratio of net investment income to average net assets                      5.08                    --



1 Agency Shares of the Fund were first offered on 11/15/05, initial trading began 7/12/06.
2  Less than $1,000.

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period less than one year is not annualized.


                                                        BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury obligations to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given U.S. Treasury security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the


BNY Hamilton Treasury Money Fund
securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Because the Agency Shares of the Fund have not yet completed a full calendar year of operations as of the date of this Prospectus, performance figures provided in the bar chart and table below are based on the performance of the Fund's Premier Shares, which are offered through a different prospectus. Agency Shares of the Fund are invested in the same portfolio of securities as Premier Shares and would have substantially similar annual returns as those set forth in the bar chart and table. Performance of Agency Shares, however, will be higher than the performance of Premier Shares because Agency Shares have lower fees and expenses. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Premier Shares annual total returns
(%) as of 12/31/06
-----------------------------------------------------------------
                                           [CHART]


1998   1999   2000   2001   2002   2003    2004     2005    2006
-----  -----  -----  -----  -----  -----  ------   ------  ------
4.99%  4.54%  5.82%  3.68%  1.29%  0.66%   0.82%    2.64%   4.56%

Best Quarter: Q3 '00 +1.51%  Worst Quarter: Q1 '04 +0.13%



               Average annual total returns (%) as of 12/31/06*
               --------------------------------------------------

                                                   Since
                              1 Year 5 Year Inception (4/1/97)/1/
               --------------------------------------------------
               Premier Shares  4.56   1.99          3.35


*Assumptions: All dividends and distributions reinvested.
/1/Premier Shares of the Fund commenced operations on 4/1/97.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ----------------------------------------------------

                                                            Agency
                                                            Shares
              ----------------------------------------------------
              Shareholder Fees                               None

              Annual Operating Expenses (expenses that are
               deducted from fund assets, as a % of average
               daily net assets)
              ----------------------------------------------------
              Management fee                                 0.07
              Servicing fee                                  0.15
              Other expenses                                 0.08

              Total annual operating expenses                0.30


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your share at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ---------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
                 ---------------------------------------------
                 Agency Shares   31     97      169     381


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Agency Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Agency Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                                             For the period
                                                                                              November 15,
                                                                     For the Year                 2006
                                                                        Ended                   through
                                                                     December 31,             December 31,
Agency Shares                                                            2006                   2006/1/
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                    1.00                     1.00
                                                          -          ------------ -          --------------
Gain from investment operations:
  Net investment income/(a)/                                             0.007                       --
Dividends:
  Dividends from net investment income                                  (0.007)                      --
                                                          -          ------------ -          --------------
Net asset value at end of year                                            1.00                     1.00
                                                          -          ------------ -          --------------
Total investment return based on net asset value (%)/(b)/                 0.72                       --

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                      1,665                    --/2/
Ratio of expenses to average net assets                                   0.30                       --
Ratio of net investment income to average net assets                      4.98                       --



1 Agency Shares of the Fund were first offered on 11/15/06, initial trading began 11/9/06./ /
2  Less than $1,000.

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period less than one year is not annualized.


                                               BNY Hamilton Treasury Money Fund

BNY HAMILTON

 U.S. GOVERNMENT MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in:

.. debt securities issued or guaranteed by the U.S. Government (including U.S.
  Treasury securities), or by U.S. Government agencies or instrumentalities.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury and other U.S. Government securities to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because

BNY Hamilton U.S. Government Money Fund
the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                        BNY Hamilton U.S. Government Money Fund

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ----------------------------------------------------

                                                            Agency
                                                            Shares
              ----------------------------------------------------
              Shareholder Fees                               None

              Annual Operating Expenses (expenses that are
               deducted from fund assets, as a % of average
               daily net assets)
              ----------------------------------------------------
              Management fee                                 0.08
              Servicing fee                                  0.15
              Other expenses/(a)/                            0.57

              Total annual operating expenses/(b)/           0.80


(a)Based on estimated amounts for the current fiscal year.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Agency Shares' "Total annual operating expenses" to 0.26% of the Fund's average daily net assets allocable to the Agency Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                          Expenses on a $10,000 investment* ($)
                          -------------------------------------

                                           1 Year    3 Years
                          -------------------------------------
                          Agency Shares      82        255


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton U.S. Government Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Agency Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Agency Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                 For the
                                                                  period
                                                               November 1,
                                                                  2006*
                                                                 Through
                                                               December 31,
                                                                   2006
    Agency Shares                                              ------------
    -----------------------------------------------------------

    Per-Share Data ($)
    ------------------------------------------------------------------------
    Net asset value at beginning of period                         1.00
                                                               ------------
    Gain from investment operations:
      Net investment income/(a)/                                     --
    Dividends:
      Dividends from net investment income                           --
                                                               ------------
    Net asset value at end of year                                 1.00
                                                               ------------
    Total investment return based on net asset value (%)/(b)/        --

    Ratios/Supplemental Data (%)
    ------------------------------------------------------------------------
    Net assets, end of year ($ x 1,000)                              --/(1)/
    Ratio of expenses (after reduction) to average net assets        --
    Ratio of expenses (before reduction) to average net assets       --
    Ratio of net investment income to average net assets             --


*  Commencement of investment operations.

1  Less than $1,000.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                        BNY Hamilton U.S. Government Money Fund

BNY HAMILTON

 100% U.S. TREASURY SECURITIES MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. Government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

BNY Hamilton 100% U.S. Treasury Securities Money Fund

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ----------------------------------------------------

                                                            Agency
                                                            Shares
              ----------------------------------------------------
              Shareholder Fees                               None

              Annual Operating Expenses (expenses that are
               deducted from fund assets, as a % of average
               daily net assets)
              ----------------------------------------------------
              Management fee                                 0.08
              Servicing fee                                  0.15
              Other expenses/(a)/                            0.59

              Total annual operating expenses/(b)/           0.82


(a)Based on estimated amounts for the current fiscal year.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Agency Shares' "Total annual operating expenses" to 0.26% of the Fund's average daily net assets allocable to the Agency Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                          Expenses on a $10,000 investment* ($)
                          -------------------------------------

                                           1 Year    3 Years
                          -------------------------------------
                          Agency Shares      84        262


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.



BNY Hamilton 100% U.S. Treasury Securities Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Agency Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Agency Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                 For the
                                                                  period
                                                               November 1,
                                                                  2006*
                                                                 Through
                                                               December 31,
                                                                   2006
    Agency Shares                                              ------------
    -----------------------------------------------------------

    Per-Share Data ($)
    ------------------------------------------------------------------------
    Net asset value at beginning of period                         1.00
                                                               ------------
    Gain from investment operations:
      Net investment income/(a)/                                     --
    Dividends:
      Dividends from net investment income                           --
                                                               ------------
    Net asset value at end of year                                 1.00
                                                               ------------
    Total investment return based on net asset value (%)/(b)/        --

    Ratios/Supplemental Data (%)
    ------------------------------------------------------------------------
    Net assets, end of year ($ x 1,000)                              --/(1)/
    Ratio of expenses (after reduction) to average net assets        --
    Ratio of expenses (before reduction) to average net assets       --
    Ratio of net investment income to average net assets             --


*  Commencement of investment operations.

1  Less than $1,000.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

BNY HAMILTON

 TAX-EXEMPT MONEY FUND


The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.


The Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.


Consistent with its investment objective, the Fund:


.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to Municipal Obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and


BNY Hamilton Tax-Exempt Money Fund

.. may invest to a significant extent in securities with floating or variable rates of interest.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market investments. To the extent that the Fund might do so, it may not meet its investment objective.


The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.


The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.


Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.


Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.


The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to

                                             BNY Hamilton Tax-Exempt Money Fund
pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.


There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2006, they collectively have outstanding approximately $2.4 billion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal bonds was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

              Fee table
              ---------------------------------------------------

                                                           Agency
                                                           Shares
              ---------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets, as a % average
               daily net assets)
              ---------------------------------------------------
              Management fee                                0.10
              Servicing fee                                 0.15
              Other expenses/(a)/                           0.14

              Total annual operating expenses/(b)/          0.39

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Agency Shares' "Total annual operating expenses" to 0.35% of the Fund's average daily net assets allocable to the Agency Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                          Expenses on a $10,000 investment* ($)
                          -------------------------------------

                                           1 Year    3 Years
                          -------------------------------------
                          Agency Shares      40        125


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Agency Shares of the Fund.


                                             BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Funds have entered into servicing agreements with certain institutions (shareholder organizations), whose customers beneficially own Agency Shares of the Funds. Under these agreements, the shareholder organizations provide support services to their customers, and, in turn, each of the Funds pays each such shareholder organization a fee of up to 0.15% (annualized) of the average daily net asset value (NAV) of the Agency Shares of the Fund owned by the shareholder organization's customers.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares;

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor;

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Agency Shares, if requested;

.. processing customers' dividend payments;

.. providing periodic statements to their customers;

.. arranging for bank wires;

.. providing adequate customer support facilities;

.. performing all necessary sub-accounting; and

.. forwarding shareholder communications from the Funds.

See the Statement of Additional Information for additional services provided by shareholder organizations to their customers.

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations processing orders on behalf of their customers will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts at shareholder organizations are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Agency Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION

The Tax-Exempt Money Fund calculates its net asset value per share (NAV) at 12:00 p.m. Eastern time, the 100% U.S. Treasury Securities Money Fund calculates its NAV at 2:00 p.m. Eastern time, and each of the Money Fund, Treasury Money Fund and U.S. Government Money Fund calculate its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a "business day"). A Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. The Funds are open on each weekday (Monday through Friday) that the Federal Reserve Bank of New York (Federal Reserve) is open. The Federal Reserve (and, therefore, the Funds) is (are) closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Agency Shares of each Fund will be determined immediately before calculation of a Fund's NAV each business day. Net investment income for Agency Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Agency Shares of each Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Agency Shares of each Fund, that if your purchase order is received in good order by a Fund, its transfer agent or other shareholder servicing agent (collectively referred to in this Prospectus as "the Fund (or its designee)") on a business day by 12:00 p.m. Eastern time in the case of Tax-Exempt Money Fund, 2:00 p.m. Eastern time in the case of 100% U.S. Treasury Securities Money Fund, or 5:00 p.m. Eastern time in the case of Money Fund, Treasury Money Fund, and U.S. Government Money Fund (each, a "cut-off time"), you will begin earning dividends declared by that Fund on that day. However, if your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by that Fund on the next business day.

In the case of redemptions of Agency Shares of each Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.


Your taxable income is the same under either option. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


                                                               Account Policies

               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net investment Ordinary income
               income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income
               Dividends from net tax-exempt Tax-free
               income

With respect to the Tax-Exempt Money Fund, if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt-interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, the Fund invests in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the assets of the Tax-Exempt Money Fund, may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Shareholders that receive social security or railroad retirement benefits, should consult their tax advisers to determine what effect, if any, an investment in the Tax-Exempt Money Fund may have on the federal taxation of their benefits.

The Tax-Exempt Money Fund may invest a portion of its assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Money Fund that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Fund may be taxable.

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.

A Fund's investments in certain debt securities and its securities lending activities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Money Fund's investment in foreign securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Money Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Funds do not expect to realize significant long-term capital gains or losses.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds, who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be short-term or long-term capital gain or loss depending on how long you held the shares.

This section relates only to the federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.



Account Policies

PURCHASING AND REDEEMING AGENCY SHARES


If a Fund (or its designee) receives your purchase or redemption order in good order by the Fund's cut-off time, we will process your order at that day's NAV. If the Fund (or its designee) receives your purchase or redemption order in good order after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.


                         Minimum investment requirements
                         -------------------------------

                         Initial investment
                         -------------------------------
                             $5,000,000

No minimum additional investment is required to purchase additional Agency Shares of the Funds. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning each Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Funds you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received in good order by the Fund (or its designee) before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund


.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange (NYSE) is closed other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.


Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you


                                                               Account Policies
open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Exchange minimums. You may exchange your Agency Shares of a Fund for Agency Shares of any other Fund. You may also exchange Agency Shares of a Fund for Institutional Shares of any BNY Hamilton Fund offering Institutional Shares (except for other BNY Hamilton Money Market Funds). You must exchange enough Agency Shares of a Fund to meet the minimum initial investment requirement of the class of shares of the Fund for which you are exchanging your existing shares. To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Funds' operations. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING


Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to a Fund (such as spreads paid to dealers who sell money market instruments to a Fund) and disrupting the management of the Fund. However, shareholders of the Fund, expect the Funds to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Funds accommodate frequent trading, and the Funds' Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in these Funds' shares. Each Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.


INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $99 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $129.9 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.


The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial

Account Policies

Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee paid to the Advisor for the fiscal year ended December 31, 2006 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.


                Fund                                   Fee
                                                    as a % of
                                                  average daily
                                                   net assets
                                                   (net of any
                                                   waivers or
                                                 reimbursements)
                ------------------------------------------------
                BNY Hamilton Money Fund               0.07
                BNY Hamilton Treasury Money Fund      0.07
                                                 ---------------


As of the date of this Prospectus, each of the U.S. Government Money Fund and 100% U.S. Treasury Securities Money Fund has not operated for a full fiscal year, and the Tax-Exempt Money Fund has not commenced operations, but each pays (or will pay upon commencement of operations, as the case may be) the Advisor, as compensation for management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's Fee table.

A discussion of the basis for the Directors' approval of each Fund's investment advisory contract is included in each Fund's shareholder report for the period during which the Directors approved such contract, except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who has been a Vice President of the Advisor for more than five years. He has managed the Money Fund and Treasury Money Fund since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

BNY Hamilton U.S. Government Money Fund and BNY Hamilton 100% U.S. Treasury Securities Money Fund are managed by Denise El Chaar, who is a Vice President and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor in 2006 as a Vice President, she was a Senior Financial and Economic Analyst in the Central Banks and International Account Services Group at the Federal Reserve Bank of New York. Prior to joining the Federal Reserve Bank in 2005, she was a Fixed Income Portfolio Manager at Apple Computer from 2000 to
2003. She has managed the 100% U.S. Treasury Securities Money Fund and U.S. Government Money Fund since 2006.

BNY Hamilton Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He has been a Vice President for more than five years. He began his career at the Advisor in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities. Mr. Monasterio has managed the BNY Hamilton New York Tax-Exempt Money Fund, another BNY Hamilton Money Market Fund (offered in a different Prospectus), since its inception in 2002.



                                                               Account Policies

ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS' INVESTMENT STRATEGIES

In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in each Funds' "Principal Investment Strategies" section above), the Funds (except Tax-Exempt Money Fund) observe additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:

.. maintaining the weighted average maturity of the Funds' portfolios at 60 days or less; and

.. limiting the Funds' investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO]  BNY
     HAMILTON
       FUNDS
ADVISED BY THE BANK OF NEW YORK

                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from each Fund's portfolio manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, a Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
[LOGO] BNY
     HAMILTON
      FUNDS
ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219
                                                                 04/07 BNY-0084

[LOGO] BNY
HAMILTON

                                  PROSPECTUS


                                APRIL 30, 2007


[LOGO]
BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK







   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   U.S. GOVERNMENT MONEY FUND

   100% U.S. TREASURY SECURITIES
   MONEY FUND

   TAX-EXEMPT
   MONEY FUND

   CLASSIC SHARES


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                                      BNY
                                   HAMILTON
                                     FUNDS
                        ADVISED BY THE BANK OF NEW YORK


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 9  BNY Hamilton Treasury Money Fund

13  BNY Hamilton New York Tax-Exempt Money Fund

18  BNY Hamilton U.S. Government Money Fund

22  BNY Hamilton 100% U.S. Treasury Securities Money Fund

26  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

30  Services Provided


ACCOUNT POLICIES

31  Daily NAV Calculation

31  Distribution (12b-1) Plan

32  Opening an Account/Purchasing Shares

34  Making Exchanges/Redeeming Shares

36  Distributions and Tax Considerations

37  Abusive Trading

37  Investment Advisor

38  Portfolio Managers

39  Additional Information About Certain Funds' Investment Strategies


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M606

 TREASURY MONEY FUND

     CUSIP Number: 05561M747

 NEW YORK TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M614

 U.S. GOVERNMENT MONEY FUND

     CUSIP Number: 05561M184

 100% U.S. TREASURY SECURITIES MONEY FUND

     CUSIP Number: 05561M242

 TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M135

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in debt securities within the highest short-term credit rating category and their unrated equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations;

.. banks;

.. governments; and

.. U.S. agencies, states, and municipalities.

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on

                                                        BNY Hamilton Money Fund
whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/06
------------------------------------------------------------------------------
                                       [CHART]

 1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 4.80%   4.81%   4.51%   5.78%   3.57%   1.15%   0.49%   0.68%   2.57%   4.48%


Best Quarter: Q3 '00 +1.49%  Worst Quarter: Q1 '04 +0.09%



                     Average annual total returns (%) as of 12/31/06*
                     ------------------------------------------------

                                       1 Year    5 Years   10 Years
                     ------------------------------------------------
                     Classic Shares     4.48      1.86       3.27


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


             Fee table
             -----------------------------------------------------

                                                           Classic
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             -----------------------------------------------------
             Management fee//                               0.07
             Distribution (12b-1) fees                      0.25
             Servicing fee//                                0.30
             Other expenses//                               0.07

             Total annual operating expenses                0.69


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   70     221     384     859


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


                                                        BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Classic Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                         Year Ended December 31,
                                                          -----------------------------------------------------
Classic Shares                                            2006             2005       2004       2003       2002
-------------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00          1.00       1.00       1.00       1.00
                                                          ---------     ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.044         0.026      0.007      0.005      0.011
Dividends:
  Dividends from net investment income                       (0.044)       (0.026)    (0.007)    (0.005)    (0.011)
                                                          ---------     ---------  ---------  ---------  ---------
Net asset value at end of year                                 1.00          1.00       1.00       1.00       1.00
                                                          ---------     ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      4.48          2.57       0.68       0.49       1.15

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       1,453,589     1,163,077  1,036,872  1,017,653  1,085,726
Ratio of expenses to average net assets                        0.69          0.70       0.71       0.73       0.73
Ratio of net investment income to average net assets           4.41          2.59       0.68       0.49       1.14


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury obligations to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given U.S. Treasury security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because it cannot sell the securities at the agreed-upon time and price or the

                                               BNY Hamilton Treasury Money Fund
securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/06
------------------------------------------------------------------
                                           [CHART]

 2000       2001       2002      2003      2004     2005     2006
------     ------     ------    ------    ------   ------   ------
 5.56%      3.42%      1.03%     0.43%     0.59%    2.39%    4.30%


Best Quarter: Q3 '00 +1.45%  Worst Quarter: Q1 '04 +0.07%



                   Average annual total returns (%) as of 12/31/06*
                   -------------------------------------------------

                                                          Since
                                                        Inception
                                    1 Year   5 Years   (4/30/99)/1/
                   -------------------------------------------------
                   Classic Shares    4.30     1.74        2.67


*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.



             Fee table
             -----------------------------------------------------

                                                           Classic
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             -----------------------------------------------------
             Management fee                                 0.07
             Distribution (12b-1) fees                      0.25
             Servicing fee                                  0.30
             Other expenses                                 0.08

             Total annual operating expenses                0.70


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   72     224     390     871


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
/1/ Classic Shares of the Fund commenced operations on 4/30/99.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Classic Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                    Year Ended December 31,
                                                          -------------------------------------------
Classic Shares                                            2006          2005     2004     2003     2002
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         1.00        1.00     1.00     1.00     1.00
                                                          -------     -------  -------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                0.042       0.024    0.006    0.004    0.010
Dividends:
  Dividends from net investment income                     (0.042)     (0.024)  (0.006)  (0.004)  (0.010)
                                                          -------     -------  -------  -------  -------
Net asset value at end of year                               1.00        1.00     1.00     1.00     1.00
                                                          -------     -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/    4.30        2.39     0.59     0.43     1.03

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       471,111     356,438  297,459  353,307  288,290
Ratio of expenses to average net assets                      0.70        0.71     0.71     0.72     0.73
Ratio of net investment income to average net assets         4.25        2.41     0.57     0.42     1.03


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

BNY Hamilton Treasury Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.


The Fund invests primarily in New York municipal obligations, the interest on which is exempt from federal and New York State and City personal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). New York municipal obligations whose interest is exempt from federal and New York State and City personal taxes and the federal alternative minimum tax include those issued by the State of New York and certain U.S. territories and possessions, such as The Commonwealth of Puerto Rico, Guam and the Virgin Islands, and their political subdivisions, instrumentalities, agencies, and other governmental units. Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal and/or New York State and/or City personal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in those obligations, it will be limited to no more than 20% of its Assets as described below.


Consistent with its investment objective, the Fund:

.. as a fundamental policy, invests at least 80% of its Assets in New York municipal obligations that are exempt from federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in obligations, the interest income on which is subject to federal, New York State and/or City personal income tax, and/or the federal alternative minimum tax, but

                                    BNY Hamilton New York Tax-Exempt Money Fund
only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period from the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market instruments. To the extent that the Fund might do so, it may not meet its investment objective.


The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.

Because the Fund invests primarily in securities from a single state, it is subject to greater credit and other risks than a fund that is more broadly geographically diversified because any factors affecting the state or region, such as economic or fiscal problems, could af-


BNY Hamilton New York Tax-Exempt Money Fund fect a large portion of the Fund's securities in a similar manner. For example, New York's economy could be hurt by natural disasters or terrorist attacks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City. New York City along with other New York localities receive financial aid from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. For more information, see the Statement of Additional Information under "Special Considerations Relating to Investments in New York Municipal Obligations."

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal and/or New York State and/or City personal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include issuer's potential liability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About New York Municipal Obligations


The Fund invests in municipal obligations issued by New York State and its political subdivisions, agencies, instrumentalities and other governmental units. As of December 31, 2006, they collectively have outstanding approximately $200 billion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects.


                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/06
---------------------------------------------------------
                                           [CHART]

              2003     2004    2005     2006
             ------   ------  ------   ------
              0.29%    0.46%   1.66%    2.73%


Best Quarter: Q4 '06 +0.72%  Worst Quarter: Q3 '03 +0.06%



                       Average annual total returns
                       (%) as of 12/31/06*
                       ---------------------------------

                                               Since
                                             Inception
                                      1 Year (4/1/02)/1/
                       ---------------------------------
                       Classic Shares  2.73     1.20


*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or other out of pocket expenses upon purchasing or redeeming shares of the Fund.


             Fee table
             ------------------------------------------------------

                                                            Classic
                                                            Shares
             ------------------------------------------------------
             Shareholder Fees                                None

             Annual Operating Expenses (expenses
              that are deducted from fund assets, as a % of
              average daily net assets)
             ------------------------------------------------------
             Management fee                                  0.10
             Distribution (12b-1 fees)                       0.25
             Servicing fee                                   0.25
             Other expense                                   0.16
             Total annual operating expenses/(a)/            0.76



(a)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Classic Shares' "Total annual operating expenses" to 0.75% of the Fund's average daily net assets allocable to Classic Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment*($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   78     243     422     942


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
/1/ Classic Shares of the Fund commenced operations on 4/1/02.

BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Classic Shares' operations. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Classic Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                                Year Ended December 31,
                                                                       --------------------------------------
Classic Shares                                                          2006    2005    2004    2003    2002/1/
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     1.00    1.00    1.00    1.00    1.00
                                                                       ------  ------  ------  ------  ------
Gain from investment operations:
  Net investment income/(a)/                                            0.027   0.016   0.005   0.003   0.006
Dividends:
  Dividends from net investment income                                 (0.027) (0.016) (0.005) (0.003) (0.006)
                                                                       ------  ------  ------  ------  ------
Net asset value at end of year                                           1.00    1.00    1.00    1.00    1.00
                                                                       ------  ------  ------  ------  ------
Total investment return based on net asset value (%)/(b)/                2.73    1.66    0.46    0.29    0.59

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    29,035  11,566  14,853   4,421   5,330
Ratio of expenses (after reduction) to average net assets                0.75    0.75    0.74    0.69    0.75/2/
Ratio of expenses (before reduction) to average net assets               0.76    0.77    0.77    0.79    0.96/2/
Ratio of net investment income (after reduction) to average net assets   2.68    1.61    0.63    0.29    0.68/2/


1  Classic Shares were first offered on 4/1/02.
2  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                    BNY Hamilton New York Tax-Exempt Money Fund

BNY HAMILTON

 U.S. GOVERNMENT MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in:

.. debt securities issued or guaranteed by the U.S. Government (including U.S.
  Treasury securities), or by U.S. Government agencies or instrumentalities.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury and other U.S. Government securities to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default

BNY Hamilton U.S. Government Money Fund
because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                        BNY Hamilton U.S. Government Money Fund

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


               Fee table
               -------------------------------------------------

                                                         Classic
                                                         Shares
               -------------------------------------------------
               Shareholder Fees                           None

               Annual Operating Expenses (expenses that
                are deducted from fund assets, as a % of
                average daily net assets)
               -------------------------------------------------
               Management fee                             0.08
               Distribution (12b-1) fees                  0.25
               Servicing fee                              0.30
               Other expenses/(a)/                        0.57

               Total annual operating expenses/(b)/       1.20


(a)Based on estimated amounts for the current fiscal year.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Classic Shares' "Total annual operating expenses" to 0.59% of the Fund's average daily net assets allocable to the Classic Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the Funds. Your actual costs could be higher or lower than this example.


                         Expenses on a $10,000 investment* ($)
                         -------------------------------------

                                           1 Year    3 Years
                         -------------------------------------
                         Classic Shares     122        381


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.




BNY Hamilton U.S. Government Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Classic Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Classic Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                 For the
                                                                  period
                                                               November 1,
                                                                  2006*
                                                                 Through
                                                               December 31,
                                                                   2006
    Classic Shares                                             ------------
    -----------------------------------------------------------

    Per-Share Data ($)
    ------------------------------------------------------------------------
    Net asset value at beginning of period                         1.00
                                                               ------------
    Gain from investment operations:
      Net investment income/(a)/                                     --
    Dividends:
      Dividends from net investment income                           --
                                                               ------------
    Net asset value at end of year                                 1.00
                                                               ------------
    Total investment return based on net asset value (%)/(b)/

    Ratios/Supplemental Data (%)
    ------------------------------------------------------------------------
    Net assets, end of year ($ x 1,000)                              --/(1)/
    Ratio of expenses (after reduction) to average net assets        --
    Ratio of expenses (before reduction) to average net assets       --
    Ratio of net investment income to average net assets             --


*  Commencement of investment operations.

(1)Less than $1,000.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

                                        BNY Hamilton U.S. Government Money Fund

BNY HAMILTON

 100% U.S. TREASURY SECURITIES MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. Government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

BNY Hamilton 100% U.S. Treasury Securities Money Fund

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


               Fee table
               -------------------------------------------------

                                                         Classic
                                                         Shares
               -------------------------------------------------
               Shareholder Fees                           None

               Annual Operating Expenses (expenses that
                are deducted from fund assets, as a % of
                average daily net assets)
               -------------------------------------------------
               Management fee                             0.08
               Distribution (12b-1) fees                  0.25
               Servicing fee                              0.30
               Other expenses/(a)/                        0.59

               Total annual operating expenses/(b)/       1.22


(a)Based on estimated amounts for the current fiscal year.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Classic Shares' "Total annual operating expenses" to 0.59% of the Fund's average daily net assets allocable to the Classic Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                         Expenses on a $10,000 investment* ($)
                         ---------------------------------------------

                                                1 Year         3 Years
                         ---------------------------------------------
                         Classic Shares          124             387


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.




BNY Hamilton 100% U.S. Treasury Securities Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Classic Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Classic Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                 For the
                                                                  period
                                                               November 1,
                                                                  2006*
                                                                 Through
                                                               December 31,
                                                                   2006
    Classic Shares                                             ------------
    -----------------------------------------------------------

    Per-Share Data ($)
    ------------------------------------------------------------------------
    Net asset value at beginning of period                         1.00
                                                               ------------
    Gain from investment operations:
      Net investment income/(a)/                                     --
    Dividends:
      Dividends from net investment income                           --
                                                               ------------
    Net asset value at end of year                                 1.00
                                                               ------------
    Total investment return based on net asset value (%)/(b)/        --

    Ratios/Supplemental Data (%)
    ------------------------------------------------------------------------
    Net assets, end of year ($ x 1,000)                              --/(1)/
    Ratio of expenses (after reduction) to average net assets        --
    Ratio of expenses (before reduction) to average net assets       --
    Ratio of net investment income to average net assets             --


*  Commencement of investment operations.

(1)Less than $1,000.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.


The Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.


Consistent with its investment objective, the Fund:


.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and


BNY Hamilton Tax-Exempt Money Fund

.. may invest to a significant extent in securities with floating or variable rates of interest.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market investments. To the extent that the Fund might do so, it may not meet its investment objective.


The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.


The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.


Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.


Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.


The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to


                                             BNY Hamilton Tax-Exempt Money Fund
pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.


There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2006, they collectively have outstanding approximately $2.4 billion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal obligations was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

               Fee table
               -------------------------------------------------

                                                         Classic
                                                         Shares
               -------------------------------------------------
               Shareholder Fees                           None

               Annual Operating Expenses (expenses that
                are deducted from fund assets, as a % of
                average daily net assets)
               -------------------------------------------------
               Management fee                             0.10
               Distribution (12b-1) fees                  0.25
               Servicing fee                              0.30
               Other expenses/(a)/                        0.14

               Total annual operating expenses/(b)/       0.79

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Classic Shares' "Total annual operating expenses" to 0.75% of the Fund's average daily net assets allocable to the Classic Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                         Expenses on a $10,000 investment* ($)
                         ---------------------------------------------

                                                1 Year         3 Years
                         ---------------------------------------------
                         Classic Shares           81             252


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Classic Shares of the Fund.


                                             BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Funds have entered into servicing agreements with certain institutions (shareholder organizations), whose customers beneficially own Classic Shares of the Funds. Under these agreements, the shareholder organizations provide support services to their customers, and, in turn, each of the Funds (except the New York Tax-Exempt Money Fund) pays each such shareholder organization a fee of up to 0.30% (annualized) of the average daily net asset value (NAV) of the Classic Shares of the Fund owned by the shareholder organization's customers, and the New York Tax-Exempt Money Fund pays each such shareholder organization a fee of up to 0.25% (annualized) of the average daily NAV of the Classic Shares of the Fund owned by the shareholder organization's customers. These fees, or portions thereof, paid to shareholder organizations may constitute "service fees" (as defined by the National Association of Securities Dealers, Inc. ("NASD")) and shall not exceed 0.25% of the average daily net assets attributable to the Classic Shares of each Fund (or such other maximum amount then permitted by the NASD as a "service fee").

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares;

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor;

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Classic Shares, if requested;

.. processing customers' dividend payments;

.. providing periodic statements to their customers;

.. arranging for bank wires;

.. providing adequate customer support facilities;

.. performing all necessary sub-accounting; and

.. forwarding shareholder communications from the Funds.

See the Statement of Additional Information for additional services provided by shareholder organizations to their customers.

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations processing orders on behalf of their customers will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts at shareholder organizations are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Classic Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION

Each of the New York Tax-Exempt Money Fund and Tax-Exempt Money Fund calculates its net asset value per share (NAV) at 12.00 p.m. Eastern time, the 100% U.S. Treasury Securities Money Fund calculates its NAV at 2:00 p.m. Eastern time and each of the Money Fund, Treasury Money Fund and U.S. Government Money Fund calculates its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a "business day"). A Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. The Funds are open on each weekday (Monday through Friday) that the Federal Reserve Bank of New York (Federal Reserve) is open. The Federal Reserve (and, therefore, the Funds) is (are) closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a distribution (12b-1) plan with respect to the Classic Shares of each of the Funds in this Prospectus pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan permits each Fund to reimburse the distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares of that Fund. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.

                                                               Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

     Minimum investment requirements
     ---------------------------------------------------------------------

                                         Minimum       Minimum
                                         initial     continuing    Minimum
     Account Type                       investment   investments   balance
     ---------------------------------------------------------------------
     IRA                                  $  250        $ 25         N/A
     Regular Account                      $2,000        $100        $500
     Automatic Investment Program         $  500        $ 50         N/A
     Government Direct Deposit Program*             minimum $100;
                                          $  250   maximum $50,000   N/A

 Note: Employees and retirees of The Bank of the New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.
*For federal employees and investors who receive Social Security or certain other payments from the federal government.

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------
Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the applicable Fund to:
check payable directly to each Fund you want to
invest in to:
BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363.     If possible, include a tear-off payment stub from one of your transaction confirmation statements.
Wire
----------------------------------------------------------------------------------------------------------------
The Funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your Fund]                                  Attn: [your Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]
Phone
----------------------------------------------------------------------------------------------------------------
N/A                                                Call 1-800-426-9363.

                                                   You must provide the required information about your bank
                                                   on your new account application, or in a signature guaranteed letter. Your bank must be a member of the ACH (Automated
                                                   Clearing House) system.
Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Account Policies

Open an account                                    Add to your investment
--------------------------------------------------------------------------------------------------------------

Automatic Investment Program
--------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds, Inc.
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

Government Direct Deposit Program
--------------------------------------------------------------------------------------------------------------
For federal employees and investors who receive
social security or certain other payments from
the federal government.
Call 1-800-426-9363 for instructions on            Once you are enrolled, investments are automatic.
how to enroll.
                                                   You can terminate the service at any time by contacting the appropriate federal agency.

If your purchase order is received in good order by a Fund, its transfer agent or other shareholder servicing agent (collectively referred to in this Prospectus as ("the Fund (or its designee)") on a business day by 12:00 p.m. Eastern time in the case of New York Tax-Exempt Money Fund and Tax-Exempt Money Fund, 2:00 p.m. Eastern time in the case of 100% U.S. Treasury Securities Money Fund, or 5:00 p.m. Eastern time in the case of Money Fund, Treasury Money Fund, and U.S. Government Money Fund (each, a "cut-off time"), we will process your order at that day's NAV. If your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning each Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds (minimum   To redeem shares
$500)
------------------------------------------------------------------------------------------------------------------

Phone
------------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
------------------------------------------------------------------------------------------------------------------
The Funds do not charge a fee for wire
transactions, but your bank may.                   Your instructions should include:
Your instructions should include:                  .your account number
.. your account number                              .names of the Funds and number of shares or dollar amount
.. names of the Funds and number of shares or        you want to exchange
  dollar amount you want to exchange.              A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address or to
                                                    different banking institutions than what is on file
                                                   .you have changed your account address within the last 10 days

Dealer
------------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
------------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum Fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

If your redemption order is received in good order by a Fund (or its designee) by the Fund's cut-off time, we will process your order at that day's NAV. If your redemption order is received in good order by a Fund (or its designee) after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

Minimum account balances. If you have a regular account with a Fund and your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Account Policies

Exchange minimums. You may exchange your Classic Shares of a Fund for Classic Shares of any other Fund. You may also exchange Classic Shares of a Fund for Class A Shares or Investor Shares of any BNY Hamilton Fund offering Class A Shares or Investor Shares, as applicable. Shares to be exchanged must have a value of at least $500. You must also exchange enough Classic Shares of a Fund to meet the minimum initial investment requirement of the class of shares of the Fund for which you are exchanging your existing shares. When exchanging your Classic Shares of a Fund for Class A Shares of another BNY Hamilton Fund, you will pay any applicable Class A sales charge upon exchange. See the applicable BNY Hamilton Funds' Class A Prospectus for more information regarding its sales charges.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another.

Checkwriting privileges. Checkwriting privileges are available by request to shareholders of the Funds. The minimum check amount is $500. There is no fee for writing checks, but the Funds will charge for stop payments or overdrafts. You cannot close your account by writing a check. The Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee. A signature guarantee is required whenever:

.. you redeem more than $50,000

.. you want to send proceeds to a different address or to different banking institutions than what is on file

.. you have changed your account address within the last 10 days

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund


.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange (NYSE) is closed other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.


Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary


                                                               Account Policies
circumstances, such as a very large redemption that could affect the Funds' operations. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Classic Shares of each Fund will be determined immediately before calculation of a Fund's NAV each business day. Net investment income for Classic Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Classic Shares of each Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Classic Shares of each Fund, that if your purchase order is received in good order by a Fund (or its designee) on a business day by the cut-off time, you will begin earning dividends declared by that Fund on that day. However, if your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by that Fund on the next business day.

In the case of redemptions of Classic Shares of each Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.


Your taxable income is the same under either option. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


                  Type of Distribution     Federal Tax Status
                  --------------------------------------------
                  Dividends from net       Ordinary income
                  investment income
                  Short-term capital gains Ordinary income
                  Long-term capital gains  Capital gain income
                  Dividends from net       Tax-free
                  tax-exempt income

With respect to each of the New York Tax-Exempt Money Fund and the Tax-Exempt Money Fund (together, the "Tax-Exempt Funds") if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, each of the Tax-Exempt Funds invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the assets of each of the New York Tax-Exempt Money Fund and the Tax-Exempt Money Fund, may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. In particular, distributions derived from interest on New York tax-exempt investments will generally be exempt from the New York State personal income tax and the New York City personal income and unincorporated business taxes (but not from New York State corporate franchise and New York City


Account Policies
general corporation taxes). Shareholders that receive social security or railroad retirement benefits, should consult their tax advisers to determine what effect, if any, an investment in the Tax-Exempt Funds may have on the federal taxation of their benefits.

The Tax-Exempt Funds may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Funds that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Tax-Exempt Funds may be taxable.

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.

A Fund's investments in certain debt securities and its securities lending activities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Money Fund's investment in foreign securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Money Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Funds do not expect to realize significant long-term capital gains or losses.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds, who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be short-term or long-term capital gain or loss depending on how long you held the shares.

This section relates only to the federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

ABUSIVE TRADING


Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to a Fund (such as spreads paid to dealers who sell money market instruments to a Fund) and disrupting the management of the Fund. However, shareholders of the Funds expect the Funds to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Funds accommodate frequent trading, and the Funds' Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in these Funds' shares. Each Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.


INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander


                                                               Account Policies

Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $99 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $129.9 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.


The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee paid to the Advisor for the fiscal year ended December 31, 2006 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.


                Fund                                Fee
                                                 as a % of
                                               average daily
                                                net assets
                                            (net of any waivers
                                            or reimbursements)
                -----------------------------------------------
                BNY Hamilton Money Fund            0.07
                BNY Hamilton Treasury Money
                 Fund                              0.07
                BNY New York Tax-Exempt
                 Money Fund                        0.09


As of the date of this Prospectus, each of the U.S. Government Money Fund and 100% U.S. Treasury Securities Money Fund has not operated for a full fiscal year, and the Tax-Exempt Money Fund has not commenced operations, but each pays (or will pay upon commencement of operations, as the case may be) the Advisor, as compensation for management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's Fee table.

A discussion of the basis for the Directors' approval of each Fund's investment advisory contract is included in each Fund's shareholder report for the period during which the Directors approved such contract, except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who has been a Vice President of the Advisor for more than five years. He has managed the Money Fund and Treasury Money Fund since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

BNY Hamilton U.S. Government Money Fund and BNY Hamilton 100% U.S. Treasury Securities Money Fund are managed by Denise El Chaar, who is a Vice President and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor in 2006 as a Vice President, she was a Senior Financial and Economic Analyst in the Central Banks and International Account Services Group at the Federal Reserve Bank of New York. Prior to joining the Federal Reserve Bank in 2005, she was a Fixed Income Portfolio Manager at Apple Computer from 2000 to
2003. She has managed the 100% U.S. Treasury Securities Money Fund and U.S. Government Money Fund since 2006.



Account Policies

BNY Hamilton New York Tax-Exempt Money Fund and BNY Hamilton Tax-Exempt Money Fund are managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He has been a Vice President for more than five years. He began his career at the Advisor in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities. Mr. Monasterio has managed the New York Tax-Exempt Money Fund since its inception in 2002.


ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS' INVESTMENT STRATEGIES

In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in each Fund's "Principal Investment Strategies" section above), the Funds (except New York Tax-Exempt Money Fund and Tax-Exempt Money Fund) observe additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:

.. maintaining the weighted average maturity of the Funds' portfolios at 60 days or less; and

.. limiting the Funds' investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

[LOGO]
BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from each Fund's portfolio manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS
The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, a Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
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BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK


                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                04/07  BNY-0089

                                    [GRAPHIC]

                                       BNY
                                    HAMILTON

                                  PROSPECTUS


                                APRIL 30, 2007

                                     [LOGO]

                                      BNY
                                    HAMILTON
                                     FUNDS
                        ADVISED BY THE BANK OF NEW YORK




   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   U.S. GOVERNMENT MONEY FUND

   100% U.S. TREASURY SECURITIES MONEY FUND

   TAX-EXEMPT MONEY FUND

   HAMILTON SHARES




   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

10  BNY Hamilton Treasury Money Fund

14  BNY Hamilton New York Tax-Exempt Money Fund

19  BNY Hamilton U.S. Government Money Fund

23  BNY Hamilton 100% U.S. Treasury Securities Money Fund

27  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

31  Services Provided


ACCOUNT POLICIES

32  Daily NAV Calculation

32  Distributions and Tax Considerations

34  Purchasing and Redeeming Hamilton Shares

35  Abusive Trading

35  Investment Advisor

36  Portfolio Managers

37  Additional Information About Certain Funds' Investment Strategies


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M101

 TREASURY MONEY FUND

     CUSIP Number: 05561M705

 NEW YORK TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M630

 U.S. GOVERNMENT MONEY FUND

     CUSIP Number: 05561M226

 100% U.S. TREASURY SECURITIES MONEY FUND

     CUSIP Number: 05561M275

 TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M168

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in debt securities within the highest short-term credit rating category and their unrated equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations;

.. banks;

.. governments; and

.. U.S. agencies, states, and municipalities.

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of

                                                        BNY Hamilton Money Fund
issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific

BNY Hamilton Money Fund
securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                                        BNY Hamilton Money Fund

PAST PERFORMANCE


The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.



Annual total returns (%) as of 12/31/06
----------------------------------------------------------------------
                           [CHART]

1997   1998   1999   2000   2001   2002    2003   2004    2005   2006
-----  -----  -----  -----  -----  -----  -----  -----    -----  -----
5.47   5.41   5.03   6.31   4.09    1.66   0.99   1.19    3.09   5.00
Best Quarter: Q3 '00 +1.62%  Worst Quarter: Q1 '04 +0.21%



                   Average annual total returns (%) as of 12/31/06*
                   ------------------------------------------------

                                       1 Year   5 Years   10 Years
                   ------------------------------------------------
                   Hamilton Shares//    5.00     2.37       3.81


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.



             Fee table
             -----------------------------------------------------

                                                          Hamilton
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of
              average daily net assets)
             -----------------------------------------------------
             Management fee//                               0.07
             Servicing fee//                                0.05
             Other expenses//                               0.07
             Total annual operating expenses                0.19


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Hamilton Shares   19     61      107     243


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Hamilton Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                         Year Ended December 31,
                                                          -----------------------------------------------------
Hamilton Shares                                              2006       2005       2004       2003       2002
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.048      0.031      0.012      0.010      0.016
Dividends:
  Dividends from net investment income                       (0.048)    (0.031)    (0.012)    (0.010)    (0.016)
                                                          ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                 1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      5.00       3.09       1.19       0.99       1.66

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       5,102,680  4,813,508  3,849,873  3,317,497  3,241,771
Ratio of expenses to average net assets                        0.19       0.20       0.21       0.23       0.23
Ratio of net investment income to average net assets           4.89       3.11       1.19       0.99       1.65


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                        BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE


The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury obligations to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given U.S. Treasury security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the


BNY Hamilton Treasury Money Fund
securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns (%) as of 12/31/06
----------------------------------------------------------------------
                                    [CHART]

 1998    1999   2000    2001    2002    2003     2004    2005    2006
------  ------ ------  ------  ------  -------  ------  ------  ------
 5.25    4.79   6.09    3.94    1.54    0.91     1.07    2.90    4.82
Best Quarter: Q3 '00 +1.58%  Worst Quarter: Q1 '04 +0.19%



                   Average annual total returns (%) as of 12/31/06*
                   -------------------------------------------------

                                                         Since
                                                       Inception
                                     1 Year   5 Year   (4/1/97)/1/
                   -------------------------------------------------
                   Hamilton Shares    4.82     2.24       3.61


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.



             Fee table
             -----------------------------------------------------

                                                          Hamilton
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of
              average daily net assets)
             -----------------------------------------------------
             Management fee//                               0.07
             Servicing fee//                                0.05
             Other expenses//                               0.08
             Total annual operating expenses                0.20


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Hamilton Shares   20     64      113     255


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
/1/ Hamilton Shares of the Fund commenced operations on 4/1/97.

BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Hamilton Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, and 2002 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                    Year Ended December 31,
                                                          --------------------------------------------
Hamilton Shares                                             2006     2005     2004     2003     2002
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         1.00     1.00     1.00     1.00     1.00
                                                          -------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income/(a)/                                0.047    0.029    0.011    0.009    0.015
Dividends:
  Dividends from net investment income                     (0.047)  (0.029)  (0.011)  (0.009)  (0.015)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                               1.00     1.00     1.00     1.00     1.00
                                                          -------  -------  -------  -------  -------
Total investment return based on net asset value (%)/(b)/    4.82     2.90     1.07     0.91     1.54

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       712,614  474,418  441,619  296,892  288,414
Ratio of expenses to average net assets                      0.20     0.21     0.23     0.24     0.23
Ratio of net investment income to average net assets         4.78     2.88     1.12     0.91     1.51


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               BNY Hamilton Treasury Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE


The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. This investment objective is fundamental (i.e., subject to change only by shareholder approval).


PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.


The Fund invests primarily in New York municipal obligations, the interest on which is exempt from federal and New York State and City personal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). New York municipal obligations whose interest is exempt from federal and New York State and City personal taxes and the federal alternative minimum tax include those issued by the State of New York and certain U.S. territories and possessions, such as The Commonwealth of Puerto Rico, Guam and the Virgin Islands, and their political subdivisions, instrumentalities, agencies, and other governmental units. Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal and/or New York State and/or personal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in those obligations, it will be limited to no more than 20% of its Assets as described below.


Consistent with its investment objective, the Fund:

.. as a fundamental policy, invests at least 80% of its Assets in New York municipal obligations that are exempt from federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in obligations, the interest income on which is subject to federal, New York State and/or City personal income tax, and/or the federal alternative minimum tax, but

BNY Hamilton New York Tax-Exempt Money Fund only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period from the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market instruments. To the extent that the Fund might do so, it may not meet its investment objective.


The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.

Because the Fund invests primarily in securities from a single state, it is subject to greater credit and other risks than a fund that is more broadly geographically diversified because any factors affecting the state or region, such as economic or fiscal problems, could af-


                                    BNY Hamilton New York Tax-Exempt Money Fund
fect a large portion of the Fund's securities in a similar manner. For example, New York's economy could be hurt by natural disasters or terrorist attacks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City. New York City along with other New York localities receive financial aid from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. For more information, see the Statement of Additional Information under "Special Considerations Relating to Investments in New York Municipal Obligations."

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's, value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal and/or New York State and/or City personal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are also subject to certain special risks, which include issuer's potential liability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, yield of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About New York Municipal Obligations


The Fund invests in municipal obligations issued by New York State and its political subdivisions, agencies, instrumentalities and other governmental units. As of December 31, 2006 they collectively have outstanding approximately $2.4 billion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects.


BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns (%) as of 12/31/06
---------------------------------------------------------
                                    [CHART]

 2003    2004     2005    2006
------  ------   ------  -----
 0.74    0.94     2.16    3.24
Best Quarter: Q4 '06 +0.85%  Worst Quarter: Q3 '03 +0.14%



Average annual total returns (%) as of 12/31/06*
-------------------------------------------------

                                    Since
                                  Inception
                     1 Year      (3/28/02)/1/
-------------------------------------------------
Hamilton Shares       3.24          1.69


*Assumptions: All dividends and distributions reinvested

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or other out of pocket expenses upon purchasing or redeeming shares of the Fund.



Fee table
-----------------------------------------------------

                                             Hamilton
                                              Shares
-----------------------------------------------------
Shareholder Fees                               None

Annual Operating Expenses (expenses that are
 deducted from fund assets), as a % of
 average daily net assets
-----------------------------------------------------
Management fee                                 0.10
Servicing fee                                  None
Other expenses                                 0.16
Total annual operating expenses/(a)/           0.26



(a)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Hamilton Shares' "Total annual operating expenses" to 0.25% of the Fund's average daily net assets allocable to Hamilton Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)
-----------------------------------------------

                1 Year 3 Years 5 Years 10 Years
-----------------------------------------------
Hamilton Shares   27     84      146     331


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the fee table above.

--------------------------------------------------------------------------------
/1/ Hamilton Shares of the Fund commenced operations on 3/28/02.

                                    BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Hamilton Shares' operations. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Hamilton Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006, has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002 has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                                Year Ended December 31,
                                                                       ---------------------------------------
Hamilton Shares                                                         2006    2005    2004     2003    2002/1/
-----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     1.00    1.00    1.00     1.00    1.00
                                                                       ------  ------  ------  -------  ------
Gain from investment operations:
  Net investment income/(a)/                                            0.032   0.021   0.009    0.007   0.010
Dividends:
  Dividends from net investment income                                 (0.032) (0.021) (0.009)  (0.007) (0.010)
                                                                       ------  ------  ------  -------  ------
Net assets value at end of year                                          1.00    1.00    1.00     1.00    1.00
                                                                       ------  ------  ------  -------  ------
Total investment return based on net asset value (%)/(b)/                3.24    2.16    0.94     0.74    0.98

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    63,928  66,810  72,687  130,911  48,714
Ratio of expenses (after reduction) to average net assets                0.25    0.25    0.25     0.25    0.25/2/
Ratio of expenses (before reduction) to average net assets               0.26    0.27    0.30     0.35    0.48/2/
Ratio of net investment income (after reduction) to average net assets   3.20    2.14    0.90     0.75    1.21/2/


1  Hamilton shares were first offered on 3/28/02.
2  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton New York Tax-Exempt Money Fund

BNY HAMILTON

 U.S. GOVERNMENT MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in:

.. debt securities issued or guaranteed by the U.S. Government (including U.S.
  Treasury securities), or by U.S. Government agencies or instrumentalities.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury and other U.S. Government securities to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default

                                        BNY Hamilton U.S. Government Money Fund
because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency.


BNY Hamilton U.S. Government Money Fund

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


               Fee table
               --------------------------------------------------

                                                         Hamilton
                                                          Shares
               --------------------------------------------------
               Shareholder Fees                            None

               Annual Operating Expenses (expenses that
                are deducted from fund assets, as a % of
                average daily net assets).
               --------------------------------------------------
               Management fee                              0.08
               Servicing fee                               0.05
               Other expenses/(a)/                         0.57

               Total annual operating expenses/(b)/        0.70


(a)Based on estimated amounts for the current fiscal year.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Hamilton Shares' "Total annual operating expenses" to 0.20% of the Fund's average daily net assets allocable to the Hamilton Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                         Expenses on a $10,000 investment* ($)
                         -------------------------------------

                                            1 Year   3 Years
                         -------------------------------------
                         Hamilton Shares      58       183


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.




                                        BNY Hamilton U.S. Government Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Hamilton Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Hamilton Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                 For the
                                                                  period
                                                               November 1,
                                                                  2006*
                                                                 Through
                                                               December 31,
                                                                   2006
    Hamilton Shares                                            ------------
    -----------------------------------------------------------

    Per-Share Data ($)
    ------------------------------------------------------------------------
    Net asset value at beginning of period                         1.00
                                                               ------------
    Gain from investment operations:
      Net investment income/(a)/                                     --
    Dividends:
      Dividends from net investment income                           --
                                                               ------------
    Net asset value at end of year                                 1.00
                                                               ------------
    Total investment return based on net asset value (%)/(b)/        --

    Ratios/Supplemental Data (%)
    ------------------------------------------------------------------------
    Net assets, end of year ($ x 1,000)                              --/(1)/
    Ratio of expenses (after reduction) to average net assets        --
    Ratio of expenses (before reduction) to average net assets       --
    Ratio of net investment income to average net assets             --



*  Commencement of investment operations.
1  Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


BNY Hamilton U.S. Government Money Fund

BNY HAMILTON

 100% U.S. TREASURY SECURITIES MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. Government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



BNY Hamilton 100% U.S. Treasury Securities Money Fund

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


               Fee table
               --------------------------------------------------

                                                         Hamilton
                                                          Shares
               --------------------------------------------------
               Shareholder Fees                            None

               Annual Operating Expenses (expenses that
                are deducted from fund assets, as a % of
                average daily net assets)
               --------------------------------------------------
               Management fee                              0.08
               Servicing fee                               0.05
               Other expenses/(a)/                         0.59

               Total annual operating expenses/(b)/        0.72


(a)Based on estimated amounts for the current fiscal year.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Hamilton Shares' "Total annual operating expenses" to 0.20% of the Fund's average daily net assets allocable to the Hamilton Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the cost of investing in the funds. Your actual costs could be higher or lower than this example.


                         Expenses on a $10,000 investment* ($)
                         -------------------------------------

                                            1 Year   3 Years
                         -------------------------------------
                         Hamilton Shares      74       230


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.




                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Hamilton Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Hamilton Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                 For the
                                                                  period
                                                               November 1,
                                                                  2006*
                                                                 Through
                                                               December 31,
                                                                   2006
    Hamilton Shares                                            ------------
    -----------------------------------------------------------

    Per-Share Data ($)
    ------------------------------------------------------------------------
    Net asset value at beginning of period                         1.00
                                                               ------------
    Gain from investment operations:
      Net investment income/(a)/                                     --
    Dividends:
      Dividends from net investment income                           --
                                                               ------------
    Net asset value at end of year                                 1.00
                                                               ------------
    Total investment return based on net asset value (%)/(b)/        --

    Ratios/Supplemental Data (%)
    ------------------------------------------------------------------------
    Net assets, end of year ($ x 1,000)                              --/(1)/
    Ratio of expenses (after reduction) to average net assets        --
    Ratio of expenses (before reduction) to average net assets       --
    Ratio of net investment income to average net assets             --



*  Commencement of investment operations.
1  Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


BNY Hamilton 100% U.S. Treasury Securities Money Fund

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.


The Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.


Consistent with its investment objective, the Fund:


.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the munic-


                                             BNY Hamilton Tax-Exempt Money Fund
ipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and


.. may invest to a significant extent in securities with floating or variable rates of interest.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market investments. To the extent that the Fund might do so, it may not meet its investment objective.


The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.


The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.


In addition, changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.


Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.



BNY Hamilton Tax-Exempt Money Fund

The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.


There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2006, they collectively have outstanding approximately $2.4 billion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal obligations was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


                                             BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

              Fee table
              ---------------------------------------------------

                                                         Hamilton
                                                          Shares
              ---------------------------------------------------
              Shareholder Fees                             None

              Annual Operating Expenses (expenses that
               are deducted from fund assets), as a % of
               average daily net assets
              ---------------------------------------------------
              Management fee                               0.10
              Servicing fee                                0.05
              Other expenses/(a)/                          0.14

              Total annual operating expenses/(b)/         0.29

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Hamilton Shares' "Total annual operating expenses" to 0.25% of the Fund's average daily net assets allocable to the Hamilton Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                         Expenses on a $10,000 investment* ($)
                         -------------------------------------

                                            1 Year   3 Years
                         -------------------------------------
                         Hamilton Shares      30       93


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Hamilton Shares of the Fund.


BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Funds have entered into servicing agreements with certain institutions (shareholder organizations), whose customers beneficially own Hamilton Shares of the Funds. Under these agreements, the shareholder organizations provide support services to their customers, and, in turn, each of the Funds (except the New York Tax-Exempt Money Fund) pays each such shareholder organization a fee of up to 0.05% (annualized) of the average daily net asset value (NAV) of the Hamilton Shares of the Fund owned by the shareholder organization's customers.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares;

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor;

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Hamilton Shares, if requested;

.. processing customers' dividend payments;

.. providing periodic statements to their customers;

.. arranging for bank wires;

.. providing adequate customer support facilities;

.. performing all necessary sub-accounting; and

.. forwarding shareholder communications from the Funds.

See the Statement of Additional Information for additional services provided by shareholder organizations to their customers.

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations processing orders on behalf of their customers will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

                                                              Services Provided

ACCOUNT POLICIES


DAILY NAV CALCULATION

Each of the New York Tax-Exempt Fund and the Tax-Exempt Money Fund calculates its net asset value per share (NAV) at 12.00 p.m. Eastern time, the 100% U.S. Treasury Securities Money Fund calculates its NAV at 2:00 p.m. Eastern time, and each of the Money Fund, Treasury Money Fund and U.S. Government Money Fund calculates its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a "business day"). A Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. The Funds are open on each weekday (Monday through Friday) that the Federal Reserve Bank of New York (Federal Reserve) is open. The Federal Reserve (and, therefore, the Funds) is (are) closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Hamilton Shares of each Fund will be determined immediately before calculation of a Fund's NAV each business day. Net investment income for Hamilton Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.


Hamilton Shares of each Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Hamilton Shares of each Fund, that if your purchase order is received in good order by a Fund, its transfer agent or other shareholder servicing agent (collectively referred to in this Prospectus as "the Fund (or its designee)") on a business day by 12:00 p.m. Eastern time in the case of New York Tax-Exempt Money Fund and Tax-Exempt Money Fund, 2:00 p.m. Eastern time in the case of 100% U.S. Treasury Securities Money Fund, or 5:00 p.m. in the case of Money Fund, Treasury Money Fund, and U.S. Government Money Fund (each, a "cut-off time"), you will begin earning dividends declared by that Fund on that day. However, if your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by that Fund on the next business day.


In the case of redemptions of Hamilton Shares of each Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.


Your taxable income is the same under either option. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


Account Policies


               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net            Ordinary income
                investment income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income
               Dividends from net tax-exempt Tax-Free
                income

With respect to each of the New York Tax-Exempt Money Fund and the Tax-Exempt Money Fund (together, the "Tax-Exempt Funds"), if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, each of the Tax-Exempt Funds invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the assets of each of the New York Tax-Exempt Money Fund and the Tax-Exempt Money Fund, may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. In particular, distributions derived from interest on New York tax-exempt investments will generally be exempt from New York State personal income tax and the New York City personal income and unincorporated business taxes (but not from New York State corporate franchise and New York City general corporation taxes). Shareholders that receive social security or railroad retirement benefits, should consult their tax advisers to determine what effect, if any, an investment in the Tax-Exempt Funds may have on the federal taxation of their benefits.

The Tax-Exempt Funds may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Funds that are not derived from tax- exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Tax-Exempt Funds may be taxable.

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.

A Fund's investments in certain debt securities and its securities lending activities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Money Fund's investment in foreign securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Money Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Funds do not expect to realize significant long-term capital gains or losses.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds , who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be short-term or long-term capital gain or loss depending on how long you held the shares.


                                                               Account Policies

This section relates only to the federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

PURCHASING AND REDEEMING HAMILTON SHARES


If a Fund (or its designee) receive your purchase or redemption order in good order by the Fund's cut-off time, we will process your order at that day's NAV. If the Fund (or its designee) receives your purchase or redemption order in good order after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.


               Minimum investment requirements
               -------------------------------------------------
               Initial investment
               -------------------------------------------------
               Money Fund, Treasury Money Fund, Tax-
               Exempt Money Fund, U.S. Government
               Money Fund and 100% U.S. Treasury
               Securities Money Fund:                $10,000,000
               New York Tax-Exempt Money Fund:       $ 1,000,000

Money Fund and Treasury Money Fund accounts in Hamilton Shares opened on or before November 15, 2005 were subject to a $1,000,000 initial investment minimum. No minimum additional investment is required to purchase additional Hamilton Shares of the Funds. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning each Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Funds you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received in good order by the Fund (or its designee) before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the


Account Policies

New York Stock Exchange (NYSE) is closed other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.


Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Exchange minimums. You may exchange your Hamilton Shares of a Fund for Hamilton Shares of any other Fund. You may also exchange Hamilton Shares of a Fund for Institutional Shares of any BNY Hamilton Fund offering Institutional Shares (except for other BNY Hamilton Money Market Funds). You must exchange enough Hamilton Shares of a Fund to meet the minimum initial investment requirement of the class of shares of the Fund for which you are exchanging you existing shares. To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Funds' operations. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING


Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to a Fund (such as spreads paid to dealers who sell money market instruments to a Fund) and disrupting the management of the Fund. However, shareholders of the Funds expect the Funds to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Funds accommodate frequent trading, and the Funds' Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in these Funds' shares. Each Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.


INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander


                                                               Account Policies

Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $99 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $129.9 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.


The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee paid to the Advisor for the fiscal year ended December 31, 2006 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.


                Fund                              Fee as a % of
                                                  average daily
                                                   net assets
                                                   (net of any
                                                   waivers or
                                                 reimbursements)
                ------------------------------------------------
                BNY Hamilton Money Fund               0.07
                BNY Hamilton Treasury Money Fund      0.07
                BNY Hamilton New York Tax-
                Exempt Money Fund                     0.09


As of the date of this Prospectus, each of the U.S. Government Money Fund and 100% U.S. Treasury Securities Money Fund has not operated for a full fiscal year, and the Tax-Exempt Money Fund has not commenced operations, but each pays (or will pay upon commencement of operations, as the case may be) the Advisor, as compensation for management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's Fee table.

A discussion of the basis for the Directors' approval of each Fund's investment advisory contract is included in each Fund's shareholder report for the period during which the Directors approved such contract, except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who has been a Vice President of the Advisor for more than five years. He has managed the Money Fund and Treasury Money Fund since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

BNY Hamilton U.S. Government Money Fund and BNY Hamilton 100% U.S. Treasury Securities Money Fund are managed by Denise El Chaar, who is a Vice President and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor in 2006 as a Vice President, she was a Senior Financial and Economic Analyst in the Central Banks and International Account Services Group at the Federal Reserve Bank of New York. Prior to joining the Federal Reserve Bank in 2005, she was a Fixed Income Portfolio Manager at Apple Computer from 2000 to
2003. She has managed the 100% U.S. Treasury Securities



Account Policies

Money Fund and U.S. Government Money Fund since 2006.

BNY Hamilton New York Tax-Exempt Money Fund and BNY Hamilton Tax-Exempt Money Fund are managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He has been a Vice President for more than five years. He began his career at the Advisor in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities. Mr. Monasterio has managed the New York Tax-Exempt Money Fund since its inception in 2002.


ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS' INVESTMENT STRATEGIES

In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in each Fund's "Principal Investment Strategies" section above), the Funds (except New York Tax-Exempt Money Fund and Tax-Exempt Money Fund) observe additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:

.. maintaining the weighted average maturity of the Funds' portfolios at 60 days or less; and

.. limiting the Funds' investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

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                                      BNY
                                    HAMILTON
                                     FUNDS
                        ADVISED BY THE BANK OF NEW YORK

                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from each Fund's portfolio manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, a Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing its holdings is available in the Statement of Additional Information.
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
                                     [LOGO]

                                       BNY
                                    HAMILTON
                                      FUNDS
                         ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                 04/07 BNY-0087

[LOGO]

BNY
HAMILTON

                                  PROSPECTUS


                                APRIL 30, 2007

[LOGO]

BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK




   MONEY FUND

   TREASURY MONEY FUND

   U.S. GOVERNMENT MONEY FUND

   100% U.S. TREASURY SECURITIES MONEY FUND

   TAX-EXEMPT MONEY FUND

   INSTITUTIONAL SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

 9  BNY Hamilton Treasury Money Fund

13  BNY Hamilton U.S. Government Money Fund

17  BNY Hamilton 100% U.S. Treasury Securities Money Fund

21  BNY Hamilton Tax-Exempt Money Fund


ACCOUNT POLICIES

25  Daily NAV Calculation

25  Wire Order Processing

25  Monthly Statements

25  Distributions and Tax Considerations

27  Purchasing and Redeeming Institutional Shares

28  Abusive Trading

29  Investment Advisor

29  Portfolio Managers

30  Additional Information About Certain Funds' Investment Strategies

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M333

 TREASURY MONEY FUND

     CUSIP Number: 05561M291

 U.S. GOVERNMENT MONEY FUND

     CUSIP Number: 05561M234

 100% U.S. TREASURY SECURITIES MONEY FUND

     CUSIP Number: 05561M283

 TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M176

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in debt securities within the highest short-term credit rating category and their unrated equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations;

.. banks;

.. governments; and

.. U.S. agencies, states, and municipalities.

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest

                                                        BNY Hamilton Money Fund
or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury obligations) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns (%) as of 12/31/06
---------------------------------------------------------
                                [CHART]

      2006
      ----
      5.05%



Best Quarter: Q4 '06 +1.32%  Worst Quarter: Q1 '06 +1.09%



                   Average annual total returns (%) as of 12/31/06*
                   -------------------------------------------------

                                                        Since
                                                      Inception
                                           1 Year    (11/15/05)/1/
                   -------------------------------------------------
                   Institutional Shares     5.05         4.94


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load", shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.07
            Servicing fee                                 None
            Other expenses                                0.07

            Total annual operating expenses               0.14


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   14     45      79      179


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


--------------------------------------------------------------------------------
/1/Institutional Shares of the Fund commenced operations on 11/15/05.

                                                        BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                      For the period
                                                                       November 15,
                                                                          2005*
                                                          Year Ended     Through
                                                         December 31,  December 31,
Institutional Shares                                         2006          2005
------------------------------------------------------------------------------------

Per Share Data: ($)
------------------------------------------------------------------------------------
Net asset value at beginning of period                        1.00          1.00
                                                         ------------ --------------
Gain from investment operations
  Net investment income/(a)/                                 0.049         0.005
Dividends
  Dividends from net investment income                      (0.049)       (0.005)
                                                         ------------ --------------
Net asset value at end of year                                1.00          1.00
                                                         ------------ --------------
Total Return: (%)
  Total investment return based on net asset value/(b)/       5.05          0.50

Ratios/Supplemental Data: (%)
------------------------------------------------------------------------------------
Net assets at end of year (000's omitted)                  531,689        47,288
Ratio to average net assets of:
  Expenses                                                    0.14          0.14**
  Net investment income                                       5.09          4.08**


*  Commencement of offering of shares.
** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury obligations to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) when the counterparty sells a given U.S. Treasury security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the


                                               BNY Hamilton Treasury Money Fund
securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns (%) as of 12/31/06
---------------------------------------------------------
                                      [CHART]

                                        2006
                                       ------
                                        4.87%


Best Quarter: Q4 '06 +1.30%  Worst Quarter: Q1 '06 +1.04%



                   Average annual total returns (%) as of 12/31/06*
                   -------------------------------------------------

                                                        Since
                                                      Inception
                                           1 Year    (11/15/05)/1/
                   -------------------------------------------------
                   Institutional Shares     4.87         4.75


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net asset)
            -------------------------------------------------------
            Management fee                                0.07
            Servicing fee                                 None
            Other expenses                                0.08

            Total annual operating expenses               0.15


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   15     48      85      192


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
/1/Institutional Shares of the Fund commenced operations on 11/15/05.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                      For the period
                                                                       November 15,
                                                                          2005*
                                                          Year Ended     Through
                                                         December 31,  December 31,
Institutional Shares                                         2006          2005
------------------------------------------------------------------------------------

Per Share Data: ($)
------------------------------------------------------------------------------------
Net asset value at beginning of period                        1.00          1.00
                                                         ------------ --------------
Gain from investment operations
  Net investment income/(a)/                                 0.048         0.005
Dividends
  Dividends from net investment income                      (0.048)       (0.005)
                                                         ------------ --------------
Net asset value at end of year                                1.00          1.00
                                                         ------------ --------------
Total Return: (%)
  Total investment return based on net asset value/(b)/       4.87          0.50

Ratios/Supplemental Data: (%)
------------------------------------------------------------------------------------
Net assets at end of year (000's omitted)                   31,683        13,999
Ratio to average net assets of:
  Expenses                                                    0.15          0.16**
  Net investment income                                       4.79          3.85**


*  Commencement of offering of shares.
** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

BNY Hamilton Treasury Money Fund

BNY HAMILTON

 U.S. GOVERNMENT MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in:

.. debt securities issued or guaranteed by the U.S. Government (including U.S.
  Treasury securities), or by U.S. Government agencies or instrumentalities.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury and other U.S. Government securities to enhance yields. Repurchase agreement are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will

                                        BNY Hamilton U.S. Government Money Fund
be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.



The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton U.S. Government Money Fund

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.08
            Servicing fee                                 None
            Other expenses/(a)/                           0.57

            Total annual operating expenses/(b)/          0.65


(a)Based on estimated amounts for the current fiscal year.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.16% of the Fund's average daily net assets allocable to the Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the cost of investing in the funds. Your actual costs could be higher or lower than this example.


                      Expenses on a $10,000 investment* ($)
                      ---------------------------------------------

                                                1 Year      3 Years
                      ---------------------------------------------
                      Institutional Shares        66          208


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


                                        BNY Hamilton U.S. Government Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference into the Statement of Additional Information and available upon request.

                                                              For the period
                                                               November 1,
                                                                  2006*
                                                                 Through
                                                               December 31,
   Institutional Shares                                            2006
   -------------------------------------------------------------------------

   Per Share Data: ($)
   -------------------------------------------------------------------------
   Net asset value at beginning of period                           1.00
                                                              --------------
   Gain from investment operations
     Net investment income/(a)/                                    0.009
   Dividends
     Dividends from net investment income                         (0.009)
                                                              --------------
   Net asset value at end of year                                   1.00
                                                              --------------
   Total Return: (%)
     Total investment return based on net asset value/(b)/          0.86

   Ratios/Supplemental Data: (%)
   -------------------------------------------------------------------------
   Net assets at end of year (000's omitted)                      50,210
   Ratio of expenses (after reduction) to average net assets        0.16**
   Ratio of expenses (before reduction) to average net assets       0.65**
     Net investment income                                          5.13**



*  Commencement of investment operations.

** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

BNY Hamilton U.S. Government Money Fund

BNY HAMILTON

 100% U.S. TREASURY SECURITIES MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. Government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton 100% U.S. Treasury Securities Money Fund

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.08
            Servicing fee                                 None
            Other expenses/(a)/                           0.59

            Total annual operating expenses/(b)/          0.67


(a)Based on estimated amounts for the current fiscal year.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.16% of the Fund's average daily net assets allocable to the Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                      Expenses on a $10,000 investment* ($)
                      ---------------------------------------------

                                                1 Year      3 Years
                      ---------------------------------------------
                      Institutional Shares        68          214


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.



                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference into the Statement of Additional Information and available upon request.

                                                              For the period
                                                               November 1,
                                                                  2006*
                                                                 Through
                                                               December 31,
   Institutional Shares                                            2006
   -------------------------------------------------------------------------

   Per Share Data: ($)
   -------------------------------------------------------------------------
   Net asset value at beginning of period                           1.00
                                                              --------------
   Gain from investment operations
     Net investment income/(a)/                                    0.008
   Dividends
     Dividends from net investment income                         (0.008)
                                                              --------------
   Net asset value at end of year                                   1.00
                                                              --------------
   Total Return: (%)
     Total investment return based on net asset value/(b)/          0.82

   Ratios/Supplemental Data: (%)
   -------------------------------------------------------------------------
   Net assets at end of year (000's omitted)                      50,203
   Ratio of expenses (after reduction) to average net assets        0.16**
   Ratio of expenses (before reduction) to average net assets       0.67**
     Net investment income                                          4.91**



*  Commencement of investment operations.

** Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return calculated for a period of less than one year is not annualized.

BNY Hamilton 100% U.S. Treasury Securities Money Fund

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.


The Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.


Consistent with its investment objective, the Fund:


.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and


                                             BNY Hamilton Tax-Exempt Money Fund

.. may invest to a significant extent in securities with floating or variable rates of interest.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market investments. To the extent that the Fund might do so, it may not meet its investment objective.


The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.


The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.


Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.


Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.


The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the like-

BNY Hamilton Tax-Exempt Money Fund
lihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.


There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2006, they collectively have outstanding approximately $2.4 billion worth of Municipal Obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on Municipal Obligations was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


                                             BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

            Fee table
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------
            Shareholder Fees                              None

            Annual Operating Expenses (expenses that
             are deducted from fund assets, as a % of
             average daily net assets)
            -------------------------------------------------------
            Management fee                                0.10
            Servicing fee                                 None
            Other expenses/(a)/                           0.14

            Total annual operating expenses/(b)/          0.24

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Institutional Shares' "Total annual operating expenses" to 0.20% of the Fund's average daily net assets allocable to the Institutional Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                      Expenses on a $10,000 investment* ($)
                      ---------------------------------------------

                                                1 Year      3 Years
                      ---------------------------------------------
                      Institutional Shares        25          77


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Institutional Shares of the Fund.


BNY Hamilton Tax-Exempt Money Fund

ACCOUNT POLICIES

DAILY NAV CALCULATION

The Tax-Exempt Money Fund calculates its net asset value per share (NAV) at 12:00 p.m. Eastern time, the 100% U.S. Treasury Securities Money Fund calculates its NAV at 2:00 p.m. Eastern Time, and each of the Money Fund, Treasury Money Fund and U.S. Government Money Fund calculate its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a "business day"). A Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. The Funds are open on each weekday (Monday through Friday) that the Federal Reserve Bank of New York (Federal Reserve) is open. The Federal Reserve (and, therefore, the Funds) is (are) closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations processing orders on behalf of their customers will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Institutional Shares of each Fund will be determined immediately before calculation of a Fund's NAV each business day. Net investment income for Institutional Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Institutional Shares of each Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Institutional Shares of each Fund, that if your purchase order is received in good order by a Fund, its transfer agent or other shareholder servicing agent (collectively referred to in this Prospectus as "the Fund (or its designee)") on a business day by 12:00 p.m. Eastern time in the case of Tax-Exempt Money Fund, 2:00 p.m. Eastern time in the case of 100% U.S. Treasury Securities Money Fund, or 5:00 p.m. Eastern time in the case of Money Fund, Treasury Money Fund and U.S. Government Money Fund (each, a "cut-off time"), you will begin earning dividends declared by that Fund on that day. However, if your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by that Fund on the next business day.

In the case of redemptions of Institutional Shares of each Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.


                                                               Account Policies

Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distribution (or both) in cash; or

.. change the way you currently receive distributions.


Your taxable income is the same under either option. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net            Ordinary income
               investment income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income
               Dividends from net tax-exempt Tax-free
               income

With respect to the Tax-Exempt Money Fund, if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, the Fund invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the assets of the Tax-Exempt Money Fund, may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Shareholders that receive social security or railroad retirement benefits, should consult their tax advisers to determine what effect, if any, an investment in the Tax-Exempt Money Fund may have on the federal taxation of their benefits.

The Tax-Exempt Money Fund may invest a portion of its assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Money Fund that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Fund may be taxable.

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.

A Fund's investments in certain debt securities and its securities lending activities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Money Fund's investment in foreign securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Money Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Funds do not expect to realize significant long-term capital gains or losses.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds , who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.


Account Policies

Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be short-term or long-term capital gain or loss depending on how long you held the shares.

This section relates only to the federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

PURCHASING AND REDEEMING INSTITUTIONAL SHARES


If a Fund (or its designee) receives your purchase or redemption order in good order by the Fund's cut-off time, we will process your order at that day's NAV. If the Fund (or its designee) receives your purchase or redemption order in good order after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.


                        Minimum investment requirements
                        -------------------------------
                        Initial investment
                        -------------------------------
                                  $50,000,000

No minimum additional investment is required to purchase additional Institutional Shares of the Funds. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning each Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services.

The Advisor may, at its own expense, make payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received in good order by the Fund (or its designee) before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund


                                                               Account Policies

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange (NYSE) is closed other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.


Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Exchange minimums. You may exchange Institutional Shares of a Fund for Institutional Shares of any other BNY Hamilton Fund (including another Money Market Fund offered through this Prospectus). You must exchange enough Institutional Shares to meet the minimum initial investment requirement of the Institutional Shares of the Fund for which you are exchanging your existing Institutional Shares. To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Funds' operations. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING


Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to a Fund (such as spreads paid to dealers who sell money market instruments to a Fund) and disrupting the management of the Fund. However, shareholders of the Funds expect the Funds to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Funds accommodate frequent trading, and the Funds' Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in these Funds' shares. Each Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.



Account Policies

INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $99 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $129.9 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.


The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee paid to the Advisor for the fiscal year ended December 31, 2006 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.


                                              Fee as a % of
                                              average daily net
                                              assets (net of
                                              any waivers or
Fund                                          reimbursements)
---------------------------------------------------------------
BNY Hamilton Money Fund                             0.07
BNY Hamilton Treasury Money Fund                    0.07
                                              -----------------


As of the date of this Prospectus, each of the U.S. Government Money Fund and 100% U.S. Treasury Securities Money Fund has not operated for a full fiscal year, and the Tax-Exempt Money Fund has not commenced operations, but each pays (or will pay upon commencement of operations, as the case may be) the Advisor, as compensation of management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's Fee table.

A discussion of the basis for the Directors' approval of each Fund's investment advisory contract is included in each Fund's shareholder report for the period during which the Directors approval such contract, except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who has been a Vice President of the Advisor for more than five years. He has managed the Money Fund and Treasury Fund since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

BNY Hamilton U.S. Government Money Fund and BNY Hamilton 100% U.S. Treasury Securities Money Fund are managed by Denise El Chaar, who is a Vice President and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor in 2006 as a Vice President, she was a Senior Financial and Economic Analyst in the Central Banks and International Account Services Group at the Federal Reserve Bank of New York. Prior to joining the Federal Reserve Bank in 2005, she was a Fixed Income Portfolio Manager at Apple Computer from 2000 to
2003. She has managed the 100% U.S. Treasury Securities Money Fund and U.S. Government Money Fund since 2006.



                                                               Account Policies

BNY Hamilton Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He has been a Vice President for more than five years. He began his career at the Advisor in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities. Mr. Monasterio has managed the BNY Hamilton New York Tax-Exempt Money Fund, another BNY Hamilton Money Market Fund (offered in a different Prospectus), since its inception in 2002.


ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS' INVESTMENT STRATEGIES

In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in each Fund's "Principal Investment Strategies" section above), the Funds (except Tax-Exempt Money Fund) observe additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:

.. maintaining the weighted average maturity of the Funds' portfolios at 60 days or less; and

.. limiting the Funds' investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
[LOGO]

BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from each Fund's portfolio manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, a Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654

[LOGO]

BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219
                                                                 04/07 BNY-0086

                                    [GRAPHIC]

                                  BNY HAMILTON

                                  PROSPECTUS


                                APRIL 30, 2007

[LOGO] BNY HAMILTON FUNDS
       ADVISED BY THE BANK OF NEW YORK





   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   U.S. GOVERNMENT MONEY FUND

   100% U.S. TREASURY SECURITIES MONEY FUND

   TAX-EXEMPT MONEY FUND

   PREMIER SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

10  BNY Hamilton Treasury Money Fund

14  BNY Hamilton New York Tax-Exempt Money Fund

19  BNY Hamilton U.S. Government Money Fund

23  BNY Hamilton 100% U.S. Treasury Securities Money Fund

27  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

31  Services Provided


ACCOUNT POLICIES

32  Daily NAV Calculation

32  Distributions and Tax Considerations

34  Purchasing and Redeeming Premier Shares

35  Abusive Trading

36  Investment Advisor

37  Portfolio Managers

37  Additional Information About Certain Funds' Investment Strategies

 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M507

 TREASURY MONEY FUND

     CUSIP Number: 05561M804

 NEW YORK TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M622

 U.S. GOVERNMENT MONEY FUND

     CUSIP Number: 05561M192

 100% U.S. TREASURY SECURITIES MONEY FUND

     CUSIP Number: 05561M259

 TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M143

BNY HAMILTON

 MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in debt securities within the highest short-term credit rating category and their unrated equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations;

.. banks;

.. governments; and

.. U.S. agencies, states, and municipalities.

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer

                                                        BNY Hamilton Money Fund
or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund

BNY Hamilton Money Fund
could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/06
------------------------------------------------------------------------
                               [CHART]

 1997   1998   1999   2000   2001   2002   2003    2004    2005    2006
 -----  -----  -----  -----  -----  -----  -----  -----   -----    -----
 5.19   5.14   4.77   6.04   3.83   1.40   0.74    0.93    2.83    4.74
Best Quarter: Q3 '00 +1.56%  Worst Quarter: Q1 '04 +0.15%




Average annual total returns (%) as of 12/31/06*
------------------------------------------------

                  1 Year    5 Years   10 Years
------------------------------------------------
Premier Shares     4.74      2.12       3.55


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


Fee table
-----------------------------------------------------

                                              Premier
                                              Shares
-----------------------------------------------------
Shareholder Fees                               None

Annual Operating Expenses (expenses that are
 deducted from fund assets, as a % of average
 daily net assets)
-----------------------------------------------------
Management fee                                 0.07
Servicing fee                                  0.30
Other expenses                                 0.07
Total annual operating expenses                0.44


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)
----------------------------------------------

               1 Year 3 Years 5 Years 10 Years
----------------------------------------------
Premier Shares   45     141     246     555


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Premier Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                         Year Ended December 31,
                                                          -----------------------------------------------------
Premier Shares                                               2006       2005       2004       2003       2002
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.046      0.028      0.009      0.007      0.014
Dividends:
  Dividends from net investment income                       (0.046)    (0.028)    (0.009)    (0.007)    (0.014)
                                                          ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                 1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      4.74       2.83       0.93       0.74       1.40

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       3,080,742  2,052,334  2,072,615  1,892,653  2,242,856
Ratio of expenses to average net assets                        0.44       0.45       0.46       0.48       0.48
Ratio of net investment income to average net assets           4.68       2.79       0.92       0.74       1.39


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                                        BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e. subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury obligations to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given U.S. Treasury security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the


BNY Hamilton Treasury Money Fund
securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/06
---------------------------------------------------------------
                                    [CHART]


1998   1999   2000   2001   2002   2003    2004    2005   2006
-----  -----  -----  -----  -----  -----  ------  ------ ------
4.99   4.54   5.82   3.68   1.29   0.66    0.82    2.64   4.56
Best Quarter: Q3 '00 +1.51%  Worst Quarter: Q1 '04 +0.13%



                    Average annual total returns (%) as of 12/31/06*
                    -------------------------------------------------

                                                          Since
                                                        Inception
                                      1 Year   5 Year   (4/1/97)/1/
                    -------------------------------------------------
                    Premier Shares     4.56     1.99       3.35


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.



             Fee table
             -----------------------------------------------------

                                                           Premier
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             -----------------------------------------------------
             Management fee                                 0.07
             Servicing fee                                  0.30
             Other expenses                                 0.08

             Total annual operating expenses                0.45


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   46     144     252     567


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
/1/ Premier Shares of the Fund commenced operations on 4/1/97.

BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Premier Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                         Year Ended December 31,
                                                          -----------------------------------------------------
Premier Shares                                               2006       2005       2004       2003       2002
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                  0.045      0.026      0.008      0.007      0.013
Dividends:
  Dividends from net investment income                       (0.045)    (0.026)    (0.008)    (0.007)    (0.013)
                                                          ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                 1.00       1.00       1.00       1.00       1.00
                                                          ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/      4.56       2.64       0.82       0.66       1.29

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       1,729,522  1,723,171  1,472,147  1,280,008  1,511,644
Ratio of expenses to average net assets                        0.45       0.46       0.48       0.49       0.48
Ratio of net investment income to average net assets           4.45       2.64       0.81       0.65       1.27


(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                               BNY Hamilton Treasury Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND


INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.


The Fund invests primarily in New York municipal obligations, the interest on which is exempt from federal and New York State and City personal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). New York municipal obligations whose interest is exempt from federal and New York State and City personal taxes and the federal alternative minimum tax include those issued by the State of New York and certain U.S. territories and possessions, such as The Commonwealth of Puerto Rico, Guam and the Virgin Islands, and their political subdivisions, instrumentalities, agencies, and other governmental units. Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal and/or New York State and/or personal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in those obligations, it will be limited to no more than 20% of its Assets as described below.


Consistent with its investment objective, the Fund:

.. as a fundamental policy, invests at least 80% of its Assets in New York municipal obligations that are exempt from Federal, New York State and New York City personal income tax. (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in obligations, the interest income on which is subject to federal,

BNY Hamilton New York Tax-Exempt Money Fund

New York State and/or City personal income tax, and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period from the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and

.. may invest to a significant extent in securities with floating or variable rates of interest.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market instruments. To the extent that the Fund might do so, it may not meet its investment objective.


The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

The Fund's performance is affected by a variety of factors in the cities, states, and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.

Because the Fund invests primarily in securities from a single state, it is subject to greater credit and other risks than a fund that is more broadly geographically diversified because any factors affecting the state or

                                    BNY Hamilton New York Tax-Exempt Money Fund
region, such as economic or fiscal problems, could affect a large portion of the Fund's securities in a similar manner. For example, New York's economy could be hurt by natural disasters or terrorist attacks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City. New York City along with other New York localities receive financial aid from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. For more information, see the Statement of Additional Information under "Special Considerations Relating to Investments in New York Municipal Obligations."

Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal and/or New York State and/or City personal income taxation. In addition, dividends attributable to interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.

The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are also subject to certain special risks, which include issuer's potential liability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, yield of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About New York Municipal Obligations


The Fund invests in municipal obligations issued by New York State and its political subdivisions, agencies, instrumentalities and other governmental units. As of December 31, 2006, they collectively have outstanding approximately $2.4 billion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects.



BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/06
---------------------------------------------------------
                                    [CHART]

 2003     2004     2005    2006
------   ------   ------  ------
 0.49     0.69     1.91    2.98
Best Quarter: Q4 '06 +0.78%  Worst Quarter: Q3 '03 +0.08%




                       Average annual returns (%) as of 12/31/06*
                       -------------------------------------------

                                                      Since
                                                    Inception
                                         1 Year    (2/25/02)/1/
                       -------------------------------------------
                       Premier Shares     2.98        1.43


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or other out of pocket expenses upon purchasing or redeeming shares of the Fund.

             Fee table
             -----------------------------------------------------

                                                           Premier
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets, as a % of average
              daily net assets)
             -----------------------------------------------------
             Management fee                                 0.10
             Servicing fee                                  0.25
             Other expenses                                 0.16

             Total annual operating expenses/(a)/           0.51



(a)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Premier Shares' "Total annual operating expenses" to 0.50% of the Fund's average daily net assets allocable to Premier Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   52     164     285     640


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, and no change in operating expenses from the expenses shown in the Fee table above.

--------------------------------------------------------------------------------
/1/ Premier Shares of the Fund commenced operations on 2/25/02.

                                    BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of Premier Shares' operations. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Premier Shares of the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003, and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are available incorporated by reference in the Statement of Additional Information and upon request.

                                                                      Year Ended December 31,
                                                           ------------------------------------------
Premier Shares                                               2006     2005     2004     2003    2002/1/
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          1.00     1.00     1.00     1.00    1.00
                                                           -------  -------  -------  ------------------
Gain from investment operations:
  Net investment income/(a)/                                 0.029    0.019    0.007    0.005   0.009
Dividends:
  Dividends from net investment income                      (0.029)  (0.019)  (0.007)  (0.005) (0.009)
                                                           -------  -------  -------  ------------------
Net asset value at end of year                                1.00     1.00     1.00     1.00    1.00
                                                           -------  -------  -------  ------------------
Total investment return based on net asset value (%)/(b)/     2.98     1.91     0.69     0.49    0.88

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                        209,437  141,351  200,329  113,005  84,368
Ratio of expenses (after reduction) to average net assets     0.50     0.50     0.50     0.50    0.50/2/
Ratio of expenses (before reduction) to average net assets    0.51     0.51     0.54     0.60    0.77/2/
Ratio of net investment income to average net assets          2.94     1.85     0.74     0.48    1.01/2/


1  Premier Shares commenced operations on 2/25/02.
2  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

BNY Hamilton New York Tax-Exempt Money Fund

BNY HAMILTON

 U.S. GOVERNMENT MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by U.S. Treasury and U.S. Government securities. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in:

.. debt securities issued or guaranteed by the U.S. Government (including U.S.
  Treasury securities), or by U.S. Government agencies or instrumentalities.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury and other U.S. Government securities to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will

                                        BNY Hamilton U.S. Government Money Fund
be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. In general, the lower the rating of a debt security, the greater its credit risk. The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton U.S. Government Money Fund

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since this Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


             Fee table
             -----------------------------------------------------

                                                           Premier
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses
              that are deducted from fund assets as a % of
              average daily net assets)
             -----------------------------------------------------
             Management fee                                 0.08
             Servicing fee                                  0.30
             Other expenses/(a)/                            0.52
             Total annual operating expenses/(b)/           0.90


(a)Based on estimated amounts for the current fiscal year.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Premier Shares' "Total annual operating expenses" to 0.45% of the Fund's average daily net assets allocable to the Premier Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                         Expenses on a $10,000 investment* ($)
                         ---------------------------------------------

                                                1 Year         3 Years
                         ---------------------------------------------
                         Premier Shares           92             287


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.



                                        BNY Hamilton U.S. Government Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Premier Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Premier Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                 For the
                                                                  period
                                                               November 1,
                                                                  2006*
                                                                 Through
                                                               December 31,
                                                                   2006
    Premier Shares                                             ------------
    -----------------------------------------------------------

    Per-Share Data ($)
    -----------------------------------------------------------------------
    Net asset value at beginning of period                          1.00
                                                               ------------
    Gain from investment operations:
      Net investment income/(a)/                                   0.004
    Dividends:
      Dividends from net investment income                        (0.004)
                                                               ------------
    Net asset value at end of year                                  1.00
                                                               ------------
    Total investment return based on net asset value (%)/(b)/       0.44

    Ratios/Supplemental Data (%)
    -----------------------------------------------------------------------
    Net assets, end of year ($ x 1,000)                            9,785
    Ratio of expenses (after reduction) to average net assets       0.45**
    Ratio of expenses (before reduction) to average net assets      0.90**
    Ratio of net investment income to average net assets            4.87**



*  Commencement of investment operations.
** Annualized.

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


BNY Hamilton U.S. Government Money Fund

BNY HAMILTON

 100% U.S. TREASURY SECURITIES MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. Government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits for individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



BNY Hamilton 100% U.S. Treasury Securities Money Fund

PAST PERFORMANCE

Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


             Fee table
             -----------------------------------------------------

                                                           Premier
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses
              that are deducted from fund assets as a % of
              average daily net assets)
             -----------------------------------------------------
             Management fee                                 0.08
             Servicing fee                                  0.30
             Other expenses/(a)/                            0.60
             Total annual operating expenses/(b)/           0.98


(a)Based on estimated amounts for the current fiscal year.

(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Premier Shares' "Total annual operating expenses" to 0.45% of the Fund's average daily net assets allocable to the Premier Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                         Expenses on a $10,000 investment* ($)
                         ---------------------------------------------

                                                1 Year         3 Years
                         ---------------------------------------------
                         Premier Shares          100             312


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.


                          BNY Hamilton 100% U.S. Treasury Securities Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Premier Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Premier Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.


                                                                 For the
                                                                  period
                                                               November 1,
                                                                  2006*
                                                                 Through
                                                               December 31,
                                                                   2006
    Premier Shares                                             ------------
    -----------------------------------------------------------

    Per-Share Data ($)
    ------------------------------------------------------------------------
    Net asset value at beginning of period                         1.00
                                                               ------------
    Gain from investment operations:
      Net investment income/(a)/                                     --/(1)/
    Dividends:
      Dividends from net investment income                           --/(1)/
                                                               ------------
    Net asset value at end of year                                 1.00
                                                               ------------
    Total investment return based on net asset value (%)/(b)/      0.04

    Ratios/Supplemental Data (%)
    ------------------------------------------------------------------------
    Net assets, end of year ($ x 1,000)                             291
    Ratio of expenses (after reduction) to average net assets      0.45**
    Ratio of expenses (before reduction) to average net assets     0.98**
    Ratio of net investment income to average net assets           4.50**



*  Commencement of investment operations.
** Annualized.
(1)Less than $0.005 per share.

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


BNY Hamilton 100% U.S. Treasury Securities Money Fund

BNY HAMILTON

 TAX-EXEMPT MONEY FUND


The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.


The Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.


Consistent with its investment objective, the Fund:


.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the


                                             BNY Hamilton Tax-Exempt Money Fund
underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and


.. may invest to a significant extent in securities with floating or variable rates of interest.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market investments. To the extent that the Fund might do so, it may not meet its investment objective.


The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.


The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.


Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.


Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.


BNY Hamilton Tax-Exempt Money Fund

The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.


There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2006, they collectively have outstanding approximately $2.4 billion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal obligations was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


                                             BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

             Fee table
             -----------------------------------------------------

                                                           Premier
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses
              that are deducted from fund assets as a % of
              average daily net assets)
             -----------------------------------------------------
             Management fee                                 0.10
             Servicing fee                                  0.30
             Other expenses/(a)/                            0.14
             Total annual operating expenses/(b)/           0.54

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Premier Shares' "Total annual operating expenses" to 0.50% of the Fund's average daily net assets allocable to the Premier Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.
The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                         Expenses on a $10,000 investment* ($)
                         ---------------------------------------------

                                                1 Year         3 Years
                         ---------------------------------------------
                         Premier Shares           55             173


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Premier Shares of the Fund.


BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Funds have entered into servicing agreements with certain institutions (shareholder organizations), whose customers beneficially own Premier Shares of the Funds. Under these agreements, shareholder organizations provide support services to their customers, and, in turn, each of the Funds (except the New York Tax-Exempt Money Fund), pays each such shareholder organization a fee of up to 0.30% (annualized) of the average daily net asset value (NAV) of the Premier Shares of the Fund owned by the shareholder organization's customers, and the New York Tax-Exempt Money Fund pays each such shareholder organization a fee of up to 0.25% (annualized) of the average daily NAV of the Premier Shares of the Fund owned by the shareholder organization's customers. These fees, or portions thereof, paid to shareholder organizations may constitute "service fees" (as defined by the National Association of Securities Dealers, Inc. ("NASD")) and shall not exceed 0.25% of the average daily net assets attributable to the Premier Shares of each Fund (or such other maximum amount then permitted by the NASD as a "service fee").

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares;

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor;

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Premier Shares, if requested;

.. processing customers' dividend payments;

.. providing periodic statements to their customers;

.. arranging for bank wires;

.. providing adequate customer support facilities;

.. performing all necessary sub-accounting; and

.. forwarding shareholder communications from the Funds.

See the Statement of Additional Information for additional services provided by shareholder organizations to their customers.

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations processing orders on behalf of their customers will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts at shareholder organizations are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Premier Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

                                                              Services Provided

ACCOUNT POLICIES


DAILY NAV CALCULATION

Each of the New York Tax-Exempt Fund and the Tax-Exempt Money Fund calculates its net asset value per share (NAV) at 12:00 p.m. Eastern time, the 100% U.S. Treasury Securities Money Fund calculates its NAV at 2:00 p.m. Eastern time, and each of the Money Fund, Treasury Money Fund and U.S. Government Money Fund calculates its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a "business day"). A Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. The Funds are open on each weekday (Monday through Friday) that the Federal Reserve Bank of New York (Federal Reserve) is open. The Federal Reserve (and, therefore, the Funds) is (are) closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Premier Shares of each Fund will be determined immediately before calculation of a Fund's NAV each business day. Net investment income for Premier Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Premier Shares of each Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Premier Shares of each Fund, that if your purchase order is received in good order by a Fund, its transfer agent or other shareholder servicing agent (collectively referred to in this Prospectus as "the Fund (or its designee)") on a business day by 12:00 p.m. Eastern time in the case of New York Tax-Exempt Money Fund and Tax-Exempt Money Fund, 2:00 p.m. Eastern time in the case of 100% U.S. Treasury Securities Money Fund, or 5:00 p.m. in the case of Money Fund, Treasury Money Fund, and U.S. Government Money Fund (each, a "cut-off time"), you will begin earning dividends declared by that Fund on that day. However, if your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by that Fund on the next business day.

In the case of redemptions of Premier Shares of each Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.


Your taxable income is the same under either option. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


Account Policies

               Type of Distribution          Federal Tax Status
               -------------------------------------------------
               Dividends from net investment Ordinary income
               income
               Short-term capital gains      Ordinary income
               Long-term capital gains       Capital gain income
               Dividends from net tax-exempt Tax free
               income

With respect to each of the New York Tax-Exempt Money Fund and the Tax Exempt Money Fund (together, the "Tax-Exempt Funds"), if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, each of the Tax-Exempt Funds invests in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the assets of each of the New York Tax-Exempt Money Fund and the Tax-Exempt Money Fund, may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. In particular, distributions derived from interest on New York tax-exempt investments will generally be exempt from the New York State personal income tax and the New York City personal income and unincorporated business taxes (but not from New York State corporate franchise and New York City general corporation taxes). Shareholders that receive social security or railroad retirement benefits, should consult their tax advisers to determine what effect, if any, an investment in the Tax-Exempt Funds may have on the federal taxation of their benefits.

The Tax-Exempt Funds may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Funds that are not derived from tax-exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Tax-Exempt Funds may be taxable.

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.

A Fund's investments in certain debt securities and its securities lending activities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Money Fund's investment in foreign securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Money Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Funds do not expect to realize significant long-term capital gains or losses.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds , who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be short-term or long-term capital gain or loss depending on how long you held the shares.


                                                               Account Policies

This section relates only to the federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

PURCHASING AND REDEEMING PREMIER SHARES


If a Fund (or its designee) receives your purchase or redemption order in good order by the Fund's cut-off time, we will process your order at that day's NAV. If the Fund (or its designee) receives your purchase or redemption order in good order after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.


                Minimum investment requirements
                -----------------------------------------------

                Initial investment
                -----------------------------------------------
                Money Fund, Treasury Money Fund,
                 Tax-Exempt Money Fund, U.S.
                 Government Money Fund and 100% U.S.
                 Treasury Securities Money Fund:     $1,000,000
                New York Tax-Exempt Money Fund:      $  500,000

Money Fund and Treasury Money Fund accounts in Premier Shares opened on or before November 15, 2005 were subject to a $500,000 initial investment minimum. No minimum additional investment is required to purchase additional Premier Shares of the Funds. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-426-9363.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning each Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Funds you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.

Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.

The Funds do not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received in good order by the Fund (or its designee) before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon


Account Policies
redemption as follows: (i) during periods when the New York Stock Exchange
 (NYSE) is closed other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.


Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Exchange minimums. You may exchange your Premier Shares of a Fund for Premier Shares of any other Fund. You may also exchange Premier Shares of a Fund for Institutional Shares of any BNY Hamilton Fund offering Institutional Shares (except for other BNY Hamilton Money Market Funds). You must exchange enough Premier Shares of a Fund to meet the minimum initial balance requirement of the class of shares of the Fund for which you are exchanging your existing shares. To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Funds' operations. Securities used to redeem Fund shares will be valued as set forth under "Daily NAV Calculation." A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING


Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to a Fund (such as spreads paid to dealers who sell money market instruments to a Fund) and disrupting the management of the Fund. However, shareholders of the Funds expect the Funds to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Funds accommodate frequent trading, and the Funds' Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in these Funds' shares. Each Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.




                                                               Account Policies

INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $99 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $129.9 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.


The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee paid to the Advisor for the fiscal year ended December 31, 2006 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.


                                                   Fee as a % of
                                                   average daily
                                                    net assets
                                                    (net of any
                                                    waivers or
               Fund                               reimbursements)
               --------------------------------------------------
               BNY Hamilton Money Fund                 0.07
               BNY Hamilton Treasury Money Fund        0.07
               BNY New York Tax-Exempt Money Fund      0.09


As of the date of this Prospectus, each of the U.S. Government Money Fund and 100% U.S. Treasury Securities Money Fund has not operated for a full fiscal year, and the Tax-Exempt Money Fund has not commenced operations, but each pays (or will pay upon commencement of operations, as the case may be) the Advisor, as compensation for management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's Fee table.

A discussion of the basis for the Directors' approval of each investment advisory contract is included in each Fund's shareholder report for the period during which the Directors approved such contract, except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.


Account Policies

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who has been a Vice President of the Advisor for more than five years. He has managed the Money Fund and Treasury Money Fund since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

BNY Hamilton U.S. Government Money Fund and BNY Hamilton 100% U.S. Treasury Securities Money Fund are managed by Denise El Chaar, who is a Vice President and Senior Portfolio Manager of the Advisor. Prior to joining the Advisor in 2006 as a Vice President, she was a Senior Financial and Economic Analyst in the Central Banks and International Account Services Group at the Federal Reserve Bank of New York. Prior to joining the Federal Reserve Bank in 2005, she was a Fixed Income Portfolio Manager at Apple Computer from 2000 to
2003. She has managed the 100% U.S. Treasury Securities Money Fund and U.S. Government Money Fund since 2006.

BNY Hamilton New York Tax-Exempt Money Fund and BNY Hamilton Tax-Exempt Money Fund are managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He has been a Vice President for more than five years. He began his career at the Advisor in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities. Mr. Monasterio has managed the New York Tax-Exempt Money Fund since its inception in 2002.


ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS' INVESTMENT STRATEGIES

In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in each Fund's "Principal Investment Strategies" section above), the Funds (except New York Tax-Exempt Money Fund and Tax-Exempt Money Fund) observe additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:

.. maintaining the weighted average maturity of the Funds' portfolios at 60 days or less; and

.. limiting the Funds' investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).


                                                               Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
                                     [LOGO]

                                       BNY
                                    HAMILTON
                                     FUNDS
                        ADVISED BY THE BANK OF NEW YORK
                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS.

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from each Fund's portfolio manager on the market conditions and investment strategies that significantly affected the Fund's performance, during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, a Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
                                     [LOGO]
                                       BNY
                                    HAMILTON
                                     FUNDS
                        ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219
                                                                 04/07 BNY-0088

                                     [LOGO]

                                       BNY
                                    HAMILTON

                                  PROSPECTUS


                                APRIL 30, 2007

                                     [LOGO]

                                      BNY
                                    HAMILTON
                                     FUNDS
                         ADVISED BY THE BANK OF NEW YORK




   MONEY FUND

   TREASURY
   MONEY FUND

   TAX-EXEMPT
   MONEY FUND

   RETAIL SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.


ABOUT THE FUNDS

 5  BNY Hamilton Money Fund

10  BNY Hamilton Treasury Money Fund

14  BNY Hamilton Tax-Exempt Money Fund


SERVICES PROVIDED

18  Services Provided


ACCOUNT POLICIES

19  Daily NAV Calculation

19  Distribution (12b-1) Plan

20  Opening an Account/Purchasing Shares

22  Making Exchanges/Redeeming Shares

24  Distributions and Tax Considerations

25  Abusive Trading

25  Investment Advisor

26  Portfolio Managers

26  Additional Information About Certain Funds' Investment Strategies


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS

 MONEY FUND

     CUSIP Number: 05561M341

 TREASURY MONEY FUND

     CUSIP Number: 05561M317

 TAX-EXEMPT MONEY FUND

     CUSIP Number: 05561M127

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in debt securities within the highest short-term credit rating category and their equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations;

.. banks;

.. governments; and

.. U.S. agencies, states, and municipalities.

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in gen-

                                                        BNY Hamilton Money Fund
eral economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund


BNY Hamilton Money Fund
could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                                        BNY Hamilton Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Because the Retail Shares of the Fund have not yet commenced operations as of the date of this Prospectus, performance figures provided in the bar chart and table below are based on the performance of the Fund's Classic Shares, which are offered through a different prospectus. Retail Shares of the Fund are invested in the same portfolio of securities as Classic Shares and would have substantially similar annual returns as those set forth in the bar chart and table. Performance of Retail Shares, however, will be lower than the performance of Classic Shares because Retail Shares have higher fees and expenses. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/06
-------------------------------------------------------------------
                                    [CHART]

1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
4.80   4.81   4.51   5.78   3.57   1.15   0.49   0.68   2.57   4.48
Best Quarter: Q3 '00 +1.49%  Worst Quarter: Q1 '04 +0.09%



                   Average annual total returns (%) as of 12/31/06*
                   ------------------------------------------------

                                       1 Year   5 Years   10 Years
                   ------------------------------------------------
                   Classic Shares/1/    4.48     1.86       3.27


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


             Fee table
             -----------------------------------------------------

                                                            Retail
                                                            Shares
             -----------------------------------------------------
             Shareholder Fees                                None

             Annual Operating Expenses (expenses
              that are deducted from fund assets, as a % of
              average daily net assets)
             -----------------------------------------------------
             Management fee                                  0.07
             Distribution (12b-1) fees                       0.50
             Servicing fee                                   0.30
             Other expenses/(a)/                             0.07

             Total annual operating expenses                 0.94



(a)Based on estimated amounts for the current fiscal year.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ---------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
                 ---------------------------------------------
                 Retail Shares   96     300     520    1,155


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.



BNY Hamilton Money Fund

8

================================================================================

/1/ Classic Shares were offered on 12/4/95.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Retail Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Retail Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                          For the
                                                                           period
                                                             For the    November 15,
                                                               year        2005*
                                                              Ended       Through
                                                           December 31, December 31,
                                                               2006         2005
Retail Shares                                              ------------ ------------
------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------
Net asset value at beginning of period                         1.00         1.00
                                                           ------------ ------------
Gain from investment operations:
  Net investment income/(a)/                                     --           --
Dividends:
  Dividends from net investment income                           --           --
                                                           ------------ ------------
Net asset value at end of year                                 1.00         1.00
                                                           ------------ ------------
Total investment return based on net asset value (%)/(b)/        --           --

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                              --/1/        --/1/
Ratio of expenses (after reduction) to average net assets        --           --
Ratio of expenses (before reduction) to average net assets       --           --
Ratio of net investment income to average net assets             --           --



*  Commencement of investment operations.
1  Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.



                                                        BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities are:

.. Treasury bills;

.. Treasury notes; and

.. Treasury bonds.

The Fund also invests in repurchase agreements that are fully collateralized by U.S. Treasury obligations to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where are counterparty sells a given U.S. Treasury security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or by cash.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield.

The U.S. Treasury obligations in which the Fund invests are guaranteed by the U.S. Government only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.


A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the


BNY Hamilton Treasury Money Fund
securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.


The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

.. The Advisor (as defined in "Investment Advisor") maintains a list of approved borrowers, which it believes to present low credit risk;

.. The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest, marked to market on a daily basis;

.. The lending agent indemnifies the Fund against borrower default;

.. The Advisor's collateral investment guidelines limit the quality and duration of collateral investment to help minimize losses; and

.. Upon recall, the borrower must return the securities loaned within the normal settlement period.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Because the Retail Shares of the Fund have not yet commenced operations as of the date of this Prospectus, performance figures provided in the bar chart and table below are based on the performance of the Fund's Classic Shares, which are offered through a different prospectus. Retail Shares of the Fund are invested in the same portfolio of securities as Classic Shares and would have substantially similar annual returns as those set forth in the bar chart and table. Performance of Retail Shares, however, will be lower than the performance of Classic Shares because Retail Shares have higher fees and expenses. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term.

Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.


Annual total returns
(%) as of 12/31/06
----------------------------------------------------------------
                                           [CHART]


2000      2001      2002      2003      2004      2005     2006
-----     -----     -----    ------    ------    -----    ------
5.56      3.42      1.03      0.43      0.59      2.39     4.30
Best Quarter: Q3 '00 +1.45%  Worst Quarter: Q1 '04 +0.07%



                   Average annual total returns (%) as of 12/31/06*
                   -------------------------------------------------

                                                          Since
                                                        Inception
                                    1 Year   5 Years   (4/30/99)/1/
                   -------------------------------------------------
                   Classic Shares    4.30     1.74        2.67


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since the Fund is "no-load", shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.


              Fee table
              ----------------------------------------------------

                                                            Retail
                                                            Shares
              ----------------------------------------------------
              Shareholder Fees                               None

              Annual Operating Expenses (expenses that are
               deducted from fund assets, as a % of average
               daily net assets)
              ----------------------------------------------------
              Management fee                                 0.07
              Distribution (12b-1) fees                      0.50
              Servicing fee                                  0.30
              Other expenses/(a)/                            0.08

              Total annual operating expenses                0.95



(a)Based on estimated amounts for the current fiscal year.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ---------------------------------------------

                               1 Year 3 Years 5 Years 10 Years
                 ---------------------------------------------
                 Retail Shares   97     303     525    1,166


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.



================================================================================
/1/ Classic Shares of the Fund commenced operations on 4/30/99.

BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Retail Shares' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Retail Shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.



                                                                          For the
                                                                           period
                                                             For the    November 15,
                                                               year        2005*
                                                              Ended       Through
                                                           December 31, December 31,
                                                               2006         2005
Retail Shares                                              ------------ ------------
------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------
Net asset value at beginning of period                         1.00         1.00
                                                           ------------ ------------
Gain from investment operations:
  Net investment income/(a)/                                     --           --
Dividends:
  Dividends from net investment income                           --           --
                                                           ------------ ------------
Net asset value at end of year                                 1.00         1.00
                                                           ------------ ------------
Total investment return based on net asset value (%)/(b)/        --           --

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                              --/1/        --/1/
Ratio of expenses (after reduction) to average net assets        --           --
Ratio of expenses (before reduction) to average net assets       --           --
Ratio of net investment income to average net assets             --           --



*  Commencement of investment operations.
1  Less than $1,000.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.



                                               BNY Hamilton Treasury Money Fund

BNY HAMILTON

 TAX-EXEMPT MONEY FUND

The Fund is not offered to the public at the present time. This Prospectus will be revised or supplemented at such time as the Fund is offered to the public.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders of the Fund with as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 per share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.


The Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; tax-exempt commercial paper; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; private activity bonds, such as industrial development bonds; revenue bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax. To the extent the Fund invests in these obligations, it will be limited to no more than 20% of its Assets as described below.


Consistent with its investment objective, the Fund:


.. as a fundamental policy, will invest, under normal circumstances, at least
  80% of its Assets in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes;

.. may invest up to 20% of its Assets in high quality money market investments, the interest income on which is subject to federal income tax and/or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above;

.. may acquire stand-by commitments ("Municipal Puts") from banks or broker-dealers with respect to municipal obligations purchased on behalf of the Fund. The Fund obtains the right to sell specified municipal obligations at a set price within a specified period to the issuing bank or broker-dealer. This feature may result in a lower interest rate on the underlying municipal obligation than if the municipal obligation had been purchased without the Municipal Put. The Fund intends to acquire the Municipal Puts solely to facilitate portfolio liquidity; and


BNY Hamilton Tax-Exempt Money Fund

.. may invest to a significant extent in securities with floating or variable rates of interest.


As a temporary defensive measure, the Fund may invest more than 20% of its Assets in taxable high quality money market investments. To the extent that the Fund might do so, it may not meet its investment objective.


The Advisor (as defined in "Investment Advisor") selects investments for the Fund by conducting a credit analysis on prospective issuers and identifying investments in which the Fund is eligible to invest. Investments are then bought and sold with an eye toward maintaining an average dollar-weighted portfolio maturity that is targeted based on (i) the Advisor's expectations for interest rate movements and (ii) to the extent known by the Advisor, shareholder flows. In any event, the Fund will maintain an average portfolio maturity of 90 days or less, as described above.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.


The Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.


Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value. For example, a security backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of the legislation supporting the project or the inability to collect revenues for the project or from the assets.

Debt securities held by the Fund can be downgraded in credit rating or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income.


Political or legal actions could change the tax-exempt status of the Fund's dividends, potentially making previously tax-exempt dividends taxable. In addition, there is a risk that the issuer of the security could fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences and could negatively impact the security's value. Also, to the extent that the Fund invests in taxable municipal obligations, a portion of its income would be subject to regular federal income taxation. In addition, dividends attributable to the interest on certain taxable municipal obligations may be treated as a tax preference item for purposes of the alternative minimum tax and may result in (or may increase) shareholder liability for the alternative minimum tax.


The Fund may invest to a limited degree in Municipal Puts. Municipal Puts are subject to certain special risks, which include the issuer's potential inability to pay when the commitment is exercised and the likelihood that the maturity of the underlying obligation

                                             BNY Hamilton Tax-Exempt Money Fund
will differ from that of the commitment. Investments in Municipal Puts raise certain tax issues that may not be present in direct investments in municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.


There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Obligations


The Fund invests in municipal obligations issued by state and local governments and their agencies. As of December 31, 2006, they collectively have outstanding approximately $2.4 billion worth of municipal obligations for schools, roads, hospitals, utilities, major public works such as airports, and other projects. Interest on municipal obligations was exempted from federal income tax when the Internal Revenue Code was first adopted in 1913.


BNY Hamilton Tax-Exempt Money Fund

PAST PERFORMANCE

Because the Fund has not yet commenced operations as of the date of this Prospectus, performance information for the Fund is not included. Once the Fund commences operations, you may obtain current yield information by calling 1-800-426-9363 or visiting www.bnyhamilton.com.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are paid from Fund assets, and are reflected in the total return. Since this Fund is "no-load," shareholders pay no sales charges or out of pocket expenses upon purchasing or redeeming shares of the Fund.

                Fee table
                ------------------------------------------------

                                                          Retail
                                                          Shares
                ------------------------------------------------
                Shareholder Fees                           None

                Annual Operating Expenses (expenses that
                 are deducted from fund assets, as a % of
                 average daily net assets)
                ------------------------------------------------
                Management fee                             0.10
                Distribution (12b-1) fees                  0.50
                Servicing fee                              0.30
                Other expenses/(a)/                        0.14

                Total annual operating expenses/(b)/       1.04

(a)Based on estimated amounts for the current fiscal year.
(b)The Advisor has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the Retail Shares' "Total annual operating expenses" to 1.00% of the Fund's average daily net assets allocable to the Retail Shares. The "Total annual operating expenses" listed above do not reflect these voluntary waivers and/or expense reimbursements. The Advisor may cease these voluntary waivers and/or expense reimbursements at any time.

The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods, regardless of whether or not you redeem your shares at the end of such periods. All mutual funds present this information so that you can make comparisons of the costs of investing in the funds. Your actual costs could be higher or lower than this example.


                          Expenses on a $10,000 investment* ($)
                          ---------------------------------------------

                                                 1 Year         3 Years
                          ---------------------------------------------
                          Retail Shares           106             331


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from the expenses shown in the Fee table above.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Retail Shares of the Fund.


                                             BNY Hamilton Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS

The Funds have entered into servicing agreements with certain institutions (shareholder organizations), customers beneficially own Agency Shares of the Funds. Under these agreements, the shareholder organizations provide support services to their customers, and, in turn, each of the Funds pays each such shareholder organization a fee of up to 0.30% (annualized) of the average daily net asset value (NAV) of the Retail Shares of the Fund owned by the shareholder organization's customers. These fees, or portions thereof, paid to shareholder organizations may constitute "service fees" (as defined by the National Association of Securities Dealers, Inc. ("NASD")) and shall not exceed 0.25% of the average daily net assets attributable to the Retail Shares of each Fund (or such other maximum amount then permitted by the NASD as a "service fee").

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares;

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor;

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Retail Shares, if requested;

.. processing customers' dividend payments;

.. providing periodic statements to their customers;

.. arranging for bank wires;

.. providing adequate customer support facilities;

.. performing all necessary sub-accounting; and

.. forwarding shareholder communications from the Funds.

See the Statement of Additional Information for additional services provided by shareholder organizations to their customers.

Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this Prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other share- holder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations processing orders on behalf of their customers will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts at shareholders organizations are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Retail Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION

The Tax-Exempt Money Fund calculates its net asset value per share (NAV) at 12:00 p.m. Eastern time, and each of the Money Fund and Treasury Fund calculate its NAV at 5:00 p.m. Eastern time, on each day that the Fund is open for business (each, a "business day"). A Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. The Funds are open on each weekday (Monday through Friday) that the Federal Reserve Bank of New York (Federal Reserve) is open. The Federal Reserve (and, therefore, the Funds) is (are) closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Dividends and expenses accrue daily. The Funds use the amortized cost method to value their securities.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a distribution (12b-1) plan with respect to the Retail Shares of each of the Funds in this Prospectus pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan permits each Fund to reimburse the distributor for distribution expenses in an amount up to 0.50% of the annual average daily net assets of Retail Shares of that Fund. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.


                                                               Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES

     Minimum investment requirements
     ----------------------------------------------------------------------

                                         Minimum       Minimum
                                         initial     continuing     Minimum
     Account Type                       investment   investments    balance
     ----------------------------------------------------------------------
     IRA                                  $  250   $             25   N/A
     Regular Account                      $1,000   $            100  $500
     Automatic Investment Program         $  500   $             50   N/A
     Government Direct Deposit Program*             minimum $100;
                                          $  250   maximum $50,000    N/A

 Note: Employees and retirees of The Bank of the New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.
*For federal employees and investors who receive Social Security or certain other payments from the federal government.

Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------
Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the applicable Fund to:
check payable directly to each Fund you want to
invest in to:
BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363.     If possible, include a tear-off payment stub from one of your transaction confirmation statements.
Wire
----------------------------------------------------------------------------------------------------------------
The Funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your Fund]                                  Attn: [your Fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]
Phone
----------------------------------------------------------------------------------------------------------------
N/A                                                Call 1-800-426-9363.

                                                   You must provide the required information about your bank
                                                   on your new account application, or in a signature guaranteed letter. Your bank must be a member of the ACH (Automated
                                                   Clearing House) system.
Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.


Account Policies

Open an account                                    Add to your investment
--------------------------------------------------------------------------------------------------------------

Automatic Investment Program
--------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds, Inc.
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

Government Direct Deposit Program
--------------------------------------------------------------------------------------------------------------
For federal employees and investors who receive
social security or certain other payments from
the federal government.
Call 1-800-426-9363 for instructions on            Once you are enrolled, investments are automatic.
how to enroll.
                                                   You can terminate the service at any time by contacting the appropriate federal agency.

If your purchase order is received in good order by a Fund, its transfer agent or other shareholder servicing agent (collectively referred to in this prospectus as "the Fund (or its designee)") on a business day by 12:00 p.m. Eastern time in the case of Tax-Exempt Money Fund and 5:00 p.m. in the case of Money Fund and Treasury Money Fund time (each, a "cut-off time"), we will process your order at that day's NAV. If your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

Each Fund issues other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-426-9363 to obtain more information concerning each Fund's other share classes. A financial intermediary who receives compensation in respect of Fund shares may receive different amounts of compensation in respect of different classes of shares.

Purchases by personal check. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers' checks. Additionally, bank starter checks are not accepted for the initial purchase into the Funds. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions. The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES

To exchange shares between mutual funds (minimum   To redeem shares
$500)
------------------------------------------------------------------------------------------------------------------

Phone
------------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
------------------------------------------------------------------------------------------------------------------
The Funds do not charge a fee for wire
transactions, but your bank may.                   Your instructions should include:
Your instructions should include:                  .your account number
.. your account number                              .names of the Funds and number of shares or dollar amount
.. names of the Funds and number of shares or        you want to exchange
  dollar amount you want to exchange.              A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address or to
                                                    different banking institutions than what is on file
                                                   .you have changed your account address within the last 10 days

Dealer
------------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.            Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
------------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum Fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

If your redemption order is received in good order by a Fund (or its designee) by the Fund's cut-off time, we will process your order at that day's NAV. If your redemption order is received in good order by a Fund (or its designee) after the Fund's cut-off time, we will process your order at the NAV determined on the next business day.

Minimum account balances. If you have a regular account with a Fund and your account balance falls below $500 due to redemptions, rather than market movements, the Fund will give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Account Policies

Exchange minimums. You may exchange your Retail Shares of a Fund for Retail Shares of any other Fund. You may also exchange Retail Shares of a Fund for Class A Shares or Investor Shares of any BNY Hamilton Fund offering Class A Shares or Investor Shares, as applicable. Shares to be exchanged must have a value of at least $500. You must also exchange enough Retail Shares of a Fund to meet the minimum initial investment requirement of the class of shares of the Fund for which you are exchanging your existing shares. When exchanging your Retail Shares of a Fund for Class A Shares of another BNY Hamilton Fund, you will pay any applicable Class A sales charge upon exchange. See the applicable BNY Hamilton Fund's Class A Prospectus for more information regarding its sales charges.

From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another.

Checkwriting privileges. Checkwriting privileges are available by request to shareholders of the Funds. The minimum check amount is $500. There is no fee for writing checks, but the Funds will charge for stop payments or overdrafts. You cannot close your account by writing a check. The Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.

Signature guarantees. You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee. A signature guarantee is required whenever:

.. you redeem more than $50,000

.. you want to send proceeds to a different address or to different banking institutions than what is on file

.. you have changed your account address within the last 10 days

Reserved rights. The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any purchase order

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund


.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange (NYSE) is closed other than weekends and holidays or when trading on the NYSE is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission (SEC) may permit.


Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds' transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemptions In-Kind. The Funds reserve the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or


                                                               Account Policies
in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Funds' operations. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Retail Shares of each Fund will be determined immediately before calculation of a Fund's NAV each business day. Net investment income for Retail Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Retail Shares of each Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Retail Shares of each Fund, that if your purchase order is received in good order by a Fund or its designee on a business day by the cut-off time, you will begin earning dividends declared by that Fund on that day. However, if your purchase order is received in good order by a Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by that Fund on the next business day.

In the case of redemptions of Retail Shares of each Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash; or

.. change the way you currently receive distributions.


Your taxable income is the same under either option. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


                  Type of Distribution     Federal Tax Status
                  --------------------------------------------
                  Dividends from net       Ordinary income
                  investment income
                  Short-term capital gains Ordinary income
                  Long-term capital gains  Capital gain income
                  Dividends from net       Tax-free
                  tax-exempt income

With respect to the Tax-Exempt Money Fund, if, at the close of each quarter, at least 50% of the value of the Fund's total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate interest derived from tax-exempt interest obligations as "exempt-interest dividends." As described in its Principal Investment Strategies, the Fund invests primarily in certain types of tax-exempt interest obligations. Distributions properly designated as "exempt-interest dividends" generally are not subject to federal income tax, but may be subject to state and local taxes and, in certain instances associated with investments comprising not more than 20% of the assets of the Tax-Exempt Money Fund, may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Shareholders that receive social security or railroad retirement benefits, should consult their tax advisers to determine what effect, if any, an investment in the Tax-Exempt Money Fund may have on the federal taxation of their benefits.

The Tax-Exempt Money Fund may invest a portion of its assets in securities that generate income subject to federal, state and/or local taxes. Distributions from the Tax-Exempt Money Fund that are not derived from tax-


Account Policies
exempt interest are expected primarily to be taxable as ordinary income from dividends. In addition, any capital gains distributed by the Fund may be taxable.

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.

A Fund's investments in certain debt securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Money Fund's investment in foreign securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Money Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Funds do not expect to realize significant long-term capital gains or losses.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Funds , who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding, may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be short-term or long-term capital gain or loss depending on how long you held the shares.

This section relates only to the federal income tax consequences to U.S. persons of investing in the Funds; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

ABUSIVE TRADING


Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in a Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to a Fund (such as spreads paid to dealers who sell money market instruments to a Fund) and disrupting the management of the Fund. However, shareholders of the Fund, expect the Funds to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Funds accommodate frequent trading, and the Funds' Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in these Funds' shares. Each Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.


INVESTMENT ADVISOR


The investment advisor of the Funds is The Bank of New York (the "Advisor"), located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $99 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $129.9 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Funds.


The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial


                                                               Account Policies

Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Advisor compensation. In return for providing management services to the Funds, each Fund pays the Advisor an annual fee. The following table shows the advisory fee paid to the Advisor for the fiscal year ended December 31, 2006 (after any applicable waivers or reimbursements) as a percentage of each Fund's average daily net assets.


                Fund
                                                    Fee
                                                as a  % of
                                               average daily
                                                net assets
                                            (net of any waivers
                                            or reimbursements)
                -----------------------------------------------
                BNY Hamilton Money Fund            0.07
                BNY Hamilton Treasury Money
                 Fund                              0.07


As of the date of this Prospectus, the Tax-Exempt Money Fund has not commenced operations, but will pay (upon commencement of operations) the Advisor, as compensation for management services rendered, an annual fee equal to the percentage of the Fund's average daily net assets listed under "Management fee" in the Fund's Fee table.

A discussion of the basis for the Directors' approval of each Fund's investment advisory contract is included in each Fund's shareholder report for the period during which the Directors approved such contract, except that, in the case of a new Fund, a discussion of the basis for the Directors' approval of the Fund's initial investment advisory contract will be included in the Fund's initial shareholder report.

PORTFOLIO MANAGERS

The portfolio managers described below are primarily responsible for the day-to-day management of the Funds.


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Sammi P. Joseph, who has been a Vice President of the Advisor for more than five years. He has managed the Money Fund and Treasury Money Fund since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

BNY Hamilton Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He has been a Vice President for more than five years. He began his career at the Advisor in 1976 and has been managing short-term portfolios since 1988. His is a specialist in tax-exempt securities. Mr. Monasterio has managed the BNY New York Tax-Exempt Fund, another BNY Hamilton Money Market Fund (offered in a different Prospectus), since its inception in 2002.


ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS' INVESTMENT STRATEGIES

In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in each Funds' "Principal Investment Strategies" section above), the Funds (except Tax-Exempt Money Fund) observe additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:

.. maintaining the weighted average maturity of the Funds' portfolios at 60 days or less; and

.. limiting the Funds' investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).


Account Policies

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to BNY Hamilton
Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.
                                     [LOGO]

                                      BNY
                                    HAMILTON
                                     FUNDS
                         ADVISED BY THE BANK OF NEW YORK
                  THIS PAGE IS NOT A PART OF THIS PROSPECTUS

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These include commentary from each Fund's portfolio manager on the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, detailed performance data, a complete inventory of the Fund's securities and a report from the Fund's auditor. These reports are available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

PORTFOLIO HOLDINGS

The Funds will provide a full list of their holdings as of the end of each fiscal quarter on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after the applicable fiscal quarter-end, and their top ten holdings as of the end of each calendar quarter 15 days or more after the applicable calendar quarter-end. Once posted, this portfolio holdings information will remain available on the website at least until the Funds file a Form N-CSR or Form N-Q for the period that includes the date of those holdings. In addition, a Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the end of each month 30 days after the applicable month end. Please contact 1-800-426-9363 to obtain a copy. A description of the Funds' policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the SEC and is incorporated by reference into this document (that is, it is legally a part of this Prospectus). The SAI is available free of charge on the BNY Hamilton Funds website, www.bnyhamilton.com.

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

THESE DOCUMENTS ARE ALSO AVAILABLE FROM THE SEC ON THE EDGAR DATABASE AT WWW.SEC.GOV.

COPIES OF THIS INFORMATION ALSO MAY BE OBTAINED BY E-MAIL REQUEST TO PUBLICINFO@SEC.GOV, OR BY WRITING:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE THESE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-551-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-06654
                                     [LOGO]

                                      BNY
                                    HAMILTON
                                     FUNDS
                         ADVISED BY THE BANK OF NEW YORK

                        BNY Hamilton Distributors, Inc.
                               3435 Stelzer Road
                              Columbus, OH 43219

                                                                04/07  BNY-0085

                                                                  Van Eck Global

                                  VAN ECK FUNDS

                                   Money Fund

                                   Prospectus

                         ADVISED BY THE BANK OF NEW YORK

                                 April 28, 2007

These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

SEC Registration Number: 811-6654
#536845

For more detailed information, see the Statement of Additional Information
(SAI), which is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

..    Call Van Eck at 1-800-826-1115, or visit the Van Eck website at
     www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

..    Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

..    Reports and other information about the Fund are available on the EDGAR
     Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The fund will provide a full list of its holdings on the BNY Hamilton Funds web site, www.bnyhamilton.com, 60 days after fiscal quarter-end, and its top ten holdings 15 days or more after calendar quarter-end. A description of the fund's policies and procedures for disclosing its holdings is available in the Statement of Additional Information.

                                  VAN ECK FUNDS
                                   Money Fund
                         ADVISED BY THE BANK OF NEW YORK

                                 Van Eck Global
                              c/o DST Systems, Inc.
                                 P.O. Box 218407
                        Kansas City, Missouri 64121-8407
                                 1-800-544-4653

          About the fund

          2    BNY Hamilton Money Fund

          Services provided

          5    Services Provided

          Account policies

          6    Daily NAV Calculation

          6    Distributions and Tax Considerations

          6    Distribution (12b-1) Plan

          6    Purchases, Redemptions, Exchanges, and Transfers

          9    Investment Advisor

          9    Portfolio Manager

          For More Information

          Back Cover

                                                         Money Fund Prospectus 1

BNY HAMILTON

 MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments. This investment objective is fundamental (i.e., subject to change only by shareholder approval).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The Fund may not hold an investment with more than 397 days remaining to maturity (as determined under Rule 2a-7 under the Investment Company Act of 1940), and the Fund maintains an average dollar-weighted portfolio maturity of 90 days or less. The Fund is managed in accordance with Rule 2a-7, which imposes diversification standards, credit quality restrictions and maturity limits on individual securities and the Fund's portfolio as a whole.

The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements to enhance yields. Repurchase agreements are contracts entered into between the Fund and a counterparty (typically a U.S. bank or securities dealer) where the counterparty sells a given security to the Fund and agrees to repurchase it at a specific time and price.

The Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average-weighted maturity.

MAIN INVESTMENT RISKS

There are several risk factors that can affect the Fund's performance. The following is a description of the main risks of the Fund's portfolio, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments it makes may change over time. The Statement of Additional Information includes more information about the Fund and its investments.

The value of money market securities is most affected by changes in short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price. In addition, interest rates could fall, thereby reducing the Fund's yield. The yields on floating and variable rate securities will vary as interest rates change.

Changes in the financial condition of an issuer or credit support provider, changes in specific economic or political conditions that affect a particular type of issuer or credit support provider and changes in general economic or political conditions can affect a security's credit quality or value.

Nearly all debt securities are subject to some degree of credit risk, which is the risk that a debt security will be downgraded in credit quality or go into default because the issuer is unable to make timely payments of interest or principal, thereby reducing the value of the Fund's portfolio and its income. This risk varies depending on whether the issuers of the securities are corporations or domestic or foreign governments or their subdivisions, agencies or instrumentalities. In general, the lower the rating of a debt security, the greater its credit risk.

The U.S. government securities in which the Fund invests are subject to varying degrees of credit risk depending on whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow money from the U.S. Treasury, supported only by credit of the issuing U.S. government agency, instrumentality or corporation, or otherwise supported by the United States. A security backed by the full faith and credit of the United States (e.g., U.S. Treasury securities) is guaranteed only as to timely payment of interest and principal if held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, the Fund may hold the indebtedness of certain U.S. government agencies or instrumentalities, including the well-known Fannie Mae and Freddie Mac, which are not entitled to the full faith and credit of the United States. These securities are supported only by the credit of the issuing agency or instrumentality or are backed by the right of the issuer to borrow from the U.S. Treasury, and are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury securities). These securities can be downgraded in credit rating or go into default.

A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because it cannot sell the securities at the agreed-upon time and price or the securities lose value before they can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Because the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

To the extent the Fund invests in municipal securities, the Fund's performance may be affected by a variety of factors in the cities, states and regions in which it invests, as well as in the municipal market as a whole. Such factors may include economic changes, erosion of the tax base and legislative and policy changes, especially changes regarding taxation or tax policy, as well as changes in the rights of municipal security holders. Because many municipal obligations are issued to finance similar projects (e.g., those relating to education, healthcare, transportation, and utilities), conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities than U.S. securities. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies or choice of specific securities may not work out as planned, and the Fund could underperform its peers. It is important to read all the disclosure information provided and to understand that, although the Fund seeks to preserve the value of your investment at $1 per share, you could lose money by investing in the Fund.

Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds investing in lower-rated securities and/or securities of longer maturities. Unlike investments that pay a fixed yield for a stated period of time, the yields of money market funds fluctuate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2 BNY Hamilton Money Fund

PAST PERFORMANCE

The bar chart and the table below show summary performance information for the Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing the Fund's average annual total returns over various periods. Returns shown in the bar chart for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamilton.com.

Annual total returns
(%) as of 12/31/06
-------------------------------------------------------
                         [CHART]

1997  1998  1999  2000  2001  2002  2003  2004  2005  2006
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
4.80  4.81  4.51  5.78  3.57  1.15  0.49  0.68  2.57  4.48

Best Quarter: Q3 '00 +1.49  Worst Quarter: Q1 '04 +0.09

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.

                   Average annual total returns (%) as of
                   12/31/06*
                   -----------------------------------------
                                     1 Year 5 Year  10 Year
                   -----------------------------------------
                   Classic Shares     4.48   1.86    3.27

*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the fund is "no-load," shareholders pay no fees or out of pocket expenses upon purchasing or redeeming shares of the Fund.


                  Fee table (% of average net assets)
                  --------------------------------------------
                                                       Classic
                                                       Shares
                  --------------------------------------------
                  Shareholder Fees                      None

                  Annual Operating Expenses (expenses
                   that are deducted from fund assets)
                  --------------------------------------------
                  Management fee                        0.07
                  Distribution (12b-1) fees             0.25
                  Servicing fee                         0.30
                  Other expenses                        0.07

                  Total annual operating expenses       0.69



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                    Expenses on a $10,000 investment* ($)
                    ---------------------------------------
                            1 Year 3 Years 5 Years 10 Years
                    ---------------------------------------
                    Classic
                     Shares   70     221     384     859


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses from expenses shown in the Fee table above.

--------------------------------------------------------------------------------

                                                       BNY Hamilton Money Fund 3

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005 and 2006 has been audited by Tait, Weller & Baker, LLP, and the information for the years ended December 31, 2004, 2003 and 2002, has been audited by other auditors. The report of Tait, Weller & Baker, LLP, along with the Fund's financial statements, are included in the annual reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

                                                                               Year Ended December 31,
                                                            --------------------------------------------------------
                                                                  2006       2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                1.00       1.00       1.00       1.00       1.00
                                                               ---------  ---------  ---------  ---------  ---------
Gain from investment operations:
  Net investment income/(a)/                                       0.044      0.026      0.007      0.005      0.011
Dividends
  Dividends from net investment income                            (0.044)    (0.026)    (0.007)    (0.005)    (0.011)
                                                               ---------  ---------  ---------  ---------  ---------
Net asset value at end of year                                      1.00       1.00       1.00       1.00       1.00
                                                               ---------  ---------  ---------  ---------  ---------
Total investment return based on net asset value (%)/(b)/           4.48       2.57       0.68       0.49       1.15

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                            1,453,589  1,163,077  1,036,872  1,017,653  1,085,726
Ratio of expenses to average net assets                             0.69       0.70       0.71       0.73       0.73
Ratio of net investment income to average net assets                4.41       2.59       0.68       0.49       1.14

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4 BNY Hamilton Money Fund

Services Provided

Shareholder Servicing Plans

The Fund has entered into servicing agreements with certain institutions (shareholder organizations), including the Van Eck Funds and Van Eck Funds, Inc. (collectively, "Van Eck Funds") that invest in Classic Shares of the BNY Hamilton Money Fund for their customers. Under these agreements, the institutions provide support services to their customers, and the Fund, in turn, pays the institutions 0.30% (annualized) of the average daily NAV of its customers' Classic Shares. These fees, or portions thereof, paid to shareholder organizations may constitute "service fees" (as defined by the National Association of Securities Dealers, Inc. ("NASD")) and shall not exceed 0.25% of the average daily net assets attributable to the Classic Shares of each Fund (or such other maximum amount then permitted by the NASD as a "service fee").

Services that the shareholder organizations are responsible for providing to their customers include the following:

..    facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares;

..    aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor;

..    providing automatic reinvestment of customers' cash balances in other investment accounts in Classic Shares, if requested;

..    processing customers' dividend payments;

..    providing periodic statements to their customers;

..    arranging for bank wires;

..    providing adequate customer support facilities;

..    performing all necessary sub-accounting; and

..    forwarding shareholder communications from the Funds.

See the Statement of Additional Information for additional services provided by shareholder organizations to their customers.

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts. Currently, the Van Eck Funds do not charge additional fees for its services, but reserves the right to do so in the future.

The Advisor (The Bank of New York) may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Quarterly Statements

Shareholders receive quarterly statements, reflecting all account activity, including dividends reinvested in additional shares or paid as cash. Confirmations of each purchase, exchange or redemption will be mailed to each shareholder, unless their shares are held by a financial institution that will provide such statements and confirmations.

Householding

If more than one member of a household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow single copies of shareholder reports, proxy statements, prospectuses and prospectus supplements to be mailed in one envelope to a shared address for multiple shareholders ("householding"). However, if you prefer to continue to receive such mailings separately now or in the future, please call Van Eck Account Assistance at 1-800-544-4653.

                                                         Money Fund Prospectus 5

Account Policies

Daily NAV Calculation

The Fund calculates its NAV at 5:00 p.m. Eastern time on each day that the Fund is open for business (each, a "business day"). The Fund may not determine its NAV on a business day when no purchase or redemption orders for Fund shares are received. The Fund is open on each weekday (Monday through Friday) that the Federal Reserve Bank of New York (Federal Reserve) is open. The Federal Reserve (and, therefore, the Fund) is closed on days when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Dividends and expenses accrue daily. The Fund uses the amortized cost method to value its securities.

Distribution (12b-1) Plan

The directors have adopted a 12b-1 distribution plan with respect to the Classic Shares of the Fund. The plan permits the Fund to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares. Because these fees are paid out of Fund assets on an ongoing basis, over time, they will increase the cost of your investment and could cost you more than paying other types of sales charges.

Purchases, Redemptions, Exchanges, and Transfers

Through a Broker or Agent
The Fund has no sales charge, whether you use a broker or agent or not. Some brokers or agents may charge a fee for their services. Contact your broker or agent for details.

Through Van Eck's Shareholder Servicing Agent, DST Systems, Inc. (DST)
You may purchase, redeem, exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The mailing address at DST is:
Van Eck Global
P.O. Box 218407
Kansas City, MO 64121-8407

6 Money Fund Prospectus

For overnight delivery:
Van Eck Global
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Funds, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Van Eck Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

Purchase By Mail
To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts. For further details, see the Application or call Account Assistance.

Telephone Redemption-Proceeds By Check 1-800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

Expedited Redemption--Proceeds By Wire 1-800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Written Redemptions
Your written redemption request must include:

..    Fund and account number.

..    Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

..    Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in case of estates, trusts, guardianships, custodians, partnerships and corporations, as requested by DST.

..    Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

..    The redemption is for $50,000 or more.

..    The redemption amount is wired.

..    The redemption amount is paid to someone other than the registered owner.

..    The redemption amount is sent to an address other than the address of record.

..    The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

                                                         Money Fund Prospectus 7

Check Writing
If your account has the optional Redemption By Check Privilege, you can write checks against your account for a minimum of $250 and a maximum of $5 million. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Telephone Exchange 1-800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between Class A shares of the Van Eck Funds, with no sales charge. (Shares originally purchased into the Fund or previously into the Van Eck U.S. Government Money Fund that paid no sales charge may pay an initial sales charge the first time they are exchanged from the Fund into another Van Eck Class A fund.) Shares must be on deposit in your account to be eligible for exchange. For further details regarding exchanges, please see the Application, "Frequent Trading Policy" and "Unauthorized Telephone Requests" below, or call Account Assistance.

Written Exchanges
Written requests for exchange must include:

..    The fund and account number to be exchanged out of

..    The fund to be exchanged into

..    Directions to exchange "all shares" or a specific number of shares or dollar amount

..    Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships, and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange" above.

Transfer of Ownership
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

Frequent Trading Policy
The Fund may reject a purchase order for any reason and may limit or reject an exchange transaction if Van Eck Securities Corporation ("Van Eck"), distributor for the Van Eck Funds, believes that a shareholder is engaging in market timing activities that are prohibited by the Van Eck Funds.

Unauthorized Telephone Requests
Like most financial organizations, Van Eck, the Fund, and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed. If you do not want to authorize the Telephone Exchange or Redemption Privilege on your eligible account, you must refuse it on the Account Application, broker/agent instructions or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an application, contact Account Assistance.

Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount from your account in the Fund to Class A shares of the Van Eck Funds. See "Telephone Exchange" above. For further details and to request an Application, contact Account Assistance.

8 Money Fund Prospectus

Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more to establish the Plan. For further details and to request an Application, contact Account Assistance.

Minimum Purchase
An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through "wrap fee" asset allocation and similar programs offered without a sales charge by certain financial institutions.

Account Value and Redemption
If the value of your account falls below $1000 after the initial purchase, Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

Certificates
The Fund does not issue certificates.

Reserved Rights

The Fund reserves the following rights:

..    To suspend sales of shares to the public.

..    To reject any purchase order.

..    To reject any exchange request and to modify or terminate exchange privileges.

..    To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund.

..    To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund's transfer agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such persons') identity when you open an account, including name, address, date of birth, and other information (which may include certain documents) that will allow the transfer agent to verify your identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Redemptions In-Kind. The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund's shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund's operations. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Classic Shares of the Fund will be determined immediately before calculation of the Fund's NAV each business day. Net investment income for Classic Shares of the Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration.

Classic Shares of the Fund will begin earning dividends on the first business day their purchase is effective, and will continue to earn dividends until, but not including, the business day on which their redemption is effective. This means, in the case of purchases of Classic Shares of the Fund, that if your purchase order is received in good order by the Fund (or its designee) on a business day by the cut-off time, you will begin earning dividends declared by the Fund on that day. However, if your purchase order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will begin earning dividends declared by the Fund on the next business day.

In the case of redemptions of Classic Shares of the Fund, if your redemption order is received in good order by a Fund (or its designee) on a business day by the Fund's cut-off time, you will earn dividends until, but not including, that day. However, if your redemption order is received in good order by the Fund (or its designee) after the Fund's cut-off time, you will earn dividends until, but not including, the next business day.

The Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:

..    choose to receive dividends or distributions (or both) in cash; or

..    change the way you currently receive distributions.

Your taxable income is the same under either option.

If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in the Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

Type of Distribution Federal Tax Status

Dividends from net investment income   Ordinary income
Short-term capital gains               Ordinary income
Long-term capital gains                Capital gain income
Dividends from net tax-exempt income   Tax-free

Dividends of interest earned on bonds issued by the U.S. government and its agencies and instrumentalities may be exempt from some types of state and local taxes.

The Fund's investments in certain debt securities and its securities lending activities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).

The Fund's investment in foreign securities may be subject to withholding and other taxes imposed by countries outside the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

The Fund does not expect to realize significant long-term capital gains or losses.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid social security or taxpayer identification number to the Fund, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding, may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, the gain or loss you generate, if any, generally will be short-term or long-term capital gain or loss depending on how long you held the shares.

This section relates only to the federal income tax consequences to U.S. persons of investing in the Fund; the consequences under other tax laws and to non-U.S. shareholders may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

ABUSIVE TRADING

Frequent or excessive short-term trading of Fund shares, sometimes referred to as "market timing," and other abusive trading practices in the Fund may be detrimental to Fund shareholders, including reducing the returns to long-term shareholders by increasing transaction costs to the Fund (such as spreads paid to dealers who sell money market instruments to the Fund) and disrupting the management of the Fund. However, shareholders of the Fund expect the Fund to be highly liquid investment options that may be readily sold and purchased without limitation. Accordingly, the Fund accommodates frequent trading, and the Fund's Board of Directors has not adopted policies and procedures designed to discourage market timing or other abusive trading in the Fund's shares. The Fund reserves the right to reject any purchase or exchange transactions and to impose restrictions or limitations on frequent trading in Fund shares at any time.

Investment Advisor

The investment advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $99 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $129.9 billion in investments for institutions and individuals. The Advisor is responsible for all business activities and oversight of the investment decisions made for the Fund.

The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc. On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation.

The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.07% of average daily net assets. The Fund's semiannual report to shareholders, covering the period from January 1 to June 30, 2006, includes a discussion regarding the basis upon which the Board of Directors of the Fund approved the continuance of the Fund's advisory contract with the Advisor and is available on request.

Portfolio Manager

Sammi P. Joseph is a Vice President of the Advisor and has managed the Fund since 2004. He joined the Advisor in 1987 and has been managing assets since 1995.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES

In addition to complying with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (as discussed in the Fund's "Principal Investment Strategies" section above), the Fund observes additional, more conservative investment guidelines in order to obtain the highest rating given to money market funds by one or more nationally recognized statistical rating organizations (rating agencies). These guidelines include:

..    maintaining the weighted average maturity of the Fund's portfolios at 60 days or less; and

..    limiting the Fund's investments to those having the highest short-term rating from one or more rating agencies (e.g., investments rated A-1 by Standard & Poor's or P-1 by Moody's Investors Service, Inc.).

                                                         Money Fund Prospectus 9

                            BNY HAMILTON FUNDS, INC.

                       Statement of Additional Information

                             BNY Hamilton Money Fund
                        BNY Hamilton Treasury Money Fund
                   BNY Hamilton New York Tax-Exempt Money Fund
                     BNY Hamilton U.S. Government Money Fund
              BNY Hamilton 100% U.S. Treasury Securities Money Fund
                       BNY Hamilton Tax-Exempt Money Fund

                                 April 30, 2007


   THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED ABOVE, AND SHOULD BE READ IN CONJUNCTION WITH THE RELEVANT PROSPECTUSES, EACH DATED APRIL 30, 2007, AS SUPPLEMENTED OR AMENDED FROM TIME TO TIME THEREAFTER. INFORMATION FROM THE
PROSPECTUSES AND THE ANNUAL REPORT TO SHAREHOLDERS OF EACH FUND LISTED ABOVE (IF
   AVAILABLE) IS INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. THE PROSPECTUSES AND ANNUAL REPORT MAY BE OBTAINED UPON REQUEST
 FROM BNY HAMILTON DISTRIBUTORS, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219,
 ATTENTION: BNY HAMILTON FUNDS, INC., 1-800-426-9363, OR BY VISITING THE FUNDS'
                        WEBSITE AT WWW.BNYHAMILTON.COM.

                                TABLE OF CONTENTS


GENERAL .................................................................      1

INVESTMENT OBJECTIVES AND POLICIES.......................................      1

INVESTMENT RESTRICTIONS..................................................     14

DIRECTORS AND OFFICERS...................................................     16

INVESTMENT ADVISOR.......................................................     24

ADMINISTRATORS...........................................................     26

DISTRIBUTOR..............................................................     29

FUND, SHAREHOLDER AND OTHER SERVICES.....................................     31

CODE OF ETHICS...........................................................     38

PROXY VOTING POLICIES....................................................     38

DISCLOSURE OF PORTFOLIO HOLDINGS.........................................     38

PURCHASE OF SHARES.......................................................     40

REDEMPTION OF SHARES.....................................................     40

EXCHANGE OF SHARES.......................................................     41

DIVIDENDS AND DISTRIBUTIONS..............................................     41

NET ASSET VALUE..........................................................     41

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.........................     43

DESCRIPTION OF SHARES....................................................     45

TAXES ...................................................................     52

RISK FACTORS RELATING TO INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS...     58

FINANCIAL STATEMENTS.....................................................     72

APPENDIX A-DESCRIPTION OF SECURITIES RATINGS.............................    A-1

APPENDIX B-PROXY VOTING POLICIES AND PROCEDURES..........................    B-1

                                     GENERAL

          BNY Hamilton Funds, Inc. ("BNY Hamilton"), a Maryland corporation, is an open-end investment company, currently consisting of twenty-three series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Small Cap Core Equity Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Core Bond Fund, BNY Hamilton Enhanced Income Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton U.S. Bond Market Index Fund, BNY Hamilton High Yield Fund, BNY Hamilton Municipal Enhanced Yield Fund, BNY Hamilton U.S. Government Money Fund, BNY Hamilton 100% U.S. Treasury Securities Fund, BNY Global Real Estate Securities Fund, and BNY Tax-Exempt Money Fund. Each of the BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund"), BNY Hamilton U.S. Government Money Fund (the "U.S Government Money Fund"), BNY Hamilton 100% U.S. Treasury Securities Money Fund (the "100% U.S. Treasury Money Fund"), and BNY Hamilton Tax-Exempt Money Fund (the "Tax-Exempt Money Fund") is referred to as a "Money Market Fund" or a "Fund" and they are collectively referred to as the "Money Market Funds" or the "Funds". The Bank of New York serves as investment advisor to each of the Money Market Funds (the "Advisor"). This Statement of Additional Information provides additional information only with respect to each Money Market Fund, and should be read in conjunction with the current Prospectuses relating to each such Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

     The following discussion supplements the information regarding the investment objectives and policies of the respective Funds as set forth in their respective Prospectuses. The following describes the types of investments and investment practices that the Funds are generally permitted (but not required) to make or engage in, subject to each Fund's investment objectives, policies and restrictions. The Funds may, however, make other types of investments or engage in other types of investment practices provided they are consistent with the Funds' investment objective, policies and restrictions.

Government and Money Market Instruments

          As discussed in the Prospectuses, each Fund may invest in cash equivalents to the extent that such investments are consistent with its investment objective, policies and restrictions. A description of the various types of cash equivalents that may be purchased by the Funds appears below.

          United States Government Obligations. Each of the Funds, subject to its applicable investment policies, may invest in obligations issued or guaranteed by the United States Government or by its agencies, instrumentalities, or government-sponsored enterprises. Obligations issued or guaranteed by federal agencies, instrumentalities, or government-sponsored enterprises may or may not be backed by the "full faith and credit" of the United States Government. The Treasury Money Fund and 100% U.S. Treasury Money Fund will invest only in those securities that are backed by the full faith and credit of the United States Government. Securities that are backed by the full faith and credit of the United States Government include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Rural Housing Service (formerly known as the Farmers Home Administration) and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States Government, a Fund must look principally to the agency, instrumentality or other governmental unit issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency, instrumentality, or other unit does not meet its commitments. Securities in which each Fund (except for the Treasury Money Fund and the 100% U.S. Treasury Money Fund) may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the limited right to borrow from the United States Treasury to meet its obligations, as well as obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

          Foreign Government Obligations. Except for the Treasury Money Fund, the 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund, each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities will be denominated in United States dollars. Similar to United States Government securities, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, foreign sovereign issuers may be unable or unwilling to make timely principal or interest payments. See "Foreign Investments--Risks of Foreign Investments" below.

          Bank Obligations. Except for the Treasury Money Fund, the 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund, each of the Funds, unless otherwise noted in its Prospectuses or below, may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as "Euros") and (iii) United States branches of foreign banks of equivalent size (known as "Yankees"). Euros and Yankees in which the Funds may invest will be denominated in U.S. dollars. The Funds will not invest in obligations for which the Advisor or any of its affiliated persons is the ultimate obligor or accepting bank. Each of the Funds, other than the Treasury Money Fund and the 100% U.S. Treasury Money Fund, may also invest in U.S.-dollar denominated obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank). Obligations of these institutions may be subject to the same risks as obligations of foreign governments, discussed above.

          Commercial Paper. Except for the Treasury Money Fund, the 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund, each of the Funds may invest in commercial paper, which may include Master Notes and Section 4(2) paper (each as defined below). Commercial paper is a money market instrument issued by banks, corporations, or other borrowers to raise money for short-term purposes. Commercial paper is typically unsecured, and generally has a maturity ranging from 1 to 270 days. The Money Fund may invest in commercial paper issued by foreign issuers. See "Foreign Investments" below.

          Master notes ("Master Notes") are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as investment advisor to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from Fund or client accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements permitting the Advisor to loan monies from those accounts on the Funds' or other clients' behalf. Interest and principal payments made by the borrower are credited to such accounts. Generally, on a daily basis, the Advisor has the right to increase or decrease the amount provided to the borrower under such Master Notes, and the borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

          The interest rate on Master Notes is tied to a specified reference rate and, therefore, it will fluctuate along with such reference rate. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality that satisfies the Funds' credit quality restrictions, as described below in "Quality and Diversification Requirements." Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable within seven days of demand. The Funds do not have any specific percentage limitation on investments in Master Notes.

          Repurchase Agreements. Each of the Funds (except the 100% U.S. Treasury Money Fund) may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of BNY Hamilton (the "Directors"). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to any coupon rate on the underlying security (and accordingly may be more or less than the rate on the underlying security). A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement.


          A Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and each Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Funds' custodian (the "Custodian"). The U.S. Government Money Fund may only engage in repurchase agreements that are fully collateralized by U.S. Treasury and U.S. Government securities, and the Treasury Money Fund may only engage in repurchase agreements that are fully collateralized by U.S. Treasury obligations. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines or the value of the underlying security declines while the Fund seeks to enforce its rights. In addition, a Fund might incur delays or other disposition costs in connection with liquidating the collateral and enforcing its rights under the agreement. If bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by a Fund may be delayed or limited. Repurchase agreements with more than seven days to maturity are considered by the Funds to be illiquid securities and are subject to certain fundamental investment restrictions. See "Investment Restrictions."


Asset-Backed Securities

     Except for the Treasury Money Fund, the 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund, each of the Funds, subject to its applicable investment policies, may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as automobile loans or credit card receivables. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization.

     Asset-backed securities in general, however, are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow, as well as risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately below. In addition, unlike mortgage-backed securities, certain types of asset-backed securities may only have the benefit of limited interests in the applicable underlying collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if a letter of credit or other form of credit support is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Mortgage-Backed Securities

          Except for the Treasury Money Fund and the 100% U.S. Treasury Money Fund, each of the Funds, subject to its applicable investment policies, may invest in mortgage-backed securities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. This risk is described more fully in "Mortgage Pass-Through Securities" below.


          Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other debt securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-backed security, the volatility of such security can be expected to increase.


          Payment of principal and interest on some Mortgage Pass-Through Securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

          Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.


          FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the

U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


          The assets underlying mortgage-backed securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of Mortgage Pass-Through Securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-backed security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-backed securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.


Floating Rate and Variable Rate Demand Notes


          Except for the Treasury Money Fund and the 100% U.S. Treasury Money Fund, each of the Funds may purchase taxable or tax-exempt floating rate and variable rate demand notes and bonds in implementing its investment program. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate. The maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act").


Zero-Coupon Securities

     The Funds may invest in zero-coupon securities, including STRIPS (as defined below). The Treasury Money Fund and 100% U.S. Treasury Money Fund maintain certain fundamental investment restrictions concerning the type, maturity and use of these securities. See "Investment Restrictions" below. Zero-coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities are usually traded at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. This risk is greater when the period to maturity is longer. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and lock in a rate of return to maturity. In addition, investing in zero coupon securities may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, mortgage-backed securities owned by the Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase zero coupon securities, the value of which would be expected to increase when interest rates decline.

     Even though zero coupon securities do not pay current interest in cash, current federal tax law requires the Funds to accrue interest income on these investments and to distribute the interest income on a current basis. As a result, the Funds could be required to liquidate other investments at times in order to satisfy their distribution requirements.

          The principal and interest components of U.S. Treasury notes and bonds are eligible to be traded independently under the Separate Trading of Registered Interest and Principal or Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury obligations with comparable maturities. As with other zero coupon securities, the only time an investor receives a payment from STRIPS is at maturity and a STRIPS' value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.

Corporate and Other Debt Securities

          Each Fund (except Treasury Money Fund, 100% U.S. Treasury Money Fund, and U.S. Government Money Fund), subject to its applicable investment policies, may invest in corporate debt securities issued by U.S. (and, solely in the case of Money Fund, foreign) companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Each such Fund also may invest, subject to its applicable investment policies and the restrictions described herein, in certain other types of debt securities issued by domestic and foreign sovereign and private issuers.

Participations

     Except for the Treasury Money Fund, 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund, each of the Funds, subject to its applicable investment policies, may invest in participations issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. Participations are pro rata interests in securities held by others. A participation gives a Fund an undivided interest in a security (which can include a municipal security) in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation) or insurance policy of an insurance company.

     A Fund may have the right to sell the participation back to the institution and draw on the letter of credit or insurance, on demand, after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The institutions issuing the participations would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally would range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Funds will attempt to have the issuer of the participation bear the cost of any such insurance, although the Funds may retain the option to purchase insurance if deemed appropriate.

     With respect to the Money Fund, an obligation that has a demand feature permitting the Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. (See "Foreign Investments--Risks of Foreign Investments" below.) The Money Fund's ability to receive payment in such circumstances, under the demand feature, from such foreign banks may involve certain risks such as future political and economic developments, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

Municipal Obligations


          Except for the Treasury Money Fund, 100% U.S. Treasury Money Fund, and U.S. Government Money Fund, each of the Funds may invest in municipal obligations, which are debt obligations issued by a state, territory, or possession of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district and authority). In particular, the Tax-Exempt Money Fund invests primarily in municipal obligations, the interest on which is exempt from federal income tax and the federal alternative minimum tax, and the New York Tax-Exempt Money Fund invests primarily in New York municipal obligations, the interest on which is exempt from federal and New York State and City personal income taxes, as well as the federal alternative minimum tax. See "Risk Factors Relating to Investments in New York Municipal Obligations" below for more information on special risks related to investing in New York municipal obligations.


          The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal obligations are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, such as Municipal Puts (described below), which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

          The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

          An issuer's obligations for its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its obligations may be materially adversely affected by litigation or other conditions. More information on the various types of municipal obligations follows below.

          Municipal Bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, territories, possessions, and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses.

          Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

          In addition, certain types of "private activity" bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

          Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

          Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year and are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections ("tax anticipation notes"), revenue receipts ("revenue anticipation notes"), grant moneys ("grant anticipation notes"), or bond sales to finance such public purposes ("bond anticipation notes"). Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

          Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

          Municipal demand obligations are subdivided into two types: municipal variable rate demand notes and municipal Master Notes.

          Municipal Variable Rate Demand Notes. Municipal variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. For a description of the attributes of variable rate demand notes, see "Floating Rate and Variable Rate Demand Notes" above. The municipal variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

          Municipal Master Notes. Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from federal income tax. For a description of the attributes of Master Notes, see "Government and Money Market Instruments -- Commercial Paper" above. Although there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable within seven days of demand. The Funds have no specific percentage limitations on investments in Master Notes.

          Municipal Lease Obligations. The Funds specified above may invest in municipal lease obligations. These typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which a Fund may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid.

          Municipal Puts. The Funds specified above may purchase municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put" or "standby commitment", and is referred to herein as a "Municipal Put." A Municipal Put entitles a Fund to same day settlement and to receive an exercise price equal to the amortized cost of the underlying municipal obligation plus accrued interest, if any, at the time of exercise. Municipal Puts are purchased as a feature of the underlying municipal obligation and can only be sold, transferred, or assigned with the underlying municipal obligation. The aggregate price which a Fund pays for municipal obligations with Municipal Puts may be higher than the price which it otherwise would pay for the municipal obligations absent such Municipal Puts. Municipal Puts may not be available on a particular municipal obligation or may not be available on satisfactory terms.

          A Fund may exercise its put right prior to the maturity date of the underlying securities in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, Municipal Puts may be exercised prior to the underlying obligation's maturity date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying obligation. In determining whether to exercise Municipal Puts prior to their maturity date and in selecting which Municipal Puts to exercise, the Advisor will consider the amount of cash available to a Fund, the maturity dates of the available Municipal Puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

          Absent unusual circumstances relating to a change in market value (see "Net Asset Value" below), the Funds will value any municipal obligations subject to Municipal Puts by the amortized cost method. The exercise price of the Municipal Puts is expected to approximate such amortized cost. Accordingly, the amount payable by a bank or other Municipal Put writer during the time a Municipal Put is exercisable is expected to be substantially the same as the value of the underlying municipal obligations. The Funds value Municipal Puts at zero for purposes of computing their net asset value per share.

          Since the value of a Municipal Put is partly dependent on the ability of the Municipal Put writer to meet its obligation to purchase the underlying securities upon exercise, the policy of the Funds is to enter into Municipal Put transactions only with banks, brokers, securities dealers or other financial institutions who are approved by the Directors. Each Municipal Put writer will be approved on its own merits, and it is the Funds' general policy to enter into Municipal Put transactions only with those writers that are determined to present minimal credit risks. In connection with such determination, the Directors consider a number of factors concerning the writers, including, among others, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the Municipal Puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other Municipal Put writers will have outstanding debt rated in the highest rating categories as determined by a nationally recognized statistical rating organization ("NRSRO"). Currently, there are three primary NRSROs: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch, Inc. ("Fitch"). If a Municipal Put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor's opinion or such Municipal Put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Directors have directed the Advisor not to enter into Municipal Put transactions with any dealer that in the judgment of the Advisor present more than a minimal credit risk. In the event that a writer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such writer.

          Municipal Puts held by a Fund may not be marketable by the Fund. The Funds believe that, given the terms of the Municipal Puts and the attendant circumstances, the Funds should be considered the owner of the securities subject to the Municipal Puts so that the interest on the securities is tax-exempt income to the Funds.


          Municipal Trust Receipts. The Funds specified above may invest in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. Investments in MTRs are subject to similar risks as other investments in municipal obligations. In addition MTRs could give rise to certain tax risks that are not present in investments in municipal bonds.

          Taxable Municipal Obligations. The Funds specified above may invest in taxable municipal obligations, subject, in the case of the Tax-Exempt Money Fund and New York Tax-Exempt Money Fund to the 20% limit described in their Prospectuses. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, healthcare facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments can be backed by the government's taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors, such as corporate or agency bonds, than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.

Foreign Investments


          As discussed above, the Funds (except the Treasury Money Fund, the 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund) may invest in certain foreign government obligations. In addition, the Money Fund may invest in certain foreign securities issued by non-governmental foreign entities. The Money Fund does not expect to invest more than 65% of its total assets at the time of purchase in securities of foreign issuers (including foreign governmental issuers). All such investments must be United States dollar-denominated. In connection with an investment in commercial paper issued by a foreign bank or other foreign issuer, the Money Fund typically receives representations from the foreign issuer that income received by the Fund on such commercial paper will not be subject to foreign withholding taxes. There can be no assurance, however, that such income indeed will not be subject to foreign withholding taxes. See "Taxes" below for more information regarding foreign withholding taxes.


          Risks of Foreign Investments. Investments in foreign issuers or in securities principally traded outside the United States may involve special risks due to foreign economic, political, or legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities may be subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments and companies, and certain foreign securities markets in general, are less liquid, and at times more volatile, than comparable U.S. sovereign and corporate securities and U.S. securities markets. Foreign brokerage commissions and related fees also are generally higher than those paid in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States. See "Taxes". In addition, foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors.

Additional Investments


          When-Issued and Delayed-Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the Fund's Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If , however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


          Reverse Repurchase Agreements. Except for the Treasury Money Fund and the 100% U.S. Treasury Money Fund, each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by a Fund. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Fund's Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Fund's ability to maintain a net asset value of $1.00 per share. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities. See "Investment Restrictions".

          Loans of Portfolio Securities. All Funds (except the Money Fund, New York Tax-Exempt Money Fund and Tax-Exempt Money Fund) may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus any accrued interest. While such securities are on loan, the borrower pays the applicable Fund any dividends or income received on the securities loaned and has the right to vote the securities on any matter in which the securities are entitled to be voted. Loans may be terminated by the lending Fund or the borrower and shall be effected according to the standard settlement time for trades in the particular loaned securities. Borrowed securities must be returned to the lending Fund when a loan is terminated. If a loan is collateralized by U.S. Government securities or other non-cash collateral, the lending Fund receives a fee from the borrower. If a loan is collateralized by cash, the lending Fund typically invests the cash collateral for its own account in short-term, interest-bearing securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund. The Funds may incur custodial fees and other costs in connection with loans. In addition, the Funds have retained The Bank of New York as their lending agent. As lending agent, The Bank of New York receives a fixed fee from the Funds, representing a percentage of the securities loaned. See "Fund, Shareholder and Other Services--Securities Lending Agent" below for more information on those fees. The Funds may, in the future, appoint and pay compensation to additional securities lending agents.


          In lending their portfolio securities, the Funds consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any Director, officer, employee, or any other affiliated person (as defined in the 1940 Act) of BNY Hamilton, the Advisor, any sub-advisor, the Administrator (as defined below) or the Distributor (as defined below), unless permitted by applicable law.

          Illiquid Investments; Privately Placed and Certain Unregistered Securities. All Funds (except the Treasury Money Fund and the 100% U.S. Treasury Money Fund) may invest in privately placed, restricted, Rule 144A and other unregistered securities. To the extent any such security is considered to be illiquid, it will be subject to a Fund's fundamental restriction limiting its investments in illiquid securities to no more than 10% of its net assets. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, the Fund could have difficulty selling them when the Advisor believes it is advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. In addition, the judgment of the Advisor normally plays a greater role in valuing these securities for purposes of computing the Fund's net asset value than in valuing publicly traded securities.


          While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually "restricted securities" or are "not readily marketable." Restricted securities cannot be sold without being registered under the Securities Act of 1933 (the "1933 Act"), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.


          Restricted securities in which the Funds may invest include Rule 144A securities and Section 4(2) paper (defined below). The Funds may purchase Rule 144A securities sold to certain institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Board of Directors. The Board of Directors will monitor the Advisor's implementation of these guidelines on a periodic basis.

          Certain Funds also may invest in commercial paper issued by corporations without registration under the 1933 Act in reliance on the exemption in Section 3(a)(3) of the 1933 Act and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers that make a market in Section 4(2) paper, thus providing liquidity. (See "Government and Money Market Instruments--Commercial Paper" above.)

          Real Estate Securities. The Money Fund and the New York Tax-Exempt Money Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs, which are a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

          REITs and other companies which invest in real estate or interests therein are subject to risks associated with the real estate sector, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific segments of the real estate sector, and possible environmental liabilities. Investing in REITs involves certain additional unique risks. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. REITs are also subject to self-liquidation, adverse changes in the tax laws, and the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act.

          A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

          REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

          Other Investment Company Securities. The Funds (except Treasury Money Fund and 100% U.S. Treasury Money Fund) may invest in the securities of other investment companies (including exchange-traded funds ("ETFs")) within the limits set by the 1940 Act and related rules and any exemptive relief from, or interpretations of, the SEC. In general, the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

          ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The market price for ETF shares may be higher or lower than the ETF's net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer's net asset value.

Quality and Diversification Requirements

          Each of the Funds is classified as a "diversified" series of a registered investment company under Section 5(b)(1) of the 1940 Act. This means that, with respect to 75% of each Fund's total assets, (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and
(2) the Funds may not own more than 10% of the outstanding voting securities of any one issuer, except in each case, with respect to obligations of the U.S. government, cash and cash items, and securities of other investment companies. The remaining 25% of each Fund's total assets are not subject to these limitations. Investments not subject to these limitations could involve increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline. The Funds, however, are also subject to certain additional fundamental investment restrictions (see Investment Restriction No. 4 for each Fund in "Investment Restrictions" below) limiting their investments in a particular issuer, diversification requirements imposed by Rule 2a-7 under the 1940 Act as described below, as well as by the Code for qualification as a regulated investment company (see "Taxes" below).

          In order to attain its objective of maintaining a stable net asset value of $1.00 per share for each of its respective classes, among other things, pursuant to Rule 2a-7 under the 1940 Act, each of the Funds (except New York Tax-Exempt Money Fund) will limit its investment in the securities (other than United States Government securities) of any one issuer to no more than 5% of the Fund's total assets, measured at the time of purchase, except that the Fund may invest up to 25% of its total assets in the first tier securities (as defined below) of a single issuer for a period of up to three business days after the acquisition thereof. A Fund, however, may not invest in the securities of more than one issuer in accordance with the exception described in the immediately preceding sentence at any time. In the case of New York Tax-Exempt Money Fund, with respect to 75% of its total assets, the Fund will limit its investments in the securities (other than United States Government securities) of any one issuer to no more than 5% of its total assets, measured at the time of investment; provided, however, that it shall not invest more than 5% of its total assets in securities (other than United States Government securities) issued by any one issuer unless the securities are first tier securities.

          The Directors also have adopted procedures that (i) require each Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of 397 days or less (as determined by Rule 2a-7 under the 1940 Act) (although, as described under the heading "Additional Information About Certain Funds' Investment Strategies" in the Prospectuses, in order to obtain the highest rating given to money market funds by one or more NRSROs, the Money Fund, Treasury Money Fund, U.S. Government Money Fund, and 100% U.S. Treasury Fund each currently (and for so long as the Fund is rated by a NRSRO) maintains a weighted-average portfolio maturity of 60 days or less); (ii) limit each Fund's investments to those securities that present minimal credit risks; and (iii) require the Advisor and, in certain cases, the Board of Directors, in the event of certain occurrences, to reassess promptly whether a security presents minimal credit risks and, in certain circumstances (e.g., default of an issuer with respect to a Fund's portfolio security), to determine whether continuing to hold the security is in the best interests of each Fund.

          In order to limit the credit risks of the Funds, each Fund (except Tax-Exempt Money Fund and New York Tax-Exempt Money Fund) will not purchase any security (other than a United States Government security or shares of another registered investment company that is a money market fund under Rule 2a-7) unless it is rated in the highest short-term rating category ("first tier securities") by at least two NRSROs, such as Moody's and S&P, if two or more NRSROs have rated the security (if the security is only rated by one NRSRO, then it must be rated in the highest short-term category by that NRSRO), or, if not so rated, it is determined to be of comparable quality by the Advisor. (See Appendix A for a description of Moody's and S&P's short-term credit ratings). Although permitted by Rule 2a-7 to a limited extent, in order to obtain the highest rating given to money market funds by one or more NRSROS, each of these Funds currently will not purchase any security which qualifies as a second tier security (as defined below) at the time of the Fund's investment (see "Additional Information About Certain Funds' Investment Strategies in the Funds' Prospectuses for more information on the NRSROs' money market fund rating requirements). In the event a Fund is no longer rated by an NRSRO, it may invest in accordance with the credit quality requirements of Rule 2a-7.

          In accordance with the ratings requirements of Rule 2a-7, the Tax-Exempt Money Fund and New York Tax-Exempt Money Fund may invest in both first tier securities and second tier securities (as defined below). Second tier securities are securities that have received ratings within one of the two highest short-term rating categories from at least two NRSROs if two or more NRSROs have rated the security (if the securities are only rated by one NRSRO, then they must have received a rating within one of the two highest short-term rating categories from that NRSRO), but do not qualify as first tier securities, or if not so rated, are determined to be of comparable quality by the Advisor. These Funds may not purchase any second tier security if, as a result of its purchase, (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.

          Determinations of comparable quality for unrated securities are made by the Advisor in accordance with procedures established by the Directors. In determining suitability of investment in a particular unrated security, the Advisor takes into consideration a number of factors including, among other things, the issuer's cash flow adequacy, the level and nature of earnings, financial leverage, asset protection, cost structure, capital intensiveness, liquidity, and the quality of the issuer's or guarantor's accounting practices and management. These suitability standards must be satisfied at the time an investment is made. If the Advisor determines that the quality of an unrated investment has declined since investment by a Fund or in the event of certain ratings downgrades by NRSROs of a Fund's rated securities, a Fund may continue to hold the applicable investments if the Advisor determines that the investments continue to present minimal credit risk and that disposing of the investments would not be in the Fund's or its shareholders' best interests.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

          In addition to its investment objective, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. The investment restrictions of each Fund follow.

The Funds may not:

          1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of a Fund's net assets would be in investments that are illiquid (except that the Money Fund, the Tax-Exempt Money Fund and the New York Tax-Exempt Money Fund may enter into securities as described above in "Privately Placed and Certain Unregistered Securities");

          2. Enter into reverse repurchase agreements (although the Money Fund, the New York Tax-Exempt Money Fund, the Tax-Exempt Money Fund and the U.S. Government Money Fund may enter into reverse repurchase agreements, provided such agreements do not exceed in the aggregate one-third of the market value of the applicable Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements);

          3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with permitted reverse repurchase agreements, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed one-third of the value of the Fund's total assets at the time of such borrowing. This borrowing provision is intended to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and, in the case of the Money Fund, the New York Tax-Exempt Money Fund, the Tax-Exempt Money Fund and the U.S. Government Money Fund will not apply to reverse repurchase agreements. In addition, each Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets.;

          4. Purchase the securities or other obligations of any issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation does not apply to issues of the United States Government, its agencies or instrumentalities or to permitted investments of up to 25% of a Fund's total assets;

          5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the relevant Fund's total assets, except that the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies (or, in the case of the Tax-Exempt Money Fund, the 100% U.S. Treasury Money Fund and the U.S. Government Money Fund, issued by domestic banks and bank holding companies). For purposes of industry concentration, there is no percentage limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks;

          6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

          7. Purchase or sell puts, calls, straddles, spreads or any combination thereof (except, for the Tax-Exempt Money Fund, to the extent that securities subject to a demand obligation, stand-by commitments, and puts may be purchased (see "Investment Objectives and Policies")); real estate; commodities; or commodity contracts or interests in oil, gas, or mineral exploration, development or lease programs. However, the Money Fund and the New York Tax-Exempt Money Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.

          For purposes of clarity, the above restriction on the purchase or sale of puts, calls, straddles, spreads or any combination thereof, does not prohibit a Fund from investing in securities subject to demand features, including stand-by commitments and Municipal Puts, which are described above in "Investment Objectives and Policies."

          8. Purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date (see "When-Issued and Delayed Delivery Securities");

          9. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

          10. Act as an underwriter of securities; or

          11. Issue senior securities as defined in the 1940 Act, except insofar as a Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

          In addition to the restrictions listed above, the Treasury Money Fund and the 100% U.S. Treasury Money Fund are subject to the following additional fundamental restrictions. Each Fund may not:

          1. Invest in structured notes or other instruments commonly known as derivatives;

          2. Invest in any type of variable, adjustable or floating rate securities;

          3. Invest in securities issued by agencies or instrumentalities of the United States Government, such as the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corp. or the Small Business Administration; or

          4. Invest in zero coupon bonds, except that the Treasury Money Fund and the 100% U.S. Treasury Money Fund may invest in zero coupon bonds issued by the United States Government provided that the bonds mature within 397 days from the date of purchase, and that the Treasury Money Fund may include zero coupon bonds issued by the United States Government as collateral for repurchase agreements.

          In addition to the restrictions listed above, as a fundamental policy, the New York Tax-Exempt Money Fund invests at least 80% of its Assets (as defined in the Funds' Prospectus) in New York municipal obligations that are exempt from federal, New York State, and New York City personal income tax.

          In addition to the restrictions listed above, as a fundamental policy, the Tax-Exempt Money Fund invests, under normal circumstances, at least 80% of its Assets (as defined in the Funds' Prospectus) in Municipal Obligations (as defined in the Funds' Prospectus), the interest on which are exempt from federal income tax and the federal alternative minimum tax.

                             DIRECTORS AND OFFICERS

          The Directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years, are shown below. The "Fund Complex" consists of one investment company, BNY Hamilton, including 23 series thereunder, and one registered hedge fund called BNY/Ivy Multi-Strategy Hedge Fund LLC.
                                       16

                                                                    Number of
                                                                  Portfolios and
     Name,      Position(s)      Term of         Principal        other Funds in
    Address      Held with     Office and      Occupation(s)      Fund Complex     Other Directorships
      and           BNY         Length of         During           Overseen by          Held by
Year of Birth    Hamilton     Time Served#     Last 5 Years         Director            Director
-------------   -----------  -------------  --------------------  -------------  -----------------------
Independent
Directors

                Director     Since          Chairman of the             23       Vice Chair, New York
                and          May 12, 1995   Board, President                     Public Library
Edward L.       Chairman                    and Chief Executive                  Conservator's Council;
Gardner                                     Officer, Industrial                  Member, Points of
One Wall                                    Solvents                             Light Foundation;
Street                                      Corporation, 1981 to                 Chairman Emeritus,
New York, NY                                Present                              Big Brothers/Big
10286                                       (Petro-Chemical                      Sisters of New York
Year of                                     Sales).                              City; Member,
Birth: 1934                                                                      Rockefeller
                                                                                 University Council

James E. Quinn  Director     Since          President, Tiffany          23       Director, Mutual of
One Wall                     November 15,   & Co. (jewelry retail),              America Capital
Street                       1996           January 2003 to Present;             Management Corp.(investment
New York, NY                                Member, Board of                     adivsor), Director, Museum of
10286                                       Directors, Tiffany                   the City of New York
Year of                                     & Co., 1995 to
Birth: 1952                                 Present; Vice
                                            Chairman, Tiffany
                                            & Co., 1999 to
                                            Present.

Karen R. Osar   Director     Since          Retired; formerly,          23       None
One Wall                     May 13, 1998   Executive Vice President
Street                                      and Chief Financial
New York, NY                                Officer, Chemtura,
10286                                       Inc. (formerly
Year of                                     known as Crompton
Birth: 1949                                 Corporation)
                                            (chemical
                                            manufacturing),
                                            2004 to 2007;
                                            Senior Vice
                                            President and
                                            Chief Financial
                                            Officer,
                                            MeadWestvaco Corp.
                                            (paper packaging),
                                            2002 to 2003;
                                            Senior Vice
                                            President and
                                            Chief Financial
                                            Officer, Westvaco
                                            Corp., 1999 to
                                            2002.

                                                                   Number of
                                                                  Portfolios and
     Name,      Position(s)      Term of         Principal        other Funds in
    Address      Held with     Office and      Occupation(s)      Fund Complex   Other Directorships
      and           BNY         Length of         During           Overseen by        Held by
Year of Birth    Hamilton     Time Served#     Last 5 Years         Director          Director
-------------   -----------  -------------  --------------------  -------------  --------------------
Kim D. Kelly    Director     Since August   Director and Chief          23       Trustee of Saint
One Wall                     11, 1999       Executive Officer,                   David's School;
Street                                      Arroyo Video(developmental           Director, MCG
New York, NY                                software), 2004 to 2005;             Capital Corp.***
10286                                       President, Chief
Year of                                     Operating Officer
Birth: 1956                                 and Chief
                                            Financial Officer,
                                            Insight
                                            Communications(cable
                                            television), 2000 to 2003.

John Alchin     Director     Since August   Executive Vice              23       Director, Big
One Wall                     8, 2001        President,                           Brothers/Big Sisters
Street                                      Co-Chief Financial                   of Southeastern
New York, NY                                Officer and                          Pennsylvania; Director,
10286                                       Treasurer, Comcast                   Polo Ralph Lauren Corporation
Year of                                     Corporation, 1990                    (retail); Member, Corporate
Birth: 1948                                 to Present.                          Executive Board of
                                                                                 Directors of the Philadelphia
                                                                                 Museum of Art; Advisory Board
                                                                                 member Metro AIDS Neighborhood
                                                                                 Nutrition Alliance.

Joseph          Director     Since          Retired since              23        Director, XL Capital LTD (insurance);
Mauriello                    July 7, 2006   2006; formerly,                      Director, Arcadia Resources
One Wall                                    Deputy Chairman, KPMG                (health care management).
Street                                      LLP(accounting firm),
New York, NY                                2004-2006; Vice Chairman,
10286                                       Financial
Year of                                     Services, KPMG
Birth: 1944                                 LLP, 2002-2004;
                                            Partner, KPMG LLP,
                                            1974-2006.



Interested
Director

Newton P.S.     Director     Since          Retired, 2003 to            24       Director, York Enhanced Strategies
Merrill*                     February 12,   Present; Senior                      Fund; Director, BNY/Ivy Multi-Strategy
One Wall                     2003           Executive Vice                       Hedge Fund LLC; Director, National
Street                                      President, The                       Integrity Life Insurance; Trustee,
New York, NY                                Bank of New York,                    Museum of the City of New York;
10286                                       1994 to 2003;                        Director, Woods Hole
Year of                                     Chairman and                         Oceanographic
Birth: 1939                                 Director, Ivy                        Institute; Honorary
                                            Asset Management,                    Trustee, Edwin Gould
                                            2000 to 2003.                        Foundation for
                                                                                 Children (non-profit); Trustee,
                                                                                 Connecticut River
                                                                                 Museum.

                                                                 Number of
                                                               Portfolios and
     Name,     Position(s)      Term of         Principal      other Funds in     Other
    Address     Held with     Office and      Occupation(s)    Fund Complex   Directorships
      and          BNY         Length of         During         Overseen by      Held by
Year of Birth   Hamilton     Time Served#     Last 5 Years       Director       Director
-------------  -----------  -------------  ------------------  -------------  -------------
Officers
Kevin Bannon   Chief        Since May      Executive Vice            --             --
One Wall       Executive    12, 2003       President and
Street         Officer,                    Chief Investment
New York, NY   President                   Officer of The
10286                                      Bank of New
Year of                                    York**, 1993 to
Birth: 1952                                Present; Chairman
                                           of The Bank of New
                                           York's Investment
                                           Policy Committee.

Ellen Kaltman  Chief        Since August   Managing Director,        --             --
One Wall       Compliance   30, 2004       Compliance, The
Street         Officer                     Bank of New
New York, NY                               York**, 1999 to
10286                                      Present.
Year of
Birth: 1948

Guy Nordahl    Treasurer,   Since          Vice President,           --             --
One Wall       Chief        February       The Bank of New
Street         Financial    15, 2005       York**, 1999 to
New York, NY   Officer                     Present.
10286          and
Year of        Principal
Birth: 1965    Accounting
               Officer

Kim Smallman   Secretary    Since          Counsel, Legal            --             --
100 Summer                  November       Services, BISYS
Street,                     10, 2004       Fund Services
15th Floor                                 Ohio, Inc. **,
Boston, MA                                 2002 to Present;
02110                                      Attorney, private
Year of                                    practice,
Birth: 1971                                2000-2002.

                                                                 Number of
                                                               Portfolios and
     Name,     Position(s)      Term of         Principal      other Funds in     Other
    Address     Held with     Office and      Occupation(s)    Fund Complex   Directorships
      and          BNY         Length of         During         Overseen by      Held by
Year of Birth   Hamilton     Time Served#     Last 5 Years       Director       Director
-------------  -----------  -------------  ------------------  -------------  -------------
Molly Martin   Assistant    Since          Paralegal, BISYS          --             --
Alvarado       Secretary    September      Fund Services
100 Summer                  20, 2006       Ohio, Inc.**, 2005
Street, 15th                               to Present; Blue
Floor                                      Sky Corporate
Boston, MA                                 Legal Assistant,
02110                                      Palmer & Dodge
Year of                                    LLP, 1999 to 2005;
Birth: 1965                                Business Law Legal
                                           Assistant
                                           Coordinator,
                                           Palmer & Dodge
                                           LLP, 2002 to 2005.

Wayne Rose     AML          Since          Broker Dealer             --             --
100 Summer     Compliance   September      Compliance
Street,        Officer      20, 2006       Officer, BISYS
15th Floor                                 Fund Services
Boston, MA                                 Ohio, Inc.**,
02110                                      August 2003 to
Year of                                    Present;
Birth: 1969                                Compliance
                                           Officer, JPMorgan
                                           Invest, LLC,
                                           January 2003 to
                                           August 2003;
                                           Brokerage Legal
                                           Product Manager,
                                           Fidelity
                                           Investments,
                                           September 2000 to
                                           December 2002.

# Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.


* Mr. Merrill is an "interested" Director by reason of his ownership of securities of the parent company of The Bank of New York, the Funds' Advisor.


**   This position is held with an affiliated person (as defined in the 1940
     Act) of BNY Hamilton or an affiliated person of the principal underwriter of BNY Hamilton.

*** Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or registered as an investment company under the 1940 Act.

Responsibilities of the Board of Directors


          The business and affairs of BNY Hamilton are managed under the direction of the Board of Directors. Accordingly, the Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.


Board of Director Committees

          The Board of Directors has an Audit Committee, the members of which are Messrs. Alchin, Gardner, Mauriello and Quinn and Mmes. Osar and Kelly (chair). The Audit Committee met four times during the fiscal year ended December 31, 2006. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon BNY Hamilton's financial operations.

          The Board of Directors has a Nominating Committee, the members of which are Messrs. Alchin, Gardner, Mauriello and Quinn (chair) and Mmes. Osar and Kelly. The Nominating Committee nominates candidates for election to the Board of Directors of BNY Hamilton, and it also has the authority to recommend the removal of any Director from the Board. The Nominating Committee met four times during the fiscal year ended December 31, 2006. The Nominating Committee will consider shareholder recommendations for Director nominees. Shareholders may send written recommendations to Mr. Quinn at the address listed for him in the "Director and Officer" table above.

          The Compensation Committee oversees the compensation established for Directors and any officers who are compensated by the Funds. The members of the Compensation Committee are Messrs. Alchin (chair), Gardner, Mauriello and Quinn and Mmes. Osar and Kelly. The Compensation Committee met one time during the fiscal year ended December 31, 2006.

Ownership of Shares of BNY Hamilton


The following tables set forth the ranges of current Directors' beneficial share ownership in the Funds and the aggregate dollar range of their beneficial ownership in all BNY Hamilton series (including series not offered through the Funds' Prospectuses as well as any other funds in the Fund Complex) as of December 31, 2006.


                                            Aggregate Dollar Range of
                     Dollar Range of   Equity Securities in All Series of
     Name of        Equity Securities             BNY Hamilton
   Independent     in the Funds as of      Overseen by Director as of
    Director        December 31, 2006           December 31, 2006
-----------------  ------------------  ----------------------------------
Edward L. Gardner
   Money Fund         Over $100,000              Over $100,000
James E. Quinn
   Money Fund         Over $100,000              Over $100,000
Karen R. Osar
   None                    None                   $1 - $10,000
Kim D. Kelly
   None                    None                  Over $100,000
John R. Alchin
   None                    None                       None

                                              Aggregate Dollar Range of
                       Dollar Range of   Equity Securities in All Series of
      Name of         Equity Securities             BNY Hamilton
    Independent      in the Funds as of      Overseen by Director as of
     Director         December 31, 2006           December 31, 2006
-------------------  ------------------  ----------------------------------
Joseph Mauriello
   None                     None                      None
Newton P.S. Merrill
   Money Fund        $50,001 - $100,000          Over $100,000


          As of March 31,, 2007, as a group, the Directors and officers of the Funds owned less than 1% of each class of the outstanding shares of each Fund.


Ownership in BNY Hamilton's Advisor or Distributor or Related Companies


          As of December 31, 2006, none of the Independent Directors or their immediate family members owned (beneficially or of record) securities issued by the Funds' Advisor or Distributor (as defined below) or any entity directly or indirectly controlling, controlled by, or under common control with the Funds' Advisor or Distributor.


Compensation of Directors and Officers


          During the fiscal year ended December 31, 2006, BNY Hamilton's Directors and officers received a total of $809,250, plus out-of-pocket expenses, from the BNY Hamilton Funds, including the Funds, as compensation for their services as Directors and officers of the BNY Hamilton Funds. More information concerning compensation paid to Directors and officers for the fiscal year ended December 31, 2006 is set forth in the table below. The compensation is allocated to all series of BNY Hamilton and is based on the net assets of each series relative to the aggregate net assets of BNY Hamilton. During the Funds' fiscal year ending December 31, 2007, BNY Hamilton expects to pay each Director annual compensation of $40,000 and per-meeting fees of $4,000 (in-person meetings) and $2,000 (telephonic meetings), plus out-of-pocket expenses. In addition, the Chair of the Board of the Directors receives an additional $20,000 in annual compensation, and the Chair of the Audit Committee receives an additional $5,000 in annual compensation. In addition, the Funds' Chief Compliance Officer is expected to receive total compensation of $150,000 from the Funds. The Directors and officers do not receive pension or retirement benefits from the BNY Hamilton Funds.


          Other than as described above or set forth below, no Director or officer of BNY Hamilton received any direct compensation from BNY Hamilton or the Funds during the fiscal year ended December 31, 2006. The compensation paid by each Fund and all series of BNY Hamilton, and any other funds in the Fund Complex, in the aggregate to each Director and officer of BNY Hamilton for the fiscal year ending December 31, 2006 is set forth below.

     Name & Position                                  Compensation Paid by the Fund
------------------------  ----------------------------------------------------------------------------------------
                                                                              BNY         BNY
                                          BNY                     BNY      Hamilton    Hamilton
                                       Hamilton       BNY      Hamilton      U.S.      100% U.S.        Total
                              BNY     Tax-Exempt   Hamilton    New York   Government   Treasury     Compensation
                           Hamilton      Money     Treasury   Tax-Exempt     Money    Securities  from BNY Hamilton
                          Money Fund    Fund**    Money Fund  Money Fund    Fund**      Fund**     and Fund Complex
                          ----------  ----------  ----------  ----------  ----------  ----------  -----------------
Edward L. Gardner,         $  4,685       $0        $ 4,685     $4,685         $0         $0          $ 94,250
Director and Chairman
James E. Quinn,            $  3,450       $0        $ 3,450     $3,450         $0         $0          $ 70,000
Director
Karen R. Osar,             $  3,570       $0        $ 3,570     $3,570         $0         $0          $ 72,000
Director
Kim D. Kelly,              $  4,014       $0        $ 4,014     $4,014         $0         $0          $ 81,000
Director
John Alchin,               $  3,872       $0        $ 3,872     $3,872         $0         $0          $ 93,000***
Director
Joseph Mauriello,          $  1,895       $0        $ 1,895     $1,895         $0         $0          $ 36,000
Director*
Newton P.S. Merrill,       $  3,872       $0        $ 3,872     $3,872         $0         $0          $ 78,000
Director
Ellen Kaltman,             $171,705       $0        $51,177     $5,131         $0         $0          $300,000
Chief Compliance Officer

*    Mr. Mauriello joined the Board in July 2006.

** Reflects an estimate of direct compensation to be paid to each Director and the Fund's Chief Compliance Officer for the fiscal year ending December 31, 2007. Actual direct compensation paid to the Directors and the Chief Compliance Officer will vary depending on the net assets of the Fund throughout the fiscal year relative to the net assets of the other series of BNY Hamilton.

*** Includes $15,000 paid by BNY/Ivy Multi-Strategy Hedge Fund LLC to Mr. Merrill for his services as a Manager of such fund.


          By virtue of the responsibilities assumed by the Advisor, the Administrator, the Sub-Administrator and the Distributor (see "Investment Advisor", "Administrators" and "Distributor"), no Fund has any employees. Except as indicated above with respect to the Chief Compliance Officer, BNY Hamilton's officers are provided for and compensated by The Bank of New York or by BISYS Fund Services Ohio, Inc. ("BISYS"), and are not compensated by BNY Hamilton or any series thereof, including the Funds, for services provided by the officers to BNY Hamilton and its series. BNY Hamilton's officers conduct and supervise the business operations of each Fund with the oversight of the Board of Directors.


          The Bank of New York extends lines of credit to Comcast Corporation, a company of which Mr. Alchin is an officer, and one of its subsidiaries in the ordinary course of business. As of December 31, 2006, The Bank of New York had extended lines of credit to Comcast Corporation, representing 3.0% of all the lines of credit of such company. As of December 31, 2006, there were no loans outstanding from The Bank of New York to Comcast.

          The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of December 31, 2006, The Bank of New York had extended lines of credit to Tiffany & Co., representing 17.0% of all the lines of credit of such company. As of December 31, 2006, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 2.6% of Tiffany & Co.'s total outstanding debt.

                               INVESTMENT ADVISOR

          The investment advisor to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

          The Bank of New York is the principal operating subsidiary of The Bank of New York Company, Inc., with its principal offices located at One Wall Street, New York, New York 10286. The Bank of New York Company, Inc. is a global leader in providing a comprehensive array of financial services, including securities servicing, treasury management, asset management and private banking to individuals and institutions in more than 100 markets worldwide.

          On December 4, 2006, The Bank of New York Company, Inc. announced that it had entered into a definitive agreement to merge with Mellon Financial Corporation. The new company will be called The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.'s and Mellon Financial Corporation's shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of other conditions, The Bank of New York Company, Inc. and Mellon Financial Corporation expect the transaction to be completed in the third quarter of 2007.

          Pursuant to the investment advisory agreement between each Fund and The Bank of New York (each, an "Advisory Agreement"), The Bank of New York has been employed by each Fund, subject to the control of the officers and the Directors and to compliance with the objective, policies and limitations set forth in each Fund's Prospectuses and this Statement of Additional Information, to, among other things, manage the investment and reinvestment of the assets of the Fund, and to determine, in its discretion, the securities to be purchased or sold and the portion of the Fund's assets to be held uninvested. Pursuant to the Advisory Agreements, the investment advisory services The Bank of New York provides to the Funds are not exclusive. The Bank of New York is free to, and does, render similar investment advisory services to others. The Bank of New York serves as investment advisor to individual investors, and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives, and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See "Portfolio Transactions and Brokerage Commissions".

          As compensation for the services rendered by The Bank of New York under each Fund's Advisory Agreement, each Fund has agreed to pay The Bank of New York a fee, which is computed daily and paid monthly, equal to the annual rate of each Fund's average daily net assets set forth in the Fee tables in each Fund's Prospectuses. Each Fund allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.


          In the case of the New York Tax-Exempt Money Fund, Tax-Exempt Money Fund, 100% U.S. Treasury Money Fund, and the U.S. Government Money Fund, as disclosed in each such Fund's Prospectuses, The Bank of New York has voluntarily agreed to waive its fees and/or to reimburse the Fund for certain of its expenses in order to limit the total operating expense of each class of shares of the Fund to the amount specified for each class of shares of the Fund in the fee tables in the Fund's Prospectuses. These limitations will be accomplished by waiving all or a portion of its advisory, administrative, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. The Bank of New York may cease these voluntary waivers and/or expense reimbursements at any time. See "Administrators" and "Fund, Shareholder and Other Services" for a discussion of the administrative, accounting, custodial and certain other services provided by The Bank of New York to the Funds.

          Pursuant to the Advisory Agreements, the Funds have paid the following amounts as advisory fees to The Bank of New York during the last three fiscal years:

                                          2004         2005         2006
                                       ----------   ----------   ----------
BNY Hamilton Money Fund
Gross advisory fees                    $6,617,679   $6,368,790   $6,086,190
Fee Waivers/Reimbursements             N/A          N/A          N/A
Net advisory fees                      $6,617,679   $6,368,790   $6,086,190

BNY Hamilton Treasury Money Fund
Gross advisory fees                    $2,098,181   $2,142,353   $1,758,116
Fee Waivers/Reimbursements             N/A          N/A          N/A
Net advisory fees                      $2,098,181   $2,142,353   $1,758,116

BNY Hamilton New York Tax-Exempt
Money Fund
Gross advisory fees                    $252,896     $263,637     $243,798
Fee Waivers/Reimbursements             N/A          N/A          $11,888
Net advisory fees                      $252,896     $263,637     $231,910

BNY Hamilton U.S. Government
Money Fund
Gross advisory fees                    N/A          N/A          $7,101*
Fee Waivers/Reimbursements             N/A          N/A          $42,995*
Net advisory fees                      N/A          N/A          $0*

BNY Hamilton 100% U.S. Treasury
Money Fund
Gross advisory fees                    N/A          N/A          $6,701*
Fee Waivers/Reimbursements             N/A          N/A          $43,077*
Net advisory fees                      N/A          N/A          $0*

BNY Hamilton Tax-Exempt Money Fund**
Gross advisory fees                    N/A          N/A          N/A
Fee Waivers/Reimbursements             N/A          N/A          N/A
Net advisory fees                      N/A          N/A          N/A

* Reflects advisory fees paid for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

** The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, it has not yet paid The Bank of New York an advisory fee.

          After the expiration of the initial specified term of each Fund's Advisory Agreement, the Advisory Agreement must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and (ii) by a vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Advisor, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers". Each Fund's Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of the Fund's outstanding shares on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

          Gramm-Leach-Bliley Considerations. The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the federal statute commonly referred to as the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of

New York believes that it may perform the services for the Funds contemplated by the Advisory Agreements without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

          If The Bank of New York were prohibited from acting as investment advisor to the Funds, it is expected that the Directors would recommend to each Fund's shareholders that they approve the Fund's entering into a new investment advisory agreement with another qualified advisor selected by the Directors. In the event The Bank of New York ceases to be the Advisor of the Funds, the right of the Funds to use the identifying name "BNY Hamilton" will be withdrawn and each Fund must change its name within a reasonable period of time after The Bank of New York ceases to be the Advisor.

                                 ADMINISTRATORS

          Administrator. The Bank of New York also serves as the Funds' administrator (the "Administrator") pursuant to an administration agreement between BNY Hamilton, with regard to certain of its series, including the Funds, and The Bank of New York (the "Administration Agreement"), and assists generally in supervising the operations of the Funds. The Administrator's offices are located at 101 Barclay Street, New York, NY 10286. Pursuant to the Administration Agreement, subject to the general direction and control of the Directors, the Administrator has agreed to provide administrative services necessary for the operation of the Funds, including, but not limited to, the following: prepare minutes of Board meetings and assist the Secretary in preparation for Board meetings; perform for each Fund compliance tests and issue compliance summary reports; participate in the periodic updating of the Funds' registration statements and Prospectuses; coordinate the preparation, filing, printing and dissemination of periodic reports and other information to the SEC and the Funds' shareholders, including proxy statements, annual and semi-annual reports to shareholders, Form N-SAR, Form N-CSR, Form N-Q, Form N-PX and notices pursuant to Rule 24f-2 under the 1940 Act; prepare work papers supporting the preparation of federal, state and local income tax returns for the Funds for review and approval by the Funds' independent auditors; perform ongoing wash sales review; prepare and file Form 1099s with respect to the Funds' Directors, upon the approval of the Treasurer of BNY Hamilton; prepare and, subject to approval of the Treasurer, disseminate to the Board quarterly unaudited financial statements and schedules of the Funds' investments and make presentations to the Board, as appropriate; subject to approval of the Board, assist the Funds in obtaining fidelity bond and directors and officers/errors and omissions insurance coverage; prepare statistical reports for outside information services (e.g., iMoney Net, ICI, Lipper Analytical and Morningstar); attend shareholder and Board meetings as requested; subject to review and approval by the Treasurer, establish appropriate expense accruals, maintain expense files and coordinate the payment of invoices for the Funds; and provide an employee of the Administrator designated by the Board to serve as Chief Compliance Officer, together with all necessary support staff, expenses and facilities. Under the Administration Agreement, the Administrator shall not provide any services relating to (i) the investment advisory functions of the Funds, (ii) the distribution of shares of the Funds or (iii) any functions normally performed by counsel or auditors of the Funds unless acting in that capacity pursuant to another contractual relationship with the Funds.

          The Bank of New York was appointed as the Administrator to the Funds effective June 30, 2005. Prior to June 30, 2005, the Funds' administrator was BNY Hamilton Distributors, Inc., an indirect wholly owned subsidiary of The BISYS Group, Inc., 105 Eisenhower Parkway, Roseland, New Jersey 07068. Through June 30, 2004, the Funds paid the former administrator an annual fee, accrued daily and payable monthly, of 0.10% of their respective average daily net assets. Effective July 1, 2004, these fees for the Funds were reduced to 0.09% of the first $3 billion of each Fund's respective average daily net assets and 0.075% of each Fund's respective average daily net assets in excess of $3 billion.

          Effective June 30, 2005, the Funds paid the Administrator compensation at the fixed annual rate of 0.07% of each Fund's respective average daily net assets, plus out-of-pocket expenses incurred by the Administrator in performing its duties under the Administration Agreement. For the Money Fund and the Treasury Money Fund, this administration fee was reduced to a fixed annual rate of 0.05%, effective November 15, 2005; the New York Tax-Exempt Money Fund, however, has continued to pay the Administrator compensation at the fixed annual rate of 0.07%. Each of the Funds created after November 15, 2005 (i.e., 100% U.S. Treasury Securities Fund, U.S.

Government Money Fund, and Tax-Exempt Money Fund) have paid the Administrator compensation at the fixed annual rate of 0.05% since their inception. Such compensation is accrued daily and paid monthly. In addition, the Funds pay on a quarterly basis to the Administrator a prorated portion of the annual fee of $150,000 charged to BNY Hamilton as compensation for the provision of the Chief Compliance Officer and related staff, facilities and expenses to BNY Hamilton.

          Pursuant to the Administration Agreement, the Funds have paid the following amounts as administration fees to the Administrator (or former administrator)* during the last three fiscal years:

                                                     2004*        2005*        2006
                                                  ----------   ----------   ----------
BNY Hamilton Money Fund                           $6,001,408   $4,938,923   $4,347,278
BNY Hamilton Treasury Money Fund                  $1,992,467   $1,719,609   $1,255,797
BNY Hamilton New York Tax-Exempt Money Fund        $239,300     $214,008     $170,659
BNY Hamilton U.S. Government Money Fund               N/A         N/A        $4,438**
BNY Hamilton 100% U.S. Treasury Securities Fund       N/A         N/A        $4,188**
BNY Hamilton Tax-Exempt Money Fund***                 N/A         N/A          N/A

* The amounts set forth in this table reflect fees received by BNY Hamilton Distributors, Inc., the former administrator to the Funds, for periods prior to June 30, 2005.

** Reflects administration fees paid for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

*** The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, it has not yet paid the Administrator an administration fee.

          There were no waivers of administration fees paid by the Funds during any of the last three fiscal years shown in the table above.

          The Administration Agreement between BNY Hamilton and the Administrator may be renewed or amended by the Directors without a shareholder vote, but only by a written agreement of BNY Hamilton and the Administrator. The Administration Agreement shall continue until terminated by either the Administrator giving to the Fund, or the Fund giving to the Administrator, a notice in writing specifying the date of such termination, which date shall not be less than 90 days after the date that the notice was given.

          Sub-Administrator. The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, the Administrator entered an agreement appointing BISYS (the "Sub-Administration Agreement") as sub-administrator (the "Sub-Administrator"). BISYS is an indirect wholly owned subsidiary of The BISYS Group, Inc. and is located at 3435 Stelzer Road, Columbus, Ohio 43219. Under the Sub-Administration Agreement, BISYS performs the following administrative functions in its role as Sub-Administrator: provides compliance support and oversight, including compliance testing, reporting to the Chief Compliance Officer on compliance testing, joint regulatory oversight, Board support as requested, oversight of BNY Hamilton's transfer agent and Distributor, oversight of annual anti-money laundering review, and support for legal administration services as requested; reviews daily and monthly Compliance Management Reports; tests conformity of compliance restrictions and limitations within the then-current registration statement, and annually conducts an independent review of the Compliance Matrix against the investment policies and other stated policies in the Funds' registration statement; reviews at least annually the Pre-Trade System and Procedures for Manual Tests of the Investment Advisor(s); conduct semi-annual compliance training for Fund portfolio managers; provides ongoing consulting to assist the Administrator with any compliance questions or issues; supports the

Administrator's preparation of (i) the annual update to the Funds' registration statement, (ii) other amendments to the Funds' registration statement and supplements to Prospectuses and Statement of Additional Information and (iii) the holding of Annual or Special Meetings of shareholders and preparation of proxy materials relating thereto, and files any of the foregoing with the SEC upon the request of BNY Hamilton; prepares such reports, applications and documents as may be necessary or desirable to register the shares with state securities authorities, monitors the sale of shares for compliance with state securities laws, and files with the appropriate state securities authorities the registration statements and reports and all amendments thereto, as may be necessary or convenient to register and keep effective the registration of the Funds and their shares with state securities authorities; coordinates the distribution of prospectuses, supplements, proxy materials and reports to shareholders; coordinates the solicitation and tabulation of proxies (including any annual meeting of shareholders); assists with the design, development, and operation of the Funds, including new classes, investment objectives, policies and structure, and provides consultation related to legal and regulatory aspects of the establishment, maintenance, and liquidation or dissolution of Funds; obtains and maintains fidelity bonds and directors and officers/errors and omissions insurance policies for BNY Hamilton and files fidelity bonds and any notices with the SEC as required under the 1940 Act, to the extent such bonds and policies are approved by the Board; maintains corporate records on behalf of BNY Hamilton; manages the preparation process for Board meetings by (i) coordinating Board book preparation, production and distribution, (ii) preparing Board meeting and committee meeting agendas, resolutions and minutes, (iii) preparing the relevant sections of the Board materials required to be prepared by BISYS, (iv) assisting to gather and coordinate special materials related to annual contract renewals and approval of Rule 12b-1 plans and related matters,
(v) attending Board meetings and recording the minutes, and (vi) performing such other Board meeting functions as agreed in writing; reviews proxy statements prepared by counsel; and provides officers of BNY Hamilton, other than officers required to certify certain SEC filings under the Sarbanes-Oxley Act of 2002.

          For services provided under the Sub-Administration Agreement, the Administrator has agreed to pay the Sub-Administrator annual compensation equal to: (A) an accounting fee of $60,000 per BNY Hamilton series for which it provides sub-administrative services, including the Funds, plus (B) 25% of the difference between (i) the aggregate administration fee payable to the Administrator under the Administration Agreement and (ii) the amount set forth in clause (A) above. Prior to June 30, 2005, Bisys Hamilton Distributors, Inc., an affiliate of BISYS, served as administrator to the Funds, as described above. BISYS was appointed as Sub-Administrator to the Funds, effective June 30, 2005, in connection with the appointment of The Bank of New York as the Administrator to the Funds. Therefore, for periods prior to June 30, 2005, BISYS did not receive sub-administration fees from The Bank of New York, but as described above, BNY Hamilton Distributors, Inc. received administration fees from the Funds for its services as administrator to the Funds.

          The Sub-Administrator is not an affiliated person of the Administrator (as defined in the1940 Act). As described below, the Sub-Administrator also serves as the transfer agent to the Funds. In addition, the Sub-Administrator and the Distributor are both indirect wholly-owned subsidiaries of The BISYS Group, Inc.

          Cash Management and Related Services. The Bank of New York also provides certain cash management and related services to the Funds pursuant to a Cash Management and Related Services Agreement with BNY Hamilton, on behalf of the Funds. For those services, each Fund pays The Bank of New York certain fees and out-of-pocket expenses incurred by The Bank of New York in performing its obligations under the Cash Management and Related Services Agreement.

          Pursuant to the Cash Management and Related Services Agreement, the Funds have paid the following amounts to The Bank of New during the last three fiscal years:

                                                    2004      2005      2006
                                                  -------   -------   --------
BNY Hamilton Money Fund                           $88,783   $88,648   $104,462
BNY Hamilton Treasury Money Fund                  $28,147   $29,315   $30,013
BNY Hamilton New York Tax-Exempt Money Fund       $3,396     $3,464    $2,884
BNY Hamilton U.S. Government Money Fund             N/A       N/A      $105*

BNY Hamilton 100% U.S. Treasury Securities Fund     N/A       N/A       $99*
BNY Hamilton Tax-Exempt Money Fund**                N/A       N/A       N/A

* Reflects fees paid for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006 under the Cash Management and Related Services Agreement.

** The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, it has not yet paid The Bank of New York any fees under the Cash Management and Related Services Agreement.

                                   DISTRIBUTOR

          BNY Hamilton Distributors, Inc., 100 Summer Street, Boston, Massachusetts 02110, an indirect wholly-owned subsidiary of The BISYS Group, Inc., acts as each Fund's exclusive distributor (the "Distributor") and holds itself available to receive purchase orders for Fund shares pursuant to a distribution agreement between BNY Hamilton and the Distributor (the "Distribution Agreement"). After the expiration of the initial two-year period specified in the Distribution Agreement, continuation of the Distribution Agreement must be specifically approved at least annually (i) by a vote of the holders of a majority of each Fund's outstanding shares or by its Directors and
(ii) by a vote of a majority of the Directors of the Funds who are not "interested persons" of the Funds or the Distributor, as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers." The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to the Funds.

          Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor may enter into dealer agreements and other selling agreements with broker dealers and other intermediaries provided that BNY Hamilton shall approve the forms of such agreements and the Distributor shall have no obligation to make any payments to any third parties, whether as finder's fees, compensation or otherwise, unless the Distributor has received a corresponding payment from the applicable BNY Hamilton Fund's 12b-1 Plan (as defined below), the Advisor or another source as may be permitted by applicable law.

          Pursuant to the Distribution Agreement, the Distributor receives payments from the BNY Hamilton Funds for distribution activities permitted and authorized under the 12b-1 Plan, which has been adopted with respect to certain classes of shares of the Funds (as described below). In addition, the Distributor has entered into an agreement with the Advisor pursuant to which the Advisor from its own resources pays certain amounts to the Distributor in consideration of the services performed by the Distributor under the Distribution Agreement and/or such agreement with the Advisor. This includes payments made in consideration of services performed under the Distribution Agreement relating to share classes of the Funds that have not adopted a 12b-1 Plan (i.e., Institutional Shares, Hamilton Shares, Agency Shares, and Premier Shares of the Funds).

          Rule 12b-1 Plan. Pursuant to Rule 12b-1 under the 1940 Act (the "Rule"), the Directors have adopted a distribution plan ("12b-1 Plan") with respect to the Classic Shares of all of the Money Market Funds and the Retail Shares of the Money Fund, Tax-Exempt Money Fund and the Treasury Money Fund. The Rule requires that a registered open-end management company wishing to act as a distributor of securities implement a written plan describing all material aspects of the distribution. The purpose of the 12b-1 Plan is to create incentives for the Distributor and other qualified broker-dealers to provide distribution assistance to their customers who are or may become investors in the Classic Shares or Retail Shares of the applicable Funds, and to defray the costs and expenses associated with the preparation, printing and distribution of prospectuses and sales literature, advertising, marketing and other promotional and distribution activities. Anticipated benefits to the Funds that may result from the adoption of the 12b-1 Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other BNY Hamilton Funds that may not pay a Rule 12b-1 fee.

          The 12b-1 Plan permits the Classic Shares and the Retail Shares of the respective Funds to reimburse the Distributor for distribution expenses incurred by the Distributor in respect of such classes at a rate which shall not exceed 0.25% per annum of average daily net assets of Classic Shares and 0.50% per annum of average daily net assets of Retail Shares. The applicable amounts are calculated and accrued daily and paid monthly or at such other intervals as the Directors and the Distributor may agree. Distribution expenses reimbursable under the 12b-1 Plan include, but are not limited to, fees paid to qualified broker-dealers and financial institutions selected by the Distributor for performance of distribution activities, telemarketing expenses, advertising costs, printing costs, and the costs of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Classic Shares or Retail Shares, as applicable. The Classic Shares or Retail Shares of a Fund, as applicable, also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Classic Shares or Retail Shares of the related Fund as the SEC construes such term under the Rule. If expenses reimbursable under the 12b-1 Plan in any given month exceed 0.25% per annum of average daily net assets of Classic Shares, or 0.50% per annum of average daily net assets of Retail Shares, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Classic Shares or Retail Shares of a Fund, as applicable, will not be charged for interest, carrying or other finance charges on any reimbursable expenses that are accrued but unpaid under the 12b-1 Plan, nor will any expense be carried forward past the fiscal year in which it is accrued.


          Payments for distribution expenses under the 12b-1 Plan are subject to the conditions imposed by the Rule. Payments under the 12b-1 Plan are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan, which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares". The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and the 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Rule 12b-1 Directors"). In addition, as long as the 12b-1 Plan is in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940 Act) must be selected and nominated by the non-interested Directors. The 12b-1 Plan will continue in full force from year to year, provided that it is approved at least annually by a majority of the Directors and a majority of the Rule 12b-1 Directors. The 12b-1 Plan may be terminated at any time by a vote of the majority of the Rule 12b-1 Directors. In addition, the shareholders of the Classic and Retail Shares of a Fund may terminate the Rule 12b-1 Plan with respect to the applicable class by a vote of a majority of the outstanding voting securities of that class.


          The table below sets forth the 12b-1 fees that the Classic and Retail Shares of the Funds paid to the Distributor during the fiscal year ended December 31, 2006. With respect to each Fund, approximately 10% of the amount shown represents compensation to broker-dealers and 90% represents payments to banks, in each case for customer support services that include (i) placing and processing customer transactions through the Distributor on an aggregated or net basis, (ii) arranging for electronic transfers of funds, (iii) fielding customer inquiries, (iv) forwarding shareholder communications from the Fund to customers, and (v) such similar or related services as the Distributor may request.

                                                                12b-1 Fees
                                              Gross Amount   Returned to the
                                               Received by      Funds by       Amount Retained
                 Fund/Class                    Distributor     Distributor     by Distributor+
-------------------------------------------   ------------   ---------------   ---------------
BNY Hamilton Money Fund
   Classic Shares                              $3,155,976        $(1,647)         $3,154,329
   Retail Shares                                  N/A*             N/A*              N/A*
BNY Hamilton Treasury Money Fund
   Classic Shares                               $981,834         $(47,810)         $934,024
   Retail Shares                                  N/A*             N/A*              N/A*
BNY Hamilton New York Tax-Exempt Money Fund
   Classic Shares
                                                $42,973             $0             $42,973
BNY Hamilton U.S. Government Money Fund
   Classic Shares
                                                 N/A**             N/A**            N/A**
BNY Hamilton 100% U.S. Treasury Securities
Fund
   Classic Shares                                N/A**             N/A**            N/A**
BNY Hamilton Tax-Exempt Money Fund
   Classic Shares                                N/A***           N/A***            N/A***
   Retail Shares                                 N/A***           N/A***            N/A***

          + Retained by Distributor and utilized for approved distribution-related expenditures as described above.

          * The Retail Shares of the Money Fund and Treasury Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any 12b-1 fees.

          ** The Classic Shares of the U.S. Government Money Fund and the 100% U.S. Treasury Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any 12b-1 fees.

          *** The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, its Classic Shares and Retail Shares have not yet paid any 12b-1 fees.

                      FUND, SHAREHOLDER AND OTHER SERVICES.

          Transfer Agent and Dividend Disbursing Agent. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent for the Funds. As transfer agent, BISYS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. BISYS is also the dividend disbursing agent for the Funds.

          Shareholder Servicing Organizations. BNY Hamilton has adopted an Amended and Restated Shareholder Servicing Plan in respect of the Funds and share classes set forth in the table below (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan, financial institutions and other organizations ("Service Organizations"), which may include The Bank of New York and its affiliates, may agree to provide (or cause others to provide) any combination of the shareholder support services and other related services and administrative assistance described below to their customers who may beneficially own Retail Shares, Classic Shares, Premier Shares, Agency Shares and/or Hamilton Shares of the Funds. The Funds have not adopted a shareholder servicing plan with respect to their Institutional Shares.

          Shareholder support services include: (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information;
(f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts; and (h) providing other shareholder services as a Fund or a shareholder may reasonably request, to the extent permitted by applicable law.


          Other related services and administrative assistance include: (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with periodic account statements showing their purchases, sales, and positions in the Funds; (c) processing dividend payments for the Funds; (d) providing sub-accounting services to the Funds for shares held for the benefit of shareholders; (e) forwarding communications from the Funds to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and Statements of Additional Information; (f) receiving, tabulating and transmitting proxies executed by Fund shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means; (i) providing support and related services to financial intermediaries in order to facilitate their processing of orders and communications with shareholders; (j) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (k) developing and maintaining check writing functionality.


          Pursuant to the Shareholder Servicing Plan, the Funds may pay a Service Organization the annual shareholder servicing fees in respect of the following classes at the specified rates:

             Fund                                    Class
------------------------------------------------------------------------------
                                Retail   Classic   Premier   Agency   Hamilton
                                Shares    Shares    Shares   Shares    Shares
------------------------------------------------------------------------------
BNY Hamilton New York             N/A     0.25%     0.25%      N/A       N/A
Tax-Exempt Money Fund

BNY Hamilton Money Fund          0.30%    0.30%     0.30%     0.15%     0.05%

BNY Hamilton Treasury Money      0.30%    0.30%     0.30%     0.15%     0.05%
Fund

BNY Hamilton U.S. Government      N/A     0.30%     0.30%     0.15%     0.05%
Money Fund

BNY Hamilton 100% U.S.            N/A     0.30%     0.30%     0.15%     0.05%
Treasury Money Fund

BNY Hamilton Tax-Exempt Money    0.30%    0.30%     0.30%     0.15%     0.05%
Fund


          In each case, such fee is accrued daily and payable monthly, based on the average daily net assets of Fund shares owned by or for shareholders by that Service Organization. These fees, or portions thereof paid to Service Organizations, may constitute "service fees" (as defined by the National Association of Securities Dealers, Inc.

("NASD")) and shall not exceed 0.25% of the average daily net assets attributable to the applicable share class of a Fund (or such other maximum amount then permitted by the NASD as a "service fee").

          As of the date of this Statement of Additional Information, the Funds have entered into shareholder servicing agreements with the following Service
Organizations: The Bank of New York, Heartland Advisors, BISYS Fund Services, L.P. (a wholly owned subsidiary of the BISYS Group, Inc. and an affiliate of the Distributor), Pershing (an affiliate of The Bank of New York), Presbyterian Church (USA) Foundation, and Van Eck Securities Corp., pursuant to which those Service Organizations provide the services described above to their customers who beneficially own Retail Shares, Classic Shares, Premier Shares, Agency Shares and/or Hamilton Shares of the applicable Funds in exchange for the shareholder servicing fees described above. Other than the Service Organizations listed above, the Funds have not paid shareholder servicing fees under the Shareholder Servicing Plan to any organization during the past three years.

          Pursuant to the Shareholder Servicing Plan and shareholder servicing agreements with The Bank of New York and its affiliates, the Retail Shares, Classic Shares, Premier Shares, Agency Shares and Hamilton Shares of the Funds have paid the following amounts as shareholder servicing fees to The Bank of New York and its affiliates during the last three fiscal years:

                                                           2004         2005         2006
                                                        ----------   ----------   ----------
BNY Hamilton Money Fund
   Retail Shares                                        N/A*         N/A*         N/A*
   Classic Shares                                       $2,427,634   $2,663,334   $3,739,807
   Premier Shares                                       $5,067,740   $5,352,103   $7,683,157
   Agency Shares                                        N/A          N/A          $10,227**
   Hamilton Shares                                      $0           $302,161     $2,283,857

BNY Hamilton Treasury Money Fund
   Retail Shares                                        N/A*         N/A*         N/A*
   Classic Shares                                       $726,553     $761,709     $1,098,394
   Premier Shares                                       $3,557,833   $4,052,171   $4,946,899
   Agency Shares                                        N/A          N/A          $1,085**
   Hamilton Shares                                      $0           $25,398      $227,360

BNY Hamilton New York Tax-Exempt Money Fund
   Classic Shares                                       $26,233      $28,901      $42,973
   Premier Shares                                       $381,186     $456,125     $379,762

BNY Hamilton U.S. Government Money Fund
   Classic Shares                                       N/A***       N/A***       N/A***
   Premier Shares                                       N/A          N/A          $1,508****
   Agency Shares                                        N/A***       N/A***       N/A***
   Hamilton Shares                                      N/A***       N/A***       N/A***

BNY Hamilton 100% U.S. Treasury Securities Money Fund
   Classic Shares                                       N/A***       N/A***       N/A***
   Premier Shares                                       N/A          N/A          $7****
   Agency Shares                                        N/A***       N/A***       N/A***
   Hamilton Shares                                      N/A***       N/A***       N/A***

BNY Hamilton Tax-Exempt Money Fund*****

   Retail Shares      N/A   N/A    N/A
   Classic Shares     N/A   N/A    N/A
   Premier Shares     N/A   N/A    N/A
   Agency Shares      N/A   N/A    N/A
   Hamilton Shares    N/A   N/A    N/A

* The Retail Shares of the Money Fund and Treasury Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any shareholder servicing fees.

** The Agency Shares of the Money Fund and Treasury Money Fund commenced operations on July 12, 2006 and November 9, 2006, respectively. Accordingly, the amounts set forth in the table above reflect shareholder servicing fees paid by the Agency Shares of the Money Fund for the period from July 12, 2006 to December 31, 2006 and of the Treasury Money Fund for the period from November 9, 2006 to December 31, 2006.

*** The Classic, Agency and Hamilton Shares of the U.S Government Money Fund and 100% U.S. Treasury Securities Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any shareholder servicing fees.

**** Reflects shareholder servicing fees paid by the Premier Shares of the Fund for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

***** The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, none of its classes have yet paid any shareholder servicing fees.

     Pursuant to the Shareholder Servicing Plan and a shareholder servicing agreement with BISYS Fund Services, L.P. and the Distributor, the Retail Shares, Classic Shares, Premier Shares, Agency Shares and Hamilton Shares of the Funds have paid the following amounts as shareholder servicing fees to BISYS Fund Services, L.P. during the last three fiscal years:+

                           2004      2005      2006
                          -------   -------   -------
BNY Hamilton Money Fund

   Retail Shares          N/A*      N/A*      N/A*
   Classic Shares         $15,104   $11,538   $11,638
   Premier Shares         $0        $0        $0
   Agency Shares          N/A       N/A       $0**
   Hamilton Shares        $0        $0        $0

BNY Hamilton Treasury Money Fund

   Retail Shares          N/A*      N/A*      N/A*
   Classic Shares         $13,862   $7,870    $11,923
   Premier Shares         $0        $0        $0
   Agency Shares          N/A       N/A       $0**
   Hamilton Shares        $0        $0        $0

BNY Hamilton New York Tax-Exempt Money Fund

   Classic Shares         $0        $0        $0
   Premier Shares         $0        $0        $0

BNY Hamilton U.S. Government Money Fund

   Classic Shares         N/A***    N/A***    N/A***
   Premier Shares         N/A       N/A       $0****

   Agency Shares          N/A***    N/A***    N/A***
   Hamilton Shares        N/A***    N/A***    N/A***

BNY Hamilton 100% U.S. Treasury Securities Money Fund

   Classic Shares         N/A***    N/A***    N/A***
   Premier Shares         N/A       N/A       $0****
   Agency Shares          N/A***    N/A***    N/A***
   Hamilton Shares        N/A***    N/A***    N/A***

BNY Hamilton Tax-Exempt Money Fund*****

   Retail Shares          N/A       N/A       N/A
   Classic Shares         N/A       N/A       N/A
   Premier Shares         N/A       N/A       N/A
   Agency Shares          N/A       N/A       N/A
   Hamilton Shares        N/A       N/A       N/A

+ The Distributor does not receive any shareholder servicing fees under the Funds' shareholder servicing agreement with BISYS Fund Services, L.P. and the Distributor.

* The Retail Shares of the Money Fund and Treasury Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any shareholder servicing fees.

** The Agency Shares of the Money Fund and Treasury Money Fund commenced operations on July 12, 2006 and November 9, 2006, respectively. Accordingly, the amounts set forth in the table above reflect shareholder servicing fees paid by the Agency Shares of the Money Fund for the period from July 12, 2006 to December 31, 2006 and of the Treasury Money Fund for the period from November 9, 2006 to December 31, 2006.

*** The Classic, Agency and Hamilton Shares of the U.S Government Money Fund and 100% U.S. Treasury Securities Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any shareholder servicing fees.

**** Reflects shareholder servicing fees paid by the Premier Shares of the Fund for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

***** The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, none of its classes have yet paid any shareholder servicing fees.

     Pursuant to the Shareholder Servicing Plan and the shareholder servicing agreements with each Service Organization listed above (other than The Bank of New York and its affiliates and BISYS Fund Services, L.P.), the Retail Shares, Classic Shares, Premier Shares, Agency Shares and Hamilton Shares of the Funds have paid the following amounts as shareholder servicing fees to the Service Organizations listed above (other than The Bank of New York and its affiliates and BISYS Fund Services, L.P.) during the last three fiscal years:

                            2004     2005      2006
                          -------   -------   -------
BNY Hamilton Money Fund

   Retail Shares          N/A*      N/A*      N/A*
   Classic Shares         $0        $26,508   $35,726
   Premier Shares         $0        $0        $0
   Agency Shares          N/A       N/A       $0**
   Hamilton Shares        $0        $0        $0

BNY Hamilton Treasury Money Fund

   Retail Shares          N/A*      N/A*      N/A*
   Classic Shares         $16,925   $59,303   $67,883
   Premier Shares         $0        $0        $0
   Agency Shares          N/A       N/A       $0**
   Hamilton Shares        $0        $0        $0

BNY Hamilton New York Tax-Exempt Money Fund

   Classic Shares         $0        $0        $0
   Premier Shares         $0        $0        $0

BNY Hamilton U.S. Government Money Fund

   Classic Shares         N/A***    N/A***    N/A***
   Premier Shares         N/A       N/A       $0****
   Agency Shares          N/A***    N/A***    N/A***
   Hamilton Shares        N/A***    N/A***    N/A***

BNY Hamilton 100% U.S. Treasury Securities Money Fund

   Classic Shares         N/A***    N/A***    N/A***
   Premier Shares         N/A       N/A       $0****
   Agency Shares          N/A***    N/A***    N/A***
   Hamilton Shares        N/A***    N/A***    N/A***

BNY Hamilton Tax-Exempt Money Fund*****
---------------------------------------

   Retail Shares          N/A       N/A       N/A
   Classic Shares         N/A       N/A       N/A
   Premier Shares         N/A       N/A       N/A
   Agency Shares          N/A       N/A       N/A
   Hamilton Shares        N/A       N/A       N/A

* The Retail Shares of the Money Fund and Treasury Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any shareholder servicing fees.

** The Agency Shares of the Money Fund and Treasury Money Fund commenced operations on July 12, 2006 and November 9, 2006, respectively. Accordingly, the amounts set forth in the table above reflect shareholder servicing fees paid by the Agency Shares of the Money Fund for the period from July 12, 2006 to December 31, 2006 and of the Treasury Money Fund for the period from November 9, 2006 to December 31, 2006.

*** The Classic, Agency and Hamilton Shares of the U.S Government Money Fund and 100% U.S. Treasury Securities Money Fund have not commenced operations as of the date of this Statement of Additional Information. Accordingly, they have not yet paid any shareholder servicing fees.

**** Reflects shareholder servicing fees paid by the Premier Shares of the Fund for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006.

***** The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, none of its classes have yet paid any shareholder servicing fees.

     In addition, the Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers who are shareholders of the Fund. These administrative services include: maintaining a master account with the Funds' transfer agent on behalf of client customers and maintaining records with respect to shares purchased and redeemed and share balances; disbursing or crediting redemption and/or dividend proceeds to clients; preparing client account statements; transmitting proxy materials, financial reports and other information required to be sent to shareholders under the federal securities laws deemed by the Funds to be necessary and proper for receipt by all Fund beneficial shareholders; and transmitting purchase and redemption orders on behalf of clients. As of the date of this Statement of Additional Information, the Advisor has in place arrangements to make such additional payments to the following companies and/or their affiliates: Brown Brothers Harriman & Co., Charles Schwab & Co., Inc., Chicago Mercantile Exchange Holdings, Inc., JPMorgan Chase & Co., Putnam Investments, The Vanguard Group, SunGard, and Wachovia Corporation. Additional firms may be added to this list from time to time. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents. The percentage generally will not exceed 0.15% per annum; however, with respect to Wachovia Corporation and its subsidiaries serving as record keeper to the Advisor's retirement plans, such percentage will not exceed 0.55% per annum. These payments may be material to dealers or other shareholders servicing agents relative to other compensation paid by the Funds and/or the Advisor or the Distributor and their affiliates and may be in addition to any distribution fees and sales charges received with respect to the Funds.

     Custodian and Fund Accounting Agent. The Bank of New York, One Wall Street, New York, New York 10286, serves as the Custodian and fund accounting agent for each Fund pursuant to a custody agreement and fund accounting agreement, each between BNY Hamilton, on behalf of the Funds, and The Bank of New York (the "Custody Agreement" and "Fund Accounting Agreement," respectively), and is responsible for, among other things, holding portfolio securities and cash of the Funds, computing the net asset value of the shares of each Fund, and maintaining the books of account and records of portfolio transactions.

     For custodian services, each Fund pays to The Bank of New York certain fees and out-of-pocket expenses incurred by The Bank of New York in performing its obligations under the Custody Agreement. The Bank of New York does not receive any additional fees or other compensation from the Funds for services provided as fund accounting agent to the Funds.

     Pursuant to the Custody Agreement, the Funds have paid the following amounts to The Bank of New York during the last three fiscal years:

                                                   2004      2005      2006
                                                 --------  --------  --------
BNY Hamilton Money Fund                          $376,997  $368,767  $542,197
BNY Hamilton Treasury Money Fund                 $135,918  $136,419  $163,651
BNY Hamilton New York Tax-Exempt Money Fund      $ 32,318  $ 24,251  $ 30,436
BNY Hamilton U.S. Government Money Fund             N/A       N/A    $  2,094*
BNY Hamilton 100% U.S. Treasury Securities Fund     N/A       N/A    $    287*
BNY Hamilton Tax-Exempt Money Fund**                N/A       N/A       N/A

* Reflects fees paid for the period from November 1, 2006 (the date of the Fund's commencement of operations) to December 31, 2006 under the Custody Agreement.

** The Tax-Exempt Money Fund has not commenced operations as of the date of this Statement of Additional Information. Accordingly, it has not yet paid The Bank of New York any fees under the Custody Agreement.

     Securities Lending Agent. The Bank of New York, One Wall Street, New York, New York 10286, acts as securities lending agent for Treasury Money Fund, 100% U.S. Treasury Money Fund, and U.S. Government Money Fund pursuant to a securities lending agreement and guaranty between BNY Hamilton, on behalf of those Funds, and The Bank of New York (the "Securities Lending Agreement"). For the securities lending services it performs,

The Bank of New York is entitled to a fee from the Funds for each month during the term of the Securities Lending Agreement equal to 0.07% of the weighted average daily market value of the Funds' securities loaned during the preceding calendar month. The Securities Lending Agreement may be terminated at any time by The Bank of New York or the Funds upon at least 45 days' prior written notice.

     Independent Public Accounting Firm. Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 is the registered independent public accounting firm of the Funds for the fiscal year ended December 31, 2006. The independent auditors of the Funds must be approved annually by the Audit Committee and the Board. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders.

                                 CODE OF ETHICS

     BNY Hamilton, the Advisor and the Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent its personnel from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to pre-clear certain transactions and to report certain transactions on a regular basis.

                              PROXY VOTING POLICIES

     The Funds have delegated the responsibility to vote proxies related to Fund portfolio securities to the Advisor. The Board of Directors has reviewed and approved the proxy voting policies and procedures that the Advisor follows when voting proxies on behalf of the Funds. The Advisor's proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix B.

     Information on how the Funds have voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-426-9363 and (2) on the SEC's website at http://www.sec.gov no later than August 31 of each year.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


     Each Fund views information about portfolio holdings as sensitive and, pursuant to a policy governing the disclosure of the Funds' portfolio holdings, limits the dissemination of material non-public holdings information to circumstances in accordance with the guidelines outlined below. The Board of Directors has approved this policy and will be asked to approve any material amendments to this policy.


     1. Each Fund will provide a full list of its holdings as of the end of the Fund's fiscal quarter on BNY Hamilton's website (http://www.bnyhamilton.com) 60 days after its fiscal quarter-end;

     2. Each Fund will provide its top ten holdings as of the end of the calendar quarter on BNY Hamilton's website 15 days or more after the calendar quarter-end;

     3. Each Fund will provide summary composition data derived from Fund holdings information as of the end of the calendar quarter on BNY Hamilton's website 15 days or more after the calendar quarter-end;


     4. Each Fund will provide material non-public holdings information to third parties that (i) calculate information derived from holdings for use either by the Advisor or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), and (ii) enter into agreements that specify that (a) holdings information will be kept confidential, (b) no employee shall use the information for his or her personal benefit, (c) the firms certify their information security policies and procedures, and (d) the nature and type of information that may be disclosed to third parties shall be limited;

     5. Except as discussed below, each Fund may provide to ratings and rankings organizations the same information at the same time it is filed with the SEC or one day after the information is provided on BNY Hamilton's website (as described in the Funds' Prospectuses); and


     6. Thirty days after the end of each month, the Funds will make publicly available upon request an uncertified, complete schedule of their portfolios. Please contact 1-800-426-9363 to obtain a copy. In order to receive the Funds' schedule, any requesting party shall be required to make such request each time that the requester would like to receive a schedule (i.e., there can be no standing arrangement under which a recipient receives the Funds' schedule whether or not a formal request was made).

     The information referenced in (1), (2) and (3) above, will be available on the website until disclosed in the Fund's Form N-CSR or Form N-Q that is filed with the SEC for the relevant period.

     The entities that may receive the information described in (4) above are:
(i) Morningstar, Inc. (full holdings quarterly, 25 days after quarter-end); (ii) Lipper (full holdings quarterly, 25 days after quarter-end; (iii) Thomson Financial (full holdings quarterly, 25 days after quarter-end); (iv) S&P (full holdings of Money Fund, Treasury Money Fund, 100% U.S. Treasury Money Fund, and U.S. Government Money Fund, weekly, six days after the end of the week; full holdings of all Funds, quarterly, 25 days after quarter-end); and (v) Moody's (full holdings of Money Fund, Treasury Money Fund, 100% U.S. Treasury Money Fund, and U.S. Government Money Fund monthly, six days after the end of the week). In addition, Morningstar, Lipper, Thomson Financial, S&P, the Investment Company Institute and Value Line each receive each Fund's top ten holdings and industry breakdowns on a quarterly basis, one month after quarter end.


     Employees of The Bank of New York, in its capacity as the Funds' Advisor, and its affiliates, who are access persons under the BNY Hamilton Funds' Code of Ethics, have access to Fund holdings on a regular basis (generally daily, and not subject to any time lag). In addition, The Bank of New York, in its capacity as the Funds' Custodian, Administrator, and securities lending agent; BISYS, in its capacity as the Funds' Sub-Administrator, and BNY Hamilton Distributors, Inc., in its capacity as the Fund's Distributor, have access to Fund portfolio holdings on a regular basis (generally daily, and not subject to any time lag). In providing trade execution analysis to the Funds, Abel Noser receives full portfolio holdings information on a quarterly basis one business day after each quarter end. Tait, Weller & Baker LLP ("Tait Weller"), the Fund's independent registered public accounting firm, also receives portfolio holdings information on a periodic basis throughout the Funds' fiscal year as necessary in connection with its provision of services to the Funds. Such information may be provided to Tait Weller as little as one business day after the date of the portfolio holdings information provided. Institutional Shareholder Services, Inc. receives information concerning the Funds' portfolio holdings if and as necessary, and typically not subject to any time lag, in connection with its provision of proxy voting services to the Funds (see "Proxy Voting Policies" above).


     In addition, material non-public holdings information may be provided as part of the normal investment activities of the Funds to: broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; counsel to the Funds or the non-interested Directors; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

     The service providers to which each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed.

     The Funds may also disclose to an issuer the number of shares of the issuer (or the percentage of outstanding shares) held by the Fund. The Funds and The Bank of New York will not provide portfolio holdings information to any individual, investor or other person or entity (other than those outlined above) unless specifically authorized by the BNY Hamilton Funds' Chief Compliance Officer ("CCO"). The CCO will assess each request for access on a case-by-case basis in order to determine whether the granting of such request would (i) serve a legitimate business purpose and (ii) be in the best interests of Fund shareholders.

     The CCO will make an annual report to the Fund's Board on the operation and effectiveness of the procedures and will report all approvals of disclosure requests to the Board at its next meeting after such approval.

     To the extent that a disclosure request is granted, the recipient of such information shall be required to enter into agreements that specify that (i) holdings information will be kept confidential, (ii) no employee shall use the information for their personal benefit, (iii) the firms certify their information security policies and procedures, and (iv) the nature and type of information that may be disclosed to third parties shall be limited.


     In the event portfolio holdings disclosure made pursuant to the Funds' policies and procedures presents a conflict of interest between the Funds' shareholders and The Bank of New York, the Funds' Distributor or any other affiliated person of the Funds, the disclosure will not be made unless a majority of the independent Directors approves such disclosure.


     Neither The Bank of New York nor the Funds will receive any compensation or other consideration in connection with the disclosure of Fund portfolio holdings. The Bank of New York and the Funds will not enter into any arrangements with third parties from which they would derive any benefit, monetary or other, for the disclosure of the Funds' material non-public holdings information. If, in the future, The Bank of New York or the Funds desire to make such an arrangement, they would seek prior Board approval and any such arrangements would be disclosed in the Funds' Statement of Additional Information.

     It is understood that the portfolio composition of certain separate accounts managed by The Bank of New York or its affiliates may be similar to the portfolio held by one or more Funds. To the extent that such similarities do exist, the account holders and/or their representatives may obtain some knowledge as to the portfolio holdings of the Funds.

     There is no assurance that the BNY Hamilton Funds' policies on Fund portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                               PURCHASE OF SHARES

     General. Investors may open Fund accounts and purchase shares as described in each Prospectus under "Opening an Account/Purchasing Shares" (or the equivalent heading).

     Purchases In Kind. Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus applicable sales charges, if any) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities of the Funds. See "Net Asset Value".

                              REDEMPTION OF SHARES

     General. Investors may redeem shares as described in each Prospectus under "Making Exchanges/Redeeming Shares" (or the equivalent heading). Shareholders redeeming shares of a Fund should be aware that the Funds attempt to maintain a stable net asset value of $1.00 per share for each class; however, there can be no assurance that a Fund will be able to continue to do so and, in that case, the net asset value of a Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount that differs from the number of shares redeemed. See the applicable Prospectuses and "Net Asset Value" below.

     Redemptions by Telephone. Shareholders redeeming their shares by telephone should be aware that neither the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address and/or bank). To the extent a Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

                               EXCHANGE OF SHARES

     Shareholders purchasing shares from a Fund may exchange those shares at the current net asset value per share for other series of BNY Hamilton that have a similar class of shares, in accordance with the terms of the current prospectus of the series for the class being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Making Exchanges/Redeeming Shares" (or the equivalent heading) in the Funds' Prospectuses. Shares of the series to be acquired are purchased for settlement when the proceeds from redemption become available.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Tax Considerations" (or the equivalent heading) in such Fund's Prospectus.

     Net investment income of each class of shares of each Fund consists of accrued interest or discount and amortized premium applicable to the specific class, less the accrued fees and expenses of the relevant Fund applicable to the specific class during that dividend period allocated to each class of shares. See "Net Asset Value" below. Determination of the net investment income for each class of shares for each Fund will be made immediately prior to the time for determination of the Fund's net asset value, as specified under "Distributions and Tax Considerations" (or the equivalent heading) in the relevant Prospectus.

     Dividends on each class of shares of a Fund are determined in the same manner and are paid in the same amount regardless of class, except that Hamilton Shares, Agency Shares, Premier Shares, Classic Shares and Retail Shares bear the fees paid to Shareholder Organizations on their behalf for those general services described under "Fund, Shareholder and Other Services--Shareholder Servicing Organizations" in this Statement of Additional Information and under "Shareholder Servicing Plans" in the applicable Prospectuses of the Funds, and Classic Shares and Retail Shares bear Rule 12b-1 fees. In addition, each class of shares of each Fund bears certain other miscellaneous expenses specific to that class (i.e., certain cash management, registration and transfer agency expenses).

                                 NET ASSET VALUE

     Each of the Funds will compute its net asset value per share for each of its classes as described under "Daily NAV Calculation" (or the equivalent heading) in the relevant Prospectuses, except that net asset value of any class may not be computed by a Fund on a day in which no orders to purchase or redeem shares of such class have been received by the Fund. The net asset value per share of a Fund's shares of a particular class is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce that class's net asset value per share. Under certain circumstances, the net asset value per share of classes of shares of the Funds with higher service and/or distribution fees may be lower than the net asset value per share of the classes of shares of those Funds with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees.

     The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The purpose of this method of calculation is to attempt to maintain a constant net asset value of $1.00 per share for each class of shares of a Fund. However, no assurances can be given that this goal will be attained. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. During periods of declining interest rates, a Fund's yield based on amortized cost may be higher than the corresponding yields based on market valuations. Under these circumstances, a shareholder of any class of shares of a Fund would be able to obtain a somewhat higher yield than would result if the Fund used market valuations to determine its net asset value. The converse may apply in a period of rising interest rates.

     BNY Hamilton's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include calculation by the Funds' Custodian, on a weekly basis or at such other intervals as the Board of Directors may deem appropriate and reasonable in light of current market conditions, of the extent, if any, to which the net asset value per share of a Fund calculated by using available market quotations deviates from $1.00 per share (the "Mark to Market"). In performing the Mark to Market, securities for which market quotations are not readily available and other assets will be valued in accordance with the procedures. The Board of Directors will review at least quarterly the amount of any such deviation and will review, at least annually, the methods used by the Custodian to calculate such deviation, or at such more frequent intervals as the Board considers appropriate and reasonable in light of current market conditions.

     The procedures require that, in the event such deviation equals or exceeds 0.25%, the Advisor shall immediately inform the Board of Directors of the situation and indicate what action, if any, is being taken to limit the deviation and the rationale for such action. In the event of any such deviation with respect to a Fund, the Board of Directors may determine to call a meeting to discuss such deviation and any necessary corrective action. Pursuant to Rule 2a-7, in the event such deviation exceeds 0.5%, the Board of Directors shall promptly consider what action, if any, should be initiated by the Board. In any event where the Board of Directors believes the extent of any deviation from a Fund's $1.00 amortized cost per share may result in material dilution or other unfair results to shareholders, they will take such corrective action, if any, as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. This corrective action may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, redeeming shares in kind, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contributions in these circumstances by his or her investment in the Funds.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Investment Decisions and Portfolio Transactions. On behalf of the Funds, the Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

     Investment decisions for the Funds and for the other investment advisory clients of the Advisor are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Advisor. Therefore, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.

     On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients, including other BNY Hamilton Funds, to the extent permitted by applicable laws and regulations, the Advisor may, but is not obligated to, aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other customers in order to obtain best execution, including lower transaction costs. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be fair and consistent with the Advisor's fiduciary and other obligations to the Funds.

     Brokerage and Research Services. Fixed income securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealers. In underwritten offerings, securities are purchased by a Fund at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased by a Fund directly from an issuer, in which case no commissions or discounts are paid. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     In effecting portfolio transactions for the Funds, the Advisor seeks the best execution available. In seeking best execution, the Advisor considers all factors it deems relevant, including, without limitation: the price per unit of the security; the size of the transaction; the nature of the market for the security; the amount of the commission; the execution capability, reliability, responsiveness, reputation and financial condition of the broker-dealer involved in the transaction; and volume discounts offered by the broker-dealer. In addition, the Advisor may consider the type and quality of research services provided by the broker-dealer, as discussed below. Although the Funds may use broker-dealers that sell Fund shares to effect transactions for the Funds' portfolios, the Funds and the Advisor will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

     Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Funds for such purchases. During the three most recently completed fiscal years, the Funds paid no brokerage commissions. As noted above, however, purchases from underwriters will generally include a commission or discount paid to the underwriter, and purchases from dealers serving as market makers will generally include a profit to the dealers.

     Under the Advisory and Sub-advisory Agreements and in reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined for purposes of Section 28(e)) to the Advisor or the Funds and/or other accounts for which the Advisor exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Advisor determines in good faith that the greater the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to accounts over which it exercises investment discretion. The Advisor periodically reports to the Directors regarding commissions paid by the Funds. The advisory fees paid by the Funds are not reduced because the Advisor receives such services even though the receipt of such services relieves the Advisor from expenses it might otherwise bear. Brokerage and research services provided by broker-dealers chosen by the Advisor to place the Funds' portfolio transactions may be useful to the Advisor in providing services to the Advisor's other clients, although not all of these services may be necessarily useful or of value to the Advisor in managing the Funds. Conversely, brokerage and research services provided to the Advisor by broker-dealers in connection with trades executed on behalf of other clients of the Advisor may be useful to the Advisor in managing the Funds, although not all of these services may be necessarily useful and of value to the Advisor in managing such other clients.

          Brokerage and research services provided by broker-dealers in reliance on the Section 28(e) safe harbor may take various forms, including, among other things, economic statistics and forecasting services, industry and company analyses, portfolio strategy services, and consulting services from economists and political analysts. The Advisor does, from time to time, in reliance on the
Section 28(e) safe harbor, obtain research prepared by the executing broker-dealer (i.e., "proprietary research"), and may execute transactions with broker-dealers for the Funds in order to obtain research products and services from such broker-dealers that are prepared by third parties (i.e., "third-party research"). In the case of third-party research, pursuant to recent SEC staff guidance, the Advisor may agree with broker-dealers effecting trades for the Advisor's accounts, including the Funds' accounts, that a portion of the commissions paid by the accounts will be accrued for subsequent allocation to certain research providers. The Advisor can thereafter request that the broker-dealers make payments from the accrued funds in exchange for certain third-party research.

          Affiliated Brokerage and Other Transactions. Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor may place orders for the purchase and sale of exchange-traded portfolio securities with a broker-dealer that is an affiliate of the Advisor. Pursuant to the rules of the SEC, a broker-dealer that is an affiliate of the Advisor may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed "usual and customary brokerage commissions." The rules define "usual and customary brokerage commissions" to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." As required by applicable SEC rules, the Directors, including a majority of the Directors who are not "interested persons" of the Funds, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliated brokers are consistent with the foregoing standards.

          During the three most recently completed fiscal years, the Funds paid no brokerage commissions to affiliated brokers.

          In addition, the Funds will not purchase securities during the existence of any underwriting or selling syndicate for such securities of which the Advisor or any of its affiliates is a member, except pursuant to procedures adopted by the Directors, including a majority of the Directors who are not "interested persons" of the Funds, that comply with rules adopted by the SEC and/or with applicable interpretations of the SEC staff.

          Regular Broker-Dealers. The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940
Act) or of their parents during the fiscal year ended December 31, 2006, the name of each such broker or dealer and the value of each Fund's aggregate holdings of the securities of each issuer as of December 31, 2006:


                                                      Aggregate Value of Holdings as of
Name of Fund              Name of Broker or Dealer    December 31, 2006
---------------------------------------------------------------------------------------
BNY Hamilton Money Fund   Bank Of America                          $200,000
                          Deutsche Bank AG                         $100,000
                          Merrill Lynch & Co., Inc.                $100,000
                          UBS AG                                   $115,000
                          Wachovia Corp.                           $ 49,999

BNY Hamilton Treasury     Barclays Capital, Inc.                   $357,500
Money Fund                Deutsche Bank AG                         $443,895
                          Goldman Sachs Group, Inc.                $740,000
                          Merrill Lynch & Co., Inc.                $710,000
                          Morgan Stanley                           $656,500

BNY Hamilton New York     None
Tax-Exempt Money Fund

BNY Hamilton U.S.         Deutsche Bank AG                         $15,000
Government Money Fund     Morgan Stanley                           $ 15,00

BNY Hamilton 100% U.S.    None
Treasury Securities
Fund

BNY Hamilton Tax-Exempt   None
Money Fund**


                              DESCRIPTION OF SHARES


          BNY Hamilton is a registered, open-end investment company organized as a corporation under the laws of the State of Maryland on May 1, 1992. The fiscal year end of the Funds is December 31. BNY Hamilton operates as an investment company that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of common stock. There are twenty-three series of BNY Hamilton. The Charter currently permits BNY Hamilton to issue 92,800,000,000 shares of common stock, par value $0.001 per share, of which shares of the Money Market Funds have been classified as follows:


                                                  Number of Shares of
Name of Series and Classes Thereof                 Common Allocated
-----------------------------------------------   -------------------
BNY Hamilton Money Fund
   Institutional Shares                               3,000,000,000
   Hamilton Shares                                   10,000,000,000
   Agency Shares                                      3,000,000,000
   Premier Shares                                     7,000,000,000
   Classes Shares                                     3,000,000,000
   Retail Shares                                      3,000,000,000
BNY Hamilton Treasury Money Fund
   Institutional Shares                               3,000,000,000
   Hamilton Shares                                    2,000,000,000
   Agency Shares                                      3,000,000,000
   Premier Shares                                     3,000,000,000
   Classes Shares                                     2,000,000,000
   Retail Shares                                      3,000,000,000

BNY Hamilton New York Tax-Exempt Money Fund
   Hamilton Shares                                    2,000,000,000
   Premier Shares                                     2,000,000,000
   Classic Shares                                     2,000,000,000

BNY Hamilton U.S. Government Money Fund
   Institutional Shares                                   2,000,000
   Hamilton Shares                                        2,000,000
   Agency Shares                                          2,000,000
   Premier Shares                                         2,000,000
   Classic Shares                                         2,000,000

BNY Hamilton 100% U.S. Treasury Securities Fund
   Institutional Shares                                   2,000,000
   Hamilton Shares                                        2,000,000
   Agency Shares                                          2,000,000
   Premier Shares                                         2,000,000
   Classic Shares                                         2,000,000

BNY Hamilton Tax-Exempt Money Fund
   Institutional Shares                               2,000,000,000
   Hamilton Shares                                    2,000,000,000
   Agency Shares                                      2,000,000,000
   Premier Shares                                     2,000,000,000
   Classic Shares                                     2,000,000,000
   Retail Shares                                      2,000,000,000


          Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and non-assessable. For information relating to redemption and exchange rights of the Funds, including redemption of Fund shares at the option of the Funds, see "Making Exchanges/Redeeming Shares" (or the equivalent heading) in the Funds' Prospectuses, and "Redemption of Shares" and "Exchange of Shares" in this Statement of Additional Information. Each share of a Fund and class thereof shall have equal rights with respect other shares of that Fund or class with respect to the assets of BNY Hamilton pertaining to that Fund or class. The dividends payable to the holders of any Fund of class thereof (subject to any applicable rule, regulation, or order of the SEC or any other applicable law or regulation) shall be determined by the Board. See "Dividends and Distributions" in this Statement of Additional Information and "Distributions and Tax Considerations" (or the equivalent heading) in the Funds' Prospectuses for more information on the Funds' distribution policies. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.


          All classes of a Fund shall represent the same interest in BNY Hamilton and have identical voting, dividend, liquidation and other rights with any other shares of that Fund; provided, however, that any class of shares may be subject to sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees in such amounts as may be established by the Board from time to time in accordance with the 1940 Act, including Rule 18f-3 thereunder, and that any expenses related solely to a particular class of the Fund shall be borne solely by that class. In addition, in certain cases as described below, a class of a Fund may be entitled to vote separately as a class on certain matters affecting only that class.

          The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. On any matter submitted to shareholders, all shares of BNY Hamilton then issued and outstanding and entitled to vote thereon shall be voted in the aggregate and not by Fund or class with certain exceptions. Shareholders of a particular Fund or class of a Fund shall be entitled to vote separately as a Fund or class as to any matter with respect to which a separate vote of any Fund or class of a Fund, as applicable, is required by the 1940 Act or by the Maryland General Corporation Law (e.g., separate voting by a Fund would be required for the approval of an advisory agreement with respect to that Fund and separate voting by a class of a Fund would be required for the approval of a 12b-1 plan with respect to that class). If permitted by the 1940 Act and Maryland General Corporation Law, the classes of more than one Fund shall vote together as a single class on any such matter that shall have the same effect on each such class. In addition, when the matter does not affect any interest of a particular Fund or class of a Fund, then only shareholders of such other Funds or classes whose interests may be affected shall be entitled to vote thereon.


          Subject to the 1940 Act and Maryland law, Directors are elected to serve indefinite terms. The Directors may set or change the number of directors pursuant to the Bylaws and may fill vacancies on the Board of Directors; provided, however, that immediately after such appointment at least two-thirds of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

          BNY Hamilton, if requested to do so by shareholders entitled to cast not less than 25% of all the votes entitled to be cast as such meeting, will call a special meeting of shareholders for the purpose of voting upon the question of the removal of a Director or Directors and will assist in communications with other shareholders.

          The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that eliminates the personal liability of the Directors to BNY Hamilton or its shareholders for money damage to the maximum extent permitted by law. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Funds to the fullest extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Under Maryland law, shareholders of BNY Hamilton are generally not liable for the corporation's debts or obligations.


          The Board of Directors may, without shareholder approval, establish one or more additional separate series of shares of BNY Hamilton or classify shares of a Fund into one or more additional classes.


          As of March 31, 2007, no one shareholder beneficially owned 25% or more of the outstanding shares of a Fund.

          The following table sets forth the name, address and percentage of ownership of each person who is known by BNY Hamilton to own, of record or beneficially, 5% or more of any class of a Fund's outstanding shares as of March 31, 2007:

Fund/Class                          % Ownership   Shareholder Name and Address
---------------------------------   -----------   -----------------------------
MONEY FUND HAMILTON SHARES          74.71%        HARE & CO
                                                  PARKWAY
                                                  111 SANDERS CREED PARKWAY
                                                  E SYRACUSE, NY  13057

MONEY FUND HAMILTON                 9.90%         THE CHASE MANHATTAN BANK AS
SHARES                                            PRIMARY TRUST
                                                  600 TRAVIS, 51st floor
                                                  HOUSTON, TX 77002

MONEY FUND RETAIL                   100%          BISYS FUND SERVICES INC
SHARES                                            FBO SWEEP CLIENTS
                                                  3435 STELZER ROAD
                                                  COLUMBUS, OH  43219

MONEY FUND AGENCY                   93.38%        HARE & CO
SHARES                                            111 SANDERS CREEK PARKWAY
                                                  E SYRACUSE, NY 13057

MONEY FUND AGENCY                   6.62%         CHARLES GOLDSTUCK
SHARES                                            164 ROUND HILL ROAD
                                                  GREENWICH, CT  06831

MONEY FUND INSTITUTIONAL            99.87%        HARE & CO
SHARES                                            111 SANDERS CREEK PARKWAY
                                                  E SYRACUSE, NY
                                                  13057

MONEY FUND PREMIER                  81.11%        HARE & CO
SHARES                                            111 SANDERS CREEK PARKWAY
                                                  E SYRACUSE, NY
                                                  13057

MONEY FUND CLASSIC                  9.16%         HARE & CO
SHARES                                            111 SANDERS CREEK PARKWAY
                                                  E SYRACUSE, NY 13057

MONEY FUND CLASSIC                  9.01%         BANK OF NEW YORK
SHARES                                            660 MADISON AVENUE, 23rd floor
                                                  NEW YORK, NY  10021

MONEY FUND CLASSIC                  8.13%         PERSHING LLC
SHARES                                            PRODUCT SUPPORT
                                                  JERSEY CITY, NJ 07399

TREASURY MONEY FUND HAMILTON        14.28%        KPMG LLP
SHARES                                            Attn: BRUCE BACKMAN
                                                  3 CHESNUTRIDGE ROAD
                                                  MONTVALE, NJ 07645

TREASURY MONEY FUND HAMILTON        10.43%        BANK OF NEW YORK
SHARES                                            VARIOUS RETIREMENT PLANS
                                                  101 BARCLAY STREET, 11E

TREASURY MONEY FUND PREMIER         89.48%        HARE & CO
SHARES                                            111 SANDERS CREEK PARKWAY
                                                  E SYRACUSE, NY 13057

TREASURY MONEY FUND CLASSIC         20.22%  THE BANK OF NEW YORK
SHARES                                      SOL GOLDMAN INVESTMENTS
                                            640 FIFTH AVE, 3/rd/ floor
                                            NEW YORK, NY 10019
TREASURY MONEY FUND CLASSIC         9.80%   THE BANK OF NEW YORK
SHARES                                      VERICAL BUILDING SERVICE
                                            BROADWWALL MGT
                                            370 7/th/ AVE, Suite 618
                                            NEW YORK, NY 10019
TREASURY MONEY FUND CLASSIC         8.50%   THE BANK OF NEW YORK
SHARES                                      VERICAL BUILDING SERVICE
                                            BROADWWALL MGT
                                            370 7/th/ AVE, Suite 618
                                            NEW YORK, NY 10019
TREASURY MONEY FUND CLASSIC         6.90%   NEW COVENANT FUNDS
SHARES                                      C/O BISYS
                                            3435 STELZER ROAD
                                            COLUMBUS, OH 43219
TREASURY MONEY FUND CLASSIC         5.53%   THE BANK OF NEW YORK
SHARES                                      GOLDMAN PARTNERS
                                            640 FIFTH AVENUE, 3/rd/ floor
                                            NEW YORK, NY 10019
TREASURY MONEY FUND RETAIL          100%    BISYS FUND SERVICES INC
SHARES                                      FBO SWEEP CLIENTS
                                            3435 STELZER ROAD
                                            COLUMBUS, OH 43219
TREASURY MONEY FUND AGENCY          99.99%  HARE & CO
SHARES                                      111 SANDERS CREEK PARKWAY
                                            E SYRACUSE, NY 13057
TREASURY MONEY FUND INSTITUTIONAL   99.46%  HARE & CO
SHARES                                      111 SANDERS CREEK PARKWAY
                                            E SYRACUSE, NY 13057
NEW YORK TAX-EXEMPT MONEY FUND      47.40%  THE BANK OF NEW YORK
CLASSIC                                     C/O THE DURST ORGANIZTION
                                            1155 AVENUE OF THE AMERICAS
                                            NEW YORK, NY 10036
NEW YORK TAX-EXEMPT MONEY FUND      32.43%  THE BANK OF NEW YORK ADVISERS LLC
CLASSIC                                     375 PARK AVENUE, 17/th/ floor
                                            NEW YORK, NY 10152
NEW YORK TAX-EXEMPT MONEY FUND      41.87%  HARE & CO
PREMIER                                     111 SANDERS CREEK PARKWAY
                                            E SYRACUSE, NY 13057
NEW YORK TAX-EXEMPT MONEY FUND      22.61%  PERSHING LLC
PREMIER                                     PRODUCT SUPPORT
                                            JERSEY CITY, NJ 07399
NEW YORK TAX-EXEMPT MONEY FUND      5.16%   THE BANK OF NEW YORK
PREMIER                                     PLANNED DEVELOPMENT MANAGEMENT
                                            C/O THE BRODSKY ORGANIZATION
                                            00 WEST 59th SS, 3/rd/ floor
                                            NEW YORK, NY 10036

NEW YORK TAX-EXEMPT MONEY FUND      18.55%  JOSHUA L MUSS
HAMILTON                                    118-35 QUEENS BLVD
                                            FOREST HILLS, NY 11375
NEW YORK TAX-EXEMPT MONEY FUND      15.26%  BANK OF NEW YORK COLLATERAL HOLD
HAMILTON                                    1999 MARCUS AVENUE, SUITE 310
                                            LAKE SUCCESS, NY 11042
NEW YORK TAX-EXEMPT MONEY FUND      14.62%  HARE & CO
HAMILTON                                    111 SANDERS CREEK PARKWAY
                                            E SYRACUSE, NY 13057
NEW YORK TAX-EXEMPT MONEY FUND      10.41%  KAMRAN HAKIM
HAMILTON                                    NEW YORK, NY 10019
NEW YORK TAX-EXEMPT MONEY FUND      10.17%  THE BANK OF NEW YORK ADVISORS LLC
HAMILTON                                    375 PARK AVENUE, 17/th/ floor
                                            NEW YORK, NY 10152
NEW YORK TAX-EXEMPT MONEY FUND      5.66%   THE BANK OF NEW YORK COLLATERAL HOLD
HAMILTON                                    1999 MARCUS AVENUE, SUITE 310
                                            LAKE SUCCESS, NY 11042
NEW YORK TAX-EXEMPT MONEY FUND      5.05%   THE BANK OF NEW YORK PLANNED
HAMILTON                                    DEVELOPMENT MANAGEMENT
                                            C/O THE BRODSKY ORGANIZATION
                                            400 W. 59/th/ ST, 3/rd/ floor
                                            NEW YORK, NY 10036
US GOVERNMENT MONEY FUND INSTL      99.99%  THE BANK OF NEW YORK CO INC
SHARES                                      ATTN: THOMAS MASTRO, 10/th/ floor
                                            ONE WALL STREET
                                            NEW YORK, NY 10286
US GOVERNMENT MONEY FUND HAM        100%    BISYS FUND SERVICES INC
SHARES                                      FBO SWEEP CLIENTS
                                            3435 STELZER ROAD
                                            COLUMBUS, OH 43219
US GOVERNMENT MONEY FUND AGENCY     100%    BISYS FUND SERVICES INC
SHARES                                      FBO SWEEP CLIENTS
                                            3435 STELZER ROAD
                                            COLUMBUS, OH 43219
US GOVERNMENT MONEY FUND PREMIER    99.99%  HARE & CO
SHARES                                      111 SANDERS CREEK PARKWAY
                                            E SYRACUSE, NY 13057
100% US TREASURY SEC FUND INSTL     99.99%  THE BANK OF NEW YORK CO INC
SHARES                                      ONE WALL STREET
                                            NEW YORK, NY 10286

100% US TREASURY SEC FUND HAMILTON  99.99%  JERRY J LIMONCELLI
SHARE                                       JTWROS
                                            108 WILSON ST
                                            GARDEN CITY, NY 11530
100% US TREASURY SEC FUND AGENCY    100%    BISYS FUND SERVICES INC
SHARES                                      3435 STELZER ROAD
                                            COLUMBUS, OH 43219
100% US TREASURY SEC FUND PREMIER   99.99%  HARE & CO
SHARES                                      111 SANDERS CREEK PARKWAY
                                            E SYRACUSE, NY 13057
100% US TREASURY SEC FUND CLASSIC   99.99%  HARE & CO
SHARES                                      111 SANDERS CREEK PARKWAY
                                            E SYRACUSE, NY 13057
US GOVERNMENT MONEY FUND CLASSIC    100%    BISYS FUND SERVICES INC
SHARES                                      3435 STELZER ROAD
                                            COLUMBUS, OH 43219


                                 Shareholder
Fund/Class                       Name and Address   % Ownership
------------------------------   ----------------   -----------
[To be provided by amendment.]

                                      TAXES

          The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in a Fund.

          Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. To qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:

          1. derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, or income from "qualified publicly traded partnership" (as defined below);

          2. distribute with respect to each taxable year at least 90% of (a) the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and (b) net tax-exempt interest income, for such year; and

          3. diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund's investments in loan participations, the issuer may be the financial intermediary or the borrower.

          In general, for purposes of the 90% gross income requirement described in paragraph 1. above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph 1. above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph 3. above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

Distributions

          As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends ("Capital Gain Dividends"), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. If a Fund were to fail to distribute substantially all of its investment company taxable income or net capital gains on a timely basis in accordance with a calendar year distribution requirement, discussed below, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amount. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year or later if a Fund is permitted to elect and so elects, and
(3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid by a Fund on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

          Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund (other than exempt-interest dividends, as discussed below), regardless of whether received in cash or reinvested in additional shares. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

          For federal income tax purposes, distributions of investment income generally are taxable as ordinary income, except, for example, with respect to "qualified dividend income (described below)". Taxes on distributions of capital gains are determined by how long a Fund owned (and is treated for federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (that is, Capital Gain Dividends, as defined above) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

          For taxable years beginning on or before December 31, 2010, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the ease of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends paid by the Funds to individuals are not expected to contain any significant amount of qualified dividend income.

          Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from a Fund's investment income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reducing the shareholder's basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities generally is not so exempt.

          Long-term capital gain rates applicable to most individual shareholders have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets-for taxable years beginning on or before December 31, 2010.

          A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement).

Exempt-Interest Dividends

          Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designated as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax ("AMT") purposes and for state and local purposes. If the Fund intends to qualify to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

          Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

          In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

          A Fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

          Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 generally must be included in an individual's tax base for purposes of calculating the shareholder's liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation's earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year. In certain instances associated with investments comprising not more than 20% of the Tax-Exempt Money Fund and the New York Tax Exempt Money Fund, distributions may result in liability for federal AMT, both for individual and corporate shareholders.

          Shareholders who receive Social Security or railroad retirement benefits are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in these Funds on the federal taxation of such benefits. Tax-exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

          Certain Funds, such as the Tax-Exempt Money Fund and the New York Tax Exempt Money Fund, primarily invest in certain types of tax-exempt interest obligations and therefore will primarily distribute exempt-interest dividends. Distributions properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes. The state or municipality where the shareholder lives may not impose state or local taxes on tax-exempt interest earned on certain bonds.

          In particular, the New York Tax-Exempt Money Fund's distributions are generally derived from New York tax-exempt investments and will generally be exempt from New York State and New York City personal income taxes as well as the New York City Unincorporated Business Tax (but not the New York State corporate franchise or New York City general corporation tax), provided that the interest on such obligations is and continues to be exempt from applicable federal income taxes, New York state personal income taxes and New York City personal income and unincorporated business taxes. Distributions properly designated as derived from interest on U.S. obligations exempt from state taxation are exempt from New York State and New York city taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends paid by the Fund will generally be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on (i) New York tax-exempt investments or (ii) U.S. obligations exempt from state taxation are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes or for New York State or New York City personal income tax purposes.

          The Tax-Exempt Money Fund and the New York Tax-Exempt Money Fund may invest a portion of their assets in securities that generate income subject to federal, state and/or local taxes, and any capital gains distributed by such Funds will generally be taxable. The foregoing is a general summary of the New York tax consequences of investing in the Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

Sales, Exchange or Redemption of Shares

          The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. However, each Fund seeks to maintain a stable net asset value of $1.00 per share. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares; provided further that any such loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Original Issue Discount

          Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be (and all zero-coupon debt obligations acquired by a Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID.

          Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

          Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

          A Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations.

Passive Foreign Investment Companies

          Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") potentially could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

          A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

          A Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If an election is made under Section 988(a)(1)(B) of the Code, gains or loss on the foreign currency contract will be treated under the rules for options or futures contracts.

Foreign Taxation

          Income received by a Fund, such as the Money Fund, from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund.

Non U.S. Shareholders

          In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

          However, effective for taxable years of a Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) properly designated distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Funds may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

          Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or dividend and certain other conditions are met, or (iii) the shares are "U.S. real property interests" ("USRPIs") or the dividend is a Capital Gain Dividend that is attributable to the gain from a sale or exchange of USRPIs.

          If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will not be subject to withholding (provided certain certification requirements are satisfied), but will be subject to U.S. federal net income taxation at regular income tax rates.

          If a beneficial holder is eligible for the benefits of a tax treaty, any effectively connected income or gain generally will be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

          Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

          Each Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as tax-exempt dividends. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will revert to 31% for amounts paid after December 31, 2010. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

          For a foreign investor to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations

          Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

          Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

          Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.


     RISK FACTORS RELATING TO INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

          The following information is a summary of special factors that may affect any Fund invested in New York Municipal Obligations and is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors. The following information constitutes only a brief summary of the information in such public official documents; it has not been independently verified and does not purport to be a complete description of all considerations regarding investment in New York Municipal Obligations.

          The events of September 11, 2001 had a significant impact upon the New York State economy and more directly on that of New York City. Prior to September 11, the nation's and the State's economies had been weakening, and the loss of over seventy thousand jobs in New York City as a direct result of September 11 produced material budgetary pressures, including increased budget gaps for New York City and reductions to the State surpluses.

          New York State has historically been one of the wealthiest states in the nation, maintaining the second largest state economy in the United States. The State's economy is diverse with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute important parts of the economy. For decades, however, the State's economy grew more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State's economy has equaled or exceeded national trends, the events of September 11 and the corporate governance scandals resulted in a much sharper downturn than the rest of the nation.

          Consistent with the recent national economic slowdown, the New York State economy is slowing as well. State private sector employment growth is projected to fall from 1.0 percent in 2006 to 0.8 percent for 2007. The State's business cycles coincide with those of the nation. Outside New York City the economy has slowed significantly. New York State personal income growth is projected to slow from 6.8 percent in 2006 to 5.6 percent in 2007, with growth in its largest component, wages and salaries, slowing from 7.5 percent in 2006 to 5.7 percent in 2007. Among the major factors slowing the economy, in additional those affecting the U.S. economy, are (i) the New York economy may be particularly sensitive to the effects of the Federal Reserve's past interest rate increases; (ii) production cuts within the domestic auto industry represent a particular risk to upstate New York's already weakened manufacturing sector; and (iii) the continued slowdown in the State's real estate market, following several years of strong growth, could negatively effect both household wealth and the State's construction industry. New York State's unemployment rate as of February 2007 was 4.4%, down from 4.7 percent for the same period last year.

          The State has for many years imposed a very high state and local tax burden on residents relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any decline in stock market performance could adversely affect the State's income and employment levels. Higher energy prices, a weakening housing market, rising interest rates and lower corporate earnings have the potential to reduce State revenues. Furthermore, social, economic and political factors that may affect the State can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

          The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, the ability of the State, New York City, the State's political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

          On March 31, 2007, a balanced Budget for 2007-08 was approved by the State legislature. It represents a spending increase of 4.7 percent over the 2006-07 budget. The $51.6 billion budget supported by State tax dollars (the General Fund) proposes growth in spending of 4.0 percent, as compared to 10 percent last year. The enacted budget maintains nearly $13 billion in total reserves, equal to 5.6 percent of General Fund.

          On January 31, 2007, the governor presented his 2007-08 Budget to the State legislature. The proposed 2007-08 Budget would increase General Fund spending by 4.2 percent. However, it is predicated on nonrecurring resources--using one-time resources to pay for ongoing costs, bringing the two-year total of non-recurring resources to $4.2 billion. The Office of the State Comptroller believes this practice will cause enormous pressure on the State's Financial Plan and add to the State's recurring structural deficit.

          The New York State Proposed Budget for Fiscal Year 2007-07 provides for a balanced budget of $120.6 billion and projects an operating surplus of $1.5 billion at the close of the 2006-07 fiscal year. The New York State Comptroller has stated that, although the Proposed Budget for 2007-08 is ostensibly balanced, it contains an estimated $1.2 billion in risks, including the possibility of additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the State legislature. Moreover, the Proposed Budget for 2007-08 generates out-year gaps, and after closing a structural gap in 2006-07 of $1.6 billion with the use of surplus dollars from 2005-06 and various spending and revenue actions, the State is predicted to face persistent structural imbalance through 2010-11 totaling $14.3 billion.

          State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance; however, that the legislature will enact the governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

          The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

          As of November 16, 2006, New York State's General Obligation bonds are rated AA- by Fitch Ratings, Aa3 with a "stable" outlook by Moody's Investor Service and AA with a "stable" outlook by Standard and Poor's Ratings Services. All three agencies base their ratings on the State's strong and diverse economic base, with its high debt levels, persistent out-year gaps and a politically charged budget process. A downward revision or withdrawal of such ratings, or any of them, may have an effect on the market price of New York Municipal Obligations.

          The State is party to numerous legal proceedings, involving State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could adversely affect the ability of the State to maintain a 2007-08 balanced Budget.

          Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of New York City to market its securities successfully in the public credit markets.

                              FINANCIAL STATEMENTS

          The Money Market Funds' audited financial statements for the fiscal year ended December 31, 2006, included in the Money Market Funds' Annual Reports and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Money Market Funds' Annual Reports for the fiscal year ended December 31, 2006 were filed electronically with the SEC on Form N-CSR on March 8, 2007 (Accession No. 0001193125-07-049482).

                                   APPENDIX A
                        DESCRIPTION OF SECURITIES RATINGS

          A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Advisor or Sub-Advisor to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

     The following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Moody's Long-Term Ratings: Bonds and Preferred Stock

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   APPENDIX B

                   THE BANK OF NEW YORK - BNY ASSET MANAGEMENT
                         BEACON FIDUCIARY ADVISERS, INC.
                          ESTABROOK CAPITAL MANAGEMENT
                           GANNETT WELSH & KOTLER LLC

                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction and General Principles

A. BNY Asset Management, a division of The Bank of New York ("Advisor") and certain of its affiliates have been delegated the authority and responsibility to vote the proxies of certain of its respective trust and investment advisory clients, including both ERISA and non-ERISA clients.

B. Advisor understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. Advisor believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with Advisor's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations. Proxies will be voted in the best interest of the Advisor's clients. Only those factors which affect the economic value of a particular asset will be considered and votes will be based solely on the ultimate economic interest of the client.

D. In instances where Advisor does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, Advisor will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from Advisor's policies and procedures.

F. There may be circumstances under which Advisor may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). Advisor understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. Advisor's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II.  Responsibility and Oversight

A. Advisor has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

     (1) developing, authorizing, implementing and updating Advisor's policies and procedures (including the proxy voting guidelines referenced in Section III below);

     (2)  overseeing the proxy voting process; and

     (3) engaging and overseeing any third-party vendors as voting delegate ("Delegate") to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate in order to fulfill its responsibilities. The Proxy Voting Guidelines referenced in Section III below shall be reviewed and, if necessary, revised on at least an annual basis.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, the chief trust officer, a senior portfolio manager and members of the Portfolio Administration Department.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, such members shall recuse themselves from consideration of such matter.

III. Proxy Voting Guidelines

A. Advisor has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines which have been prepared by the Advisor. A summary of the current applicable proxy voting guidelines is attached to these Voting Policies and Procedures as Exhibit A.

B. In the event the foregoing proxy voting guidelines state that a particular issue shall be voted on a "case-by-case" basis or do not otherwise address how a proxy should be voted, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other investment professional ("Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.  Proxy Voting Procedures

A. If a client makes a specific request, Advisor will vote client proxies in accordance with such client's request even if it is in a manner inconsistent with Advisor's policies and procedures (including the proxy voting guidelines). Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, Advisor may engage Delegate as its voting delegate to:

          (1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

          (2) vote and submit proxies in a timely manner;

          (3) handle other administrative functions of proxy voting;

          (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

          (5) maintain records of votes cast; and

          (6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, Advisor will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Delegate.

D. Notwithstanding the foregoing, Advisor retains final authority and fiduciary responsibility for proxy voting.

V.   Conflicts of Interest

A. Advisor will obtain a copy of any Delegate policies or procedures regarding potential conflicts of interest that could arise in Delegate proxy voting services to Advisor as a result of business conducted by Delegate. Advisor will examine such policies to determine whether potential conflicts of interest of Delegate are minimized by these Policies, Procedures and Practices.

B. As Delegate will vote proxies in accordance with the proxy voting guidelines described in Section III, Advisor believes that this process is reasonably designed to address material conflicts of interest that may arise between Advisor and a client as to how proxies are voted.

C. In the event that an Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III, such Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between Advisor and the client with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between Advisor and the client with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between Advisor and the client, the Proxy Committee will make a determination whether to vote such proxy as recommended by the Investment Professional. In the event of a determination to vote the proxy as recommended by the Investment Professional, an authorized member of the Proxy Committee shall instruct Delegate to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the Investment Professional presents a material conflict of interest between Advisor and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Delegate shall vote such proxy in accordance with the proxy voting guidelines described in Section III; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) instruct Delegate or engage another independent third party to determine how to vote the proxy.

D. In the event that the proxy voting guidelines described in Section III state that an issue shall be voted on a "case-by-case" basis or do not otherwise address how a proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between Advisor and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between Advisor and the client, an authorized member of the Proxy Committee shall instruct Delegate to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between Advisor and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) disclose such conflict to the client or clients and obtain written direction from the client as to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) instruct Delegate or engage another independent third party to determine how proxies should be voted.

E. Material conflicts cannot be resolved by simply abstaining from voting.

VI. Recordkeeping

Advisor will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;

     (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Delegate);

     (3) a record of each vote cast (which Delegate may maintain on Advisor's behalf);

     (4) a copy of each questionnaire completed by any Investment Professional under Section V above;

     (5) any other document created by Advisor that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision (including, without limitation, the matters outlined in Section V.D above); and

     (6) each written client request for proxy voting records and Advisor's written response to any client request (written or oral) for such records.


Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. Disclosure

Except as otherwise required by law, Advisor has a general policy of not disclosing to any issuer or third party how Advisor or its voting delegate voted a client's proxy.

September 30, 2004

     Institutional Shareholder Services                        ISS
     1455 Research Blvd. / First Floor        Institutional Shareholder Services
     Rockville, MD 20850
     Tel: (301) 545-4697 Fax (301) 545-4509
     www.isstf.com


                           BONY: PROXY VOTING POLICIES

I.   M0100s Management Proposals - Routine/Business

                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------   --------
M0101   Ratify Auditors                                                 FOR
M0102   Change Date/Location of Annual Meeting                          FOR
M0105   Accept Financial Statements and Statutory Reports               FOR
M0106   Amend Articles/Charter--General Matters                         FOR
M0107   Approve Dividends                                               FOR
M0109   Approve Remuneration of Auditors                                FOR
M0111   Change Company Name                                             FOR
M0113   Approve Investment Advisory Agreement                           FOR
M0114   Amend Investment Advisory Agreement                             FOR
M0116   Authorize Filing of Required Documents/Other Formalities        FOR
M0117   Designate Inspector or Shareholder Representative(s) of
        Minutes of Meeting                                              FOR
M0119   Reimburse Proxy Contest Expenses                                C by C
M0120   Approve Proposed Changes to Bank Charter                        C by C
M0121   Approve Continuation of Company Under Canadian Business
        Act Corporation                                                 FOR
M0122   Adopt New Articles of Association/Charter                       C by C

                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------   --------
M0123   Approve Special Auditors' Report Regarding Related-Party
        Transactions                                                    FOR
        Related-Party Transactions Auditor Reports (France)             C by C
M0124   Approve Stock Dividend Program                                  C by C
M0125   Other Business                                                  FOR
M0126   Amend Charter or Bylaws--Non-Routine                            C by C
M0128   Designate Newspaper to Publish Meeting Announcements            FOR
M0129   Approve Minutes of Meeting                                      FOR
M0131   Approve Change of Fundamental Investment Policy                 FOR
M0135   Amend Corporate Purpose                                         FOR
M0136   Approve Auditors and Authorize Board to Fix Remuneration
        of Auditors                                                     FOR
M0137   Miscellaneous Proposal--Company-Specific                        C by C
M0138   Authorize Board to Ratify and Execute Approved Resolutions      FOR
M0140   Approve Multiple Classes of Stock/Same Voting Rights            C by C
M0150   Receive Financial Statements and Statutory Reports              FOR
M0151   Approve Financial Statements, Allocation of Income, and
        Discharge Directors                                             FOR
M0152   Approve Allocation of Income and Dividends                      C by C
M0153   Approve Allocation of Dividends on Shares Held by Company       FOR
M0154   Approve Continuation of Company Under Provincial Business
        Corporation Act                                                 C by C
M0155   Appoint Auditors and Deputy Auditors                            FOR
M0156   Ratify Alternate Auditor                                        FOR

                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------   --------
M0157   Appoint Censor(s)                                               FOR
M0158   Approve Remuneration of Directors and Auditors                  FOR
M0159   Change Location of Registered Office/Headquarters               FOR
M0160   Approve Listing of Shares on a Secondary Exchange               FOR
M0161   Appoint Agencies to Rate the Company's Publicly Offered
        Securities                                                      FOR
M0162   Designate Risk Assessment Companies                             FOR
M0163   Approve Investment and Financing Policy                         FOR
M0164   Open Meeting                                                    None
M0165   Close Meeting                                                   None
M0166   Allow Questions                                                 None
M0167   Announce Vacancies on Supervisory Board                         None
M0168   Elect Chairman of Meeting                                       FOR
M0169   Prepare and Approve List of Shareholders                        FOR
M0170   Acknowledge Proper Convening of Meeting                         FOR
M0171   Elect Members of Election Committee                             FOR
M0172   Consider Measures to Address the Decline in the Company's
        Net Asset Value Relative to Its Capital                         FOR
M0173   Approve Standard Accounting Transfers                           FOR
M0174   Receive Shareholders' Committee Report                          FOR
M0175   Transact Other Business                                         None
M0176   Change Fiscal Year End                                          C by C

II.  M0200s Management Proposals - Director Related
                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------   --------
M0201   Elect Directors                                                 FOR
M0202   Fix Number of Directors                                         FOR
M0203   Approve Increase in Size of Board                               FOR
M0204   Approve Decrease in Size of Board                               FOR
M0205   Allow Board to Set its Own Size                                 AGAINST
M0206   Classify the Board of Directors                                 AGAINST
M0207   Eliminate Cumulative Voting                                     FOR
M0208   Fix Number of and Elect Directors                               C by C
M0209   Approve Director/Officer Liability Provisions                   C by C
M0210   Approve Director/Officer Indemnification Provisions             C by C
M0211   Approve Director/Officer Indemnification Agreements             C by C
M0212   Approve Director/Officer Liability and Indemnification          C by C
M0215   Declassify the Board of Directors                               FOR
M0216   Remove Age Restriction for Directors                            FOR
M0217   Establish/Alter Mandatory Retirement Policy for Directors       C by C
M0218   Elect Director to Represent Class X Shareholders                C by C
M0219   Approve Remuneration of Directors                               C by C
M0222   Allow Board to Delegate Powers to Committees                    C by C
M0223   Adopt/Amend Nomination Procedures for the Board                 AGAINST
M0225   Elect Directors (Opposition Slate)                              C by C
M0226   Classify Board and Elect Directors                              AGAINST
M0227   Amend Articles--Board-Related                                   C by C

                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------   --------
M0228   Elect Alternate/Deputy Directors                                C by C
M0229   Authorize Board to Fill Vacancies                               AGAINST
M0231   Adopt or Amend Director Qualifications                          FOR
M0232   Change Range for the Size of the Board                          FOR
M0233   Elect Company Clerk/Secretary                                   FOR
M0250   Elect Supervisory Board Member                                  FOR
M0251   Elect Employee Representative to the Board                      FOR
M0252   Create Position of Honorary Director                            FOR
M0253   Amend Articles to Change Size of Supervisory Board              FOR
M0254   Allow Board to Appoint Additional Directors Between Annual
        Meetings                                                        C by C
M0255   Amend Quorum Requirements                                       FOR
M0256   Appoint Members of Shareholders' Committee                      FOR
M0257   Elect Board Representative for Holders of Savings Shares
        and Fix His/Her Remuneration                                    FOR
M0258   Determine Number of Members and Deputy Members of Board         FOR
M0259   Elect Members and Deputy Members of Corporate Assembly          FOR
M0260   Approve Discharge of Management Board                           FOR
M0260   Removal of Authority to Approve Discharge (Denmark)             AGAINST
M0261   Approve Discharge of Supervisory Board                          FOR
M0262   Approve Discharge of Management and Supervisory Board           FOR
M0263   Approve Discharge of Auditors                                   FOR
M0264   Approve Discharge of Board and President                        FOR

                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------   --------
M0267   Company Specific--Board-Related                                 C by C

III. M0300s Management Proposals - Capitalization

                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------    -------
M0301   Authorize a New Class of Common Stock                            C by C
M0302   Authorize New Class of Preferred Stock                           C by C
M0304   Increase Authorized Common Stock                                 FOR
M0305   Increase Authorized Preferred Stock                              C by C
M0306   Increase Authorized Preferred and Common Stock                   C by C
M0307   Approve Stock Split                                              FOR
M0308   Approve Reverse Stock Split                                      C by C
M0309   Approve Increase in Common Stock and a Stock Split               FOR
M0312   Issue Common Stock Upon Conversion of Preferred Stock            FOR
M0313   Approve Issuance of Warrants/Convertible Debentures              C by C
M0314   Eliminate Preemptive Rights                                      C by C
M0315   Eliminate/Adjust Par Value of Common Stock                       FOR
M0316   Amend Votes Per Share of Existing Stock                          AGAINST
M0318   Authorize Share Repurchase Program                               FOR
M0318   Share Repurchase (SPAIN/PORTUGAL)                                C by C
M0318   Repurchase of Shares in Lieu of Dividends (Denmark)              C by C
M0319   Authorize Board to Set Terms of Preferred                        AGAINST
M0320   Eliminate Class of Preferred Stock                               FOR
M0321   Eliminate Class of Common Stock                                  FOR
M0322   Cancel Company Treasury Shares                                   FOR
M0323   Approve Issuance of Shares for a Private Placement               C by C

                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------    -------
M0326   Authorize Capitalization of Reserves for Bonus
        Issue or Increase in Par Value                                   FOR
M0327   Approve Reduction in Stated Capital                              FOR
M0328   Approve Increase in Authorized Capital                           C by C
M0329   Authorize Issuance of Equity or Equity-Linked
        Securities with Preemptive Rights                                C by C
M0330   Company Specific--Equity-Related                                 C by C
M0330   Authorize use of Financial Derivatives Method
        when repurchasing shares (GERMANY & ITALY)                       C by C
M0331   Approve Issuance of Equity or Equity-Linked Securities
        without Preemptive Rights                                        C by C
M0332   Increase Authorized Common Stock and Authorize New Class of
        Preferred Stock                                                  C by C
M0334   Increase Authorized Common Stock and Authorize New Class of
        Common Stock                                                     C by C
M0335   Adopt/Amend Dividend Reinvestment Plan                           FOR
M0336   Increase Capital Stock for Use in Shareholder Rights Plan        AGAINST
M0338   Reduce Authorized Preferred Stock                                FOR
M0339   Reduce Authorized Common and Preferred Stock                     FOR
M0340   Extend Redemption Date of Common/Preferred Stock                 C by C
M0341   Approve Dual Class Stock Recapitalization                        AGAINST
M0342   Approve/Amend Stock Ownership Limitations                        C by C
M0343   Approve/Amend Securities Transfer Restrictions                   AGAINST
M0344   Consent to Amended Bond Indenture                                FOR
M0350   Authorize Stock With Other Than One Vote Per Share               AGAINST

                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------    -------
M0351   Approve Unlimited Capital Authorization                          AGAINST
M0352   Convert Multiple Voting Shares to Common Shares                  FOR
M0353   Ratify Past Issuance of Shares                                   C by C
M0354   Approve Creation of Conditional Capital                          C by C
M0355   Approve Conversion of Participation Certificates                 FOR
M0356   Authorize Issuance of Investment Certificates                    C by C
M0357   Authorize Issuance of Warrants with Preemptive Rights            C by C
M0358   Authorize Issuance of Warrants without Preemptive Rights         C by C
M0359   Authorize Issuance of Shares with Warrants Attached with
        Preemptive Rights                                                C by C
M0360   Authorize Issuance of Shares with Warrants Attached without
        Preemptive Rights                                                C by C
M0361   Authorize Issuance of Bonds with Warrants Attached with
        Preemptive Rights                                                C by C
M0362   Authorize Issuance of Bonds with Warrants Attached without
        Preemptive Rights                                                C by C
M0363   Authorize Issuance of Convertible Bonds with
        Preemptive Rights                                                C by C
M0364   Authorize Issuance of Convertible Bonds without
        Preemptive Rights                                                C by C
M0365   Authorize Issuance of Equity Upon Conversion
        of a Subsidiary's Equity-Linked Securities                       C by C
M0366   Authorize Capital Increase for Future Share Exchange Offers      C by C
M0367   Set Global Limit for Capital Increase to Result
        From All Issuance Requests                                       C by C
M0368   Approve Issuance of Shares Pursuant to the Share
        Option Scheme                                                    C by C

                                                                          Client
Agenda Code and Description                                               Policy
-----------------------------------------------------------------------   ------
M0369   Approve Issuance of Eurobonds                                     C by C
M0370   Authorize Issuance of Bonds/Debentures                            C by C
M0371   Approve Renewal of Unmarketable Parcels Provision                 FOR
M0372   Approve Bond Repurchase                                           FOR
M0373   Authorize Reissuance of Repurchased Shares                        FOR
M0374   Approve Reduction in Share Capital                                FOR
M0375   Approve Reduction/Cancellation of Share Premium Account           FOR
M0376   Convert Form of Securities                                        C by C
M0377   Amend Articles/Charter to Reflect Changes in Capital              FOR
M0378   Amend Articles/Charter--Equity-Related                            C by C

IV.  M0400s Management Proposals - Reorg. and Mergers
                                                                          Client
Agenda Code and Description                                               Policy
-----------------------------------------------------------------------   ------
M0401   Change State of Incorporation [__]                                C by C
M0404   Approve Reorganization Plan                                       C by C
M0405   Approve Merger Agreement                                          C by C
M0407   Approve Restructuring Plan                                        C by C
M0410   Issue Shares in Connection with an Acquisition                    FOR
M0411   Approve Disposition of Assets and Liquidate Company               C by C
M0412   Approve Recapitalization Plan                                     C by C
M0413   Amend Articles--Organization-Related                              C by C
M0414   Company Specific--Organization-Related                            C by C
M0415   Approve Sale of Company Assets                                    C by C
M0418   Approve Formation of Holding Company                              FOR
M0419   Acquire Certain Assets of Another Company                         FOR
M0420   Approve Conversion to Self-Managed REIT                           C by C
M0430   Approve/Amend Subadvisory Agreement                               FOR
M0431   Adopt Dollar-based Voting Rights                                  FOR
M0432   Approve Conversion to Series of Delaware Business Trust           FOR
M0433   Approve Conversion from Closed-End to Open-End Fund               FOR
M0434   Approve Merger of Funds                                           FOR
M0435   Approve Distribution Agreement                                    FOR
M0450   Approve Acquisition                                               C by C
M0451   Approve Merger by Absorption                                      C by C

                                                                          Client
Agenda Code and Description                                               Policy
-----------------------------------------------------------------------   ------
M0452   Approve Joint Venture Agreement                                   C by C
M0453   Approve Plan of Liquidation                                       C by C
M0454   Approve Spin-Off Agreement                                        C by C
M0455   Approve Public Offering of Shares in Subsidiary                   C by C
M0456   Approve Exchange of Debt for Equity                               C by C
M0457   Waive Requirement for Mandatory Offer to All Shareholders         C by C
M0458   Approve Accounting Treatment of Merger, Absorption,
        or Similar Transaction                                            C by C
M0459   Approve Affiliation Agreements with Subsidiaries                  C by C
M0460   Approve Transaction with a Related Party                          C by C
M0460   Related Party Transaction (Russia):                               C by C
M0461   Amend Articles to: (Japan)                                        C by C
M0462   Approve Pledging of Assets for Debt                               C by C
M0463   Approve Investment in Another Company                             C by C
M0464   Approve Loan Agreement                                            C by C
M0470   Company Specific - Mutual Fund                                    C by C

V.   M0500s Management Proposals - Non-Salary Comp.

                                                                          Client
Agenda Code and Description                                               Policy
-----------------------------------------------------------------------   ------
M0501   Approve Stock Option Plan                                         C by C
M0503   Amend Stock Option Plan                                           C by C
M0504   Approve Incentive Stock Option Plan                               C by C
M0506   Amend Incentive Stock Option Plan                                 C by C
M0507   Approve Restricted Stock Plan                                     C by C
M0509   Amend Restricted Stock Plan                                       C by C
M0510   Approve Employee Stock Purchase Plan                              C by C
M0512   Amend Employee Stock Purchase Plan                                C by C
M0514   Approve Nonqualified Employee Stock Purchase Plan                 C by C
M0516   Amend Nonqualified Employee Stock Purchase Plan                   C by C
M0522   Approve Omnibus Stock Plan                                        C by C
M0524   Amend Omnibus Stock Plan                                          C by C
M0525   Approve Non-Employee Director Stock Option Plan                   C by C
M0526   Amend Non-Employee Director Stock Option Plan                     C by C
M0527   Approve Non-Employee Director Restricted Stock Plan               C by C
M0528   Approve Stock Appreciation Rights Plan                            C by C
M0530   Amend Stock Appreciation Rights Plan                              C by C
M0534   Approve/Amend 401(k)/Savings Plan                                 C by C
M0535   Approve/Amend Executive Incentive Bonus Plan                      C by C
M0537   Approve/Amend Supplemental Retirement Plan                        C by C
M0538   Approve/Amend Deferred Compensation Plan                          C by C
For MO501 - MO535,  use our simplistic method:

                                                                          Client
Agenda Code and Description                                               Policy
-----------------------------------------------------------------------   ------
1)If dilution would be greater than 30% - vote AGAINST 2) If strike prices are 10% or more below market - vote AGAINST

M0540   Approve Employment Agreement                                      C by C
M0541   Approve Stock/Cash Award to Executive                             C by C
M0543   Approve Executive Loans to Exercise Options                       C by C
M0546   Approve Executive Loans (Not for Options)                         C by C
M0547   Company-Specific--Compensation-Related                            C by C
M0548   Approve Repricing of Options                                      C by C
M0554   Approve Outside Director Stock Awards/Options in
        Lieu of Cash                                                      FOR
M0555   Approve Stock Option Plan Grants                                  C by C
M0556   Approve Stock-for-Salary/Bonus Plan                               FOR
M0557   Approve Retirement Benefits for Nonexecutive Directors            C by C
M0558   Approve/Amend Bundled Compensation Plans                          C by C
M0561   Approve/Amend Executive Stock Option Plan                         C by C
M0562   Approve/Amend Employee Savings-Related Share Purchase             C by C
M0564   Approve/Amend Employment Agreements                               C by C
M0567   Approve Employee Stock Ownership Plan                             C by C
M0568   Approve/Amend Profit Sharing Plan                                 C by C
M0580   Appoint Internal Statutory Auditor                                C by C
M0582   Approve Retirement Bonuses for Directors                          C by C
M0583   Approve Retirement Bonuses for Statutory Auditors                 C by C
M0584   Approve Retirement Bonuses for Directors and
        Statutory Auditors                                                C by C

                                                                          Client
Agenda Code and Description                                               Policy
-----------------------------------------------------------------------   ------
M0585   Approve Special Bonus for Family of Deceased Director             C by C
M0586   Approve Special Bonus for Family of Deceased
        Statutory Auditor                                                 C by C
M0587   Approve Special Bonuses for Families of Deceased
        Directors and Statutory Auditors                                  C by C
M0588   Approve Increase in Aggregate Compensation
        Ceiling for Directors                                             C by C
M0589   Approve Increase in Aggregate Compensation Ceiling for
        Statutory Auditors                                                C by C
M0590   Approve Increase in Aggregate Compensation Ceiling for
        Directors and Statutory Auditors                                  C by C
M0591   Approve or Amend Option Plan for Overseas Employees               C by C
M0592   Amend Terms of Outstanding Options                                C by C
M0593   Approve Share Plan Grant                                          C by C
M0594   Approve Financial Assistance in Connection with Stock
        Purchase/Stock Option Plan                                        C by C
M0595   Amend Articles/Charter--Compensation-Related                      C by C
M0596   Approve Non-Employee Director Restricted Stock Plan               C by C
M0597   Amend Non-Employee Director Restricted Stock Plan                 C by C
M0598   Approve Non-Employee Director Omnibus Plan                        C by C
M0599   Amend Non-Employee Director Omnibus Stock Plan                    C by C

VI.  M0600s Management Proposals - Antitakeover Related

                                                                          Client
Agenda Code and Description                                               Policy
----------------------------------------------------------------------   -------
M0601   Amend Articles/Bylaws/Charter to Include
        Antitakeover Provision(s)                                        AGAINST
M0602   Amend Articles/Bylaws/Charter to Remove Antitakeover
        Provision(s)                                                     FOR
M0603   Eliminate Right to Act by Written Consent                        AGAINST
M0604   Provide Directors May Only Be Removed for Cause                  AGAINST
M0605   Adopt or Increase Supermajority Vote Requirement
        for Amendments (up to  66 2/3%)                                  AGAINST
M0606   Adopt or Increase Supermajority Vote Requirement
        for Mergers                                                      AGAINST
M0607   Adopt or Increase Supermajority Vote Requirement for
        Removal of Directors                                             AGAINST
M0608   Reduce Supermajority Vote Requirement                            FOR
M0609   Adopt or Amend Shareholder Rights Plan (Poison Pill)             AGAINST
M0611   Approve Control Share Acquisition                                AGAINST
M0612   Opt Out of State's Control Share Acquisition Law                 FOR
M0613   Adopt Fair Price Provision                                       AGAINST
M0614   Rescind Fair Price Provision                                     FOR
M0617   Adjourn Meeting                                                  C by C
M0618   Eliminate Right to Call Special Meeting                          AGAINST
M0619   Restrict Right to Call Special Meeting                           AGAINST
M0621   Require Advance Notice for Shareholder
        Proposals/Nominations                                            FOR
M0622   Consider Non-Financial Effects of Mergers                        AGAINST
M0627   Permit Board to Amend Bylaws Without Shareholder Consent         FOR

                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------   -------
M0629   Waive Control Share Acquisition Provision                       C by C
M0630   Renew Shareholder Rights Plan (Poison Pill)                     AGAINST
M0650   Adopt Double Voting Rights for Long-Term Registered
        Shareholders                                                    AGAINST
M0651   Adopt Increased Dividends for Long-Term Registered
        Shareholders                                                    AGAINST
M0652   Renew Partial Takeover Provision                                C by C
M0653   Authorize Board to Issue Shares in the Event of a Public
        Tender Offer or Share Exchange Offer                            AGAINST
M0654   Authorize Board to Repurchase Shares in the Event of a Public
        Tender Offer or Share Exchange Offer                            AGAINST
M0655   Allow Board to Use All Outstanding Capital Authorizations       AGAINST
M0656   Create/Eliminate Special Share Held By Government               C by C
M0657   Adopt New Articles/Charter--Privatization-Related               C by C
M0658   Approve/Amend Stock Ownership Limitations                       C by C
M0659   Approve Reduction in Share Ownership Disclosure Threshold       C by C
M0660   Amend Articles/Charter--Governance-Related                      C by C
M0661   Company-Specific--Governance-Related                            C by C

VII. S0100s Shareholder Proposals - Routine Business

                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------   -------
S0101   Rotate Annual Meeting Location                                  AGAINST
S0102   Change Date/Time of Annual Meeting                              AGAINST
S0106   Initiate Payment of Cash Dividend                               AGAINST
S0107   Separate Chairman and CEO Positions                             C by C
S0108   Liquidate Company Assets and Distribute Proceeds                C by C
S0110   Establish Shareholder Advisory Committee                        C by C
S0115   Company-Specific -- Miscellaneous                               C by C
S0118   Convert Closed-End Fund to Open-End Fund                        C by C

VIII. S0200s Shareholder Proposals - Director Related

                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------   -------
S0201   Declassify the Board of Directors                               FOR
S0202   Establish Term Limits for Directors                             AGAINST
S0203   Establish a Nominating Committee                                FOR
S0204   Establish a Compensation Committee                              FOR
S0205   Establish Other Board Committee                                 C by C
S0207   Restore or Provide for Cumulative Voting                        AGAINST
S0209   Establish Director Stock Ownership Requirement                  AGAINST
S0211   Establish Mandatory Retirement Age for Directors                AGAINST
S0212   Require a Majority vote for the Election of Directors           C by C
S0214   Remove Existing Directors                                       C by C
S0215   Require Majority of Independent Directors on Board              FOR
S0217   Provide for Special Interest Representation on Board            AGAINST
S0219   Limit Composition of Committee(s) to Independent Directors      FOR
S0220   Require Director Nominee Qualifications                         AGAINST
S0222   Company-Specific--Board-Related                                 C by C
S0223   Require Directors Fees to be Paid in Stock                      AGAINST
S0225   Change Size of Board of Directors                               C by C
S0227   Add Women and Minorities to the Board                           FOR
S0230   Require Two Candidates for Each Board Seat                      AGAINST
S0233   Amend Articles/Bylaws/Charter-Filling Vacancies                 C by C
S0234   Amend Articles/Bylaws/Charter-Removal of Directors              C by C

                                                                         Client
Agenda Code and Description                                              Policy
---------------------------------------------------------------------   -------
S0235   Amend Articles/Bylaws/Charter-Call Special Meetings             C by C
S0236   Amend Vote Requirements to Amend Articles/ Bylaws/Charter       C by C
S0237   Amend Director/Officer Indemnification/Liability Provisions     C by C
S0250   Elect a Shareholder-Nominee to the Board                        C by C

IX.  S0300s Shareholder Proposals - Corporate Governance

                                                                          Client
Agenda Code and Description                                               Policy
----------------------------------------------------------------------   -------
S0302   Submit Shareholder Rights Plan (Poison Pill) to Shareholder
        Vote                                                             FOR
S0304   Provide for Confidential Voting                                  FOR
S0306   Submit Acquisition Offer(s) for Shareholder Vote                 FOR
S0307   Restore Preemptive Rights of Shareholders                        C by C
S0311   Reduce Supermajority Vote Requirement                            FOR
S0318   Eliminate or Restrict Severance Agreements (Change-in-Control)   C by C
S0319   Reincorporate in Another State [_]                               C by C
S0320   Submit Preferred Stock Issuance to Vote                          C by C
S0321   Submit Severance Agreement (Change-in-Control) to Shareholder
        Vote                                                             FOR
S0326   Amend Articles/Bylaws/Charter to Remove Antitakeover
        Provisions                                                       AGAINST
S0329   Eliminate Discretionary Voting of Unmarked Proxies               AGAINST
S0330   Eliminate Cumulative Voting                                      FOR
S0332   Amend Terms of Existing Poison Pill                              C by C
S0350   Amend Articles to Limit the Bank's Authority to Exercise
        Votes at AGMs as Proxy for Shareholders                          C by C
S0351   Initiate Special Investigation to Determine if the Bank
        Property Voted Proxies in the Previous Five Years                C by C
S0352   Company-Specific--Governance-Related                             C by C

* BONY supports shareholder proposals to submit poison pills to shareholder vote; BONY votes against management proposals for poison pills.

* BONY does not support severance packages of greater than three (3) times total compensation; BONY supports severance packages at three (3) or less times total compensation.

X.   S0400s Shareholder Proposals - Social / Human Rights

                                                                          Client
Agenda Code and Description                                               Policy
----------------------------------------------------------------------   -------
S0411   MacBride Principles                                              AGAINST
SO413   Report on MacBride Principles                                    AGAINST
S0414   ILO Standards                                                    AGAINST
S0415   Vendor Standards                                                 AGAINST
S0417   Workplace Code of Conduct                                        AGAINST
S0420   Burma-Related                                                    AGAINST
S0424   Report on Maquiladora Operations                                 AGAINST
S0425   China Principles                                                 AGAINST
S0426   Human Rights-Related                                             AGAINST

XI.  S0500s Shareholder Proposals - Compensation

                                                                          Client
Agenda Code and Description                                               Policy
----------------------------------------------------------------------   -------
S0501   Limit/Prohibit Awards to Executives                              AGAINST
S0503   Increase Disclosure of Executive Compensation                    AGAINST
S0504   Limit Executive Compensation                                     AGAINST
S0507   Report on Executive Compensation                                 AGAINST
S0508   Submit Executive Compensation to Vote                            AGAINST
S0509   Eliminate Outside Directors' Retirement Benefits                 FOR
S0510   Link Executive Compensation to Social Issues                     AGAINST
S0511   Company-Specific--Compensation-Related                           C by C
S0512   Performance-Based/Indexed Options                                C by C
S0513   Put Repricing of Stock Options to Shareholder Vote               FOR

XII. S0600s Shareholder Proposals - General Economic Issues

                                                                          Client
Agenda Code and Description                                               Policy
----------------------------------------------------------------------   -------
S0602   Report on Bank Lending Policies                                  AGAINST
S0614   International Finance                                            AGAINST
S0615   Avoid Export of U.S. Jobs (Outsourcing)                          AGAINST
S0616   Adopt High-Performance Workplace Policy                          None
S0617   Hire Advisor to Maximize Shareholder Value                       AGAINST
S0618   Seek Sale of Company/Assets                                      C by C
S0619   Endorse Efforts of G-7 Ministers                                 AGAINST

XIII. S0700s Shareholder Proposals - Health / Environment

                                                                          Client
Agenda Code and Description                                               Policy
----------------------------------------------------------------------   -------
S0702   Advertising Standards                                            AGAINST
S0703   Tobacco-Related--Miscellaneous                                   AGAINST
S0704   Tobacco-Related--Prepare Report                                  AGAINST
S0706   Abortion-Related Activities                                      AGAINST
S0708   Reduce/Eliminate Toxic Wastes or Emissions or Related            C by C
S0709   Nuclear Power-Related                                            C by C
S0720   Alcohol-Related                                                  AGAINST
S0725   Weapon-Related                                                   AGAINST
S0726   Adopt Conservation Policy                                        AGAINST
S0727   Report on Foreign Military Sales/Defense Business                AGAINST
S0728   CERES Principles                                                 AGAINST
S0729   Drug Pricing                                                     AGAINST
S0729   Report - Drug Reimportation                                      C by C
S0730   Report on Environmental Policies (View other codes as well)      AGAINST
S0730   Report - Operations in Protected/Ecologically Sensitive Areas    C by C
S0732   Spin Off Tobacco - Related Business                              AGAINST
S0734   Cease Tobacco - Related Advertising                              AGAINST
S0735   Health Care-Related                                              AGAINST
S0736   Genetically Modified Organisms (GMO)                             AGAINST
S0740   Environment Related--Miscellaneous (View other codes as well)    AGAINST

                                                                          Client
Agenda Code and Description                                               Policy
----------------------------------------------------------------------   -------
S0741   ANWR - Atlantic National Wildlife Refugee                        AGAINST
S0742   Reports - Green House/Global Warming                             C by C
S0742   Reports on Kyoto Protocol Compliance                             C by C

XIV. S0800s Shareholder Proposals - Other / Misc.

                                                                          Client
Agenda Code and Description                                               Policy
----------------------------------------------------------------------   -------
S0805   Report on Government Service of Employees                        AGAINST
S0806   Charitable Contributions                                         AGAINST
S0807   Political Contributions/Activities                               AGAINST
S0810   Company-Specific -- Shareholder Miscellaneous                    AGAINST
S0810   Board Interlock - Directors on Common Boards                     C by C
S0812   EEOC-Related Activities                                          AGAINST
S0814   Glass Ceiling                                                    AGAINST

XV.  S0900s Shareholder Proposals - Other / Misc.

                                                                          Client
Agenda Code and Description                                               Policy
----------------------------------------------------------------------   -------
S0999   Reports - Concentrated Area Feeding Operations (CAFOs)           C by C
S0999   Disclosure of Land Use/Real Estate development                   C by C
S0999   Reports to Phase out the use of Animals in testing               C by C

Special Instructions

M0501 - M0535: Use the following evaluation method:
If dilution is greater than 30 percent - vote AGAINST
If strike price is 10 percent or more below fair market value - vote AGAINST

                                    PART C

                               OTHER INFORMATION

Item 23. Exhibits.

Exhibit
Number   Description
-------  ----------------------------------------------------------------------
  (a)(1) Articles of Incorporation of Registrant, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

  (2) Articles of Amendment, dated June 29, 1992, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

  (3)    Articles Supplementary, dated June 29, 1994.*

  (4)    Articles Supplementary, dated August 15, 1995.*

  (5) Articles of Amendment, dated January 22, 1997, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

  (6) Articles Supplementary, dated January 22, 1997, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

  (7) Articles Supplementary, dated April 30, 1999, incorporated by reference to Post-Effective Amendment No. 13, filed on April 30, 1999.

  (8) Form of Articles Supplementary, dated September 17, 1999, incorporated by reference to Post-Effective Amendment No. 14, filed on September 23, 1999.

  (9) Articles Supplementary, dated February 15, 2000, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

  (10) Articles Supplementary, dated February 26, 2001, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

  (11) Articles Supplementary, dated April 2, 2001, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

  (12) Articles Supplementary, dated November 14, 2001, incorporated by reference to Post-Effective Amendment No. 19, filed on December 18, 2001.

  (13) Articles Supplementary, dated March 26, 2002, incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.

  (14) Articles of Amendment, dated May 22, 2002, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.

  (15) Articles Supplementary, dated May 22, 2002, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.

  (16) Articles Supplementary, dated February 25, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(17) Form of Articles of Amendment, dated January 26, 2004, incorporated by reference to Post-Effective Amendment No. 34, filed on January 23, 2004.

(18) Form of Articles Supplementary, dated January 26, 2004, incorporated by reference to Post-Effective Amendment No. 34, filed on January 23, 2004.

(19) Articles Supplementary, dated January 7, 2005, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(20) Articles of Amendment, dated January 7, 2005, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(21) Articles Supplementary, dated April 15, 2005, incorporated by reference to Post-Effective Amendment No. 42, filed on June 29, 2005.z

(22) Articles of Amendment, dated August 16, 2005, incorporated by reference to Post-Effective Amendment No. 45, filed on November 14, 2005.

(23) Articles Supplementary, dated September 28, 2005, incorporated by reference to Post-Effective Amendment No. 45, filed on November 14, 2005.

(24) Articles Supplementary, dated September 28, 2006, incorporated by reference to Post-Effective Amendment No. 49, filed on September 29, 2006.

(25) Articles Supplementary, dated November 15, 2006, incorporated by reference to Post-Effective Amendment No. 53, filed on December 29, 2006.

(26) Articles Supplementary, dated February 14, 2007, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1, 2007.

(b) Bylaws of Registrant, as amended effective November 15, 2006, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1, 2007.

(c)(1) Form of Specimen stock certificate of common stock of BNY Hamilton Money Fund, incorporated by reference to Pre-Effective Amendment No.2, filed on July 7, 1992.

(2) Form of Specimen stock certificate of common stock of BNY Hamilton Intermediate Government Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.

(3) Form of Specimen stock certificate of common stock of BNY Hamilton Intermediate New York Tax-Exempt Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.

(4) Form of Specimen stock certificate of common stock of BNY Hamilton Large Cap Equity Fund (formerly, "BNY Hamilton Equity Income Fund"), incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.

(d)(1) Investment Advisory Agreement between BNY Hamilton Money Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(2) Investment Advisory Agreement between BNY Hamilton Intermediate Government Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(3) Investment Advisory Agreement between BNY Hamilton Intermediate New York Tax-Exempt Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(4) Investment Advisory Agreement between BNY Hamilton Large Cap Equity Fund (formerly, "BNY Hamilton Equity Income Fund") and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(5) Investment Advisory Agreement between BNY Hamilton Treasury Money Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(6) Investment Advisory Agreement between BNY Hamilton Large Cap Growth Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(7) Investment Advisory Agreement between BNY Hamilton Small Cap Growth Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(8) Investment Advisory Agreement between BNY Hamilton International Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(9) Investment Advisory Agreement between BNY Hamilton Core Bond Fund (formerly, "BNY Hamilton Intermediate Investment Grade Fund") and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(10) Investment Advisory Agreement between BNY Hamilton Intermediate Tax-Exempt Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(11) Investment Advisory Agreement between BNY Hamilton U.S. Bond Market Index Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(12) Investment Advisory Agreement between BNY Hamilton S&P 500 Index Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(13) Investment Advisory Agreement between BNY Hamilton Large Cap Value Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(14) Sub-advisory Agreement between BNY Hamilton Large Cap Value Fund and Estabrook Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.

(15) Form of Investment Advisory Agreement between BNY Hamilton New York Tax-Exempt Money Fund (formerly, "BNY Hamilton New York Tax-Free Money Market Fund") and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 19, filed on December 18, 2001.

(16) Form of Investment Advisory Agreement between BNY Hamilton Enhanced Income Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.

(17) Form of Investment Advisory Agreement between BNY Hamilton Multi-Cap Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.

(18) Form of Sub-advisory Agreement between The Bank of New York and Gannett Welsh & Kotler, LLC, with respect to the BNY Hamilton Multi-Cap Equity Fund, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.

(19) Form of Investment Advisory Agreement between BNY Hamilton High Yield Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(20) Form of Sub-Advisory Agreement between The Bank of New York and Seix Investment Advisors Inc. with respect to the BNY Hamilton High Yield Fund, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(21) Form of Investment Advisory Agreement between BNY Hamilton Small Cap Core Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(22) Form of Sub-Advisory Agreement between The Bank of New York and Gannett Welsh & Kotler, LLC, with respect to BNY Hamilton Small Cap Core Equity Fund, incorporated by reference to Post-Effective Amendment No. 38, filed on February 28, 2005.

(23) Form of Investment Advisory Agreement between BNY Hamilton Municipal Enhanced Yield Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 42, filed on June 29, 2005.

(24) Form of Sub-Advisory Agreement between The Bank of New York and Gannett Welsh & Kotler, LLC with respect to BNY Hamilton Municipal Enhanced Yield Fund, incorporated by reference to Post-Effective Amendment No. 42, filed on June 29, 2005.

(25) Form of Investment Advisory Agreement between BNY Hamilton 100% U.S. Treasury Securities Money Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 49, filed on September 29, 2006.

(26) Form of Investment Advisory Agreement between BNY Hamilton U.S. Government Money Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 49, filed on September 29, 2006.

(27) Form of Investment Advisory Agreement between BNY Hamilton Tax-Exempt Money Fund and The Bank of New York, incorporated by reference to Post- Effective Amendment No. 52, filed on December 11, 2006.

(28) Form of Investment Advisory Agreement between BNY Hamilton Global Real Estate Securities Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11, 2006.

(29) Form of Sub-Advisory Agreement between The Bank of New York and Urdang Securities Management, Inc., with respect to BNY Hamilton Global Real Estate Securities Fund, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11, 2006.

(e)(1) Form of Amended and Restated Distribution Agreement between BNY Hamilton Funds, Inc. and BNY Hamilton Distributors, Inc. dated July 1, 2006.#

(2) Form of Schedules A to Amended and Restated Distribution Agreement dated July 1, 2006, between Registrant and BNY Hamilton Distributors, Inc., as amended September 30, 2006 and December 29, 2006, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11, 2006.

(f)    Not Applicable.

(g)(1) Custody Agreement between BNY Hamilton Funds, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(2) Form of Amended and Restated Appendices B to Custody Agreement between Registrant and The Bank of New York, as amended September 30, 2006 and December 29, 2006, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11, 2006.

(h)(1) Form of Administration Agreement dated June 30, 2005 between BNY Hamilton Funds, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 45, filed on November 14, 2005.

(2) Form of Amended Exhibits A to the Administration Agreement, as amended September 30, 2006 and December 29, 2006, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11, 2006.

(3) Form of Sub-Administration Agreement dated June 30, 2005 between The Bank of New York and BISYS Fund Services Ohio, Inc, incorporated by reference to Post-Effective Amendment No. 45, filed on November 14, 2005.

(4) Form of Amendments to Schedule II to the Sub-Administration Agreement between The Bank of New York and BISYS Fund Services Ohio, Inc., as amended September 30, 2006 and December 29, 2006, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11, 2006.

(5) Fund Accounting Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(6) Revised Fund Accounting Services Agreement between BNY Hamilton International Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 11, filed on April 30, 1998.

(7) Amendment to Fund Accounting Agreement, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.

(8) Form of Amended Appendices A to Fund Accounting Agreement, as amended September 30, 2006 and December 29, 2006, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11, 2006.

(9) Form of Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 13, filed on April 30, 1999.

(10) Amended and Restated Shareholder Servicing Plan of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund (Retail, Classic, Premier, Agency and Hamilton Share Classes), incorporated by reference to Post-Effective Amendment No. 45, filed on November 14, 2005.

(11) Amended Schedules A to the Amended and Restated Shareholder Servicing Plan (Classic, Retail, Hamilton, Agency and Premier Classes), as amended September 30, 2006 and December 29, 2006, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11, 2006.

(12) Form of Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc., incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

(13) Form of Amended Schedules A, dated November 15, 2006 and December 29, 2006 and Schedules C, as amended September 30, 2006 and December 29, 2006, to the Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc., incorporated by reference to Post-Effective Amendment No. 52, filed on December 11, 2006.

(14) Form of Amended Schedule C of the Transfer Agency Agreement between BNY Hamilton Funds, Inc. and BISYS Fund Services Ohio, Inc., dated February 14, 2007, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1, 2007.

(15) Form of Securities Lending Agreement and Guaranty between BNY Hamilton Funds, Inc., on behalf of each of its series listed on Exhibit A thereto, and The Bank of New York, dated August 2, 2006, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1, 2007.

(16) Cash Management and Related Services Agreement between each series of BNY Hamilton Funds, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

(17) Form of Amended and Restated Schedules A to the Cash Management and Related Services Agreement between BNY Hamilton Funds, Inc. and The Bank of New York, as amended September 30, 2006 and December 29, 2006, incorporated by reference to Post-Effective Amendment No. 52, filed on December 11, 2006.

(i)(1) Opinion and Consent of Counsel, previously filed with the Securities and Exchange Commission.

(2) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton High Yield Fund, previously filed with the Securities and Exchange Commission.

(3) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Multi-Cap Equity Fund, previously filed with the Securities and Exchange Commission.

(4) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Enhanced Income Fund, previously filed with the Securities and Exchange Commission.

(5) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton New York Tax-Exempt Money Fund, previously filed with the Securities and Exchange Commission.

(6) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Small Cap Core Equity Fund, previously filed with the Securities and Exchange Commission.

(7) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Municipal Enhanced Yield Fund, previously filed with the Securities and Exchange Commission.

(8) Opinion and Consent of Venable LLP, in respect of BNY Hamilton Tax-Exempt Money Fund and BNY Hamilton Global Real Estate Securities Fund, previously filed with the Securities and Exchange Commission.

(j)    Consent of Tait, Weller & Baker.#

(k)    Not Applicable.

(l) Form of Seed Capital Agreement between BNY Hamilton Funds, Inc. and BNY Hamilton Distributors, Inc., incorporated by reference to Pre-Effective Amendment No. 1, filed on June 15, 1992.

(m)(1) Form of Amended and Restated Plan of Distribution Pursuant to Rule 12b-1, dated February 14, 2007, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1, 2007.

(n)(1) Form of Fifth Amended and Restated 18f-3 Multiple Class Plan, dated February 14, 2007, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1, 2007.

(o)    None.

(p)(1) Code of Ethics as adopted for the BNY Hamilton Funds, Inc., incorporated by reference to Post-Effective Amendment No. 53, filed on December 29, 2006.

(2) Code of Ethics as adopted for BNY Asset Management/The Bank of New York, incorporated by reference to Post- Effective Amendment No. 51, filed on October 27, 2006.

(3) Code of Ethics as adopted for BISYS Fund Services, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1, 2007.

(4) Code of Ethics as adopted for Estabrook Capital Management LLC, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.

(5) Code of Ethics as adopted for Urdang Securities Management, Inc., incorporated by reference to Post-Effective Amendment No. 52, as filed on December 11, 2006.

(6) Code of Ethics as adopted for Gannett, Welsh & Kotler, LLC, incorporated by reference to Post-Effective Amendment No. 53, filed on December 29, 2006.

(7) Code of Ethics as adopted for Trusco Capital Management, Inc. (Seix Investment Advisors Inc.).#

Other Exhibit

(1)    Power of Attorney for Newton P.S. Merrill, Edward L. Gardner, James
       E. Quinn, Kim Kelly, John R. Alchin, Joseph Mauriello and Karen Osar dated February 14, 2007, incorporated by reference to Post-Effective Amendment No. 54, filed on March 1, 2007.
--------
#   Filed herewith.
*  Previously filed with the Securities and Exchange Commission.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VI of Registrant's Bylaws and the Distribution Agreement each previously filed with the Securities and Exchange Commission by the Registrant. Registrant, its Directors and officers, the other investment companies administered by the Administrator, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officers or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

The Registrant's investment adviser, The Bank of New York, is a New York banking corporation. The Bank of New York provides banking and other financial services to corporations and individuals. The Bank of New York is not affiliated with BNY Hamilton Distributors, Inc.

To the knowledge of the Registrant, none of the directors or officers of The Bank of New York, except those set forth below, is engaged (or has been engaged within the last two fiscal years of the Registrant) in any other business, profession, vocation or employment of a substantial nature (other than as directors, officers, employees, members, partners and/or trustees of The Bank of New York or certain of its affiliates).

            Position with
            The Bank of                              Principal Business
Name        New York      Title/Company              Address
----        ------------- -------------------------  -------------------------
Frank J.      Director    Chairman, Biondi Reiss     The principal business
Biondi, Jr.               Capital Management LLC     address for Biondi Reiss
                          (investment adviser to     Capital Management LLC is
                          Water View Partners LLC,   110 N. Rockingham Ave.,
                          a private equity limited   Los Angeles, CA 90049
                          Partnership focused on
                          media and entertainment)

Nicholas M.   Director    Senior Vice President,     The principal business
Donofrio                  Technology and             address for IBM
                          Manufacturing of IBM       Corporation is 1 New
                          Corporation (developer     Orchard Road Armonk, New
                          and Manufacturer of        York 10504
                          advanced information
                          systems)

           Position with
           The Bank of                               Principal Business
Name       New York        Title/Company             Address
----       --------------- ------------------------  --------------------------
Richard J. Director        Retired Chairman and      The principal business
Kogan                      Chief Executive Officer   address for Schering
                           of Schering Plough        Plough Corporation is
                           Corporation               2000 Galloping Hill Road
                           (manufacturer Of          Kenilworth, NJ 07033
                           pharmaceutical and
                           consumer products

Michael J. Director        Chairman and Chief        The principal business
Kowalski.                  Executive Officer of      address for Tiffany & Co.
                           Tiffany & Co.             is 727 Fifth Ave. New
                           (international            York, NY 10022
                           designers, manufacturers
                           and distributors of
                           jewelry and fine goods)

John A.    Director        Chairman, President and   The principal business
Luke, Jr.                  Chief Executive Officer   address for Mead/Westvaco
                           of Mead Westvaco          Corporation is One High
                           Corporation               Ridge Park Stamford, CT
                           (manufacturer of paper,   06095
                           packaging and specialty
                           chemicals)

John C.    Director        Chairman of Liberty       The principal business
Malone                     Media Corporation         address for Liberty Media
                           (producer and             Corporation is 8101 East
                           distributor of            Prentice Ave., Suite 500,
                           entertainment sports,     Englewood, CO 80111
                           informational
                           programming and
                           electronic Retailing
                           services)

Paul       Director        Chairman of Guardian      The principal business
Myners                     Media Group plc (UK       address for Guardian
                           media business with       Media Group (UK) is 60
                           interests in national     Farringdon Road, London,
                           and community             EC1R 3GA
                           newspapers, magazines,
                           the Internet and radio)

Catherine  Director        Senior Executive Vice     The principal business
A. Rein                    President and Chief       address for Metropolitan
                           Administrative Officer    Life, Inc. is One Madison
                           of Metropolitan Life,     Avenue, New York, NY 10010
                           Inc. (insurance and
                           financial services)

Thomas     Chairman and    Director of Public        The principal business
Renyi      Chief Executive Service Enterprise        address for Public
           Officer         Group, Inc. (public       Service Enterprise Group,
                           utility holding company)  Inc. is Corporate
                                                     Accounting Services, 80
                                                     Park Plaza, 9th Floor,
                                                     Newark, NJ 07102-4194

William C  Director        President and Chief       The principal business
Richardson                 Executive Officer         address for W.K. Kellogg
                           Emeritus of W.K. Kellogg  Foundation is One
                           Foundation (a private     Michigan Avenue, East
                           foundation)               Battle Creek Michigan
                                                     49017-4012

           Position with
           The Bank of                              Principal Business
Name       New York      Title/Company              Address
----       ------------- -------------------------  -------------------------
Brian L      Director    President of Comcast Corp  The principal business
Roberts                  (developer, manager and    address for Comcast Corp.
                         operator of broadband      is 1500 Market Street
                         cable networks and         Philadelphia, PA 19102
                         provider of content)

Samuel C.    Director    Chairman, President and    The principal business
Scott III                Chief Executive Officer    address for Corn Products
                         of Corn Products           International, Inc. is 5
                         International, Inc.        Westbrook Corp. Center
                         (global producers of corn  Westchester, Illinois
                         refined and starch based   60154
                         ingredients)

Richard C.   Director    Retired Executive Vice     The principal business
Vaughan                  President and Chief        address for Lincoln
                         Financial Officer of       Financial Corporation is
                         Lincoln Financial          116 E. Berry St. Fort
                         Corporation (provider of   Wayne, IN 46801.
                         life insurance, annuities
                         retirement plans and
                         other financial services
                         to individual and
                         institutional clients)

To the knowledge of the Registrant, none of the directors, officers or members, as applicable, of Urdang Securities Management, Inc., Estabrook Capital Management, LLC, or Gannett, Welsh & Kotler, LLC, the investment sub-advisers to certain series of the Registrant and either direct or indirect wholly-owned subsidiaries of The Bank of New York Co., Inc., the parent company of The Bank of New York (each a "Sub-Adviser"), are engaged (or have been engaged within the last two fiscal years of the Registrant) in any other business, profession, vocation or employment of a substantial nature (other than as directors, officers, employees, members, partners, and/or trustees of the applicable Sub-Adviser or certain of its affiliates).

The investment sub-adviser to certain other series of the Registrant, Seix Investment Advisors Inc. ("Seix"), is a fixed income division of Trusco Capital Management, Inc., an investment adviser registered under the Investment
Advisers Act of 1940, as amended, which is a subsidiary of Sun Trust Banks, Inc.

To the knowledge of the Registrant, none of the directors or officers of Seix is engaged in any other business, profession, vocation or employment of a substantial nature (other than as directors, officers, employees, members, partners and/or trustees of Trusco Capital Management, Inc. or certain of its affiliates).

Item 27. Principal Underwriters.

(a) BNY Hamilton Distributors, Inc. (the "Distributor") acts as the exclusive distributor to the Registrant. The Distributor does not act as an underwriter, distributor or investment adviser for any other investment company. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor's principal address is 100 Summer Street, Suite 1500, Boston, MA 02110.

(b) Information about the Directors and officers of the Distributor is as follows:

                      Positions and Offices with BNY        Positions and Offices with
Director or Officer    Hamilton Distributors, Inc.                  Registrant
------------------- ----------------------------------  ----------------------------------
   Brian K. Bey     President and Director              None
   Elliott Dobin    Secretary                           None

                      Positions and Offices with BNY        Positions and Offices with
Director or Officer    Hamilton Distributors, Inc.                  Registrant
------------------- ----------------------------------  ----------------------------------
  Andrew H. Byer    Chief Compliance Officer            None
  Wayne A. Rose     Assistant Chief Compliance Officer  Anti-Money Laundering Officer
  James E. Pike     Financial and Operations Principal  None

The principal business address of the above directors and officers of the Distributor is 100 Summer Street, Suite 1500, Boston, MA 02110.

(c) Other Compensation received by the Distributor

The table below sets forth the 12b-1 fees that the classes of the Funds specified below paid to the Distributor during the fiscal year ended December 31, 2006.

                                           Gross Amount    12b-1 Fees        Amount
                                           Received by     Returned to    Retained by
Fund/Class(a)                              Distributor      the Funds    Distributor(b)
-------------                            -------------    -----------   --------------
Money Market Funds

BNY Hamilton Money Fund
   Classic Shares                        $3,155,976.13    $        0    $3,155,976.13
   Retail Shares                                   N/A(c)        N/A(c)           N/A(c)
BNY Hamilton Treasury Money Fund
   Classic Shares                        $  981,833.86    $49,954.91    $  931,878.95
   Retail Shares                                   N/A(c)        N/A(c)           N/A(c)
BNY Hamilton New York Tax-Exempt
   Money Fund
   Classic Shares                        $   42,972.70    $        0    $   42,972.70
BNY Hamilton U.S. Government Money Fund
   Classic Shares                                  N/A(d)        N/A(d)           N/A(d)
BNY Hamilton 100% U.S. Treasury
  Securities Fund
   Classic Shares                                  N/A(d)        N/A(d)           N/A(d)
BNY Hamilton Tax-Exempt Money Fund
   Classic Shares                                  N/A(e)        N/A(e)           N/A(e)
   Retail Shares                                   N/A(e)        N/A(e)           N/A(e)

Non-Money Market Funds

BNY Hamilton Core Bond Fund
   Class A                               $      803.33    $    16.06    $    7,787.27
   Class C                               $           0    $        0    $           0
BNY Hamilton Enhanced Income Fund
   Class A                               $    5,686.10    $        0    $    5,686.10
   Class C                               $      206.16    $        0    $      206.16
BNY Hamilton Global Real Estate
  Securities Fund(f)
   Class A                               $           0    $        0    $           0
BNY Hamilton High Yield Fund
   Class A                               $    2,376.29    $    13.99    $    2,362.30
   Class C                               $           0    $        0    $           0
BNY Hamilton Intermediate Government
  Fund
   Class A                               $   17,448.82    $    16.39    $   17,432.43
   Class C                                         N/A(g)        N/A(g)           N/A(g)

                                          Gross Amount   12b-1 Fees       Amount
                                          Received by    Returned to   Retained by
Fund/Class(a)                             Distributor     the Funds   Distributor(b)
-------------                            ------------   -----------   --------------
BNY Hamilton Intermediate New York
Tax-Exempt Fund
   Class A                               $ 47,086.89    $    74.81     $ 47,012.08
   Class C                               $    102.68    $     0.13     $    102.55
BNY Hamilton Intermediate Tax-Exempt
  Fund
   Class A                               $  3,978.58    $     8.06     $  3,970.52
   Class C                                       N/A(g)        N/A(g)          N/A(g)
BNY Hamilton International Equity Fund
   Class A                               $ 12,207.21    $        0     $ 12,207.21
   Class C                                       N/A(g)        N/A(g)          N/A(g)
BNY Hamilton Large Cap Equity Fund
   Class A                               $ 71,588.01    $   249.31     $ 71,338.70
   Class C                               $         0    $        0     $         0
BNY Hamilton Large Cap Growth Fund
   Class A                               $ 19,211.38    $    52.28     $ 19,159.10
   Class C                                       N/A(g)        N/A(g)          N/A(g)
BNY Hamilton Large Cap Value Fund
   Class A                               $  2,841.42    $        0     $  2,841.42
   Class C                                       N/A(g)        N/A(g)          N/A(g)
BNY Hamilton Multi-Cap Equity Fund
   Class A                               $167,321.68    $56,155.17     $111,166.51
   Class C                                       N/A(g)        N/A(g)          N/A(g)
BNY Hamilton S&P 500 Index Fund
   Investor Class                        $  2,348.81    $        0     $  2,348.81
BNY Hamilton Small Cap Growth Fund
   Class A                               $ 61,041.76    $ 1,631.53     $ 59,410.23
   Class C                               $      9.75    $     0.63     $      9.12
BNY Hamilton U.S. Bond Market Index Fund
   Investor Class                        $    541.36    $        0     $    541.36
BNY Hamilton Small Cap Core Equity Fund
   Class A                               $  4,298.79    $   895.62     $  3,403.17
   Class C                                       N/A(g)        N/A(g)          N/A(g)

--------
(a) Class A, Class C and Investor Classes of the non-money market BNY Hamilton Funds paid 12b-1 fees to the Distributor during the fiscal year ended December 31, 2006. Classic and Retail Classes of the money market BNY Hamilton Funds paid 12b-1 fees to the Distributor during the fiscal year ended December 31, 2006. Other classes of the BNY Hamilton Funds, Inc. do not pay distribution (12b-1) fees or any other type of commission or compensation to the Distributor. See "Distributor" in the Funds' Statements of Additional Information for more information regarding 12b-1 fees paid to the Distributor.
(b) Amount of 12b-1 fees paid by the Funds that are retained by Distributor and utilized for approved distribution-related expenditures.
(c) The Retail Shares of the Fund had not commenced operations as of December 31, 2006. Accordingly, they did not pay any 12b-1 fees during the most recent fiscal year.
(d) The Classic Shares of the Fund had not commenced operations as of December 31, 2006. Accordingly, they did not pay any 12b-1 fees during the most recent fiscal year.
(e) The Fund has not yet commenced operations. Accordingly, its Classic Shares and Retail Shares have not yet paid any 12b-1 fees.
(f)  The Fund commenced operations on December 29, 2006.
(g) Class C Shares of the Fund were not outstanding during the fiscal year ended December 31, 2006. Accordingly, the Class C Shares of the Fund did not pay any 12b-1 fees during that period.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 and 100 Summer Street, 15th Floor, Boston, MA 02110; and at the offices of The Bank of New York, as administrator, 101 Barclay Street, New York, NY 10286.

Item 29. Management Services.

Not Applicable.

Item 30. Undertakings.

The Registrant undertakes that, if requested to do so by 10% of its outstanding shares, the Registrant will promptly call a meeting of shareholders for the purpose of voting on the removal of a director or directors and Registrant will assist with shareholder communications as required by Section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), the registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 55 under the Securities Act and Post-Effective Amendment No. 58 under the 1940 Act to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and the State of New York on the 30th day of April 2007.


BNY HAMILTON FUNDS, INC.

By: /s/ Kevin J. Bannon
    ---------------------------------
    Kevin J. Bannon
    President and Chief Executive Officer


Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 55 to the Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April 2007.


Name                   Title
----                   -----
Edward L. Gardner*     Director and Chairman of the Board of Directors

James E. Quinn*        Director

Karen R. Osar*         Director

Kim D. Kelly*          Director

John R. Alchin*        Director

Newton P.S. Merrill*   Directer

Joseph Mauriello*      Director

/s/ Kevin J. Bannon    President and Chief Executive Officer
---------------------
Kevin J. Bannon

/s/ Guy Nordahl        Treasurer, Chief Financial Officer, and Principal
---------------------  Accounting Officer
Guy Nordahl

*By: /s/ Joseph Murphy
     ---------------------------------
     Joseph Murphy
     Attorney-in-Fact, pursuant to a power of attorney

EXHIBIT INDEX

BNY HAMILTON FUNDS

Exhibit Number  Title of Exhibit
--------------  ----------------
e(1) Form of Amended and Restated Distribution Agreement between BNY Hamilton Funds, Inc. and BNY Hamilton Distributors, Inc. dated July 1, 2006.

j               Consent of Tait, Weller & Baker LLP.

p(7)            Code of Ethics as adopted for Trusco Capital Management, Inc.
                (Seix Investment Advisors Inc.).